UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-07989

                         Metropolitan West Funds

(Exact name of registrant as specified in charter)

865 South Figueroa Street

                                 Los Angeles, CA 90017

(Address of principal executive offices) (Zip code)

David B. Lippman

Metropolitan West Funds

865 South Figueroa Street

                                   Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end:  March 31

Date of reporting period:  September 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Metropolitan West Funds	September 30, 2017
Table of Contents

METROPOLITAN WEST FUNDS

Dear Fellow Shareholder,

As we proceed further into the second decade of managing the Metropolitan West Funds, we thank you for your enduring investment in the Fund family. We are pleased to provide the following Semi-Annual Report for the Funds for the period ended September 30, 2017. Over the reporting period, the Funds experienced steady growth in the way of flows and investment gains, with total assets reaching approximately $89 billion, providing for continued stability and resource commitments as we look to meet, and hopefully, exceed our client expectations.

The September 30, 2017 Semi-Annual Report covers the following Metropolitan West Funds:

Metropolitan West AlphaTrak 500 Fund	M-Class (MWATX)
Metropolitan West Floating Rate Income Fund	M-Class (MWFRX), I Class (MWFLX)
Metropolitan West High Yield Bond Fund	M-Class (MWHYX), I-Class (MWHIX)
Metropolitan West Intermediate Bond Fund	M-Class (MWIMX), I-Class (MWIIX)
Metropolitan West Low Duration Bond Fund	M-Class (MWLDX), I-Class (MWLIX),
Administrative-Class (MWLNX)
Metropolitan West Strategic Income Fund	M-Class (MWSTX), I Class (MWSIX)
Metropolitan West Total Return Bond Fund	M-Class (MWTRX), I-Class (MWTIX),
Administrative-Class (MWTNX),
Plan-Class (MWTSX)
Metropolitan West Ultra Short Bond Fund	M-Class (MWUSX), I-Class (MWUIX)
Metropolitan West Unconstrained Bond Fund	M-Class (MWCRX), I Class (MWCIX)

Economic Review and Market Environment

Geopolitical and idiosyncratic risks continued to be simultaneously heightened and severely discounted by investors during the period. Notwithstanding brief bouts of market volatility resulting from heated rhetoric between the U.S. and North Korea, devastating natural disasters in the U.S. southeast, and contentious political discourse, the overarching theme was one of upward-trending markets propagated by still-accommodative central banks even as the number of potential catalysts to overturn frothy valuations grew. Meanwhile, market volatility measures such as the VIX hovered near historical lows, illustrative of the apparent complacency supporting price levels. While late 2016/early 2017 sentiment held that the new administration in Washington DC, was poised to spur a faster pace of economic growth with passage of long-absent fiscal stimulus, political reality (and intransigence) has frustrated much in the way of legislative progress. As a result, no meaningful acceleration in GDP has occurred, and wage growth remains limited, while a lack of inflationary pressure persists, the combination of which reveals little fundamental support for the lack of risk aversion in evidence. Though corporate earnings have been resilient and modestly growing, indications are that profit momentum has been sustained more by financial engineering than robust top-line growth.

Despite a lack of fundamental catalysts (in our view) for the recent return environment, the market for risk assets remained buoyant, with equity indices reaching new record high levels several times. Spread sectors in the fixed income market also posted solid positive performance, as investors continued to rely on dovish central banks to bring the Bloomberg Barclays Aggregate Index to a total return of 2.3%. Corporate credit outpaced the overall market with a return of 3.9% given a supportive technical backdrop of both strong inflows into domestic high grade funds and robust overseas demand for yield. High yield also benefitted from the quest for spread product, gaining over 4% during the period. Within non-corporate credit, municipals led the way with a 3% return and was one of the top performing sectors in the fixed income space as potential cash flow disruption risks from hurricanes were limited by Federal aid, insurance and reserves, while rating agencies remained sanguine. Among securitized issues, non-agency MBS continued to post consistent, positive returns, led by subprime and alt-A collateral. Agency MBS performance, meanwhile, was mixed within the coupon stack, though the overall sector continued to recover from early year weakness and outpaced comparable maturity US Treasury issues. Meanwhile, performance among asset-backed securities (ABS) was led by floating rate student loans. Finally, non-agency backed CMBS securities modestly outperformed their agency CMBS counterparts despite the technical headwind of increased issuance during the past three months.

The Economy and Market Ahead

With demand for yield remaining as a dominant market theme, technicals have generally superseded what we believe are deteriorating credit fundamentals. To this point, while the investment grade credit market has grown by 11%, or $3.5 trillion, since 2009, EBITDA growth for the credit universe over the same period was only 1%. Given peak corporate leverage levels that are unlikely to meaningfully improve in the foreseeable future as record debt issuance shows no sign of slowing, combined with weakening issuance practices, our view with regards to credit exposure is particularly cautious as spreads appear to be lacking foundation. Similarly, consumer ABS new issuance continued at a robust pace in the third quarter, led by auto and credit card deals which brought year-to-date totals

1 / Semi-Annual Report September 2017

to $174.6 billion, 13% higher than 2016 levels. Further, while the Fed’s efforts to normalize rates and balance sheet levels have been well telegraphed thus far (with the latest announcement confirming that shrinking of the now $4.5 trillion balance sheet will begin in October), there are significant risks to the outlook that should give investors pause. Other risks include Fed policy and monetary policy implementation, as up to five new Fed board members could be confirmed in the next year, including a new chair. On the fiscal side of things, expectations for broad-based fiscal stimulus have repriced lower as discussions on infrastructure spending have ceased and the prospect of comprehensive tax reform appear unlikely, with the latest Republican blueprint showing a set of targeted tax cuts that may only provide a modest boost to growth in the short-term while potentially adding as much as $1-1.5 trillion on to the deficit.

Data sources for the discussion above include Bloomberg Barclays, JPMorgan and Merrill Lynch. Effective August 24, 2016, Barclays Indices were rebranded to Bloomberg Barclays.

Fund Results

Fund Performance Commentary

The performance data presented below represents past performance and is no guarantee of future results. Total returns include reinvestment of dividends and distributions. Current performance may be lower or higher than the performance data presented. Performance data current to the most recent month end is available on the Fund’s website at TCW.com. Investment returns and principal value will fluctuate with market conditions. The value of an investment in the Fund, when redeemed, may be worth more or less than its original purchase cost.

Metropolitan West AlphaTrak 500 Fund

(MWATX)

The MetWest AlphaTrak 500 Fund (“Fund”) climbed 7.14% (net of fees) for the six-month period ending September 30, 2017, versus the S&P 500 Index which gained 7.71%. Short Treasury rates moved higher over the period, resulting in a drag on performance, given the 0.8 year duration of the Fund. Relative performance was also held back by the defensive nature of the Fund’s high cash position. Looking at sector allocation and issue selection, the themes remained the same, with a focus on higher quality, defensive credit sectors and securitized products, both of which contributed modestly to performance. Credit rallied during the period, led by non-U.S. credit and commodity-related industrial sectors. REITs, an emphasis in the Fund, were also among the top performers in the short credit space, while further contributions came from the allocation to banking and consumer non-cyclicals. Securitized products also contributed to returns, including the allocation to non-agency MBS which gained on solid investor demand given attractive loss-adjusted yields and a profile characterized by low volatility, short duration, and improving fundamentals. Additionally, the position in ABS backed by floating rate government guaranteed student loan receivables and commercial MBS holdings added incrementally to performance.

The Fund remains true to its disciplined, value-based approach, which is reflected in a focus on higher quality, more defensive areas of the market and a relatively short duration profile, while cash levels remain relatively high given the potential for equity market volatility. Securitized products, which offer opportunities for attractive risk-adjusted returns, remain an emphasis and positioning favors high quality, more senior issues. Commercial MBS exposure is made up of agency issues and seasoned non-agency bonds at the top of the capital structure, with a small allocation to single asset single borrower deals, while the ABS allocation is focused on high quality non-traditional collateral such as government guaranteed student loan receivables, for which value remains given the integrity of the government guarantee, though the position was trimmed somewhat as prices have improved since mid-2016. Finally, corporate leverage near historic highs, along with weakening credit underwriting standards informs a cautious approach to the sector, along with commercial mortgage-backed securities, which often serve as a corporate substitute (and share risk similarities). Ultimately, expectations for price adjustments to provide sufficient yield compensation for aggregated risks will inform repositioning of the portfolio and an increased risk budget. In the meantime, the Fund will maintain caution, while keeping up the yield profile through selective additions offering attractive risk-adjusted return profiles.

Semi-Annual Report September 2017 / 2

	Performance Through September 30, 2017
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWATX (Inception: June 29, 1998)	7.14%	22.70%	12.88%	15.97%	7.62%	6.56%
Standard & Poor’s 500 Index	7.71%	18.61%	10.80%	14.22%	7.43%	6.20%

For MWATX, the total expense ratio is 3.37% and the net expense ratio is 0.90%.*

*The Adviser has contractually agreed to reduce certain fees and/or reimburse expenses until July 31, 2018. Furthermore, the Adviser may recoup reduced fees and expenses within three years at the time of recoupment.

Metropolitan West Floating Rate Income Fund M-Class

(MWFRX), I-Class (MWFLX)

For the six-month period ending September 30, 2017, the MetWest Floating Rate Bond Fund – I Class (“Fund”) gained 1.65% (net of fees), trailing the S&P/LSTA Leveraged Loan Index (“Index”) by 14 basis points (bps). For the period, nearly all loan sectors were in positive territory, with the exception of retail-related industries, which were weighed down by a secular shift in consumer shopping behavior favoring e-commerce. The Fund benefited from its relative underweight to retailers, while the emphasis in consumer non-cyclicals, particularly healthcare and capital goods such as packaging, also contributed. However, issue selection among several energy, electric, and food & beverage names weighed on relative returns.

Going forward, the backdrop for loans remains favorable as the imputed default rate holds at one of the lowest levels since December 2007. In addition, demand continues to outstrip supply as investors are actively adding loans and CLO issuance is expected to top estimates. From a primary market perspective, the enormous new issuance in September and an undersized forward calendar suggest that loan prices will likely remain buoyant and repricing activity should again increase. However, with the demand for yield persisting as a dominant force in the markets, technicals have generally superseded what we believe are deteriorating credit fundamentals. To this point, while the investment grade credit market has grown by 11%, or $3.5 trillion, since 2009, EBITDA growth for the credit universe over the same period was only 1%. Average debt multiples of large corporate loans (with EBITDA of more than $50 million) crept up from 5.0x to 5.1x. In a similar vein, average debt multiples of large corporate LBO loans increased modestly from 5.9x to 6.0x (inclusive of subordinated debt). Given peak corporate leverage levels that are unlikely to meaningfully improve in the foreseeable future as record debt issuance shows no signs of slowing, combined with weakening issuance practices (i.e. covenant-lite loans), our view with regards to credit exposure is particularly cautious as spreads appear to be lacking foundation. As such, the Fund continues to emphasize higher quality, defensive names while maintaining adequate liquidity to take advantage of any market dislocations and attractive new issues.

	Performance Through September 30, 2017
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWFRX (Inception: June 28, 2013)	1.54%	3.61%	3.08%	—	—	3.63%
S&P/LSTA Leveraged Loan Index	1.77%	5.24%	3.85%	—	—	3.90%
MWFLX (Inception: June 28, 2013)	1.65%	3.92%	3.32%	—	—	3.83%
S&P/LSTA Leveraged Loan Index	1.77%	5.24%	3.85%	—	—	3.90%

For MWFRX, the total expense ratio is 1.05% and the net expense ratio is 0.90%. For MWFLX, the total expense ratio is 0.75% and the net expense ratio is 0.70%.*

*The Adviser has contractually agreed to reduce certain fees and/or reimburse expenses until July 31, 2018. Furthermore, the Adviser may recoup reduced fees and expenses within three years at the time of recoupment.

Metropolitan West High Yield Bond Fund M-Class

(MWHYX), I-Class (MWHIX)

While the MetWest High Yield Bond Fund – I Class (“Fund”) gained 3.51% over the six-month reporting, this trailed the return of the Bloomberg Barclays High Yield 2% Issuer Capped Index by 68 bps given the near-constant run-up in high yield market valuations with little volatility. Accounting for the shortfall to the Index was an elevated cash exposure along with an underweight to top performing banking and metals & mining sectors. This was somewhat offset by positive issue selection, particularly among consumer non-cyclical holdings, which avoids supermarkets in favor of high quality pharmaceutical and food & beverage credits. Additionally, the emphasis on higher quality credits contributed on the margin, as the BB-rated cohort of the high yield universe outpaced both B and CCC-rated securities. Finally, a modest off-Index position to non-agency MBS securities backed by subprime collateral benefitted returns as the sector benefitted from strong investor demand and improving fundamentals.

3 / Semi-Annual Report September 2017

The Fund remains true to its disciplined, value-based approach, which is reflected in a focus on higher quality, more defensive areas of the market that are non-cyclical and recession-resistant. Industrial credits continue to represent a relative underweight, with select positioning focused on asset heavy companies with stable cash flows and strong balance sheets such as lower beta packaging, transportation, communication, food & beverage, and midstream credits. Going forward, we continue to emphasize security selection (in other words, seeking to discern between the winners and losers) to minimize downside risk, an approach we believe will be key to outperforming in the late stages of the credit cycle. To this end, the cash position of the Fund remains elevated as expectations for price adjustments to provide sufficient yield compensation for aggregated risks will ultimately inform repositioning of the Fund and an increased risk budget. In the meantime, the Fund will maintain caution, while keeping up the yield profile through selective additions offering attractive risk-adjusted return profiles.

	Performance Through September 30, 2017
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWHYX (Inception: September 30, 2002)	3.38%	6.96%	3.17%	4.15%	6.52%	8.55%
Bloomberg Barclays U.S. Corporate High Yield Index - 2% Issuer Cap (formerly known as the Barclays Capital U.S. Corporate High Yield Index - 2% Issuer Cap)	4.19%	8.87%	5.84%	6.37%	7.92%	9.38%
MWHIX (Inception: March 31, 2003)	3.51%	7.22%	3.43%	4.43%	6.78%	7.84%
Bloomberg Barclays U.S. Corporate High Yield Index - 2% Issuer Cap (formerly known as the Barclays Capital U.S. Corporate High Yield Index - 2% Issuer Cap)	4.19%	8.87%	5.84%	6.37%	7.92%	8.70%

For MWHYX, the total expense ratio is 0.90% and the net expense ratio is 0.86%. For MWHIX, the total expense ratio is 0.62% and the net expense ratio is 0.61%.*

*The Adviser has contractually agreed to reduce certain fees and/or reimburse expenses until July 31, 2018. Furthermore, the Adviser may recoup reduced fees and expenses within three years at the time of recoupment.

Metropolitan West Intermediate Bond Fund

M-Class (MWIMX), I-Class (MWIIX)

The MetWest Intermediate Bond Fund – I Class (“Fund”) gained 1.42% (net of fees) for the six-month period ending September 30, 2017, trailing the Barclays Intermediate Government/Credit Index by 13 basis points. Given the defensive duration position of the Fund, a Treasury selloff in September offset the drag from the fall in rates from prior months. Meanwhile, performance was restrained by the underweight to investment grade corporates, particularly commodity-related sectors, and non-U.S. sovereign debt which outpaced the Index on a duration-adjusted basis, though the overweight to financials and the off-Index allocation to high yield corporates contributed modestly. Securitized products further benefitted returns, particularly the allocation to non-agency MBS which is up over 10% year-to-date on solid investor demand given attractive loss-adjusted yields and a profile characterized by low volatility, short duration, and improving fundamentals. Additionally, the out-of-Index positions in CMBS and ABS backed by floating rate government guaranteed student loan receivables added to relative performance as both sectors tightened. Finally, the Fund continued to see contributions from the position in Japanese Government issued T-bills, with the Yen exposure fully hedged out using a Dollar-Yen cross currency swap.

The Fund remains true to its disciplined, value-based approach, which is reflected in a focus on higher quality, more defensive areas of the market and a relatively short duration profile. Securitized products, which offer opportunities for attractive risk-adjusted returns, remain an emphasis and positioning favors high quality, more senior issues. Commercial MBS exposure is skewed towards agency-backed issues as well as seasoned non-agency bonds at the top of the capital structure and single asset single borrower deals, while the ABS allocation is focused on high quality non-traditional collateral such as government guaranteed student loan receivables, for which value remains given the integrity of the government guarantee, though the position was trimmed somewhat as prices have improved since mid-2016. Finally, corporate leverage near historic highs, along with weakening credit underwriting standards informs a cautious approach to the sector, along with high yield and commercial mortgage-backed securities, which often serve as a corporate substitute (and share risk similarities). Ultimately, expectations for price adjustments to provide sufficient yield compensation for aggregated risks will inform repositioning of the portfolio and an increased risk budget. In the meantime, the Fund will maintain caution, while keeping up the yield profile through selective additions offering attractive risk-adjusted return profiles.

Semi-Annual Report September 2017 / 4

	Performance Through September 30, 2017
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWIMX (Inception: June 30, 2003)	1.39%	0.13%	1.47%	1.71%	4.52%	4.39%
Bloomberg Barclays Intermediate U.S. Government/Credit Index (formerly known as the Barclays Capital Intermediate U.S. Government/Credit Index)	1.55%	0.23%	2.13%	1.61%	3.64%	3.47%
MWIIX (Inception: June 28, 2002)	1.42%	0.27%	1.69%	1.93%	4.73%	5.31%
Bloomberg Barclays Intermediate U.S. Government/Credit Index (formerly known as the Barclays Capital Intermediate U.S. Government/Credit Index)	1.55%	0.23%	2.13%	1.61%	3.64%	3.93%

For MWIMX, the total expense ratio is 0.70% and the net expense ratio is 0.70%. For MWIIX, the total expense ratio is 0.45% and the net expense ratio is 0.45%.

Metropolitan West Low Duration Bond Fund

M-Class (MWLDX), I-Class (MWLIX), Administrative-Class (MWLNX)

The MetWest Low Duration Bond Fund – I Class (“Fund”) gained 0.89% (net of fees) for the six-month period ending September 30, 2017, outpacing the Merrill Lynch 1-3 Year U.S. Treasury Index by 48 basis points. Returns for the six-month period benefitted on the margin from the defensive duration position as short U.S. Treasury yields moved higher. Looking at sector allocation and issue selection, the themes remained the same, with a focus on higher quality, defensive credit sectors and securitized products, both of which contributed to outperformance. Credit rallied during the period, led by non-U.S. credit and commodity-related industrial sectors. REITs, an emphasis in the Fund, were also among the top performers in the short credit space, while further contributions came from the allocation to banking and consumer non-cyclicals like pharmaceuticals and healthcare. Securitized products also benefitted returns, particularly the allocation to non-agency MBS which performed well due to solid investor demand given attractive loss-adjusted yields and a profile characterized by low volatility, short duration, and improving fundamentals. Additionally, the position in ABS backed by floating rate government guaranteed student loan receivables boosted relative performance as the sector outpaced Treasuries by nearly 50 bps. Finally, the Fund continued to see small contributions from the position in Japanese Government issued T-bills, with the Yen exposure fully hedged out using a Dollar-Yen cross currency swap.

The Fund remains true to its disciplined, value-based approach, which is reflected in a focus on higher quality, more defensive areas of the market and a relatively short duration profile. Securitized products, which offer opportunities for attractive risk-adjusted returns, remain an emphasis and positioning favors high quality, more senior issues. Commercial MBS exposure is skewed towards agency-backed issues as well as seasoned non-agency bonds at the top of the capital structure, while the ABS allocation is focused on high quality non-traditional collateral such as government guaranteed student loan receivables, for which value remains given the integrity of the government guarantee, though the position was trimmed somewhat as prices have improved since mid-2016. Finally, corporate leverage near historic highs, along with weakening credit underwriting standards informs a cautious approach to the sector, along with high yield and commercial mortgage-backed securities, which often serve as a corporate substitute (and share risk similarities). Ultimately, expectations for price adjustments to provide sufficient yield compensation for aggregated risks will inform repositioning of the portfolio and an increased risk budget. In the meantime, the Fund will maintain caution, while keeping up the yield profile through selective additions offering attractive risk-adjusted return profiles.

	Performance Through September 30, 2017
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWLDX (Inception: March 31, 1997)	0.78%	1.20%	0.89%	1.39%	2.22%	3.75%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.41%	0.24%	0.76%	0.63%	1.70%	3.31%
MWLIX (Inception: March 31, 2000)	0.89%	1.29%	1.11%	1.58%	2.41%	3.38%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.41%	0.24%	0.76%	0.63%	1.70%	2.89%
MWLNX (Inception: September 22, 2009)	0.71%	1.02%	0.80%	1.23%	—	3.49%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.41%	0.24%	0.76%	0.63%	—	0.95%

For MWLDX, the total expense ratio is 0.62% and the net expense ratio is 0.62%. For MWLIX, the total expense ratio is 0.40% and the net expense ratio is 0.40%. For MWLNX, the total expense ratio is 0.72% and the net expense ratio is 0.72%.

5 / Semi-Annual Report September 2017

Metropolitan West Strategic Income Fund

M-Class (MWSTX), I-Class (MWSIX)

The MetWest Strategic Income Bond Fund – I Class (“Fund”) returned 2.16% (net of fees) for the six-month period ending September 30, 2017, outpacing the Merrill Lynch 3-Month U.S. Treasury Bill (+200 basis points) Index by 70 basis points. Outperformance was driven by the allocation to non-agency MBS (particularly alt-A and subprime issues) as the sector continued to profit from steady sponsorship and strengthening fundamentals with housing price appreciation and improving borrower profiles for the underlying collateral. The allocation to credit was the next largest contributor to performance given the steady rally for the sector during the period, led by non-U.S. credit and select industrial sectors (particularly metals & mining). Pharmaceuticals, an emphasis in the Fund, were also among the top performers in the credit space, while further contributions came from the allocation to high quality communications, banking, and midstream energy credits. Additionally, the position in ABS backed by floating rate government guaranteed student loan receivables boosted relative performance as the sector experienced spread tightening, while commercial MBS holdings added incrementally. Finally, the Fund continued to see small contributions from the position in Japanese Government issued T-bills, with the Yen exposure fully hedged out using a Dollar-Yen cross currency swap.

The Fund remains true to its disciplined, value-based approach, which is reflected in a focus on higher quality, more defensive areas of the market and a relatively short duration profile. Securitized products, which offer opportunities for attractive risk-adjusted returns, remain an emphasis and positioning favors high quality, more senior issues. Commercial MBS exposure is skewed towards agency-backed issues as well as seasoned non-agency bonds at the top of the capital structure and single asset single borrower deals, while the ABS allocation is focused on high quality non-traditional collateral such as government guaranteed student loan receivables, for which value remains given the integrity of the government guarantee, though the position was trimmed somewhat as prices have improved since mid-2016. Finally, corporate leverage near historic highs, along with weakening credit underwriting standards informs a cautious approach to the sector, along with high yield and commercial mortgage-backed securities, which often serve as a corporate substitute (and share risk similarities). Ultimately, expectations for price adjustments to provide sufficient yield compensation for aggregated risks will inform repositioning of the portfolio and an increased risk budget. In the meantime, the Fund will maintain caution, while keeping up the yield profile through selective additions offering attractive risk-adjusted return profiles.

	Performance Through September 30, 2017
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWSTX (Inception: June 30, 2003)	2.04%	3.04%	2.03%	2.90%	3.29%	4.29%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index + 2%	1.42%	2.62%	2.30%	2.21%	2.48%	3.31%
MWSIX (Inception: March 31, 2004)	2.16%	3.44%	2.31%	3.20%	3.56%	3.64%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index + 2%	1.42%	2.62%	2.30%	2.21%	2.48%	3.32%

For MWSTX, the total expense ratio is 2.09% and the net expense ratio is 2.09%. For MWSIX, the total expense ratio is 1.84% and the net expense ratio is 1.84%.

Metropolitan West Total Return Bond Fund

M-Class (MWTRX), I-Class (MWTIX), Administrative-Class (MWTNX), Plan-Class (MWTSX)

The MetWest Total Return Bond Fund – I Class (“Fund”) gained 2.11% (net of fees) for the six-month period ending September 30, 2017, trailing the Barclays Aggregate Index (“Index”) by 19 basis points. As intermediate and long Treasury rates edged lower, the defensive duration position of the Fund detracted. Meanwhile, favorable yield curve positioning offset the drag as the Fund maintained an underweight to the short end of the curve where rates rose. Among sectors, performance was restrained by the underweight to investment grade corporates, particularly commodity-related sectors, and non-U.S. sovereign debt which outpaced the Index on a duration-adjusted basis, though the overweight to financials and the off-Index allocation to high yield corporates contributed modestly. Securitized products further benefitted returns, particularly the allocation to non-agency MBS which is up over 10% year-to-date on solid investor demand given attractive loss-adjusted yields and a profile characterized by low volatility, short duration, and improving fundamentals. Additionally, an out-of-Index position in ABS backed by floating rate government guaranteed student loan receivables added incrementally to relative performance as the sector tightened. Finally, the Fund continued to see contributions from the position in Japanese Government issued T-bills, with the Yen exposure fully hedged out using a Dollar-Yen cross currency swap.

The Fund remains true to its disciplined, value-based approach, which is reflected in a focus on higher quality, more defensive areas of the market and a relatively short duration profile. Securitized products, which offer opportunities for attractive risk-adjusted returns, remain an emphasis and positioning favors high quality, more senior issues. Commercial MBS exposure is skewed towards

Semi-Annual Report September 2017 / 6

agency-backed issues as well as seasoned non-agency bonds at the top of the capital structure and single asset single borrower deals, while the ABS overweight is focused on high quality non-traditional collateral such as government guaranteed student loan receivables, for which value remains given the integrity of the government guarantee, though the position was trimmed somewhat as prices have improved since mid-2016. Finally, corporate leverage near historic highs, along with weakening credit underwriting standards informs a cautious approach to the sector, along with high yield and commercial mortgage-backed securities, which often serve as a corporate substitute (and share risk similarities). Ultimately, expectations for price adjustments to provide sufficient yield compensation for aggregated risks will inform repositioning of the portfolio and an increased risk budget. In the meantime, the Fund will maintain caution, while keeping up the yield profile through selective additions offering attractive risk-adjusted return profiles.

	Performance Through September 30, 2017
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWTRX (Inception: March 31, 1997)	2.00%	0.09%	2.18%	2.50%	5.53%	6.32%
Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays Capital U.S. Aggregate Bond Index)	2.31%	0.07%	2.71%	2.06%	4.27%	5.34%
MWTIX (Inception: March 31, 2000)	2.11%	0.31%	2.45%	2.73%	5.76%	6.17%
Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays Capital U.S. Aggregate Bond Index)	2.31%	0.07%	2.71%	2.06%	4.27%	5.11%
MWTNX (Inception: December 18, 2009)	1.94%	0.02%	2.10%	2.35%	—	4.68%
Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays Capital U.S. Aggregate Bond Index)	2.31%	0.07%	2.71%	2.06%	—	3.54%
MWTSX (Inception: August 1, 2011)	2.11%	0.38%	2.48%	2.76%	—	4.00%
Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays Capital U.S. Aggregate Bond Index)	2.31%	0.07%	2.71%	2.06%	—	2.86%

For MWTRX, the total expense ratio is 0.67% and the net expense ratio is 0.67%. For MWTIX, the total expense ratio is 0.44% and the net expense ratio is 0.44%. For MWTNX, the total expense ratio is 0.79% and the net expense ratio is 0.79%. For MWTSX, the total expense ratio is 0.38% and the net expense ratio is 0.38%.

Metropolitan West Ultra Short Bond Fund

M-Class (MWUSX), I-Class (MWUIX)

The MetWest Ultra Short Bond Fund – I Class (“Fund”) gained 0.85% (net of fees) for the six-month period ending September 30, 2017, outpacing the Merrill Lynch 1-Year U.S. Treasury Index by approximately 46 basis points. Returns for the six-month period benefitted on the margin from the defensive duration position as short U.S. Treasury yields moved higher. Looking at sector allocation and issue selection, the themes remained the same, with a focus on higher quality, defensive credit sectors and securitized products, both of which contributed to outperformance. Credit rallied during the period, led by non-U.S. credit and commodity-related industrial sectors. REITs, an emphasis in the Fund, were also among the top performers in the short credit space, while further contributions came from the allocation to banking and consumer non-cyclicals. Securitized products also benefitted returns, including the overweight to agency MBS which outpaced Treasuries on a duration-adjusted basis by over 40 bps on the back of limited volatility and clarity from the Fed regarding plans for balance sheet normalization, and the allocation to non-agency MBS which performed well due to solid investor demand given attractive loss-adjusted yields and a profile characterized by low volatility, short duration, and improving fundamentals. Additionally, the position in ABS backed by floating rate government guaranteed student loan receivables boosted relative performance as the sector outpaced Treasuries by nearly 50 bps. Finally, the Fund continued to see small contributions from the position in Japanese Government issued T-bills, with the Yen exposure fully hedged out using a Dollar-Yen cross currency swap.

The Fund remains true to its disciplined, value-based approach, which is reflected in a focus on higher quality, more defensive areas of the market and a relatively short duration profile. Securitized products, which offer opportunities for attractive risk-adjusted returns, remain an emphasis and positioning favors high quality, more senior issues. Commercial MBS exposure is skewed towards agency-backed issues as well as seasoned non-agency bonds at the top of the capital structure, while the ABS allocation is focused on high quality non-traditional collateral such as government guaranteed student loan receivables, for which value remains given the integrity of the government guarantee, though the position was trimmed somewhat as prices have improved since mid-2016. Finally, corporate leverage near historic highs, along with weakening credit underwriting standards informs a cautious approach to the sector, along with commercial mortgage-backed securities, which often serve as a corporate substitute (and share risk similarities). Ultimately, expectations for price adjustments to provide sufficient yield compensation for aggregated risks will inform repositioning of the portfolio and an increased risk budget. In the meantime, the Fund will maintain caution, while keeping up the yield profile through selective additions offering attractive risk-adjusted return profiles.

7 / Semi-Annual Report September 2017

	Performance Through September 30, 2017
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWUSX (Inception: June 30, 2003)	0.53%	0.99%	0.64%	0.84%	0.83%	1.89%
BofA Merrill Lynch 1-Year U.S. Treasury Index	0.39%	0.60%	0.46%	0.39%	1.05%	1.60%
MWUIX (Inception: July 31, 2004)	0.85%	1.39%	0.88%	1.04%	1.01%	1.68%
BofA Merrill Lynch 1-Year U.S. Treasury Index	0.39%	0.60%	0.46%	0.39%	1.05%	1.66%

For MWUSX, the total expense ratio is 0.67% and the net expense ratio is 0.50%. For MWUIX, the total expense ratio is 0.49% and the net expense ratio is 0.34%.*

*The Adviser has contractually agreed to reduce certain fees and/or reimburse expenses until July 31, 2018. Furthermore, the Adviser may recoup reduced fees and expenses within three years at the time of recoupment.

Metropolitan West Unconstrained Bond Fund

M-Class (MWCRX), I-Class (MWCIX)

The MetWest Unconstrained Bond Fund – I Class (“Fund”) gained 2.10% (net of fees) for the six-month period ending September 30, 2017, outpacing the Merrill Lynch U.S. LIBOR 3-Month Average Index by nearly 150 basis points. Outperformance was driven by the allocation to non-agency MBS (particularly alt-A and subprime issues) as the sector continued to profit from steady sponsorship and strengthening fundamentals with housing price appreciation and improving borrower profiles for the underlying collateral. The allocation to credit was the next largest contributor to performance given the steady rally for the sector during the period, led by non-U.S. credit and select industrial sectors (particularly metals & mining). Pharmaceuticals, an emphasis in the Fund, were also among the top performers in the credit space, while further contributions came from the allocation to communications, banking, and midstream energy credits. Additionally, the position in ABS backed by floating rate government guaranteed student loan receivables boosted relative performance as the sector experienced spread tightening, while commercial MBS holdings added incrementally. Finally, the Fund continued to see small contributions from the position in Japanese Government issued T-bills, with the Yen exposure fully hedged out using a Dollar-Yen cross currency swap.

The Fund remains true to its disciplined, value-based approach, which is reflected in a focus on higher quality, more defensive areas of the market and a relatively short duration profile. Securitized products, which offer opportunities for attractive risk-adjusted returns, remain an emphasis and positioning favors high quality, more senior issues. Commercial MBS exposure is skewed towards agency-backed issues as well as seasoned non-agency bonds at the top of the capital structure and single asset single borrower deals, while the ABS allocation is focused on high quality non-traditional collateral such as government guaranteed student loan receivables, for which value remains given the integrity of the government guarantee, though the position was trimmed somewhat as prices have improved since mid-2016. Finally, corporate leverage near historic highs, along with weakening credit underwriting standards informs a cautious approach to the sector, along with high yield and commercial mortgage-backed securities, which often serve as a corporate substitute (and share risk similarities). Ultimately, expectations for price adjustments to provide sufficient yield compensation for aggregated risks will inform repositioning of the portfolio and an increased risk budget. In the meantime, the Fund will maintain caution, while keeping up the yield profile through selective additions offering attractive risk-adjusted return profiles.

	Performance Through September 30, 2017
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWCRX (Inception: October 1, 2011)	1.94%	3.25%	2.26%	3.06%	—	6.06%
BofA Merrill Lynch U.S. LIBOR 3-Month Average Index	0.61%	1.09%	0.64%	0.49%	—	0.49%
MWCIX (Inception: October 1, 2011)	2.10%	3.57%	2.57%	3.33%	—	6.33%
BofA Merrill Lynch U.S. LIBOR 3-Month Average Index	0.61%	1.09%	0.64%	0.49%	—	0.49%

For MWCRX, the total expense ratio is 1.04% and the net expense ratio is 1.04%. For MWCIX, the total expense ratio is 0.73% and the net expense ratio is 0.73%.

A Disciplined Value Philosophy

One of the age-old axioms of investing underscores the benefit of diversification, from the importance of “not putting all one’s eggs in the same basket” to the promise of a “free lunch” of reduced risk without sacrificed return when thoughtfully implemented. While we certainly subscribe to the virtues of diversification, the touchstone to successful long-term investment results is predicated on a sound value-oriented philosophy, most critically, practiced with discipline. It is that discipline and a focus on preserving client capital that are the basis of achieving client objectives over the long run.

Semi-Annual Report September 2017 / 8

Thank you again for your investment in the Metropolitan West Funds. We look forward to continuing to assist you in the fulfillment of your financial goals.

Sincerely,

David B. Lippman

President and Principal Executive Officer of the Trust

Metropolitan West Funds

Portfolio composition is subject to change. The current and future portfolio holdings of the Funds are subject to investment risk.

Bond Funds have similar interest rates, issues, and credit risks as those associated with the underlying bonds in their portfolio, all of which could reduce a Fund’s value. As interest rates rise, the value of a Bond Fund can decline and an investor can lose principal. Additional risks to the Funds include derivatives risk, foreign securities risk, asset-backed securities investment risk, and prepayment risk. The High Yield Bond Fund purchases more speculative bonds, which are subject to greater risks than higher rated bonds, including “leverage risk”. The Strategic Income Fund engages in sophisticated investment strategies, and is subject to short sales and leverage risks. The AlphaTrak 500 trades futures and derivative contracts. These Funds may not be suitable for all investors.

Derivatives risk refers to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset. Foreign securities risk refers to the risk that the value of a Fund’s investments in foreign securities may decline based on changes to currency values, or political and economic environments in the countries where the Fund invests. Asset-backed securities investment risk refers to the risk that the impairment of the value of the collateral underlying the security in which a Fund invests, such as the non-payment of loans, will result in a reduction in the value of the security. Prepayment risk refers to the possibility that falling interest rates may cause the underlying loans to pay off at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Short sale risk refers to the limited ability of a Fund to sell a debt or equity security short (without owning it) and to borrow the same security from a broker or other institution to complete the sale. If the value of the short sale increases, a Fund would lose money because it will need to replace the borrowed security by purchasing it at a higher price. Leverage risk refers to the limited ability of a Fund to borrow from broker-dealers or other institutions to leverage a transaction, provided that the borrowing is fully-collateralized. The Fund’s assets may change in value while the borrowing is outstanding, which could create interest expenses that can exceed the income from the assets retained.

The views and forecasts expressed here are as of October 2017, are subject to change without notice and may not come to pass. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors.

Funds are distributed by Foreside Funds Distributors LLC, 400 Berwyn Park, Suite 110, 899 Cassatt Road, Berwyn, PA 19312.

This report must be preceded or accompanied by a prospectus.

9 / Semi-Annual Report September 2017

Metropolitan West Funds

Disclosure of Fund Expenses

For the Six Months Ended September 30, 2017 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six-month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (SEC) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Metropolitan West Funds do not charge any sales loads or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 04/01/17	Ending Account Value 09/30/17	Expense Ratio[1]	Expenses Paid During Period[2]

ALPHATRAK 500 FUND
Actual Fund Return	$1,000.00	$1,071.40	0.90%	$4.70
Hypothetical 5% Return	$1,000.00	$1,020.67	0.90%	$4.58
FLOATING RATE INCOME FUND
Actual Fund Return
Class M	$1,000.00	$1,015.40	0.90%	$4.57
Class I	$1,000.00	$1,016.50	0.70%	$3.56
Hypothetical 5% Return
Class M	$1,000.00	$1,020.67	0.90%	$4.58
Class I	$1,000.00	$1,021.68	0.70%	$3.57
HIGH YIELD BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,033.80	0.85%	$4.36
Class I	$1,000.00	$1,035.10	0.60%	$3.08
Hypothetical 5% Return
Class M	$1,000.00	$1,020.92	0.85%	$4.33
Class I	$1,000.00	$1,022.18	0.60%	$3.06

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days then divided by 365 (to reflect the one-half year period shown).

Semi-Annual Report September 2017 / 10

	Beginning Account Value 04/01/17	Ending Account Value 09/30/17	Expense Ratio[1]	Expenses Paid During Period[2]
INTERMEDIATE BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,013.90	0.70%	$3.55
Class I	$1,000.00	$1,014.20	0.46%	$2.34
Hypothetical 5% Return
Class M	$1,000.00	$1,021.68	0.70%	$3.57
Class I	$1,000.00	$1,022.89	0.46%	$2.35
LOW DURATION BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,007.80	0.62%	$3.14
Class I	$1,000.00	$1,008.90	0.41%	$2.08
Administrative Class	$1,000.00	$1,007.10	0.72%	$3.64
Hypothetical 5% Return
Class M	$1,000.00	$1,022.08	0.62%	$3.16
Class I	$1,000.00	$1,023.14	0.41%	$2.09
Administrative Class	$1,000.00	$1,021.58	0.72%	$3.67
STRATEGIC INCOME FUND
Actual Fund Return
Class M	$1,000.00	$1,020.40	2.35%	$11.97
Class I	$1,000.00	$1,021.60	2.10%	$10.70
Hypothetical 5% Return
Class M	$1,000.00	$1,013.36	2.35%	$11.93
Class I	$1,000.00	$1,014.62	2.10%	$10.66
TOTAL RETURN BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,020.00	0.67%	$3.41
Class I	$1,000.00	$1,021.10	0.44%	$2.24
Administrative Class	$1,000.00	$1,019.40	0.78%	$3.97
Plan Class	$1,000.00	$1,021.10	0.37%	$1.88
Hypothetical 5% Return
Class M	$1,000.00	$1,021.83	0.67%	$3.41
Class I	$1,000.00	$1,022.99	0.44%	$2.24
Administrative Class	$1,000.00	$1,021.27	0.78%	$3.97
Plan Class	$1,000.00	$1,023.34	0.37%	$1.89

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days then divided by 365 (to reflect the one-half year period shown).

11 / Semi-Annual Report September 2017

	Beginning Account Value 04/01/17	Ending Account Value 09/30/17	Expense Ratio[1]	Expenses Paid During Period[2]
ULTRA SHORT BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,005.30	0.50%	$2.53
Class I	$1,000.00	$1,008.50	0.34%	$1.72
Hypothetical 5% Return
Class M	$1,000.00	$1,022.68	0.50%	$2.55
Class I	$1,000.00	$1,023.49	0.34%	$1.73
UNCONSTRAINED BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,019.40	1.03%	$5.24
Class I	$1,000.00	$1,021.00	0.73%	$3.72
Hypothetical 5% Return
Class M	$1,000.00	$1,020.01	1.03%	$5.24
Class I	$1,000.00	$1,021.53	0.73%	$3.72

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days then divided by 365 (to reflect the one-half year period shown).

Semi-Annual Report September 2017 / 12

Metropolitan West Funds

Summary of Portfolio Holdings

September 30, 2017 (Unaudited)

These tables are provided to give you a quick reference to the composition of each Fund. The “Sector Diversification” table is a percentage of net assets. We hope that this information enhances your understanding of the different kinds of investments in the Funds.

ALPHATRAK 500 FUND
Sector Diversification

Corporate Bonds	40.96%
U.S. Treasury Notes	13.90%
Non-Agency Commercial Mortgage-Backed	13.13%
Non-Agency Mortgage-Backed	9.01%
U.S. Agency Commercial Mortgage-Backed	6.01%
U.S. Treasury Bills	5.05%
Asset-Backed Securities	4.17%
U.S. Agency Mortgage-Backed	3.22%
Mutual Funds	2.47%
Money Market Funds	1.05%
Bank Loans	0.41%
Other *	0.62%
Total	100.00%

FLOATING RATE INCOME FUND
Sector Diversification
Bank Loans	84.68%
U.S. Treasury Bills	9.78%
Corporate Bonds	4.95%
Money Market Funds	2.41%
Foreign Government Obligations	2.29%
Municipal Bonds	0.18%
Other *	(4.29)%
Total	100.00%

HIGH YIELD BOND FUND
Sector Diversification
Corporate Bonds	75.38%
Bank Loans	9.56%
U.S. Treasury Bills	8.91%
Money Market Funds	3.44%
U.S. Treasury Securities	2.54%
Common Stock	1.58%
Foreign Government Obligation	1.49%
Non-Agency Mortgage-Backed	0.04%
Warrants	0.01%
Other *	(2.95)%
Total	100.00%

INTERMEDIATE BOND FUND
Sector Diversification

Corporate Bonds	35.92%
U.S. Treasury Securities	32.78%
U.S. Treasury Bills	19.72%
Money Market Funds	10.43%
U.S. Agency Mortgage-Backed	8.48%
Asset-Backed Securities	6.20%
Non-Agency Mortgage-Backed	5.21%
Foreign Government Obligations	3.30%
Municipal Bonds	1.74%
Non-Agency Commercial Mortgage-Backed	1.21%
U.S. Agency Commercial Mortgage-Backed	0.88%
Bank Loans	0.51%
Common Stock	0.02%
Other *	(26.40)%
Total	100.00%

LOW DURATION BOND FUND
Sector Diversification

U.S. Treasury Securities	33.23%
Corporate Bonds	26.18%
Non-Agency Mortgage-Backed	11.58%
U.S. Agency Mortgage-Backed	9.06%
U.S. Agency Commercial Mortgage-Backed	6.93%
Money Market Funds	5.40%
Asset-Backed Securities	5.05%
U.S. Treasury Bills	3.81%
Foreign Government Obligations	3.79%
Non-Agency Commercial Mortgage-Backed	1.03%
Bank Loans	0.68%
Common Stock	0.07%
Municipal Bonds	0.02%
Purchased Swaptions	0.00%
Written Swaptions	0.00%
Other *	(6.83)%
Total	100.00%

13 / Semi-Annual Report September 2017

STRATEGIC INCOME FUND
Sector Diversification

Non-Agency Mortgage-Backed	31.68%
Corporate Bonds	31.60%
Asset-Backed Securities	12.12%
Non-Agency Commercial Mortgage-Backed	7.69%
U.S. Agency Mortgage-Backed	5.67%
U.S. Treasury Bills	4.75%
U.S. Agency Commercial Mortgage-Backed	3.48%
Foreign Government Obligations	1.07%
Municipal Bonds	1.05%
Money Market Funds	0.69%
Bank Loans	0.19%
Other *	0.01%
Total	100.00%

TOTAL RETURN BOND FUND
Sector Diversification

U.S. Agency Mortgage-Backed	31.01%
Corporate Bonds	28.15%
U.S. Treasury Securities	26.74%
Non-Agency Mortgage-Backed	6.26%
Asset-Backed Securities	5.28%
U.S. Treasury Bills	3.91%
Foreign Government Obligations	3.82%
U.S. Agency Discount Notes	3.11%
Money Market Funds	2.37%
U.S. Agency Commercial Mortgage-Backed	1.60%
Non-Agency Commercial Mortgage-Backed	1.33%
Municipal Bonds	1.00%
Bank Loans	0.36%
Common Stock	0.03%
Purchased Options	0.02%
Written Options	(0.02)%
Other *	(14.97)%
Total	100.00%

ULTRA SHORT BOND FUND
Sector Diversification

U.S. Agency Mortgage-Backed	28.28%
Corporate Bonds	22.71%
U.S. Treasury Securities	20.43%
U.S. Treasury Bills	13.22%
U.S. Agency Commercial Mortgage-Backed	7.09%
Money Market Funds	5.77%
Foreign Government Obligations	3.78%
Non-Agency Mortgage-Backed	3.20%
Non-Agency Commercial Mortgage-Backed	1.35%
Asset-Backed Securities	1.24%
Other *	(7.07)%
Total	100.00%

UNCONSTRAINED BOND FUND
Sector Diversification

Corporate Bonds	30.60%
Non-Agency Mortgage-Backed	20.84%
Asset-Backed Securities	14.00%
Non-Agency Commercial Mortgage-Backed	7.97%
Foreign Government Obligations	7.20%
U.S. Agency Commercial Mortgage-Backed	6.23%
U.S. Treasury Bills	5.27%
U.S. Agency Mortgage-Backed	4.63%
Money Market Funds	2.47%
U.S. Treasury Securities	1.94%
Municipal Bonds	0.94%
Bank Loans	0.50%
U.S. Agency Securities	0.09%
Common Stock	0.06%
Other *	(2.74)%
Total	100.00%

* Includes cash and equivalents, futures, foreign currency exchange contracts, swaps, pending trades, fund share transactions, interest and dividends receivable and accrued expenses payable.

In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ most recent Form N-Q was filed for the quarter ended June 30, 2017. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Semi-Annual Report September 2017 / 14

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 90.81%
ASSET-BACKED SECURITIES — 4.17%**
Access Group, Inc., Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.70%)
1.94%	07/25/56	[2,3]	$25,341	$25,403
Bayview Commercial Asset Trust, Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.37%)
1.61%	01/25/35	[2,3]	20,814	20,137
Brazos Higher Education Authority, Inc., Series 2010-1, Class A2
(LIBOR USD 3-Month plus 1.20%)
2.52%	02/25/35	[2]	15,000	15,340
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3
(LIBOR USD 3-Month plus 1.00%)
2.31%	10/27/36	[2]	15,000	15,097
Educational Funding of the South, Inc., Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.65%)
1.96%	04/25/35	[2]	5,494	5,487
Educational Funding of the South, Inc., Series 2012-1, Class A
(LIBOR USD 1-Month plus 1.05%)
2.29%	03/25/36	[2]	6,944	6,986
Navient Student Loan Trust, Series 2017-4A, Class A2
(LIBOR USD 1-Month plus 0.50%)
1.74%	09/27/66	[2,3]	100,000	100,475
Nelnet Student Loan Trust, Series 2014-3A, Class A
(LIBOR USD 1-Month plus 0.58%)
1.81%	06/25/41	[2,3]	25,010	25,043
North Carolina State Education Authority, Series 2011-1, Class A3
(LIBOR USD 3-Month plus 0.90%)
2.21%	10/25/41	[2]	15,000	14,982
Northstar Education Finance, Inc., Series 2007-1, Class A2
(1.00 X LIBOR USD 3-Month plus 0.75%)
2.06%	01/29/46	[2]	10,000	9,674
Scholar Funding Trust, Series 2011-A, Class A
(LIBOR USD 3-Month plus 0.90%)
2.21%	10/28/43	[2,3]	5,197	5,190
SLM Student Loan Trust I, Series 2003-10A, Class A3
(LIBOR USD 3-Month plus 0.55%)
1.79%	12/15/27	[2,3]	117,875	117,886
SLM Student Loan Trust, Series 2007-6, Class A4
(LIBOR USD 3-Month plus 0.38%)
1.69%	10/25/24	[2]	88,287	88,411

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-9, Class A
(LIBOR USD 3-Month plus 1.50%)
2.81%	04/25/23	[2]	$126,044	$129,122
SLM Student Loan Trust, Series 2011-1, Class A1
(LIBOR USD 1-Month plus 0.52%)
1.76%	03/25/26	[2]	99,306	99,736
SLM Student Loan Trust, Series 2011-2, Class A1
(LIBOR USD 1-Month plus 0.60%)
1.84%	11/25/27	[2]	14,789	14,897
SLM Student Loan Trust, Series 2013-3, Class A2
(LIBOR USD 1-Month plus 0.30%)
1.54%	05/26/20	[2]	1,721	1,722
SLM Student Loan Trust, Series 2013-4, Class A
(LIBOR USD 1-Month plus 0.55%)
1.79%	06/25/43	[2]	10,386	10,467
SLM Student Loan Trust, Series 2013-6, Class A2
(LIBOR USD 1-Month plus 0.50%)
1.74%	02/25/21	[2]	217	217

Total Asset-Backed Securities
(Cost $701,462)				706,272

BANK LOANS — 0.41%*
Industrials — 0.41%
Tyco International Holdings SARL, Term Loan, 1st Lien
2.98% (LIBOR plus 1.75%)	09/10/19	[2,4,5]	69,375	69,339

Total Bank Loans
(Cost $69,529)
CORPORATES — 40.96%*
Automotive — 0.30%
General Motors Co.
3.50%	10/02/18		50,000	50,824

				50,824

Banking — 6.74%
Bank of America Corp.
7.63%	06/01/19		85,000	92,676
Bank of America Corp. (MTN)
5.65%	05/01/18		160,000	163,610
6.88%	04/25/18		225,000	231,466
Discover Bank
2.00%	02/21/18		100,000	100,174
HBOS PLC (GMTN) (United Kingdom)
6.75%	05/21/18	[3,6]	115,000	118,311

See accompanying notes to Schedule of Portfolio Investments.

15 / Semi-Annual Report September 2017

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Banking (continued)
JPMorgan Chase & Co.
6.00%	01/15/18	$80,000	$81,022
Santander UK PLC (United Kingdom)
2.50%	03/14/19[6]	60,000	60,521
Wachovia Corp. (MTN)
5.75%	02/01/18	275,000	278,848
Wells Fargo & Co. (GMTN)
1.50%	01/16/18	15,000	15,001

			1,141,629

Communications — 2.01%
21st Century Fox America, Inc.
7.25%	05/18/18	100,000	103,341
AT&T, Inc.
5.50%	02/01/18	40,000	40,511
Rogers Communications, Inc. (Canada)
6.80%	08/15/18[6]	35,000	36,517
Time Warner Cable LLC
6.75%	07/01/18	155,000	160,640

			341,009

Consumer Discretionary — 1.99%
Altria Group, Inc.
9.70%	11/10/18	70,000	76,030
Anheuser-Busch InBev Finance, Inc.
1.25%	01/17/18	20,000	19,990
Anheuser-Busch North American Holding Corp.
2.20%	08/01/18[3]	50,000	50,237
BAT International Finance PLC (United Kingdom)
1.85%	06/15/18[3,6]	115,000	115,052
Beam Suntory, Inc.
1.75%	06/15/18	75,000	75,203

			336,512

Electric — 2.35%
Cleveland Electric Illuminating Co., Series D (The)
7.88%	11/01/17	20,000	20,089
Consumers Energy Co.
5.65%	09/15/18	100,000	103,633
Jersey Central Power & Light Co.
7.35%	02/01/19	100,000	106,587
Oncor Electric Delivery Co. LLC
6.80%	09/01/18	15,000	15,674
Progress Energy, Inc.
7.05%	03/15/19	70,000	75,041

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Vectren Utility Holdings, Inc.
5.75%	08/01/18	$75,000	$77,367

			398,391

Energy — 0.83%
ONE Gas, Inc.
2.07%	02/01/19	60,000	60,098
Phillips 66
(LIBOR USD 3-Month plus 0.65%)
1.95%	04/15/19[2,3]	80,000	80,107

			140,205

Environmental Control — 0.06%
Waste Management, Inc.
6.10%	03/15/18	10,000	10,196

			10,196

Finance — 12.75%
Air Lease Corp.
2.63%	09/04/18	75,000	75,613
American Express Co.
1.55%	05/22/18	40,000	39,993
7.00%	03/19/18	15,000	15,380
American Express Credit Corp. (MTN)
1.80%	07/31/18	30,000	30,035
Bear Stearns Cos. LLC (The)
6.40%	10/02/17	20,000	20,000
7.25%	02/01/18	340,000	346,351
Citigroup, Inc.
1.70%	04/27/18	25,000	25,001
1.80%	02/05/18	180,000	180,016
2.50%	09/26/18	45,000	45,298
6.13%	05/15/18	100,000	102,654
Ford Motor Credit Co. LLC
2.24%	06/15/18	25,000	25,089
5.00%	05/15/18	75,000	76,469
General Electric Corp. (MTN)
(LIBOR USD 3-Month plus 0.38%)
1.69%	05/05/26[2]	30,000	29,260
(LIBOR USD 3-Month plus 0.48%)
1.80%	08/15/36[2]	75,000	67,166
General Motors Financial Co., Inc.
2.35%	10/04/19	50,000	50,192
3.25%	05/15/18	20,000	20,176
Goldman Sachs Group, Inc. (GMTN) (The)
7.50%	02/15/19	100,000	107,436
Goldman Sachs Group, Inc. (MTN) (The)
(LIBOR USD 3-Month plus 1.10%)
2.42%	11/15/18[2]	25,000	25,240

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 16

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Goldman Sachs Group, Inc. (The)
2.38%	01/22/18	$10,000	$10,023
5.95%	01/18/18	210,000	212,678
6.15%	04/01/18	15,000	15,330
International Lease Finance Corp.
7.13%	09/01/18[3]	100,000	104,761
Morgan Stanley (GMTN)
6.63%	04/01/18	115,000	117,825
Morgan Stanley (MTN)
5.95%	12/28/17	125,000	126,280
Morgan Stanley, Series 3NC2
(LIBOR USD 3-Month plus 0.80%)
2.11%	02/14/20[2]	150,000	150,794
SL Green Realty Corp.
5.00%	08/15/18	140,000	142,754

			2,161,814

Food — 0.83%
Kraft Heinz Foods Co.
6.13%	08/23/18	15,000	15,551
(LIBOR USD 3-Month plus 0.42%)
1.73%	08/09/19[2]	75,000	75,129
Tyson Foods, Inc.
(LIBOR USD 3-Month plus 0.45%)
1.76%	08/21/20[2]	50,000	50,076

			140,756

Health Care — 3.52%
Actavis Funding SCS (Luxembourg)
2.35%	03/12/18[6]	90,000	90,272
Aetna, Inc.
1.50%	11/15/17	10,000	9,999
Anthem, Inc.
1.88%	01/15/18	40,000	40,027
2.25%	08/15/19	75,000	75,363
Baxalta, Inc.
2.00%	06/22/18	10,000	10,037
Bayer U.S. Finance LLC
1.50%	10/06/17[3]	55,000	55,000
Fresenius Medical Care U.S. Finance II, Inc.
5.63%	07/31/19[3]	75,000	79,606
6.50%	09/15/18[3]	35,000	36,495
Providence Health & Services Obligated Group
(1.00 X LIBOR USD 3-Month plus 0.95%)
2.25%	10/01/17[2]	75,000	75,000
Roche Holdings, Inc.
2.25%	09/30/19[3]	75,000	75,516

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)
1.40%	07/20/18[6]	$30,000	$29,794
UnitedHealth Group, Inc.
6.00%	02/15/18	15,000	15,243
Valeant Pharmaceuticals International, Inc. (Canada)
5.88%	05/15/23[3,6]	5,000	4,431

			596,783

Industrials — 1.10%
L3 Technologies, Inc.
5.20%	10/15/19	60,000	63,814
United Technologies Corp. (STEP)
1.78%	05/04/18	35,000	35,022
WestRock RKT Co.
4.45%	03/01/19	85,000	87,779

			186,615

Information Technology — 0.59%
QUALCOMM, Inc.
1.85%	05/20/19	100,000	100,309

			100,309

Real Estate Investment Trust (REIT) — 6.26%
American Tower Corp.
3.40%	02/15/19	75,000	76,404
Boston Properties LP
3.70%	11/15/18	100,000	101,584
5.63%	11/15/20	15,000	16,435
HCP, Inc.
2.63%	02/01/20	100,000	100,846
3.75%	02/01/19	50,000	51,005
Highwoods Realty LP
7.50%	04/15/18	95,000	97,804
Kilroy Realty LP
4.80%	07/15/18	75,000	76,357
National Retail Properties, Inc.
6.88%	10/15/17	15,000	15,026
Prologis LP
4.00%	01/15/18	15,000	15,014
Realty Income Corp.
2.00%	01/31/18	110,000	110,100
UDR, Inc. (MTN)
4.25%	06/01/18	120,000	121,899
Ventas Realty LP/Ventas Capital Corp.
2.00%	02/15/18	55,000	55,054
4.00%	04/30/19	90,000	92,361

See accompanying notes to Schedule of Portfolio Investments.

17 / Semi-Annual Report September 2017

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
WEA Finance LLC/Westfield UK & Europe Finance PLC
2.70%	09/17/19[3]	$15,000	$15,134
Welltower, Inc.
2.25%	03/15/18	115,000	115,331

			1,060,354

Services — 1.04%
Moody’s Corp.
(LIBOR USD 3-Month plus 0.35%)
1.67%	09/04/18[2]	50,000	50,144
Republic Services, Inc.
3.80%	05/15/18	125,000	126,648

			176,792

Transportation — 0.59%
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18	5,562	5,601
Continental Airlines Pass-Through Trust, Series 2000-2, Class A1
7.71%	04/02/21	40,791	43,883
U.S. Airways Pass-Through Trust, Series 2011-1, Class G
7.08%	03/20/21	48,029	51,385

			100,869

Total Corporates
(Cost $6,928,182)			6,943,058

MORTGAGE-BACKED — 31.37%**
Non-Agency Commercial Mortgage-Backed — 13.13%
Banc of America Commercial Mortgage Trust, Series 2008-1, Class A4
6.51%	02/10/51[7]	103,994	104,475
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-T18, Class E
5.26%	02/13/42[3,7]	84,234	84,314
Commercial Mortgage Trust, Series 2006-GG7, Class AM
5.96%	07/10/38[7]	20,752	20,868
Commercial Mortgage Trust, Series 2010-C1, Class A2
3.83%	07/10/46[3]	7,184	7,217
Commercial Mortgage Trust, Series 2012-CR4, Class XA
2.00%	10/15/45[4,5,7]	396,319	25,919
DBUBS Mortgage Trust, Series 2011-LC1A, Class A2
4.53%	11/10/46[3]	37,080	37,748

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
GRACE Mortgage Trust, Series 2014-GRCE, Class A
3.37%	06/10/28[3]	$40,000	$41,386
GS Mortgage Securities Trust, Series 2010-C2, Class A1
3.85%	12/10/43[3]	19,675	20,167
GS Mortgage Securities Trust, Series2013-GC13, Class A2
2.81%	07/10/46	40,000	40,192
Irvine Core Office Trust, Series 2013-IRV, Class A1
2.07%	05/15/48[3]	6,029	5,982
JPMBB Commercial Mortgage Securities Trust, Series 2013-C14, Class A2
3.02%	08/15/46	74,317	75,204
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class A2
2.98%	11/15/45	21,830	22,036
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class A2
3.00%	01/15/47	66,131	66,705
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A2
3.09%	07/15/48	120,000	122,399
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2004-LN2, Class A2
5.12%	07/15/41	1,289	1,288
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class A2
3.62%	11/15/43[3]	13,972	14,144
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A3
4.39%	02/15/46[3]	32,992	33,290
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class ASB
3.41%	01/15/46	55,000	56,738
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A2
3.07%	12/15/46	113,864	115,040
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CIBX, Class A3
3.14%	06/15/45	216,294	218,738
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class XCL (IO)
0.62%	09/15/39[3,4,5,7]	1,653,339	11,474
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class A3

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 18

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
2.83%	08/15/45	$137,820	$140,076
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A2
1.87%	11/15/45	552	552
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A2
3.09%	08/15/46	156,578	158,066
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class A2
3.00%	10/15/46	120,000	121,271
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A2
1.86%	02/15/46	35,550	35,545
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A2
1.97%	05/15/46	34,418	34,438
Morgan Stanley Capital I Trust, Series 2011-C3, Class A3
4.05%	07/15/49	84,972	87,538
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A3
4.00%	03/15/44[3]	168,378	171,090
WF-RBS Commercial Mortgage Trust, Series 2013-C13, Class A2
1.96%	05/15/45	200,000	200,220
WF-RBS Commercial Mortgage Trust, Series 2013-C16, Class A2
3.22%	09/15/46	150,000	151,692

			2,225,812

Non-Agency Mortgage-Backed — 9.01%
Ameriquest Mortgage Securities, Inc., Series 2005-R3, Class M2
(LIBOR USD 1-Month plus 0.47%)
1.71%	05/25/35[2]	42,489	42,396
Asset-Backed Funding Certificates, Series 2006-OPT1, Class A2
(LIBOR USD 1-Month plus 0.14%)
1.38%	09/25/36[2]	43,022	41,721
Banc of America Funding Trust, Series 2006-G, Class 2A4
(LIBOR USD 1-Month plus 0.29%)
1.53%	07/20/36[2]	75,363	75,624
BCAP LLC Trust, Series 2011-RR3, Class 1A5
3.58%	05/27/37[3,7]	8,126	8,150
BCAP LLC Trust, Series 2012-RR11, Class 2A3
1.35%	08/26/36[3,7]	113,473	113,696
BCAP LLC Trust, Series 2014-RR1, Class 3A3

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
(LIBOR USD 1-Month plus 0.16%)
1.39%	03/26/37[2,3]	$116,095	$113,822
Bear Stearns ALT-A Trust, Series 2004-11, Class 1A1
(LIBOR USD 1-Month plus 0.68%)
1.92%	11/25/34[2]	13,081	12,939
Centex Home Equity Loan Trust, Series 2002-C, Class AF4 (STEP)
4.98%	06/25/31	10,716	10,746
Citigroup Mortgage Loan Trust, Inc., Series 2006-HE1, Class M2
(LIBOR USD 1-Month plus 0.34%)
1.58%	01/25/36[2]	32,237	32,329
Countrywide Alternative Loan Trust, Series 2005-27, Class 3A2
(Federal Reserve US 12-Month Cumulative Average plus 1.10%)
1.99%	08/25/35[2]	29,459	19,203
Countrywide Asset-Backed Certificates, Series 2007-13, Class 2A1
(LIBOR USD 1-Month plus 0.90%)
2.14%	10/25/47[2]	125,657	118,876
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.60%)
1.84%	05/25/35[2]	25,519	23,965
Credit Suisse First Boston Mortgage Securities Corp., Series 1997-2, Class A
7.50%	06/25/20[3]	484	490
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB1, Class AF (STEP)
3.95%	01/25/33	15,364	15,503
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB5, Class M1
(LIBOR USD 1-Month plus 1.02%)
2.26%	11/25/33[2]	19,554	19,154
DSLA Mortgage Loan Trust, Series 2004-AR3, Class 2A2A
(LIBOR USD 1-Month plus 0.37%)
1.61%	07/19/44[2]	6,058	6,050
First Franklin Mortgage Loan Trust, Series 2006-FF4, Class A3
(LIBOR USD 1-Month plus 0.28%)
1.52%	03/25/36[2]	120,000	117,137
GMAC Mortgage Corp. Loan Trust, Series 2006-AR1, Class 1A1
3.85%	04/19/36[7]	115,465	111,371

See accompanying notes to Schedule of Portfolio Investments.

19 / Semi-Annual Report September 2017

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
HarborView Mortgage Loan Trust, Series 2005-4, Class 2A
3.75%	07/19/35[7]	$4,863	$4,631
IndyMac Index Mortgage Loan Trust, Series 2004-AR5, Class 2A1A
(LIBOR USD 1-Month plus 0.86%)
2.10%	08/25/34[2]	10,027	9,242
IndyMac Index Mortgage Loan Trust, Series 2007-FLX1, Class A2
(LIBOR USD 1-Month plus 0.18%)
1.42%	02/25/37[2]	5,586	5,554
JPMorgan Mortgage Acquisition Trust, Series 2005-OPT1, Class M1
(LIBOR USD 1-Month plus 0.68%)
1.91%	06/25/35[2]	2,392	2,399
JPMorgan Mortgage Acquisition Trust, Series 2007-CH5, Class A4
(LIBOR USD 1-Month plus 0.16%)
1.40%	06/25/36[2]	109,584	108,776
Long Beach Mortgage Loan Trust, Series 2004-4, Class 1A1
(LIBOR USD 1-Month plus 0.56%)
1.80%	10/25/34[2]	100,360	101,012
Option One Mortgage Loan Trust, Series 2005-5, Class A3
(LIBOR USD 1-Month plus 0.21%)
1.45%	12/25/35[2]	74,765	74,897
Residential Asset Mortgage Products Trust, Series 2004-SL1, Class A2
8.50%	11/25/31	4,097	1,147
Residential Asset Securities Trust, Series 2005-AHL3, Class A2
(LIBOR USD 1-Month plus 0.24%)
1.48%	11/25/35[2]	2,926	2,933
Soundview Home Loan Trust, Series 2006-2, Class M1
(LIBOR USD 1-Month plus 0.33%)
1.57%	03/25/36[2]	85,000	84,417
Structured Asset Investment Loan Trust, Series 2005-6, Class M1
(LIBOR USD 1-Month plus 0.72%)
1.96%	07/25/35[2]	39,224	39,281
Terwin Mortgage Trust, Series 2004-13AL, Class 2PX (IO)
0.34%	08/25/34[3,4,5]	3,604,711	49,593
WaMu Mortgage Pass-Through Certificates, Series 2002-AR6, Class A
(Federal Reserve US 12-Month Cumulative Average plus 1.40%)
2.29%	06/25/42[2]	5,680	5,505
Wells Fargo Alternative Loan Trust, Series 2005-2, Class M1

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
(LIBOR USD 1-Month plus 0.68%)
1.91%	10/25/35[2]	$109,119	$109,131
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-I, Class A1
3.39%	09/25/33[7]	37,116	38,558
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-I, Class AI
3.34%	07/25/34[7]	7,949	7,783

			1,528,031

U.S. Agency Commercial Mortgage-Backed — 6.01%
Fannie Mae Multifamily REMIC Trust, Series 2015-M12, Class FA
(LIBOR USD 1-Month plus 0.34%)
1.58%	04/25/20[2]	3,126	3,124
Fannie Mae-Aces, Series 2006-M2, Class A2F
5.26%	05/25/20[7]	2,369	2,371
Fannie Mae-Aces, Series 2012-M2, Class X
0.82%	02/25/22[7]	125,676	3,115
Fannie Mae-Aces, Series 2013-M13, Class FA
(LIBOR USD 1-Month plus 0.35%)
1.59%	05/25/18[2]	84,956	85,027
Fannie Mae-Aces, Series 2013-M14, Class FA
(LIBOR USD 1-Month plus 0.35%)
1.59%	08/25/18[2]	16,575	16,602
Fannie Mae-Aces, Series 2014-M2, Class ASV2
2.78%	06/25/21[7]	21,034	21,453
Fannie Mae-Aces, Series 2014-M8, Class FA
(LIBOR USD 1-Month plus 0.25%)
1.49%	05/25/18[2]	11,173	11,174
Fannie Mae-Aces, Series 2016-M9, Class FA
(LIBOR USD 1-Month plus 0.59%)
1.88%	09/25/23[2]	43,118	43,111
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF34, Class A
(LIBOR USD 1-Month plus 0.36%)
1.59%	08/25/24[2]	50,000	50,124
Freddie Mac Multifamily Structured Pass-Through Certificates, Series J15F, Class A1
2.36%	07/25/20	99,873	100,669

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 20

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K003, Class A4
5.05%	01/25/19	$165,000	$170,027
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K005, Class A2
4.32%	11/25/19	145,000	151,508
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF02, Class A1
(LIBOR USD 1-Month plus 0.38%)
1.61%	07/25/20[2]	99,621	99,707
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF02, Class A3
(LIBOR USD 1-Month plus 0.63%)
1.86%	07/25/20[2]	5,984	5,999
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF05, Class A
(LIBOR USD 1-Month plus 0.35%)
1.58%	09/25/21[2]	9,944	9,954
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF10, Class A
(LIBOR USD 1-Month plus 0.38%)
1.61%	07/25/22[2]	15,139	15,137
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KJ02, Class A2
2.60%	09/25/20	113,197	114,646
FREMF Multifamily Aggregation Risk Transfer Trust, Series 2017-KT01, Class A
(LIBOR USD 1-Month plus 0.32%)
1.56%	02/25/20[2]	110,000	110,164
Ginnie Mae, Series 2011-142, Class A
2.34%	10/16/40	4,214	4,223

			1,018,135

U.S. Agency Mortgage-Backed — 3.22%
Fannie Mae Pool 467572
3.80%	04/01/18	17,936	17,954
Fannie Mae Pool 468769
3.42%	09/01/18	35,906	36,283
Fannie Mae Pool 802665
(LIBOR USD 6-Month plus 1.74%)
3.11%	12/01/34[2]	3,066	3,133
Fannie Mae Pool AL0851
6.00%	10/01/40	5,725	6,508
Fannie Mae Pool AM6261

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
(LIBOR USD 1-Month plus 0.22%)
1.45%	07/01/19[2]	$195,000	$195,142
Fannie Mae Pool AM7028
(LIBOR USD 1-Month plus 0.24%)
1.47%	10/01/19[2]	195,000	195,123
Fannie Mae REMICS, Series 1997-91, Class SL (IO)
(-2.00 X LIBOR USD 1-Month plus 16.00%, 7.50% Cap)
7.50%	11/25/23[2]	49,979	7,018
Fannie Mae REMICS, Series 2003-11, Class FA
(LIBOR USD 1-Month plus 1.00%)
2.24%	09/25/32[2]	11,168	11,432
Fannie Mae REMICS, Series 2008-47, Class PF
(LIBOR USD 1-Month plus 0.50%)
1.74%	06/25/38[2]	2,475	2,479
Fannie Mae REMICS, Series 2010-109, Class PF
(LIBOR USD 1-Month plus 0.40%)
1.64%	10/25/40[2]	9,731	9,776
Fannie Mae REMICS, Series G-36, Class ZB
7.00%	11/25/21	479	501
Freddie Mac REMICS, Series 2684, Class F
(LIBOR USD 1-Month plus 0.90%)
2.13%	01/15/33[2]	10,544	10,749
Freddie Mac REMICS, Series 3831, Class PV
5.00%	05/15/25	15,959	16,054
Freddie Mac Strips, Series 263, Class F5
(LIBOR USD 1-Month plus 0.50%)
1.73%	06/15/42[2]	32,657	32,931

			545,083

Total Mortgage-Backed (Cost $5,345,453)			5,317,061

Issues	Maturity Date	Principal Amount/ Shares	Value
U.S. TREASURY SECURITIES — 13.90%
U.S. Treasury Notes — 13.90%
U.S. Treasury Notes
1.38%	02/15/20	$2,365,000	2,355,808

Total U.S. Treasury Securities (Cost $2,352,563)

See accompanying notes to Schedule of Portfolio Investments.

21 / Semi-Annual Report September 2017

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Value
Total Bonds – 90.81% (Cost $15,397,189)	$15,391,538

Issues	Shares	Value
MUTUAL FUNDS — 2.47%
Mutual Funds — 2.47%
SPDR S&P500 ETF Trust	1,669	419,303

Total Mutual Funds (Cost $411,726)

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 6.10%
Money Market Funds — 1.05%
Dreyfus Government Cash Management Fund
0.92%[8]		177,000	177,000

U.S. Treasury Bills — 5.05%
U.S. Treasury Bills
1.05%[9]	03/01/18[10]	$860,000	855,996

Total Short-Term Investments (Cost $1,033,142)			1,032,996

Total Investments – 99.38% (Cost $16,842,057)[1]			16,843,837

Cash and Other Assets, Less Liabilities – 0.62%			104,851

Net Assets – 100.00%			$16,948,688

Notes:

[1]	Cost for federal income tax purposes is $16,842,603 and net unrealized appreciation/ (depreciation) consists of:

Gross unrealized appreciation	$257,784
Gross unrealized (depreciation)	(63,423)

Net unrealized appreciation	$194,361

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2017.

[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $156,325, which is 0.92% of total net assets.

[6]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[7]	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[8]	Represents the current yield as of September 30, 2017.

[9]	Represents annualized yield at date of purchase.

[10]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $856,010.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(GMTN): Global medium-term note

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(S&P): Standard and Poor’s

(STEP): Step coupon bond

(USD): U.S. dollar

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
S&P 500 E Mini Index	130	12/15/17	$16,350,750	$193,127	$193,127

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 22

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
BONDS – 89.81%
BANK LOANS — 84.68%*
Automotive — 0.17%
Allison Transmission, Inc., Term Loan B, 1st Lien
3.24% (LIBOR plus 2.00%)	09/23/22[2]	$415,763	$417,713

Communications — 10.63%
Beasley Broadcast Group, Inc., Term Loan B, 1st Lien
7.24% (LIBOR plus 6.00%)	11/01/23[2]	815,094	826,559
CBS Radio, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.75%)	10/17/23[2]	500,000	501,875
CenturyLink, Inc., Term Loan B, 1st Lien
2.75%	01/31/25	1,000,000	970,625
Charter Communications Operating LLC, Term Loan E, 1st Lien
3.24% (LIBOR plus 2.00%)	07/01/20[2]	740,335	743,689
Charter Communications Operating LLC, Term Loan I, 1st Lien
3.49% (LIBOR plus 2.25%)	01/15/24[2]	492,500	495,031
Cincinnati Bell, Term Loan, 1st Lien
4.24% (LIBOR plus 3.00%)	09/10/20[2]	292,407	293,138
CSC Holdings LLC, Term Loan B, 1st Lien
3.48% (LIBOR plus 2.25%)	07/17/25[2]	1,152,113	1,147,481
Frontier Communications Corp., Term Loan B, 1st Lien
4.99% (LIBOR plus 3.75%)	06/17/24[2]	1,496,250	1,425,186
GTT Communications, Inc., Term Loan, 1st Lien
4.50% (LIBOR plus 3.25%)	01/09/24[2]	1,488,750	1,499,916
LSF9 Atlantis Holdings LLC, Term Loan, 1st Lien
7.24% (LIBOR plus 6.00%)	04/21/23[2]	745,313	749,814
MacDonald Dettwiler & Associates Ltd., Term Loan B, 1st Lien
(LIBOR plus 2.75%)	07/05/24[2]	1,500,000	1,503,563
Mediarena Acquisition BV, Term Loan, 1st Lien
7.05% (LIBOR plus 5.75%)	08/13/21[2]	1,319,222	1,277,996
Merrill Communications LLC, Term Loan, 1st Lien
6.56% (LIBOR plus 5.25%)	06/01/22[2]	489,637	493,921
Mission Broadcasting, Inc., Term Loan, 1st Lien
3.74% (LIBOR plus 2.50%)	01/17/24[2]	42,055	42,220
Nexstar Broadcasting Group, Inc., Term Loan B, 1st Lien
3.74% (LIBOR plus 2.50%)	01/17/24[2]	335,936	337,256
Outfront Media Capital LLC, Term Loan B, 1st Lien
3.48% (LIBOR plus 2.25%)	03/18/24[2]	2,000,000	2,012,920
Refresco Group NV, Term Loan B, 1st Lien
(LIBOR plus 2.75%)	09/27/24[2]	500,000	502,500

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Communications (continued)
Securus Technologies Holdings, Inc., Term Loan, 1st Lien
(LIBOR plus 4.50%)	06/20/24[2]	$750,000	$758,591
Sinclair Broadcast Group, Inc., Term Loan B2, 1st Lien
3.49% (LIBOR plus 2.25%)	01/03/24[2]	1,975,106	1,981,772
Springer Science & Business Media GMBH, Term Loan B9, 1st Lien
4.74% (LIBOR plus 3.50%)	08/14/20[2]	449,736	452,140
Tribune Media Co., Term Loan B, 1st Lien
4.24% (LIBOR plus 3.00%)	12/27/20[2]	41,215	41,395
Tribune Media Co., Term Loan C, 1st Lien
4.24% (LIBOR plus 3.00%)	01/27/24[2]	513,695	515,462
Univision Communications, Inc., Term Loan C5, 1st Lien
3.99% (LIBOR plus 2.75%)	03/15/24[2]	2,590,219	2,570,482
Virgin Media Bristol LLC, Term Loan, 1st Lien
3.98% (LIBOR plus 2.75%)	01/31/25[2]	1,000,000	1,004,690
WideOpenWest Finance LLC, Term Loan B, 1st Lien
4.48% (LIBOR plus 3.25%)	08/18/23[2]	1,955,841	1,955,538
Windstream Services LLC, Term Loan B6, 1st Lien
5.24% (LIBOR plus 4.00%)	03/29/21[2]	1,484,386	1,332,236
Windstream Services LLC, Term Loan, 1st Lien
4.49% (LIBOR plus 3.25%)	02/17/24[2]	595,500	511,278
Ziggo Secured Finance, Term Loan E, 1st Lien
3.73% (LIBOR plus 2.50%)	04/15/25[2]	250,000	250,079

			26,197,353

Consumer Discretionary — 7.43%
AI Aqua Zip Bidco Pty Ltd., Term Loan B, 1st Lien
4.74% (LIBOR plus 3.50%)	12/13/23[2]	1,500,000	1,506,563
Alphabet Holding Co., Inc., Term Loan, 1st Lien
4.83% (LIBOR plus 3.50%)	09/26/24[2]	500,000	494,895
Arterra Wines Canada, Inc., Term Loan B1, 1st Lien (Canada)
4.06% (LIBOR plus 2.75%)	12/15/23[2,3]	1,985,000	2,002,369
BC ULC/New Red Finance, Inc., Term Loan B, 1st Lien (Canada)
3.52% (LIBOR plus 2.25%)	02/16/24[2,3]	994,990	994,741
Candy Intermediate Holdings, Inc., Term Loan B, 1st Lien
5.74% (LIBOR plus 4.50%)	06/15/23[2]	987,500	969,602
CityCenter Holdings LLC, Term Loan B, 1st Lien
3.74% (LIBOR plus 2.50%)	04/18/24[2]	1,745,625	1,755,121

See accompanying notes to Schedule of Portfolio Investments.

23 / Semi-Annual Report September 2017

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Consumer Discretionary (continued)
Four Seasons Holdings, Inc., Term Loan B, 1st Lien (Canada)
3.74% (LIBOR plus 2.50%)	11/30/23[2,3]	$992,500	$1,001,031
Hanesbrands, Inc., Term Loan B, 1st Lien
3.74% (LIBOR plus 2.50%)	04/29/22[2]	374,853	378,133
Hilton Worldwide Finance LLC, Term Loan B2, 1st Lien
3.24% (LIBOR plus 2.00%)	10/25/23[2]	681,882	685,421
Hostess Brands LLC, Term Loan, 1st Lien
3.74% (LIBOR plus 2.50%)	08/03/22[2]	985,056	990,188
KFC Holding Co., Term Loan B, 1st Lien
3.23% (LIBOR plus 2.00%)	06/16/23[2]	1,485,038	1,493,391
La Quinta Intermediate Holdings LLC, Term Loan B, 1st Lien
4.05% (LIBOR plus 2.75%)	04/14/21[2]	1,396,246	1,403,925
Nielsen Finance LLC, Term Loan, B4, 1st Lien
3.24% (LIBOR plus 2.00%)	10/04/23[2]	1,240,641	1,244,456
Petmate Holdings Co., Term Loan, 1st Lien
5.82% (LIBOR plus 4.50%)	05/22/24[2]	500,000	501,250
PlayCore, Inc., Term Loan, 1st Lien
5.25% (LIBOR plus 3.75%)	09/18/24[2,4]	440,476	444,330
Reynolds Group Holdings, Inc., Term Loan B, 1st Lien
4.24% (LIBOR plus 2.75%)	02/06/23[2]	951,463	956,130
Spin Holdco, Inc., Term Loan B, 1st Lien
5.01% (LIBOR plus 3.75%)	11/14/22[2]	1,496,250	1,504,853

			18,326,399

Consumer Products — 0.61%
Diamond BC BV, Term Loan, 1st Lien (Netherlands)
4.32% (LIBOR plus 3.00%)	09/06/24[2,3]	500,000	499,175
Hoffmaster Group, Inc., Term Loan, 1st Lien
5.83% (LIBOR plus 4.50%)	11/21/23[2]	992,500	1,001,805

			1,500,980

Electric — 2.33%
Calpine Corp., Term Loan B8, 1st Lien
2.99% (LIBOR plus 1.75%)	12/31/19[2]	248,750	248,828
Chief Power Finance LLC, Term Loan B, 1st Lien
5.99% (LIBOR plus 4.75%)	12/31/20[2,5,6]	972,500	628,478
ExGen Texas Power LLC, Term Loan B, 1st Lien
6.08% (LIBOR plus 4.75%)	09/20/21[2,5,6]	964,729	598,132
GIM Channelview Cogeneration LLC, Term Loan B, 1st Lien
4.49% (LIBOR plus 3.25%)	05/08/20[2]	1,102,830	1,032,067

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Electric (continued)
Moxie Liberty (Panda), Term Loan, 1st Lien
7.83% (LIBOR plus 6.50%)	08/21/20[2]	$1,580,365	$1,413,447
Panda Power Funds, Term Loan B1, 1st Lien
7.08% (LIBOR plus 5.75%)	12/18/20[2,5,6]	971,480	908,334
Viva Alamo LLC, Term Loan B, 1st Lien
5.57% (LIBOR plus 4.25%)	02/22/21[2,5,6]	949,407	908,264

			5,737,550

Energy — 1.39%
Contura Energy, Inc., Term Loan, 1st Lien
6.28% (LIBOR plus 5.00%)	03/18/24[2]	485,000	479,139
EMG Utica LLC, Term Loan B, 1st Lien
5.20% (LIBOR plus 3.75%)	03/27/20[2,5,6]	596,819	602,041
Harvey Gulf International Marine LLC, Term Loan B, 1st Lien[7]
7.75% (Prime plus 3.50%)	06/18/20[2,5,6,8]	734,022	259,660
Power Buyer LLC, Term Loan, 1st Lien
4.58% (LIBOR plus 3.25%)	05/06/20[2]	1,069,183	1,069,183
Traverse Midstream Partners LLC, Term Loan B, 1st Lien
5.33% (LIBOR plus 4.00%)	09/21/24[2]	1,000,000	1,013,750

			3,423,773

Entertainment — 0.40%
Regal Cinemas Corp., Term Loan, 1st Lien
3.24% (LIBOR plus 2.00%)	04/01/22[2]	992,519	988,593

Finance — 7.89%
Admi Corp., Term Loan B, 1st Lien
5.07% (LIBOR plus 3.75%)	04/29/22[2]	992,386	1,003,863
Aruba Investments, Inc., Term Loan B, 1st Lien
4.83% (LIBOR plus 3.50%)	02/02/22[2]	407,293	409,839
ASP AMC Merger Sub, Inc., Term Loan, 1st Lien
4.83% (LIBOR plus 3.50%)	04/21/24[2]	983,440	971,963
Auris Luxembourg III SARL, Term Loan B, 1st Lien (Luxembourg)
4.33% (LIBOR plus 3.00%)	01/17/22[2,3]	1,452,642	1,460,813
Black Knight InfoServ LLC, Term Loan B, 1st Lien
3.50% (LIBOR plus 2.25%)	05/27/22[2]	977,500	982,998
Camelot Finance LP, Term Loan, 1st Lien
4.74% (LIBOR plus 3.50%)	10/03/23[2]	1,475,711	1,483,547
Canyon Valor Cos., Inc., Term Loan B, 1st Lien
5.58% (LIBOR plus 4.25%)	06/16/23[2]	600,000	608,373

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 24

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Finance (continued)
CBAC Borrower LLC, Term Loan B, 1st Lien
5.24% (LIBOR plus 4.00%)	06/28/24[2]	$1,300,000	$1,312,591
Delos Finance SARL, Term Loan B, 1st Lien
3.33% (LIBOR plus 2.00%)	10/06/23[2]	2,000,000	2,015,310
First Eagle Holdings, Inc., Term Loan B, 1st Lien
4.83% (LIBOR plus 3.50%)	12/01/22[2]	1,752,625	1,773,446
Helix Gen Funding LLC, Term Loan B, 1st Lien
5.08% (LIBOR plus 3.75%)	06/03/24[2]	951,642	963,261
Midas Intermediate Holdco II LLC, Term Loan B, 1st Lien
4.08% (LIBOR plus 2.75%)	08/18/21[2]	1,478,074	1,479,922
TecoStar Horldings, Inc., Term Loan, 1st Lien
5.06% (LIBOR plus 3.75%)	05/01/24[2]	498,750	502,493
Telenet Financing LLC, Term Loan AI, 1st Lien
3.98% (LIBOR plus 2.75%)	06/30/25[2]	2,000,000	2,008,250
UFC Holdings LLC, Term Loan B, 1st Lien
4.49% (LIBOR plus 3.25%)	08/18/23[2]	1,485,000	1,493,116
WP Deluxe Merger Sub, Inc., Delayed-Draw Term Loan, 1st Lien
4.49% (LIBOR plus 3.25%)	07/25/24[2,9]	88,496	88,662
WP Deluxe Merger Sub, Inc., Term Loan, 1st Lien
4.56% (LIBOR plus 3.25%)	07/19/24[2]	884,956	886,615

			19,445,062

Food — 1.52%
American Seafoods Group LLC, Term Loan B, 1st Lien
4.56% (LIBOR plus 3.25%)	08/21/23[2]	825,000	828,481
Chobani LLC, Term Loan B, 1st Lien
5.49% (LIBOR plus 4.25%)	10/09/23[2]	992,500	1,002,425
Del Monte Foods, Inc., Term Loan, 1st Lien
6.50% (PRIME plus 2.25%)	02/18/21[2]	1,250	1,078
4.58% (LIBOR plus 3.25%)	02/18/21[2]	481,250	415,165
Hearthside Group Holdings LLC, Term Loan B, 1st Lien
4.24% (LIBOR plus 3.00%)	06/02/21[2]	492,366	494,417
Pinnacle Foods Finance LLC, Term Loan B, 1st Lien
3.23% (LIBOR plus 2.00%)	02/02/24[2]	992,500	996,425

			3,737,991

Gaming — 7.47%
Affinity Gaming, Term Loan, 1st Lien
4.83% (LIBOR plus 3.50%)	07/03/23[2]	480,726	482,829

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Gaming (continued)
Amaya Holdings BV, Term Loan B, 1st Lien (Canada)
4.83% (LIBOR plus 3.50%)	08/01/21[2,3]	$1,489,841	$1,496,516
American Casino & Entertainment Properties LLC, Term Loan
6.50% (Prime plus 2.25%)	07/07/22[2]	587,669	589,509
Caesars Entertainment Operating Co., Inc., Term Loan B-EXIT, 1st Lien
(LIBOR plus 2.50%)	04/04/24[2]	150,000	150,313
Caesars Entertainment Resort Properties LLC, Term Loan B, 1st Lien
4.74% (LIBOR plus 3.50%)	10/11/20[2]	1,235,243	1,239,103
Cyan Blue Holdco 3 Ltd., Term Loan, 1st Lien
4.83% (LIBOR plus 3.50%)	08/25/24[2]	997,500	1,004,044
Gateway Casinos & Entertainment Ltd., Term Loan B1, 1st Lien
5.08% (LIBOR plus 3.75%)	02/22/23[2]	997,500	1,005,290
Golden Entertainment, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.00%)	08/15/24[2]	1,500,000	1,492,973
Golden Entertainment, Inc., Term Loan, 2nd Lien
(LIBOR plus 7.00%)	08/15/25[2]	500,000	502,500
Golden Nugget, Inc., Term Loan, 1st Lien
4.49% (LIBOR plus 3.25%)	10/04/23[2]	1,496,219	1,505,885
Greektown Holdings LLC, Term Loan B, 1st Lien
4.24% (LIBOR plus 3.00%)	04/25/24[2]	1,496,250	1,499,055
Las Vegas Sands LLC, Term Loan, 1st Lien
3.24% (LIBOR plus 2.00%)	03/29/24[2]	1,955,252	1,964,784
Penn National Gaming, Inc., Term Loan B, 1st Lien
3.74% (LIBOR plus 2.50%)	01/19/24[2]	1,990,000	2,002,577
Station Casinos LLC, Term Loan B, 1st Lien
3.74% (LIBOR plus 2.50%)	06/08/23[2]	1,435,003	1,438,016
Tropicana Entertainment, Inc., Term Loan, 1st Lien
4.24% (LIBOR plus 3.00%)	11/27/20[2]	543,333	547,408
Yonkers Racing Corp., Term Loan B, 1st Lien
4.49% (LIBOR plus 3.25%)	05/31/24[2]	1,496,250	1,501,868

			18,422,670

Health Care — 10.29%
Acadia Healthcare Co., Inc., Term Loan B, 1st Lien
3.99% (LIBOR plus 2.75%)	02/11/22[2]	972,500	980,402
Acadia Healthcare Co., Inc., Term Loan B2, 1st Lien
3.98% (LIBOR plus 2.75%)	02/16/23[2]	294,750	297,182

See accompanying notes to Schedule of Portfolio Investments.

25 / Semi-Annual Report September 2017

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Health Care (continued)
Air Medical Group Holdings, Inc., Term Loan B, 1st Lien
5.24% (LIBOR plus 4.00%)	04/28/22[2]	$997,480	$997,979
American Renal Holdings, Inc., Term Loan B, 1st Lien
4.49% (LIBOR plus 3.25%)	06/14/24[2]	1,486,956	1,481,380
BCPE Eagle Buyer LLC, Term Loan, 1st Lien
5.49% (LIBOR plus 4.25%)	03/13/24[2]	1,243,750	1,237,531
Carestream Dental Equipment, Inc., Term Loan, 1st Lien
4.58% (LIBOR plus 3.25%)	09/01/24[2]	1,000,000	1,000,155
CHS/Community Health Systems, Inc., Term Loan G, 1st Lien
4.07% (LIBOR plus 2.75%)	12/31/19[2]	246,050	244,923
CHS/Community Health Systems, Inc., Term Loan H, 1st Lien
4.32% (LIBOR plus 3.00%)	01/27/21[2]	253,336	252,021
DaVita, Inc., Term Loan B, 1st Lien
3.99% (LIBOR plus 2.75%)	06/24/21[2]	967,500	975,259
Endo Luxembourg Finance I Co. SARL, Term Loan B, 1st Lien (Luxembourg)
5.50% (LIBOR plus 4.25%)	04/29/24[2,3]	1,246,875	1,260,902
Genoa Healthcare LLC, Term Loan, 1st Lien
4.49% (LIBOR plus 3.25%)	10/30/23[2]	498,750	502,181
Greatbatch Ltd., Term Loan B, 1st Lien
4.74% (LIBOR plus 3.50%)	10/27/22[2]	1,214,510	1,223,243
Halyard Health, Inc., Term Loan B, 1st Lien
3.99% (LIBOR plus 2.75%)	11/01/21[2]	591,121	597,032
HCA, Inc., Term Loan B9, 1st Lien
3.24% (LIBOR plus 2.00%)	03/17/23[2]	751,932	755,459
Heartland Dental LLC, Term Loan, 1st Lien
6.09% (LIBOR plus 4.75%)	07/28/23[2]	1,500,000	1,510,125
Lantheus Medical Imaging, Inc., Term Loan B, 1st Lien
5.74% (LIBOR plus 4.50%)	06/30/22[2]	995,000	1,004,119
Medical Solutions Holdings, Inc., Term Loan, 1st Lien
5.58% (LIBOR plus 4.25%)	06/14/24[2]	997,500	1,006,228
Millennium Health Holdco, Inc., Term Loan, 1st Lien
7.74% (LIBOR plus 6.50%)	12/21/20[2]	1,680,660	857,136
MPH Acquisition Holdings LLC, Term Loan B, 1st Lien
4.33% (LIBOR plus 3.00%)	06/07/23[2]	1,363,833	1,376,298
NMSC Holdings, Inc., Term Loan B, 1st Lien
6.33% (LIBOR plus 5.00%)	04/19/23[2]	677,338	688,345
Pharmerica Corp., Term Loan B, 1st Lien
(LIBOR plus 3.50%)	09/26/24[2]	1,000,000	1,007,185

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Health Care (continued)
Prospect Medical Holdings, Inc., Term Loan B, 1st Lien
7.50% (LIBOR plus 6.00%)	06/30/22[2,5,6]	$989,981	$1,004,831
Surgery Center Holdings, Inc., Term Loan, 1st Lien
4.49% (LIBOR plus 3.25%)	06/20/24[2]	750,000	745,080
UIC Merger Sub, Inc., Term Loan, 1st Lien
4.58% (LIBOR plus 3.25%)	08/30/24[2]	1,000,000	1,002,190
Valeant Pharmaceuticals International, Inc., Term Loan BF1, 1st Lien (Canada)
5.99% (LIBOR plus 4.75%)	04/01/22[2,3]	1,810,484	1,844,801
Western Dental Services Inc., Term Loan B, 1st Lien
6.49% (LIBOR plus 5.25%)	06/30/23[2]	1,496,250	1,509,342

			25,361,329

Industrials — 12.70%
Berlin Packaging LLC, Term Loan B, 1st Lien
4.53% (LIBOR plus 3.25%)	10/01/21[2]	989,859	995,842
Berry Plastics Corp., Term Loan M, 1st Lien
3.49% (LIBOR plus 2.25%)	10/03/22[2]	500,000	501,920
Berry Plastics Corp., Term Loan N, 1st Lien
3.49% (LIBOR plus 2.25%)	01/19/24[2]	497,500	498,572
Casella Waste Systems, Inc., Term Loan B, 1st Lien
3.98% (LIBOR plus 2.75%)	10/17/23[2]	496,250	498,731
Clean Harbors, Inc., Term Loan B, 1st Lien
3.24% (LIBOR plus 2.00%)	06/30/24[2]	847,875	852,466
Coveris Holdings SA, Term Loan, 1st Lien
5.58% (LIBOR plus 4.25%)	06/29/22[2]	1,041,647	1,036,444
CPI Holdco LLC, Term Loan, 1st Lien
5.34% (LIBOR plus 4.00%)	03/21/24[2]	1,990,002	2,009,902
CPI International, Inc., Term Loan, 1st Lien
4.74% (LIBOR plus 3.50%)	07/26/24[2]	1,000,000	1,001,255
DigitalGlobe, Term Loan B, 1st Lien
3.99% (LIBOR plus 2.75%)	01/15/24[2]	1,985,000	1,986,657
Greenlight Merger Corp., Term Loan B, 1st Lien
5.74% (LIBOR plus 4.50%)	05/31/24[2]	498,750	503,737
Husky Injection Molding Systems Ltd., Term Loan B, 1st Lien
4.49% (LIBOR plus 3.25%)	06/30/21[2]	411,165	414,409
Infiltrator Water Technologies LLC, Term Loan, 1st Lien
4.83% (LIBOR plus 3.50%)	05/27/22[2]	979,697	994,393
Jade Germany GMBH, Term Loan, 1st Lien (Germany)
6.83% (LIBOR plus 5.50%)	05/31/23[2,3]	997,500	1,003,111
Jason, Inc., Term Loan, 1st Lien
5.83% (LIBOR plus 4.50%)	06/30/21[2]	244,622	225,052

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 26

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Industrials (continued)
Kloeckner Pentaplast of America, Inc., Term Loan B, 1st Lien
5.58% (LIBOR plus 4.25%)	06/30/22[2]	$1,040,000	$1,044,420
Macdermid, Inc., Term Loan B6, 1st Lien
4.24% (LIBOR plus 3.00%)	06/07/23[2]	832,485	837,862
Multi-Color Corp., Term Loan B, 1st Lien
(LIBOR plus 2.25%)	09/20/24[2]	500,000	502,500
OSG Bulk Ships, Inc., Term Loan B-Exit, 1st Lien
5.57% (LIBOR plus 4.25%)	08/05/19[2]	793,985	757,263
Penn Engineering & Manufacturing Corp., Term Loan B, 1st Lien
3.99% (LIBOR plus 2.75%)	06/27/24[2]	748,125	751,634
PGT, Inc., Term Loan B, 1st Lien
6.02% (LIBOR plus 4.75%)	02/16/22[2]	451,806	460,277
Pike Corp., Term Loan B, 1st Lien
4.74% (LIBOR plus 3.50%)	09/20/24[2]	500,000	507,033
PKC Holding Corp., Term Loan, 1st Lien
4.81% (LIBOR plus 3.50%)	05/08/24[2]	498,750	498,750
Ply Gem Industries, Inc., Term Loan, 1st Lien
4.33% (LIBOR plus 3.00%)	02/01/21[2,5,6]	296,453	300,159
PLZ Aeroscience Corp., Term Loan, 1st Lien
4.83% (LIBOR plus 3.50%)	07/31/22[2]	1,226,271	1,237,000
PrimeLine Utility Services LLC, Term Loan B, 1st Lien
6.81% (LIBOR plus 5.50%)	11/14/22[2]	1,481,015	1,481,015
ProAmpac LLC, Term Loan, 1st Lien
5.28% (LIBOR plus 4.00%)	11/20/23[2]	1,492,500	1,509,059
SIG Combibloc U.S. Acquisition, Inc., Term Loan B, 1st Lien
4.24% (LIBOR plus 3.00%)	03/11/22[2]	1,193,809	1,199,778
Synagro Infrastructure, Term Loan, 1st Lien
6.58% (LIBOR plus 5.25%)	08/21/20[2,5,6]	923,372	881,820
TMS International Corp., Term Loan B, 1st Lien
4.31% (LIBOR plus 3.00%)	08/14/24[2]	1,000,000	1,002,500
Transcendia Holdings, Inc., Term Loan B, 1st Lien
5.24% (LIBOR plus 4.00%)	05/30/24[2]	1,496,250	1,511,212
TransDigm, Inc., Term Loan F, 1st Lien
4.27% (LIBOR plus 3.00%)	06/09/23[2]	488,788	490,667
TricorBraun, Inc., Term Loan, 1st Lien
5.08% (LIBOR plus 3.75%)	11/30/23[2,10]	1,353,409	1,364,967
Tyco International Holdings SARL, Term Loan, 1st Lien
2.98% (LIBOR plus 1.75%)	09/10/19[2,5,6]	1,387,500	1,386,779
Zebra Technologies Corp., Term Loan B, 1st Lien
3.31% (LIBOR plus 2.00%)	10/27/21[2]	310,336	311,191

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Industrials (continued)
Zep, Inc., Term Loan B, 1st Lien
5.24% (LIBOR plus 4.00%)	08/12/24[2]	$750,000	$753,439

			31,311,816

Information Technology — 9.07%
Aclara Technologies LLC, Term Loan B, 1st Lien
7.07% (LIBOR plus 5.75%)	08/29/23[2,5,6]	1,733,744	1,768,419
Ascend Learning LLC, Term Loan B, 1st Lien
4.49% (LIBOR plus 3.25%)	07/12/24[2]	1,000,000	1,007,000
Change Healthcare Holdings LLC, Term Loan B, 1st Lien
3.99% (LIBOR plus 2.75%)	03/01/24[2]	995,000	998,796
Ciena Corp., Term Loan B, 1st Lien
3.74% (LIBOR plus 2.50%)	01/28/22[2]	200,766	201,769
Coral-US Co-Borrower LLC, Term Loan B3, 1st Lien
4.74% (LIBOR plus 3.50%)	01/31/25[2]	500,000	495,897
Dell International LLC, Term Loan, 1st Lien
3.74% (LIBOR plus 2.50%)	09/07/23[2]	1,488,769	1,495,669
Digicert Holdings, Inc., Term Loan, 1st Lien
(LIBOR plus 4.75%)	09/20/24[2]	1,000,000	1,011,250
Explorer Holdings, Inc., Term Loan B, 1st Lien
5.06% (LIBOR plus 3.75%)	05/02/23[2]	992,487	1,000,090
First Data Corp., Term Loan, 1st Lien
3.49% (LIBOR plus 2.25%)	07/08/22[2]	274,858	275,622
3.74% (LIBOR plus 2.50%)	04/26/24[2]	1,577,265	1,584,165
Leidos Innovations Corp., Term Loan B, 1st Lien
3.25% (LIBOR plus 2.00%)	08/16/23[2]	744,375	749,962
Maxlinear, Inc., Term Loan B, 1st Lien
3.74% (LIBOR plus 2.50%)	05/12/24[2]	452,941	454,923
Oberthur Technologies Group SAS, Term Loan B1, 1st Lien
5.08% (LIBOR plus 3.75%)	01/10/24[2]	1,492,500	1,453,322
ON Semiconductor Corp., Term Loan B, 1st Lien
3.49% (LIBOR plus 2.25%)	03/31/23[2]	1,008,933	1,013,716
Peak 10 Holding Corp., Term Loan, 1st Lien
4.81% (LIBOR plus 3.50%)	08/01/24[2]	250,000	250,573
Project Alpha Intermediate Holdings Inc., Term Loan B, 1st Lien
4.81% (LIBOR plus 3.50%)	04/26/24[2]	997,500	976,617
Quintiles IMS, Inc., Term Loan B2, 1st Lien
3.32% (LIBOR plus 2.00%)	01/17/25[2]	1,000,000	1,006,605
Sophia LP, Term Loan B, 1st Lien
4.58% (LIBOR plus 3.25%)	09/30/22[2]	1,222,537	1,222,824

See accompanying notes to Schedule of Portfolio Investments.

27 / Semi-Annual Report September 2017

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Information Technology (continued)
SS&C European Holdings SARL, Term Loan B2, 1st Lien
3.49% (LIBOR plus 2.25%)	07/08/22	[2]	$48,716	$49,017
SS&C Technologies, Inc., Term Loan B1, 1st Lien
3.49% (LIBOR plus 2.25%)	07/08/22	[2]	921,121	926,814
Synchronoss Technologies, Inc., Term Loan B, 1st Lien
5.74% (LIBOR plus 4.50%)	01/19/24	[2]	1,990,000	1,887,515
TierPoint LLC, Term Loan, 1st Lien
4.99% (LIBOR plus 3.75%)	05/06/24	[2]	1,729,359	1,739,441
Vantiv LLC, Term Loan B, 1st Lien
3.23% (LIBOR plus 2.00%)	08/07/24	[2,11]	780,855	782,643

				22,352,649

Insurance — 0.93%
Alliant Holdings Intermediate LLC, Term Loan, 1st Lien
4.56% (LIBOR plus 3.25%)	08/12/22	[2]	635,874	639,053
Assured Partners, Inc., Term Loan B, 1st Lien
4.59% (LIBOR plus 3.35%)	10/22/24	[2]	492,757	494,194
Hyperion Insurance Group Ltd., Term Loan B, 1st Lien
5.25% (LIBOR plus 4.00%)	04/29/22	[2]	1,153,970	1,170,270

				2,303,517

Materials — 1.27%
Archroma Finance SARL, Term Loan B2, 1st Lien (Switzerland)
5.49% (LIBOR plus 4.25%)	08/12/24	[2,3]	750,000	753,750
Dubois Chemicals, Inc., Term Loan, 1st Lien
4.99% (LIBOR plus 3.75%)	03/15/24	[2,12]	1,625,750	1,631,847
KMG Chemicals, Inc., Term Loan B, 1st Lien
5.49% (LIBOR plus 4.25%)	06/17/24	[2]	733,636	745,250

				3,130,847

Real Estate Investment Trust (REIT) — 1.70%
DTZ U.S. Borrower LLC, Term Loan B, 1st Lien
4.57% (LIBOR plus 3.25%)	11/04/21	[2]	1,228,649	1,233,152
Equinix, Inc., Term Loan B, 1st Lien
3.33% (LIBOR plus 2.00%)	01/06/23	[2]	492,500	493,579
Lightstone Holdco LLC, Term Loan B, 1st Lien
5.74% (LIBOR plus 4.50%)	01/30/24	[2]	465,181	464,116
Lightstone Holdco LLC, Term Loan C, 1st Lien
5.74% (LIBOR plus 4.50%)	01/30/24	[2]	28,986	28,919

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Real Estate Investment Trust (REIT) (continued)
MGM Growth Properties Operating Partnership LP, Term Loan B, 1st Lien
3.49% (LIBOR plus 2.25%)	04/25/23	[2]	$1,973,712	$1,982,110

				4,201,876

Retail — 0.40%
Staples, Inc., Term Loan, 1st Lien
5.31% (LIBOR plus 4.00%)	09/12/24	[2]	1,000,000	996,695

Services — 5.61%
CIBT Solutions, Inc., Term Loan, 1st Lien
5.33% (LIBOR plus 4.00%)	06/03/24	[2]	498,750	501,244
ESH Hospitality, Inc., Term Loan B, 1st Lien
3.74% (LIBOR plus 2.50%)	08/30/23	[2]	1,485,028	1,493,129
Global Payments, Inc., Term Loan B, 1st Lien
3.24% (LIBOR plus 2.00%)	04/21/23	[2]	256,927	258,005
International Car Wash Group, Term Loan, 1st Lien
4.73% (LIBOR plus 3.50%)	10/03/24	[2]	1,000,000	1,005,940
Mister Car Wash Holdings, Inc., Term Loan B, 1st Lien
5.03% (LIBOR plus 3.75%)	08/20/21	[2]	1,485,296	1,493,339
PODS LLC, Term Loan B2, 1st Lien
4.49% (LIBOR plus 3.25%)	02/02/22	[2]	1,474,154	1,486,441
Press Ganey Holdings, Inc., Term Loan, 1st Lien
4.49% (LIBOR plus 3.25%)	10/23/23	[2]	1,240,625	1,248,770
Prime Security Services Borrower LLC, Term Loan, 1st Lien
3.99% (LIBOR plus 2.75%)	05/02/22	[2]	1,136,434	1,147,645
Research Now Group, Inc., Term Loan B, 1st Lien
5.83% (LIBOR plus 4.50%)	03/18/21	[2,5,6]	724,857	724,857
SRS Distribution, Inc., Term Loan, 1st Lien
4.53% (LIBOR plus 3.25%)	08/25/22	[2]	491,250	496,266
St. George’s University Scholastic Services LLC, Term Loan B, 1st Lien
5.49% (LIBOR plus 4.25%)	07/06/22	[2]	476,089	479,662
TKC Holdings, Inc., Term Loan, 1st Lien
5.52% (LIBOR plus 4.25%)	02/01/23	[2]	1,990,000	2,010,726
USIC Holdings, Inc., Term Loan, 1st Lien
5.00% (LIBOR plus 3.50%)	12/08/23	[2]	992,500	1,000,356
Weight Watchers International, Inc., Term Loan B2, 1st Lien
4.53% (LIBOR plus 3.25%)	04/02/20	[2]	496,104	491,054

				13,837,434

Transportation — 2.87%
Air Canada, Term Loan B, 1st Lien (Canada)
3.57% (LIBOR plus 2.25%)	10/06/23	[2,3]	1,000,000	1,006,405

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 28

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Transportation (continued)
American Airlines, Inc., Term Loan B, 1st Lien
3.24% (LIBOR plus 2.00%)	06/27/20	[2]	$960,394	$961,993
Arctic LNG Carriers Ltd., Term Loan B, 1st Lien
5.74% (LIBOR plus 4.50%)	05/18/23	[2]	498,750	503,428
Avolon SARL, Term Loan B1, 1st Lien (Luxembourg)
3.49% (LIBOR plus 2.25%)	09/16/20	[2,3]	997,500	1,003,485
Avolon SARL, Term Loan B2, 1st Lien (Luxembourg)
3.99% (LIBOR plus 2.75%)	03/20/22	[2,3]	498,750	500,366
Commercial Barge Line Co., Term Loan B, 1st Lien
9.99% (LIBOR plus 8.75%)	11/12/20	[2]	194,737	155,303
Delta Air Lines, Inc., Term Loan B1, 1st Lien
3.74% (LIBOR plus 2.50%)	10/18/18	[2]	491,003	493,588
International Seaways, Inc., Term Loan, 1st Lien
6.74% (LIBOR plus 5.50%)	06/22/22	[2]	1,500,000	1,480,313
Navios Maritime Partners LP, Term Loan B, 1st Lien (Greece)
6.32% (LIBOR plus 5.00%)	09/14/23	[2,3]	978,086	975,885

				7,080,766

Total Bank Loans (Cost $209,779,756)				208,775,013

CORPORATES — 4.95%*
Communications — 1.25%
Altice U.S. Finance I Corp.
5.50%	05/15/26	[13]	500,000	528,750
Block Communications, Inc.
6.88%	02/15/25	[13]	250,000	271,563
CSC Holdings LLC
6.75%	11/15/21		1,000,000	1,107,500
DISH DBS Corp.
4.25%	04/01/18		1,000,000	1,010,000
Sprint Communications, Inc.
9.00%	11/15/18	[13]	148,000	159,292

				3,077,105

Consumer Discretionary — 0.21%
Golden Nugget, Inc.
6.75%	10/15/24	[13]	500,000	506,875

Finance — 1.33%
Citigroup, Inc.
(LIBOR USD 3-Month plus 0.55%)
1.87%	08/25/36	[2]	1,800,000	1,501,982

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
General Electric Corp. (MTN)
(LIBOR USD 3-Month plus 0.48%)
1.80%	08/15/36	[2]	$850,000	$761,220
Goldman Sachs Group, Inc. (MTN) (The)
3.85%	07/08/24		980,000	1,020,025

				3,283,227

Gaming — 0.42%
Churchill Downs, Inc.
5.38%	12/15/21		1,000,000	1,036,250

Health Care — 0.50%
Actavis Funding SCS (Luxembourg)
(LIBOR USD 3-Month plus 1.08%)
2.39%	03/12/18	[2,3]	700,000	702,365
Valeant Pharmaceuticals International, Inc.
(Canada)
7.00%	03/15/24	[3,13]	500,000	534,550

				1,236,915

Industrials — 0.66%
Sealed Air Corp.
5.25%	04/01/23	[13]	1,500,000	1,623,750

Retail — 0.28%
Cumberland Farms, Inc.
6.75%	05/01/25	[13]	650,000	691,437

Transportation — 0.30%
American Airlines Pass-Through Trust, Series 2013-2, Class B
5.60%	07/15/20	[13]	707,445	740,624

Total Corporates
(Cost $11,761,272)				12,196,183

MUNICIPAL BONDS — 0.18%*
California — 0.18%
State of California, Build America Bonds
7.95%	03/01/36		400,000	451,388

Total Municipal Bonds
(Cost $451,782)

Total Bonds – 89.81%
(Cost $221,992,810)				221,422,584

See accompanying notes to Schedule of Portfolio Investments.

29 / Semi-Annual Report September 2017

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 14.48%

Foreign Government Obligations — 2.29%
Japan Treasury Discount Bill, Series 695
(Japan)
0.00%[14]	10/16/17	[3]	$635,000,000	$5,641,411

Money Market Funds — 2.41%
Dreyfus Government Cash Management Fund
0.92%[15]			5,949,000	5,949,000

U.S. Treasury Bills — 9.78%
U.S. Treasury Bills
0.95%[14]	01/18/18		5,000,000	4,984,925
1.00%[14]	01/04/18		4,300,000	4,288,460
1.02%[14]	02/08/18		386,000	384,513
1.03%[14]	01/25/18		1,000,000	996,678
1.09%[14]	01/11/18		13,500,000	13,462,121

				24,116,697

Total Short-Term Investments
(Cost $35,739,128)				35,707,108

Total Investments – 104.29%
(Cost $257,731,938)[1]				257,129,692

Net unrealized appreciation on unfunded commitments (0.00)%				4,879

Liabilities in Excess of Other
Assets – (4.29)%				(10,579,460)

Net Assets – 100.00%				$246,555,111

Notes:

[1]	Cost for federal income tax purposes is $257,731,958 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$2,183,579
Gross unrealized (depreciation)	(2,733,736)

Net unrealized (depreciation)	$(550,157)

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2017.
[3]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[4]	Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $60,045, at an interest rate of LIBOR plus 1.00% and a maturity of September 18, 2024. The investment is accruing an unused commitment fee of 0.00% per annum.
[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $9,971,774, which is 4.04% of total net assets.
[7]	Non-income producing security.
[8]	Security is currently in default with regard to scheduled interest or principal payments.
[9]	Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $26,598, at an interest rate of LIBOR plus 1.63% and a maturity of July 25, 2024. The investment is accruing an unused commitment fee of 0.00% per annum.
[10]	Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $137,528, at an interest rate of LIBOR plus 1.88% and a maturity of November 30, 2023. The investment is accruing an unused commitment fee of 1.00% per annum.
[11]	Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $219,391, at an interest rate of LIBOR plus 2.00% and a maturity of August 07, 2024. The investment is accruing an unused commitment fee of 0.00% per annum.
[12]	Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $117,104, at an interest rate of LIBOR plus 1.00% and a maturity of March 15, 2024. The investment is accruing an unused commitment fee of 0.50% per annum.
[13]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[14]	Represents annualized yield at date of purchase.
[15]	Represents the current yield as of September 30, 2017.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(USD): U.S. dollar

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 5,698,159	JPY 635,000,000	Goldman Sachs International	10/16/17	$52,109

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 30

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 87.52%
BANK LOANS — 9.56%*
Communications — 1.04%
Colorado Buyer, Inc., Term Loan, 1st Lien
4.31% (LIBOR plus 3.00%)	05/01/24	[2]	$927,675	$933,083
Colorado Buyer, Inc., Term Loan, 2nd Lien
8.57% (LIBOR plus 7.25%)	05/01/25	[2]	480,000	488,798
Level 3 Financing, Inc., Term Loan B, 1st Lien
3.49% (LIBOR plus 2.25%)	02/22/24	[2]	5,400,000	5,403,807
NEP/NCP Holdco, Term Loan, 2nd Lien
8.23% (LIBOR plus 7.00%)	01/23/23	[2]	1,047,598	1,057,419

				7,883,107

Consumer Discretionary — 1.79%
Alphabet Holding Co., Inc., Term Loan, 1st Lien
4.83% (LIBOR plus 3.50%)	09/26/24	[2]	2,776,500	2,748,152
BC ULC/New Red Finance, Inc., Term Loan B, 1st Lien (Canada)
3.52% (LIBOR plus 2.25%)	02/16/24	[2,3]	4,974,948	4,973,704
CityCenter Holdings LLC, Term Loan B, 1st Lien
3.74% (LIBOR plus 2.50%)	04/18/24	[2]	3,466,313	3,485,169
Reynolds Group Holdings, Inc., Term Loan B, 1st Lien
4.24% (LIBOR plus 2.75%)	02/06/23	[2]	2,277,043	2,288,212

				13,495,237

Electric — 0.41%
Homer City Generation LP, Term Loan B, 1st Lien
12.24% (LIBOR plus 11.00%)	04/05/23	[2,4,5]	1,098,413	944,635
Vistra Operations Co. LLC, Term Loan B, 1st Lien
3.98% (LIBOR plus 2.75%)	08/04/23	[2]	1,769,087	1,774,810
Vistra Operations Co. LLC, Term Loan C, 1st Lien
3.98% (LIBOR plus 2.75%)	08/04/23	[2]	406,525	407,840

				3,127,285

Energy — 0.44%
Drillship Kithira Owners, Inc., Term Loan Exit, 1st Lien
(Cayman Islands)
8.00%	09/20/24	[3]	233,360	237,444
Harvey Gulf International Marine LLC, Term Loan B, 1st Lien[6]
7.75% (PRIME plus 3.50%)	06/18/20	[2,4,5,7]	3,704,906	1,310,610
Pacific Drilling SA, Term Loan B, 1st Lien
4.88% (LIBOR plus 3.50%)	06/03/18	[2]	959,900	286,775

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Energy (continued)
Power Buyer LLC, Term Loan, 1st Lien
4.58% (LIBOR plus 3.25%)	05/06/20	[2]	$448,817	$448,817
Power Buyer LLC, Term Loan, 2nd Lien
8.58% (LIBOR plus 7.25%)	11/06/20	[2,4,5]	1,015,000	1,013,731

				3,297,377

Finance — 0.50%
Delos Finance SARL, Term Loan B, 1st Lien
3.33% (LIBOR plus 2.00%)	10/06/23	[2]	2,777,396	2,798,657
UFC Holdings LLC, Term Loan B, 1st Lien
4.49% (LIBOR plus 3.25%)	08/18/23	[2]	990,000	995,410

				3,794,067

Health Care — 0.75%
Air Medical Group Holdings, Inc., Term Loan B, 1st Lien
5.24% (LIBOR plus 4.00%)	04/28/22	[2]	1,496,220	1,496,968
(LIBOR plus 4.25%)	09/26/24	[2]	1,387,500	1,388,804
BCPE Eagle Buyer LLC, Term Loan, 1st Lien
5.49% (LIBOR plus 4.25%)	03/13/24	[2]	462,675	460,362
BCPE Eagle Buyer LLC, Term Loan, 2nd Lien
9.24% (LIBOR plus 8.00%)	03/13/25	[2]	465,000	466,163
Pharmerica Corp., Term Loan B, 1st Lien
(LIBOR plus 3.50%)	09/26/24	[2]	925,000	931,646
Pharmerica Corp., Term Loan B, 2nd Lien
(LIBOR plus 7.75%)	09/26/25	[2]	925,000	931,938

				5,675,881

Industrials — 0.36%
Synagro Infrastructure, Term Loan, 1st Lien
6.58% (LIBOR plus 5.25%)	08/21/20	[2,4,5]	2,813,605	2,686,992

Information Technology — 1.63%
First Data Corp., Term Loan, 1st Lien
3.49% (LIBOR plus 2.25%)	07/08/22	[2]	3,000,000	3,008,340
3.74% (LIBOR plus 2.50%)	04/26/24	[2]	6,904,810	6,935,018
TierPoint LLC, Term Loan, 1st Lien
4.99% (LIBOR plus 3.75%)	05/06/24	[2]	2,342,898	2,356,557

				12,299,915

Real Estate Investment Trust (REIT) — 0.85%
MGM Growth Properties Operating Partnership LP, Term Loan B, 1st Lien
3.49% (LIBOR plus 2.25%)	04/25/23	[2]	6,427,374	6,454,722

Retail — 0.93%
Family Tree Escrow LLC, Term Loan B2, 1st Lien
4.25%	07/06/22		6,900,000	7,007,813

See accompanying notes to Schedule of Portfolio Investments.

31 / Semi-Annual Report September 2017

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Services — 0.24%
Mister Car Wash Holdings, Inc., Term Loan B, 1st Lien
5.03% (LIBOR plus 3.75%)	08/20/21	[2]	$1,836,817	$1,846,763

Transportation — 0.62%
Avolon SARL, Term Loan B2, 1st Lien
(Luxembourg)
3.99% (LIBOR plus 2.75%)	03/20/22	[2,3]	4,628,400	4,643,396

Total Bank Loans
(Cost $75,129,251)				72,212,555

CORPORATES — 75.38%*
Automotive — 0.18%
Tenneco, Inc.
5.00%	07/15/26		1,300,000	1,335,750

Banking — 1.80%
Ally Financial, Inc.
3.25%	11/05/18		3,845,000	3,886,430
4.75%	09/10/18		4,530,000	4,637,587
JPMorgan Chase & Co.
6.00%	01/15/18		5,000,000	5,063,850

				13,587,867

Communications — 22.92%
Altice Financing SA (Luxembourg)
7.50%	05/15/26	[3,8]	1,300,000	1,433,250
Altice U.S. Finance I Corp.
5.38%	07/15/23	[8]	800,000	848,000
AMC Networks, Inc.
4.75%	08/01/25		1,818,000	1,843,088
AT&T, Inc.
4.90%	08/14/37		2,000,000	2,027,602
Block Communications, Inc.
6.88%	02/15/25	[8]	185,000	200,956
Cable One, Inc.
5.75%	06/15/22	[8]	4,300,000	4,504,250
CCO Holdings LLC/CCO Holdings Capital Corp.
5.00%	02/01/28	[8]	4,864,000	4,888,320
5.13%	05/01/27	[8]	340,000	345,114
5.25%	03/15/21		3,460,000	3,565,963
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.13%	12/15/21	[8]	575,000	587,937
5.13%	12/15/21	[4,5,8]	500,000	510,625
CSC Holdings LLC
5.50%	04/15/27	[8]	300,000	312,750
7.63%	07/15/18		6,540,000	6,793,425
8.63%	02/15/19		3,076,000	3,341,305
DISH DBS Corp.
4.25%	04/01/18		9,430,000	9,524,300

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
5.13%	05/01/20		$247,000	$259,041
7.88%	09/01/19		7,525,000	8,230,469
EW Scripps Co. (The)
5.13%	05/15/25	[8]	1,884,000	1,936,988
Frontier Communications Corp.
6.25%	09/15/21		713,000	588,011
7.13%	01/15/23		3,911,000	2,999,444
8.50%	04/15/20		731,000	710,897
10.50%	09/15/22		1,250,000	1,087,500
GTT Communications, Inc.
7.88%	12/31/24	[8]	3,045,000	3,250,537
Intelsat Jackson Holdings SA (Luxembourg)
5.50%	08/01/23	[3]	8,810,000	7,510,525
9.75%	07/15/25	[3,8]	2,500,000	2,531,250
Lamar Media Corp.
5.75%	02/01/26		1,700,000	1,848,750
Level 3 Financing, Inc.
6.13%	01/15/21		6,910,000	7,081,713
Midcontinent Communications & Midcontinent Finance Corp.
6.88%	08/15/23	[8]	2,280,000	2,459,550
Numericable-SFR SA (France)
7.38%	05/01/26	[3,8]	4,080,000	4,421,700
Outfront Media Capital LLC/Outfront Media Capital Corp.
5.88%	03/15/25		4,072,000	4,280,690
Qwest Corp.
6.75%	12/01/21		4,210,000	4,617,844
Sinclair Television Group, Inc.
5.38%	04/01/21		5,350,000	5,503,813
Sirius XM Radio, Inc.
3.88%	08/01/22	[8]	6,267,000	6,425,242
Softbank Group Corp. (Japan)
4.50%	04/15/20	[3,8]	5,615,000	5,807,033
Sprint Communications, Inc.
9.00%	11/15/18	[8]	15,934,000	17,149,764
9.25%	04/15/22		2,000,000	2,480,000
Sprint Corp.
7.88%	09/15/23		2,157,000	2,507,513
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
3.36%	09/20/21	[8]	9,452,000	9,594,253
TEGNA, Inc.
5.13%	10/15/19		5,530,000	5,619,863
5.50%	09/15/24	[8]	254,000	268,287
T-Mobile USA, Inc.
4.00%	04/15/22		500,000	518,750
6.13%	01/15/22		6,843,000	7,133,827
6.84%	04/28/23		9,820,000	10,396,925

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 32

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Univision Communications, Inc.
5.13%	02/15/25	[8]	$2,533,000	$2,561,623
Virgin Media Secured Finance PLC (United Kingdom)
5.50%	08/15/26	[3,8]	1,869,000	1,978,804
Windstream Services LLC
6.38%	08/01/23		995,000	708,938

				173,196,429

Consumer Discretionary — 7.46%
Central Garden & Pet Co.
6.13%	11/15/23		5,335,000	5,735,125
DS Services of America, Inc.
10.00%	09/01/21	[8]	6,296,000	6,673,760
First Quality Finance Co., Inc.
4.63%	05/15/21	[8]	4,067,000	4,117,837
5.00%	07/01/25	[8]	365,000	377,319
GLP Capital LP/GLP Financing II, Inc.
4.38%	11/01/18		8,935,000	9,124,869
Golden Nugget, Inc.
6.75%	10/15/24	[8]	1,408,000	1,427,360
High Ridge Brands Co.
8.88%	03/15/25	[8]	400,000	383,000
Hilton Domestic Operating Co., Inc.
4.25%	09/01/24		935,000	958,375
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
4.75%	06/01/27	[8]	170,000	175,525
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC
5.00%	06/01/24	[8]	80,000	84,500
NCL Corp. Ltd. (Bermuda)
4.63%	11/15/20	[3,8]	301,000	313,416
4.75%	12/15/21	[3,8]	1,845,000	1,918,800
Nielsen Co. Luxembourg SARL (The) (Luxembourg)
5.50%	10/01/21	[3,8]	5,020,000	5,183,150
Nielsen Finance LLC/Nielsen Finance Co.
5.00%	04/15/22	[8]	785,000	815,458
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC
5.75%	10/15/20		6,066,000	6,160,781
(LIBOR USD 3-Month plus 3.50%)
4.80%	07/15/21	[2,8]	12,500,000	12,781,250
Spectrum Brands, Inc.
6.63%	11/15/22		155,000	161,975

				56,392,500

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric — 0.70%
Dynegy, Inc.
5.88%	06/01/23		$930,000	$930,000
GenOn Americas Generation LLC[6]
8.50%	10/01/21	[4,5,7]	1,200,000	1,107,000
Indiantown Cogeneration LP, Series A-10
9.77%	12/15/20	[4,5]	354,602	382,970
NextEra Energy Operating Partners LP
4.25%	09/15/24	[8]	2,300,000	2,363,250
4.50%	09/15/27	[8]	500,000	512,500

				5,295,720

Energy — 8.30%
Andeavor Logistics LP/Tesoro Logistics Finance Corp.
5.88%	10/01/20		3,286,000	3,361,578
6.13%	10/15/21		1,778,000	1,835,785
Antero Resources Corp.
5.00%	03/01/25		726,000	739,649
Cheniere Corpus Christi Holdings LLC
5.13%	06/30/27	[8]	1,165,000	1,202,863
Cheniere Energy Partners LP
5.25%	10/01/25	[8]	1,340,000	1,373,500
Chesapeake Energy Corp.
5.75%	03/15/23		1,000,000	927,500
6.63%	08/15/20		500,000	517,500
Concho Resources, Inc.
5.50%	10/01/22		1,600,000	1,644,080
5.50%	04/01/23		4,106,000	4,225,279
Diamondback Energy, Inc.
4.75%	11/01/24		166,000	170,366
5.38%	05/31/25		1,019,000	1,064,855
EP Energy LLC/EP Energy Finance, Inc.
9.38%	05/01/20		955,000	799,813
Extraction Oil & Gas, Inc.
7.38%	05/15/24	[8]	928,000	969,760
Gulfport Energy Corp.
6.38%	05/15/25		300,000	304,875
Kinder Morgan Energy Partners LP
2.65%	02/01/19		4,640,000	4,676,563
MEG Energy Corp. (Canada)
7.00%	03/31/24	[3,8]	1,250,000	1,078,125
Newfield Exploration Co.
5.38%	01/01/26		1,786,000	1,884,230
5.63%	07/01/24		560,000	602,000
5.75%	01/30/22		100,000	107,250
NGPL Pipe Co. LLC
4.38%	08/15/22	[8]	5,000,000	5,200,000
Parsley Energy LLC/Parsley Finance Corp.
5.25%	08/15/25	[8]	248,000	253,270

See accompanying notes to Schedule of Portfolio Investments.

33 / Semi-Annual Report September 2017

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
6.25%	06/01/24	[8]	$2,085,000	$2,204,887
PDC Energy, Inc.
6.13%	09/15/24		787,000	826,350
QEP Resources, Inc.
5.25%	05/01/23		1,000,000	977,500
5.38%	10/01/22		1,638,000	1,617,525
Range Resources Corp.
4.88%	05/15/25		439,000	434,610
Rice Energy, Inc.
6.25%	05/01/22		1,489,000	1,557,866
Rockies Express Pipeline LLC
5.63%	04/15/20	[8]	4,553,000	4,809,106
6.00%	01/15/19	[8]	2,765,000	2,868,688
Seven Generations Energy Ltd. (Canada)
5.38%	09/30/25	[3,8]	1,220,000	1,227,381
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.
7.50%	06/15/25	[8]	740,000	764,050
Sunoco LP/Sunoco Finance Corp.
5.50%	08/01/20		3,145,000	3,247,213
Transocean Proteus Ltd. (Cayman Islands)
6.25%	12/01/24	[3,8]	6,103,750	6,424,197
Whiting Petroleum Corp.
5.00%	03/15/19		550,000	552,750
Williams Cos., Inc. (The)
3.70%	01/15/23		1,695,000	1,695,000
WPX Energy, Inc.
5.25%	09/15/24		400,000	404,000
6.00%	01/15/22		157,000	162,888

				62,712,852

Finance — 1.68%
CIT Group, Inc.
5.50%	02/15/19	[8]	618,000	647,355
Citigroup, Inc.
(LIBOR USD 3-Month plus 0.55%)
1.87%	08/25/36	[2]	1,115,000	930,394
International Lease Finance Corp.
6.25%	05/15/19		4,000,000	4,253,188
7.13%	09/01/18	[8]	2,892,000	3,029,674
Midas Intermediate Holdco II LLC/
Midas Intermediate Holdco II Finance, Inc.
7.88%	10/01/22	[8]	3,759,000	3,824,783

				12,685,394

Food — 1.42%
B&G Foods, Inc.
4.63%	06/01/21		1,360,000	1,388,900
Chobani LLC/Chobani Finance Corp., Inc.
7.50%	04/15/25	[8]	700,000	763,000

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Food (continued)
Clearwater Seafoods, Inc. (Canada)
6.88%	05/01/25	[3,8]	$232,000	$247,080
Dole Food Co., Inc.
7.25%	06/15/25	[8]	513,000	557,246
FAGE International SA/FAGE USA Dairy Industry, Inc. (Luxembourg)
5.63%	08/15/26	[3,8]	360,000	375,300
Kraft Heinz Foods Co.
4.88%	02/15/25	[8]	579,000	619,159
Lamb Weston Holdings, Inc.
4.63%	11/01/24	[8]	720,000	754,200
Pilgrim’s Pride Corp.
5.75%	03/15/25	[8]	10,000	10,350
5.88%	09/30/27	[8]	3,760,000	3,849,300
Pinnacle Foods Finance LLC/Pinnacle Foods
Finance Corp.
5.88%	01/15/24		75,000	79,875
Post Holdings, Inc.
5.00%	08/15/26	[8]	360,000	360,000
5.50%	03/01/25	[8]	175,000	182,000
5.75%	03/01/27	[8]	1,308,000	1,353,780
TreeHouse Foods, Inc.
6.00%	02/15/24	[8]	192,000	206,160

				10,746,350

Gaming — 3.02%
Boyd Gaming Corp.
6.88%	05/15/23		1,083,000	1,162,200
CCM Merger, Inc.
6.00%	03/15/22	[8]	1,880,000	1,950,782
Churchill Downs, Inc.
5.38%	12/15/21		7,913,000	8,199,846
Eldorado Resorts, Inc.
6.00%	04/01/25		1,400,000	1,477,000
MGM Resorts International
8.63%	02/01/19		2,240,000	2,424,800
Rivers Pittsburgh Borrower LP/Rivers
Pittsburgh Finance Corp.
6.13%	08/15/21	[8]	2,720,000	2,754,000
Sugarhouse HSP Gaming Prop Mezz LP/
Sugarhouse HSP Gaming Finance Corp.
5.88%	05/15/25	[8]	4,936,000	4,861,960

				22,830,588

Health Care — 8.99%
Acadia Healthcare Co., Inc.
6.50%	03/01/24		1,453,000	1,567,424
Centene Corp.
4.75%	01/15/25		2,957,000	3,075,280

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 34

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
CHS/Community Health Systems, Inc.
5.13%	08/01/21		$690,000	$683,100
6.25%	03/31/23		2,225,000	2,194,406
DaVita, Inc.
5.13%	07/15/24		5,373,000	5,396,507
Eagle Holding Co. II LLC (PIK)
7.63%	05/15/22	[8,9]	1,355,000	1,409,200
Endo Ltd./Endo Finance LLC/
Endo Finco, Inc. (Ireland)
6.00%	02/01/25	[3,8]	800,000	651,000
HCA, Inc.
3.75%	03/15/19		3,300,000	3,378,540
4.75%	05/01/23		3,814,000	4,038,073
6.50%	02/15/20		8,734,000	9,520,060
HealthSouth Corp.
5.75%	11/01/24		2,355,000	2,421,234
Hill-Rom Holdings, Inc.
5.75%	09/01/23	[8]	946,000	1,003,943
Hologic, Inc.
5.25%	07/15/22	[8]	1,000,000	1,053,750
inVentiv Group Holdings, Inc./inVentiv Health Inc./inVentiv Health Clinical Inc.
7.50%	10/01/24	[8]	1,087,000	1,209,287
Molina Healthcare, Inc.
4.88%	06/15/25	[8]	400,000	396,000
5.38%	11/15/22		4,423,000	4,599,920
MPH Acquisition Holdings LLC
7.13%	06/01/24	[8]	585,000	630,337
Teleflex, Inc.
4.88%	06/01/26		471,000	490,429
Tenet Healthcare Corp.
4.50%	04/01/21		2,973,000	3,039,893
4.75%	06/01/20		2,223,000	2,294,358
7.50%	01/01/22	[8]	2,173,000	2,306,096
Valeant Pharmaceuticals International, Inc.
(Canada)
5.50%	03/01/23	[3,8]	2,500,000	2,200,000
5.63%	12/01/21	[3,8]	1,250,000	1,171,875
5.88%	05/15/23	[3,8]	3,174,000	2,812,958
6.13%	04/15/25	[3,8]	8,655,000	7,616,400
WellCare Health Plans, Inc.
5.25%	04/01/25		2,604,000	2,747,220

				67,907,290

Industrials — 6.69%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)
4.25%	09/15/22	[3,8]	4,301,000	4,435,621
4.63%	05/15/23	[3,8]	4,030,000	4,129,541

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
Ball Corp.
4.00%	11/15/23		$3,400,000	$3,497,750
4.38%	12/15/20		1,000,000	1,047,500
Berry Global, Inc.
5.13%	07/15/23		787,000	826,389
Clean Harbors, Inc.
5.13%	06/01/21		7,783,000	7,926,207
Covanta Holding Corp.
5.88%	07/01/25		607,000	598,654
Coveris Holdings SA (Luxembourg)
7.88%	11/01/19	[3,8]	1,050,000	1,039,500
Crown Americas LLC/Crown Americas Capital Corp. V
4.25%	09/30/26		3,803,000	3,850,537
Graphic Packaging International, Inc.
4.88%	11/15/22		4,800,000	5,124,000
KLX, Inc.
5.88%	12/01/22	[8]	1,449,000	1,521,740
Multi-Color Corp.
4.88%	11/01/25	[8]	4,375,000	4,433,844
Sealed Air Corp.
4.88%	12/01/22	[8]	5,443,000	5,803,599
5.25%	04/01/23	[8]	1,632,000	1,766,640
Silgan Holdings, Inc.
4.75%	03/15/25	[8]	1,188,000	1,229,580
5.00%	04/01/20		357,000	363,694
Standard Industries, Inc.
5.13%	02/15/21	[8]	395,000	407,838
Tennant Co.
5.63%	05/01/25	[8]	1,528,000	1,586,255
TriMas Corp.
4.88%	10/15/25	[8]	930,000	939,300

				50,528,189

Information Technology — 3.53%
CDK Global, Inc.
5.00%	10/15/24		290,000	312,475
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.
5.75%	03/01/25	[8]	3,677,000	3,752,838
Dell, Inc.
5.65%	04/15/18		4,165,000	4,237,887
EMC Corp.
1.88%	06/01/18		4,635,000	4,630,365
MSCI, Inc.
4.75%	08/01/26	[8]	150,000	158,063
NXP BV/NXP Funding LLC (Netherlands)
3.88%	09/01/22	[3,8]	2,500,000	2,591,887
4.13%	06/01/21	[3,8]	4,475,000	4,693,156

See accompanying notes to Schedule of Portfolio Investments.

35 / Semi-Annual Report September 2017

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Information Technology (continued)
Quintiles IMS, Inc.
4.88%	05/15/23	[8]	$5,760,000	$6,019,200
Zayo Group LLC/Zayo Capital, Inc.
5.75%	01/15/27	[8]	234,000	248,625

				26,644,496

Materials — 1.35%
Axalta Coating Systems LLC
4.88%	08/15/24	[8]	3,650,000	3,818,813
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding, Inc./Kissner USA
(Canada)
8.38%	12/01/22	[3,8]	1,420,000	1,455,500
Valvoline, Inc.
4.38%	08/15/25	[8]	3,540,000	3,610,800
5.50%	07/15/24	[8]	1,233,000	1,321,622

				10,206,735

Real Estate Investment Trust (REIT) — 1.39%
DuPont Fabros Technology LP
5.63%	06/15/23		450,000	480,240
Equinix, Inc.
5.38%	05/15/27		120,000	130,200
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc.
5.63%	05/01/24		300,000	326,574
SBA Communications Corp.
4.00%	10/01/22	[8]	9,350,000	9,443,500
4.88%	09/01/24		149,000	154,029

				10,534,543

Retail — 1.75%
BC ULC/New Red Finance, Inc. (Canada)
4.25%	05/15/24	[3,8]	2,262,000	2,275,572
Cumberland Farms, Inc.
6.75%	05/01/25	[8]	3,557,000	3,783,759
Dollar Tree, Inc.
5.25%	03/01/20		475,000	490,437
5.75%	03/01/23		510,000	539,963
Lithia Motors, Inc.
5.25%	08/01/25	[8]	927,000	965,239
Penske Automotive Group, Inc.
3.75%	08/15/20		3,725,000	3,804,156
PetSmart, Inc.
5.88%	06/01/25	[8]	940,000	824,850
Yum! Brands, Inc.
6.25%	03/15/18		540,000	550,800

				13,234,776

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Services — 1.51%
Gartner, Inc.
5.13%	04/01/25	[8]	$160,000	$169,200
IHS Markit Ltd. (United Kingdom)
5.00%	11/01/22	[3,8]	262,000	283,615
KAR Auction Services, Inc.
5.13%	06/01/25	[8]	914,000	952,845
Ritchie Bros Auctioneers, Inc. (Canada)
5.38%	01/15/25	[3,8]	1,811,000	1,919,660
Service Corp. International/U.S.
4.50%	11/15/20		2,980,000	3,024,700
5.38%	01/15/22		3,580,000	3,691,875
United Rentals North America, Inc.
4.63%	07/15/23		1,295,000	1,356,513

				11,398,408

Transportation — 2.69%
American Airlines Pass-Through Trust,
Series 2013-1, Class B
5.63%	01/15/21	[8]	4,513,922	4,741,848
Continental Airlines Pass-Through Trust,
Series 2007, Class 1B
6.90%	04/19/22		2,018,795	2,139,923
Delta Air Lines Pass-Through Trust,
Series 2002-1, Class G1
6.72%	01/02/23		8,033,981	9,010,615
U.S. Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23		1,531,615	1,718,603
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		2,401,790	2,706,090

				20,317,079

Total Corporates
(Cost $557,084,884)				569,554,966

MORTGAGE-BACKED — 0.04%**
Non-Agency Mortgage-Backed — 0.04%
Countrywide Asset-Backed Certificates,
Series 2007-13, Class 2A1
(LIBOR USD 1-Month plus 0.90%)
2.14%	10/25/47	[2]	283,171	267,888

Total Mortgage-Backed
(Cost $210,010)				267,888

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 36

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
U.S. TREASURY SECURITIES — 2.54%
U.S. Treasury Notes — 2.54%
U.S. Treasury Notes (WI)
1.88%	09/30/22	$19,230,000	$19,184,201

Total U.S. Treasury Securities
(Cost $19,195,635)
Total Bonds – 87.52%
(Cost $651,619,780)			661,219,610

Issues		Shares	Value
COMMON STOCK — 1.58%
Electric — 1.35%
Homer City Holdings LLC[4,5,8]		502,908	10,183,887

Energy — 0.15%
Drillship Kithira Owners, Inc.
(Cayman Islands)[3,6]		40,752	968,675
Sabine Oil & Gas
Holdings, Inc.[4,5,6,8]		3,520	156,640

			1,125,315

Materials — 0.00%
Warrior Met Coal, Inc.		1,296	30,547

Secured Assets — 0.08%
Entegra TC LLC[4,5,10]		28,545	570,900

Total Common Stock
(Cost $32,209,759)			11,910,649

Issues		Shares	Value
WARRANT — 0.01%
Energy — 0.01%
Sabine Oil & Gas Holdings, Inc. Warrant Tranche 1[4,5,6,8]		11,165	75,364
Sabine Oil & Gas Holdings, Inc. Warrant Tranche 2[4,5,6]		1,988	11,431

			86,795

Total Warrant
(Cost $2,595,507)

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 13.84%
Foreign Government Obligations — 1.49%
Japan Treasury Discount Bill, Series 711
(Japan)
0.00%[11]	01/10/18	[3]	$1,270,000,000	$11,286,477

Money Market Funds — 3.44%
Dreyfus Government Cash Management Fund
0.92%[12]			26,015,000	26,015,000

U.S. Treasury Bills — 8.91%
U.S. Treasury Bills
0.95%[11]	01/18/18		5,000,000	4,984,925
0.99%[11]	02/01/18		22,000,000	21,920,971
1.00%[11]	01/04/18		4,500,000	4,487,923
1.02%[11]	02/08/18		9,000,000	8,965,331
1.09%[11]	01/11/18		27,000,000	26,924,243

				67,283,393

Total Short-Term Investments
(Cost $104,563,173)				104,584,870

Total Investments – 102.95%
(Cost $790,988,219)[1]				777,801,924

Liabilities in Excess of Other
Assets – (2.95)%				(22,268,679)

Net Assets – 100.00%				$755,533,245

Notes:

[1]	Cost for federal income tax purposes is $792,692,316 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$14,927,066
Gross unrealized (depreciation)	(30,273,887)

Net unrealized (depreciation)	$(15,346,821)

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2017.
[3]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $18,954,785, which is 2.51% of total net assets.
[6]	Non-income producing security.
[7]	Security is currently in default with regard to scheduled interest or principal payments.
[8]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[9]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 7.63% cash or 8.38% payment-in-kind interest.
[10]	All or a portion of this security is owned by Metropolitan West HY Sub I LLC, a consolidated subsidiary.
[11]	Represents annualized yield at date of purchase.
[12]	Represents the current yield as of September 30, 2017.

See accompanying notes to Schedule of Portfolio Investments.

37 / Semi-Annual Report September 2017

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(PIK): Payment In Kind

(USD): U.S. dollar

(WI): When issued

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 11,322,807	JPY 1,270,000,000	Goldman Sachs International	01/10/18	$(20,892)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Expiration Date	Notional Amount[a]	Value	Premiums Paid	Unrealized (Depreciation)
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES OTC
Alcoa, Inc., 5.72%, due 02/23/19	1.00%	3 Months	Goldman Sachs International	03/20/19	$9,750,000	$(114,926)	$95,752	$(210,678)
Alcoa, Inc., 5.72%, due 02/23/19	1.00%	3 Months	Morgan Stanley Capital Services LLC	03/20/19	5,000,000	(58,936)	59,987	(118,923)
Teck Resources Ltd., 3.15%, due 01/15/17	1.00%	3 Months	Morgan Stanley Capital Services LLC	03/20/19	5,000,000	(52,961)	52,975	(105,936)

TOTAL						$(226,823)	$208,714	$(435,537)

[a]	The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 38

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 92.93%
ASSET-BACKED SECURITIES — 6.20%**
Academic Loan Funding Trust, Series 2012-1A, Class A2
(LIBOR USD 1-Month plus 1.10%)
2.34%	12/27/44	[2,3]	$950,000	$949,395
Bayview Commercial Asset Trust, Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.37%)
1.61%	01/25/35	[2,3]	624,422	604,113
Brazos Higher Education Authority, Inc., Series 2005-3, Class A16
(LIBOR USD 3-Month plus 0.20%)
1.53%	06/25/26	[2]	265,604	262,397
Brazos Higher Education Authority, Inc., Series 2010-1, Class A2
(LIBOR USD 3-Month plus 1.20%)
2.52%	02/25/35	[2]	650,000	664,732
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3
(LIBOR USD 3-Month plus 1.00%)
2.31%	10/27/36	[2]	930,000	936,016
CIT Education Loan Trust, Series 2007-1, Class A
(LIBOR USD 3-Month plus 0.09%)
1.42%	03/25/42	[2,3]	337,667	317,767
Dryden 37 Senior Loan Fund, Series 2015-37A, Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.50%)
2.80%	04/15/27	[2,3,4]	1,315,000	1,317,266
Educational Funding of the South, Inc., Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.65%)
1.96%	04/25/35	[2]	428,500	427,966
GCO Education Loan Funding Trust, Series 2006-2AR, Class A1RN
(LIBOR USD 1-Month plus 0.65%)
1.89%	08/27/46	[2,3]	872,187	847,009
GE Business Loan Trust, Series 2005-1A, Class A3
(LIBOR USD 1-Month plus 0.25%)
1.48%	06/15/33	[2,3]	235,834	231,269
Global SC Finance II SRL, Series 2014-1A, Class A2 (Barbados)
3.09%	07/17/29	[3,4]	1,144,583	1,123,007
Higher Education Funding, Series 2014-1, Class A
(LIBOR USD 3-Month plus 1.05%)
2.37%	05/25/34	[2,3]	1,190,952	1,187,471
J.G. Wentworth XXX LLC, Series 2013-3A, Class A
4.08%	01/17/73	[3]	519,842	532,457

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
J.G. Wentworth XXXII LLC, Series 2014-2A, Class A
3.61%	01/17/73	[3]	$963,468	$947,992
Magnetite XI CLO Ltd., Series 2014-11A, Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.12%)
2.42%	01/18/27	[2,3,4]	2,400,000	2,405,878
Magnetite XII CLO Ltd., Series 2015-12A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.33%)
2.63%	04/15/27	[2,3,4]	2,390,000	2,408,508
Navient Student Loan Trust, Series 2014-1, Class A3
(LIBOR USD 1-Month plus 0.51%)
1.74%	06/25/31	[2]	2,765,000	2,757,225
Navient Student Loan Trust, Series 2014-2, Class A
(LIBOR USD 1-Month plus 0.64%)
1.87%	03/25/83	[2]	2,163,081	2,149,479
Navient Student Loan Trust, Series 2014-3, Class A
(LIBOR USD 1-Month plus 0.62%)
1.85%	03/25/83	[2]	2,192,275	2,165,092
Navient Student Loan Trust, Series 2014-4, Class A
(LIBOR USD 1-Month plus 0.62%)
1.86%	03/25/83	[2]	2,054,794	2,029,060
Navient Student Loan Trust, Series 2014-8, Class A3
(LIBOR USD 1-Month plus 0.60%)
1.84%	05/27/49	[2]	4,710,000	4,694,948
Navient Student Loan Trust, Series 2016-2, Class A3
(LIBOR USD 1-Month plus 1.50%)
2.74%	06/25/65	[2,3]	1,640,000	1,690,929
Navient Student Loan Trust, Series 2017-3A, Class A3
(LIBOR USD 1-Month plus 1.05%)
2.29%	07/26/66	[2,3]	3,000,000	3,029,662
Nelnet Student Loan Trust, Series 2011-1A, Class A
(LIBOR USD 1-Month plus 0.85%)
2.08%	02/25/48	[2,3]	1,364,871	1,371,774
Nelnet Student Loan Trust, Series 2014-4A, Class A2
(LIBOR USD 1-Month plus 0.95%)
2.19%	11/25/48	[2,3]	1,370,000	1,344,425
Nelnet Student Loan Trust, Series 2015-2A, Class A2
(LIBOR USD 1-Month plus 0.60%)
1.84%	09/25/47	[2,3]	4,004,772	3,976,851

See accompanying notes to Schedule of Portfolio Investments.

39 / Semi-Annual Report September 2017

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLC Student Loan Trust I, Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
2.66%	07/01/42	[2,3]	$650,000	$515,827
SLC Student Loan Trust, Series 2004-1, Class B
(LIBOR USD 3-Month plus 0.29%)
1.61%	08/15/31	[2]	200,664	183,594
SLC Student Loan Trust, Series 2008-1, Class A4A
(LIBOR USD 3-Month plus 1.60%)
2.92%	12/15/32	[2]	479,487	492,098
SLM Student Loan Trust I, Series 2003-10A, Class A3
(LIBOR USD 3-Month plus 0.55%)
1.79%	12/15/27	[2,3]	2,388,937	2,389,148
SLM Student Loan Trust, Series 2004-2, Class B
(LIBOR USD 3-Month plus 0.47%)
1.78%	07/25/39	[2]	236,729	219,970
SLM Student Loan Trust, Series 2004-3A, Class A6A
(LIBOR USD 3-Month plus 0.55%)
1.86%	10/25/64	[2,3]	2,900,000	2,843,549
SLM Student Loan Trust, Series 2004-8, Class B
(LIBOR USD 3-Month plus 0.46%)
1.77%	01/25/40	[2]	233,259	218,237
SLM Student Loan Trust, Series 2006-2, Class A6
(LIBOR USD 3-Month plus 0.17%)
1.48%	01/25/41	[2]	925,000	894,858
SLM Student Loan Trust, Series 2006-8, Class A6
(LIBOR USD 3-Month plus 0.16%)
1.47%	01/25/41	[2]	925,000	873,882
SLM Student Loan Trust, Series 2007-6, Class A4
(LIBOR USD 3-Month plus 0.38%)
1.69%	10/25/24	[2]	3,479,982	3,484,857
SLM Student Loan Trust, Series 2007-6, Class B
(LIBOR USD 3-Month plus 0.85%)
2.16%	04/27/43	[2]	113,914	107,863
SLM Student Loan Trust, Series 2008-2, Class B
(LIBOR USD 3-Month plus 1.20%)
2.51%	01/25/83	[2]	160,000	151,294
SLM Student Loan Trust, Series 2008-3, Class B
(LIBOR USD 3-Month plus 1.20%)
2.51%	04/26/83	[2]	160,000	150,824

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-4, Class B
(LIBOR USD 3-Month plus 1.85%)
3.16%	04/25/73	[2]	$160,000	$156,684
SLM Student Loan Trust, Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)
3.16%	07/25/73	[2]	2,210,000	2,215,185
SLM Student Loan Trust, Series 2008-6, Class A3
(LIBOR USD 3-Month plus 0.75%)
2.06%	01/25/19	[2]	633,777	633,866
SLM Student Loan Trust, Series 2008-6, Class B
(LIBOR USD 3-Month plus 1.85%)
3.16%	07/26/83	[2]	160,000	157,488
SLM Student Loan Trust, Series 2008-7, Class B
(LIBOR USD 3-Month plus 1.85%)
3.16%	07/26/83	[2]	160,000	158,984
SLM Student Loan Trust, Series 2008-8, Class B
(LIBOR USD 3-Month plus 2.25%)
3.56%	10/25/75	[2]	160,000	160,691
SLM Student Loan Trust, Series 2008-9, Class B
(LIBOR USD 3-Month plus 2.25%)
3.56%	10/25/83	[2]	2,160,000	2,192,710
SLM Student Loan Trust, Series 2009-3, Class A
(LIBOR USD 1-Month plus 0.75%)
1.99%	01/25/45	[2,3]	4,397,310	4,368,341
SLM Student Loan Trust, Series 2011-2, Class A2
(LIBOR USD 1-Month plus 1.20%)
2.44%	10/25/34	[2]	500,000	518,250
SLM Student Loan Trust, Series 2012-3, Class A
(LIBOR USD 1-Month plus 0.65%)
1.89%	12/27/38	[2]	1,618,020	1,631,951
SLM Student Loan Trust, Series 2012-7, Class A3
(LIBOR USD 1-Month plus 0.65%)
1.89%	05/26/26	[2]	800,000	792,861
SLM Student Loan Trust, Series 2013-4, Class A
(LIBOR USD 1-Month plus 0.55%)
1.79%	06/25/43	[2]	423,215	426,546
Structured Receivables Finance 2 LLC, Series 2000, Class A
4.71%	04/15/48	[3]	24,223	24,277

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 40

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Structured Receivables Finance LLC, Series 2010-A, Class B
7.61%	01/16/46	3,†	$615,457	$689,497
Voya CLO Ltd., Series 2014-4A, Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
2.25%	10/14/26	[2,3,4]	2,500,000	2,503,218

Total Asset-Backed Securities
(Cost $69,330,568)				69,529,238

BANK LOANS — 0.51%*
Consumer Discretionary — 0.04%
Reynolds Group Holdings, Inc., Term Loan B, 1st Lien
4.24% (LIBOR plus 2.75%)	02/06/23	[2]	445,508	447,694

Electric — 0.01%
Vistra Operations Co. LLC, Term Loan B, 1st Lien
3.98% (LIBOR plus 2.75%)	08/04/23	[2]	121,960	122,354
Vistra Operations Co. LLC, Term Loan C, 1st Lien
3.98% (LIBOR plus 2.75%)	08/04/23	[2]	28,026	28,116

				150,470

Finance — 0.18%
Delos Finance SARL, Term Loan B, 1st Lien
3.33% (LIBOR plus 2.00%)	10/06/23	[2]	1,980,136	1,995,294

Industrials — 0.27%
Tyco International Holdings SARL, Term Loan, 1st Lien
2.98% (LIBOR plus 1.75%)	09/10/19	[2,5,6]	2,960,000	2,958,461

Services — 0.01%
AABS Ltd., Term Loan, Series 2013-1, Class A (STEP) (Bermuda)
4.88%	01/15/38	4,†	149,728	152,341

Total Bank Loans
(Cost $5,681,845)				5,704,260

CORPORATES — 35.92%*
Automotive — 0.13%
General Motors Co.
4.88%	10/02/23		1,330,000	1,440,334

Banking — 6.04%
Bank of America Corp.
2.00%	01/11/18		2,000,000	2,002,345
3.09%	10/01/25	[7]	2,815,000	2,815,979
3.71%	04/24/28	[7]	950,000	964,036
5.75%	12/01/17		2,880,000	2,899,926
6.50%	07/15/18		2,000,000	2,073,246
Bank of America Corp. (GMTN)
2.37%	07/21/21	[7]	2,510,000	2,511,295

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
3.59%	07/21/28	[7]	$685,000	$688,443
Bank of America Corp. (MTN)
4.13%	01/22/24		1,500,000	1,597,128
5.65%	05/01/18		1,110,000	1,135,047
6.88%	04/25/18		3,290,000	3,384,545
Bank of America Corp., Series L
2.60%	01/15/19		1,000,000	1,008,400
Bank of New York Mellon Corp. (MTN) (The)
2.50%	04/15/21		1,649,000	1,668,730
2.60%	02/07/22		995,000	1,006,154
Capital One Bank USA N.A. (BKNT)
2.15%	11/21/18		2,500,000	2,507,351
Discover Bank
2.00%	02/21/18		2,410,000	2,414,194
HBOS PLC (GMTN) (United Kingdom)
6.75%	05/21/18	[3,4]	2,915,000	2,998,920
JPMorgan Chase & Co.
2.55%	10/29/20		5,690,000	5,758,977
3.22%	03/01/25	[7]	3,070,000	3,121,446
6.00%	01/15/18		3,000,000	3,038,310
JPMorgan Chase Bank N.A. (BKNT)
6.00%	10/01/17		2,500,000	2,500,000
PNC Bank N.A. (BKNT)
1.70%	12/07/18		3,055,000	3,052,062
Santander UK Group Holdings PLC
(United Kingdom)
2.88%	10/16/20	[4]	1,300,000	1,314,189
UBS AG/Stamford CT (GMTN) (Switzerland)
(LIBOR USD 3-Month plus 0.70%)
2.03%	03/26/18	[2,4]	3,000,000	3,008,549
Wachovia Corp. (MTN)
5.75%	02/01/18		4,000,000	4,055,967
Wells Fargo & Co.
3.00%	04/22/26		1,000,000	979,882
3.00%	10/23/26		2,750,000	2,692,261
Wells Fargo & Co. (MTN)
3.58%	05/22/28	[7]	3,340,000	3,395,057
Wells Fargo Bank N.A. (BKNT) (MTN)
1.65%	01/22/18		3,135,000	3,137,107

				67,729,546

Communications — 2.00%
AT&T, Inc.
3.40%	05/15/25		2,500,000	2,471,574
3.80%	03/15/22		1,500,000	1,564,715
4.13%	02/17/26		2,350,000	2,415,452
5.50%	02/01/18		1,000,000	1,012,780

See accompanying notes to Schedule of Portfolio Investments.

41 / Semi-Annual Report September 2017

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital
4.46%	07/23/22		$2,795,000	$2,962,165
4.91%	07/23/25		1,000,000	1,070,959
Intelsat Jackson Holdings SA (Luxembourg)
9.75%	07/15/25	[3,4]	350,000	354,375
Level 3 Financing, Inc.
5.38%	01/15/24		153,000	157,399
Rogers Communications, Inc. (Canada)
6.80%	08/15/18	[4]	1,000,000	1,043,354
Sprint Communications, Inc.
9.00%	11/15/18	[3]	464,000	499,403
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
3.36%	09/20/21	[3]	1,800,000	1,827,090
Time Warner, Inc.
3.55%	06/01/24		1,250,000	1,269,989
T-Mobile USA, Inc.
6.63%	04/01/23		200,000	210,000
Verizon Communications, Inc.
2.95%	03/15/22		1,415,000	1,440,471
3.38%	02/15/25	[3]	620,000	623,164
3.50%	11/01/24		2,318,000	2,353,204
5.15%	09/15/23		1,000,000	1,123,722

				22,399,816

Consumer Discretionary — 0.93%
Anheuser-Busch InBev Finance, Inc.
3.65%	02/01/26		2,450,000	2,540,603
Anheuser-Busch North American Holding Corp.
2.20%	08/01/18	[3]	2,000,000	2,009,491
BAT International Finance PLC
(United Kingdom)
1.85%	06/15/18	[3,4]	2,750,000	2,751,242
First Quality Finance Co., Inc.
4.63%	05/15/21	[3]	228,000	230,850
GLP Capital LP/GLP Financing II, Inc.
5.38%	04/15/26		348,000	380,625
Reckitt Benckiser Treasury Services PLC
(United Kingdom)
2.75%	06/26/24	[3,4]	2,500,000	2,484,220

				10,397,031

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Products — 0.10%
BAT Capital Corp.
2.76%	08/15/22	[3]	$1,125,000	$1,132,582

Electric — 2.60%
AEP Texas Central Co.
3.85%	10/01/25	[3]	1,800,000	1,863,760
Black Hills Corp.
2.50%	01/11/19		2,510,000	2,521,927
Duquesne Light Holdings, Inc.
5.90%	12/01/21	[3]	625,000	702,918
6.40%	09/15/20	[3]	2,363,000	2,628,568
Entergy Corp.
4.00%	07/15/22		1,500,000	1,585,335
Entergy Mississippi, Inc.
3.10%	07/01/23		2,250,000	2,312,702
FirstEnergy Corp., Series B
3.90%	07/15/27		985,000	1,002,289
Jersey Central Power & Light Co.
4.80%	06/15/18		2,025,000	2,062,350
Kansas City Power & Light Co.
3.65%	08/15/25		1,000,000	1,022,555
KCP&L Greater Missouri Operations Co.
8.27%	11/15/21		2,275,000	2,605,391
Metropolitan Edison Co.
7.70%	01/15/19		500,000	533,895
Oncor Electric Delivery Co. LLC
4.10%	06/01/22		1,500,000	1,602,578
6.80%	09/01/18		900,000	940,434
Public Service Co. of New Mexico
3.85%	08/01/25		1,800,000	1,865,046
7.95%	05/15/18		475,000	492,509
Southwestern Electric Power Co.
3.55%	02/15/22		1,500,000	1,554,504
6.45%	01/15/19		1,109,000	1,166,524
Texas-New Mexico Power Co.
9.50%	04/01/19	[3]	1,800,000	1,989,493
Tucson Electric Power Co.
3.85%	03/15/23		700,000	715,731

				29,168,509

Energy — 2.65%
Boardwalk Pipelines LP
5.20%	06/01/18		1,000,000	1,019,514
Brooklyn Union Gas Co. (The)
3.41%	03/10/26	[3]	4,000,000	4,081,114
Canadian Natural Resources Ltd. (Canada)
3.85%	06/01/27	[4]	445,000	450,761
Cheniere Corpus Christi Holdings LLC
5.13%	06/30/27	[3]	211,000	217,857

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 42

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Columbia Pipeline Group, Inc.
2.45%	06/01/18		$3,135,000	$3,146,298
Diamondback Energy, Inc.
4.75%	11/01/24		342,000	350,995
Enbridge Energy Partners LP
5.88%	10/15/25		1,250,000	1,425,184
Energy Transfer LP/Regency Energy Finance Corp.
5.00%	10/01/22		300,000	324,937
Florida Gas Transmission Co. LLC
3.88%	07/15/22	[3]	1,000,000	1,045,725
7.90%	05/15/19	[3]	1,500,000	1,631,009
Noble Energy, Inc.
3.90%	11/15/24		600,000	616,221
Petroleos Mexicanos (Mexico)
2.00%	12/20/22	[4]	1,650,000	1,644,190
Plains All American Pipeline LP/PAA Finance Corp.
3.85%	10/15/23		300,000	301,234
4.65%	10/15/25		1,000,000	1,036,000
QEP Resources, Inc.
5.25%	05/01/23		119,000	116,323
5.38%	10/01/22		119,000	117,513
Ruby Pipeline LLC
6.00%	04/01/22	[3]	1,250,000	1,330,478
Spectra Energy Partners LP
2.95%	09/25/18		1,275,000	1,285,632
TC PipeLines LP
4.65%	06/15/21		2,575,000	2,721,292
Texas Eastern Transmission LP
2.80%	10/15/22	[3]	3,080,000	3,053,597
Williams Partners LP
3.35%	08/15/22		750,000	763,850
3.60%	03/15/22		2,967,000	3,068,523

				29,748,247

Finance — 8.43%
American Express Credit Corp. (MTN)
1.80%	07/31/18		2,395,000	2,397,795
2.20%	03/03/20		4,875,000	4,902,231
Bear Stearns Cos. LLC (The)
6.40%	10/02/17		4,500,000	4,500,000
7.25%	02/01/18		2,140,000	2,179,973
Citigroup, Inc.
1.70%	04/27/18		5,838,000	5,838,279
1.80%	02/05/18		4,563,000	4,563,411
2.05%	12/07/18		2,000,000	2,003,967
2.50%	09/26/18		2,000,000	2,013,263
6.13%	05/15/18		1,500,000	1,539,812

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
(LIBOR USD 3-Month plus 0.55%)
1.87%	08/25/36	[2]	$205,000	$171,059
(LIBOR USD 3-Month plus 1.70%)
3.02%	05/15/18	[2]	583,000	588,396
Durrah MSN 35603 (Cayman Islands)
1.68%	01/22/25	[4]	4,146,573	4,038,003
Ford Motor Credit Co. LLC
(LIBOR USD 3-Month plus 0.94%)
2.29%	01/09/18	[2]	4,000,000	4,007,546
General Electric Corp. (GMTN)
5.63%	05/01/18		730,000	747,406
Goldman Sachs Group, Inc. (GMTN) (The)
7.50%	02/15/19		550,000	590,899
Goldman Sachs Group, Inc. (MTN) (The)
3.85%	07/08/24		2,775,000	2,888,337
(LIBOR USD 3-Month plus 0.80%)
2.12%	12/15/17	[2]	1,000,000	1,001,318
Goldman Sachs Group, Inc. (The)
2.75%	09/15/20		1,635,000	1,657,263
3.27%	09/29/25	[7]	1,695,000	1,700,050
3.69%	06/05/28	[7]	1,220,000	1,234,500
5.95%	01/18/18		6,160,000	6,238,557
6.15%	04/01/18		4,485,000	4,583,558
International Lease Finance Corp.
7.13%	09/01/18	[3]	1,850,000	1,938,069
Morgan Stanley
(LIBOR USD 3-Month plus 0.93%)
2.24%	07/22/22	[2]	1,845,000	1,853,003
Morgan Stanley (GMTN)
6.63%	04/01/18		6,250,000	6,403,535
Morgan Stanley (MTN)
5.95%	12/28/17		1,000,000	1,010,237
Morgan Stanley, Series 3NC2
(LIBOR USD 3-Month plus 0.80%)
2.11%	02/14/20	[2]	5,000,000	5,026,458
Protective Life Global Funding
1.72%	04/15/19	[3]	1,800,000	1,794,386
2.70%	11/25/20	[3]	3,115,000	3,137,040
Raymond James Financial, Inc.
5.63%	04/01/24		2,500,000	2,838,147
Safina Ltd. (Cayman Islands)
2.00%	12/30/23	[4]	7,548,716	7,487,194
Sandalwood 2013 LLC
2.90%	07/10/25		2,334,604	2,385,615
SL Green Realty Corp.
5.00%	08/15/18		1,200,000	1,223,607

				94,482,914

See accompanying notes to Schedule of Portfolio Investments.

43 / Semi-Annual Report September 2017

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Food — 0.79%
Kraft Heinz Foods Co.
3.00%	06/01/26		$1,000,000	$959,698
3.95%	07/15/25		1,950,000	2,011,689
6.13%	08/23/18		2,000,000	2,073,472
Mondelez International Holdings Netherlands BV (Netherlands)
1.63%	10/28/19	[3,4]	3,850,000	3,820,913

				8,865,772

Health Care — 5.32%
Abbott Laboratories
3.75%	11/30/26		3,070,000	3,158,381
AbbVie, Inc.
3.60%	05/14/25		1,742,000	1,808,981
Actavis Funding SCS (Luxembourg)
2.35%	03/12/18	[4]	2,906,000	2,914,785
3.45%	03/15/22	[4]	440,000	456,695
Aetna, Inc.
1.50%	11/15/17		1,000,000	999,907
1.70%	06/07/18		3,185,000	3,187,606
Amgen, Inc.
3.63%	05/15/22		3,000,000	3,128,550
Anthem, Inc.
2.30%	07/15/18		1,545,000	1,551,985
3.13%	05/15/22		2,500,000	2,555,743
AstraZeneca PLC (United Kingdom)
3.13%	06/12/27	[4]	1,000,000	986,257
3.38%	11/16/25	[4]	2,200,000	2,236,523
Baxalta, Inc.
2.00%	06/22/18		1,405,000	1,410,262
2.88%	06/23/20		1,400,000	1,421,815
Baylor Scott & White Holdings
2.65%	11/15/26		2,315,000	2,231,698
Biogen, Inc.
3.63%	09/15/22		1,825,000	1,920,650
Catholic Health Initiatives
2.60%	08/01/18		1,000,000	1,007,077
Celgene Corp.
2.13%	08/15/18		2,950,000	2,963,679
Cigna Corp.
3.05%	10/15/27		1,650,000	1,631,442
DaVita, Inc.
5.00%	05/01/25		200,000	198,000
Eli Lilly & Co.
3.10%	05/15/27		550,000	554,091
Fresenius Medical Care U.S. Finance II, Inc.
5.63%	07/31/19	[3]	1,401,000	1,487,039
6.50%	09/15/18	[3]	1,000,000	1,042,724

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Gilead Sciences, Inc.
3.50%	02/01/25		$2,240,000	$2,334,939
HCA, Inc.
5.00%	03/15/24		750,000	800,625
6.50%	02/15/20		955,000	1,040,950
Humana, Inc.
3.95%	03/15/27		1,330,000	1,392,229
7.20%	06/15/18		611,000	633,559
Kaiser Foundation Hospitals
3.15%	05/01/27		3,435,000	3,461,671
Molina Healthcare, Inc.
5.38%	11/15/22		330,000	343,200
Providence Health & Services Obligated Group
(1.00 X LIBOR USD 3-Month plus 0.95%)
2.25%	10/01/17	[2]	1,975,000	1,974,993
RWJ Barnabas Health, Inc.
2.95%	07/01/26		4,385,000	4,200,732
Shire Acquisitions Investments Ireland DAC (Ireland)
1.90%	09/23/19	[4]	500,000	499,252
Tenet Healthcare Corp.
4.38%	10/01/21		100,000	101,625
4.50%	04/01/21		514,000	525,565
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)
1.40%	07/20/18	[4]	2,000,000	1,986,253
Valeant Pharmaceuticals International, Inc. (Canada)
5.88%	05/15/23	[3,4]	1,600,000	1,418,000
6.13%	04/15/25	[3,4]	150,000	132,000

				59,699,483

Industrials — 1.07%
Amcor Finance USA, Inc.
3.63%	04/28/26	[3]	2,500,000	2,476,970
Clean Harbors, Inc.
5.13%	06/01/21		380,000	386,992
L3 Technologies, Inc.
5.20%	10/15/19		716,000	761,518
Northrop Grumman Corp.
3.20%	02/01/27		1,545,000	1,557,654
Siemens Financieringsmaatschappij NV (Netherlands)
2.00%	09/15/23	[3,4]	2,000,000	1,934,268
2.35%	10/15/26	[3,4]	500,000	470,595
Sydney Airport Finance Co. Pty Ltd. (Australia)
3.38%	04/30/25	[3,4]	525,000	525,894

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 44

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
United Technologies Corp. (STEP)
1.78%	05/04/18		$3,850,000	$3,852,396

				11,966,287

Information Technology — 0.61%
Amazon.com, Inc.
2.80%	08/22/24	[3]	1,690,000	1,699,074
CDK Global, Inc.
5.00%	10/15/24		195,000	210,113
Microsoft Corp.
2.88%	02/06/24		2,300,000	2,348,016
Oracle Corp.
2.40%	09/15/23		2,565,000	2,548,892

				6,806,095

Insurance — 1.43%
Jackson National Life Global Funding
1.88%	10/15/18	[3]	2,000,000	2,002,367
Metropolitan Life Global Funding I
1.55%	09/13/19	[3]	3,000,000	2,981,679
Nationwide Mutual Insurance Co.
(LIBOR USD 3-Month plus 2.29%)
3.61%	12/15/24	[2,3]	1,552,000	1,553,940
New York Life Global Funding
1.55%	11/02/18	[3]	2,000,000	1,995,808
2.00%	04/13/21	[3]	2,000,000	1,987,845
Pricoa Global Funding I
2.55%	11/24/20	[3]	2,495,000	2,519,495
Principal Life Global Funding II
2.63%	11/19/20	[3]	3,000,000	3,032,465

				16,073,599

Materials — 0.05%
Axalta Coating Systems LLC
4.88%	08/15/24	[3]	250,000	261,563
Valvoline, Inc.
5.50%	07/15/24	[3]	330,000	353,719

				615,282

Real Estate Investment Trust (REIT) — 2.28%
Alexandria Real Estate Equities, Inc.
2.75%	01/15/20		1,500,000	1,515,682
3.90%	06/15/23		150,000	156,141
4.60%	04/01/22		2,000,000	2,143,255
American Campus Communities Operating Partnership LP
3.35%	10/01/20		3,000,000	3,072,321
Boston Properties LP
3.70%	11/15/18		2,000,000	2,031,685

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%	04/15/23		$300,000	$313,475
HCP, Inc.
4.00%	12/01/22		2,250,000	2,363,372
4.25%	11/15/23		1,895,000	2,007,636
Healthcare Trust of America Holdings LP
3.70%	04/15/23		1,440,000	1,477,274
Piedmont Operating Partnership LP
3.40%	06/01/23		1,900,000	1,884,035
Public Storage
2.37%	09/15/22		365,000	364,258
SBA Communications Corp.
4.88%	09/01/24		315,000	325,631
SL Green Realty Corp.
7.75%	03/15/20		650,000	724,526
Ventas Realty LP
3.25%	10/15/26		1,810,000	1,762,670
Ventas Realty LP/Ventas Capital Corp.
2.70%	04/01/20		1,025,000	1,035,275
4.00%	04/30/19		1,000,000	1,026,233
WEA Finance LLC/Westfield UK & Europe Finance PLC
2.70%	09/17/19	[3]	2,245,000	2,265,022
Welltower, Inc.
3.75%	03/15/23		1,000,000	1,042,132

				25,510,623

Retail — 0.41%
Alimentation Couche-Tard, Inc. (Canada)
3.55%	07/26/27	[3,4]	1,000,000	1,011,929
BC ULC/New Red Finance, Inc. (Canada)
4.25%	05/15/24	[3,4]	785,000	789,710
CVS Health Corp.
4.00%	12/05/23		2,600,000	2,767,301

				4,568,940

Services — 0.04%
IHS Markit Ltd. (United Kingdom)
5.00%	11/01/22	[3,4]	402,000	435,165

Transportation — 1.04%
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23		729,480	778,426
Continental Airlines Pass-Through Trust,
Series 1997, Class 4A
6.90%	01/02/18		3,115	3,137
Continental Airlines Pass-Through Trust, Series 1999-1, Class A
6.55%	02/02/19		359,432	372,911

See accompanying notes to Schedule of Portfolio Investments.

45 / Semi-Annual Report September 2017

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
Continental Airlines Pass-Through Trust, Series 1999-2, Class A
7.26%	03/15/20		$135,290	$143,326
Continental Airlines Pass-Through Trust, Series 2007, Class 1A
5.98%	04/19/22		2,484,698	2,742,486
Continental Airlines Pass-Through Trust, Series 2009, Class A2
7.25%	11/10/19		2,471,971	2,710,466
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G1
6.72%	01/02/23		878,304	985,074
Northwest Airlines Pass-Through Trust, Series 2001-1, Class A1
7.04%	04/01/22		1,318,193	1,515,922
U.S. Airways Pass-Through Trust, Series 2011-1, Class A
7.13%	10/22/23		923,913	1,069,543
U.S. Airways Pass-Through Trust, Series 2011-1, Class G
7.08%	03/20/21		274,450	293,628
U.S. Airways Pass-Through Trust, Series 2012, Class A
4.63%	06/03/25		369,132	395,528
U.S. Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24		600,448	676,522

				11,686,969

Total Corporates
(Cost $398,942,543)				402,727,194

MORTGAGE-BACKED — 15.78%**
Non-Agency Commercial Mortgage-Backed — 1.21%
225 Liberty Street Trust, Series 2016-225L, Class A
3.60%	02/10/36	[3]	1,225,000	1,271,138
Banc of America Merrill Lynch Commercial Mortgage Trust, Series 2012-PARK, Class A
2.96%	12/10/30	[3]	3,417,000	3,489,340
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class XA (IO)
1.98%	09/10/45	[3,5,6,7]	6,595,662	455,925
Commercial Mortgage Trust, Series 2013-300P, Class A1
4.35%	08/10/30	[3]	1,160,000	1,255,507
Commercial Mortgage Trust, Series 2014-277P, Class A
3.73%	08/10/49	[3,7]	1,265,000	1,322,412
Commercial Mortgage Trust, Series 2016-787S, Class A
3.55%	02/10/36	[3]	1,225,000	1,264,049

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-CNTR,
Class A2
4.31%	08/05/32	[3]	$1,090,000	$1,134,912
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A
3.35%	07/13/29	[3]	950,000	981,720
RBS Commercial Funding Trust, Series 2013-GSP, Class A
3.96%	01/13/32	[3,7]	1,170,000	1,229,914
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1
3.35%	11/15/43	[3]	1,196,717	1,217,108

				13,622,025

Non-Agency Mortgage-Backed — 5.21%
ACE Securities Corp. Home Equity Loan Trust, Series 2006-NC1, Class A1
(LIBOR USD 1-Month plus 0.22%)
1.46%	12/25/35	[2]	3,942,338	3,950,192
Ameriquest Mortgage Securities, Inc., Series 2004-R8, Class M1
(LIBOR USD 1-Month plus 0.96%)
2.20%	09/25/34	[2]	1,422,925	1,435,347
Ameriquest Mortgage Securities, Inc., Series 2005-R4, Class M1
(LIBOR USD 1-Month plus 0.43%)
1.67%	07/25/35	[2]	1,162,061	1,166,325
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE9, Class M1
(LIBOR USD 1-Month plus 0.98%)
2.21%	12/25/34	[2]	601,366	590,673
Banc of America Funding Trust, Series 2003-2, Class 1A1
6.50%	06/25/32		3,254	3,451
Banc of America Funding Trust, Series 2015-R2, Class 9A1
(LIBOR USD 1-Month plus 0.22%)
1.45%	03/27/36	[2,3]	1,828,675	1,783,347
Centex Home Equity Loan Trust, Series 2005-C, Class M1
(LIBOR USD 1-Month plus 0.65%)
1.88%	06/25/35	[2]	3,428,784	3,467,746
Chevy Chase Mortgage Funding Corp., Series 2005-2A, Class A1
(LIBOR USD 1-Month plus 0.18%)
1.42%	05/25/36	[2,3]	115,434	110,134
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
3.38%	02/25/34	[7]	10,766	10,674

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 46

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	08/01/32	[7]	$156,526	$164,218
Conseco Financial Corp., Series 1996-7, Class M1
7.70%	09/15/26	[7]	362,166	389,897
Conseco Financial Corp., Series 1997-3, Class A7
7.64%	03/15/28	[7]	25,729	26,124
Conseco Financial Corp., Series 1998-4, Class A5
6.18%	04/01/30		215,706	220,794
Conseco Financial Corp., Series 1998-6, Class A8
6.66%	06/01/30	[7]	389,800	414,511
Conseco Financial Corp., Series 2002-C, Class BF2
8.00%	06/15/32	[3,7]	168,811	180,284
CountryPlace Manufactured Housing Contract Trust, Series 2007-1, Class A4
5.85%	07/15/37	[3,7]	647,819	659,188
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-14, Class 4A1
3.18%	08/25/34	[7]	71,681	69,945
Credit Suisse Mortgage Trust, Series 2014-4R, Class 16A1
(LIBOR USD 1-Month plus 0.20%)
1.43%	02/27/36	[2,3]	731,984	725,162
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB3, Class AF1 (STEP)
3.38%	12/25/32		1,002,056	994,820
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB2, Class AF4 (STEP)
3.43%	12/25/36		564,819	452,007
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A1
(LIBOR USD 1-Month plus 0.06%)
1.30%	04/25/37	[2]	163,571	126,082
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A3
(LIBOR USD 1-Month plus 0.25%)
1.49%	04/25/37	[2]	1,943,646	1,526,076
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1
3.13%	09/25/34	[7]	303,756	300,971
GSAA Home Equity Trust, Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.28%)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
1.52%	08/25/35	[2]	$633,037	$631,340
Home Loan Trust, Series 2001-HI3, Class AI7 (STEP)
7.56%	07/25/26		32,522	32,808
HSBC Home Equity Loan Trust, Series 2007-3, Class APT
(LIBOR USD 1-Month plus 1.20%)
2.44%	11/20/36	[2]	49,665	49,734
HSI Asset Securitization Corp. Trust, Series 2006-OPT1, Class 1A
(LIBOR USD 1-Month plus 0.22%)
1.46%	12/25/35	[2]	2,222,870	2,226,530
IndyMac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A
(LIBOR USD 1-Month plus 0.80%)
2.04%	11/25/34	[2]	26,359	24,085
IndyMac Index Mortgage Loan Trust, Series 2007-AR11, Class 1A1
3.08%	06/25/37	[7]	1,055,339	914,397
IndyMac Manufactured Housing Contract, Series 1997-1, Class A3
6.61%	02/25/28		200,907	203,399
IndyMac Manufactured Housing Contract, Series 1997-1, Class A4
6.75%	02/25/28		53,483	54,295
IndyMac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28		135,402	142,935
JPMorgan Mortgage Trust, Series 2007-A3, Class 3A2
3.41%	05/25/37	[7]	319,699	315,779
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A4
5.27%	04/15/40		72,326	73,808
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A5
5.87%	04/15/40		41,558	42,309
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A6
6.47%	04/15/40	[7]	130,968	134,779
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 4A2
3.44%	01/25/34	[7]	108,054	106,156
MASTR Adjustable Rate Mortgages Trust, Series 2004-1, Class 2A1
3.75%	01/25/34	[7]	626	636
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
3.43%	10/25/32	[7]	1,374	1,392
MASTR Seasoned Securities Trust, Series 2005-1, Class 4A1
3.41%	10/25/32	[7]	13,430	13,553

See accompanying notes to Schedule of Portfolio Investments.

47 / Semi-Annual Report September 2017

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2C
(LIBOR USD 1-Month plus 0.18%)
1.42%	06/25/37	[2]	$563,294	$414,596
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2D
(LIBOR USD 1-Month plus 0.25%)
1.49%	06/25/37	[2]	1,040,953	799,391
Mid-State Trust XI, Series 2011, Class A1
4.86%	07/15/38		822,054	857,129
Mid-State Trust, Series 2004-1, Class A
6.01%	08/15/37		407,425	443,131
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		559,211	636,144
Mid-State Trust, Series 2004-1, Class M1
6.50%	08/15/37		399,436	425,102
Mid-State Trust, Series 2005-1, Class M2
7.08%	01/15/40		638,449	703,520
Morgan Stanley Capital I Trust, Series 2004-NC7, Class M2
(LIBOR USD 1-Month plus 0.93%)
2.17%	07/25/34	[2]	764,667	772,619
Morgan Stanley Capital I Trust, Series 2005-HE3, Class M3
(LIBOR USD 1-Month plus 0.80%)
2.03%	07/25/35	[2]	911,343	915,889
Morgan Stanley Capital I Trust, Series 2006-NC1, Class A4
(LIBOR USD 1-Month plus 0.30%)
1.54%	12/25/35	[2]	3,198,773	3,206,745
New Century Home Equity Loan Trust, Series 2005-D, Class A1
(LIBOR USD 1-Month plus 0.22%)
1.46%	02/25/36	[2]	5,425,837	5,361,744
New York Mortgage Trust, Series 2005-3, Class A1
(LIBOR USD 1-Month plus 0.48%)
1.72%	02/25/36	[2]	2,278,665	2,234,373
Park Place Securities, Inc., Series 2005-WCW1, Class M1
(LIBOR USD 1-Month plus 0.45%)
1.69%	09/25/35	[2]	1,272,318	1,277,668
Park Place Securities, Inc., Series 2005-WHG4, Class A2D
(LIBOR USD 1-Month plus 0.37%)
1.61%	09/25/35	[2]	381,896	381,760
Park Place Securities, Inc., Series 2005-WHQ2, Class M1
(LIBOR USD 1-Month plus 0.63%)
1.87%	05/25/35	[2]	457,531	459,061

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
RBSSP Resecuritization Trust, Series 2009-6, Class 11A4
(LIBOR USD 1-Month plus 0.42%)
1.65%	08/26/36	[2,3]	$642,328	$629,763
Residential Asset Mortgage Product Trust, Series 2003-SL1, Class A41
8.00%	04/25/31		25,555	28,274
Residential Asset Mortgage Products Trust, Series 2002-RS4, Class AI5 (STEP)
6.16%	08/25/32		2,220	2,244
Residential Asset Mortgage Products Trust, Series 2003-RS1, Class AI5 (STEP)
6.19%	02/25/33		15,354	15,524
Residential Asset Mortgage Products Trust, Series 2006-NC1, Class A3
(LIBOR USD 1-Month plus 0.30%)
1.54%	01/25/36	[2]	4,740,150	4,683,186
Residential Asset Securities Trust, Series 2004-IP2, Class 2A1
3.43%	12/25/34	[7]	30,039	30,230
Soundview Home Loan Trust, Series 2005-OPT4, Class 2A3
(LIBOR USD 1-Month plus 0.26%)
1.50%	12/25/35	[2]	562,320	563,416
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-15, Class A
3.38%	10/25/34	[7]	1,705,773	1,710,770
Structured Asset Mortgage Investments II Trust, Series 2005-AR1, Class A1
(LIBOR USD 1-Month plus 0.48%)
1.72%	04/19/35	[2]	1,180,680	1,140,839
Structured Asset Mortgage Investments II Trust, Series 2005-AR8, Class A2
(Federal Reserve US 12-Month Cumulative Average plus 1.48%)
2.08%	02/25/36	[2]	741,957	724,648
Structured Asset Mortgage Investments II Trust, Series 2006-AR3, Class 22A1
2.83%	05/25/36	[7]	2,817,553	1,945,660
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-WF2, Class A3
(LIBOR USD 1-Month plus 0.60%)
1.84%	05/25/35	[2]	495,549	497,057
UCFC Home Equity Loan, Series 1998-D, Class MF1
6.91%	04/15/30		32,810	34,068
WaMu Mortgage Pass-Through Certificates, Series 2002-AR18, Class A
3.04%	01/25/33	[7]	6,949	7,070
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A3
(LIBOR USD 1-Month plus 0.78%)

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 48

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
2.02%	10/25/45	[2]	$1,511,472	$1,563,671
Wells Fargo Home Equity Trust, Series 2005-1, Class M2
(LIBOR USD 1-Month plus 0.65%)
1.88%	04/25/35	[2]	2,160,923	2,168,652

				58,369,847

U.S. Agency Commercial
Mortgage-Backed — 0.88%
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF34, Class A
(LIBOR USD 1-Month plus 0.36%)
1.59%	08/25/24	[2]	2,255,000	2,260,591
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF02, Class A3
(LIBOR USD 1-Month plus 0.63%)
1.86%	07/25/20	[2]	757,910	759,854
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS03, Class A4
3.16%	05/25/25	[7]	6,070,000	6,272,906
Ginnie Mae, Series 2011-152, Class A
1.62%	07/16/33		259,560	259,151
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
(LIBOR USD 1-Month plus 0.53%)
1.76%	03/09/21	[2]	340,875	340,192

				9,892,694

U.S. Agency Mortgage-Backed — 8.48%
Fannie Mae Pool (TBA)
2.50%	10/01/32		2,825,000	2,844,422
3.00%	10/01/32		1,815,000	1,865,054
Fannie Mae Pool 253974
7.00%	08/01/31		2,705	2,966
Fannie Mae Pool 254232
6.50%	03/01/22		4,993	5,535
Fannie Mae Pool 467144
4.25%	01/01/21		3,188,050	3,382,220
Fannie Mae Pool 468159
4.26%	07/01/21		1,082,440	1,162,018
Fannie Mae Pool 468272
3.83%	07/01/21		2,858,517	3,023,811
Fannie Mae Pool 468552
3.89%	07/01/21		1,795,307	1,900,418
Fannie Mae Pool 527247
7.00%	09/01/26		34	37
Fannie Mae Pool 545191
7.00%	09/01/31		1,311	1,445

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 545646
7.00%	09/01/26		$32	$34
Fannie Mae Pool 549740
6.50%	10/01/27		9,897	10,974
Fannie Mae Pool 606108
7.00%	03/01/31		633	653
Fannie Mae Pool 630599
7.00%	05/01/32		6,372	7,314
Fannie Mae Pool 655928
7.00%	08/01/32		3,533	4,123
Fannie Mae Pool 735207
7.00%	04/01/34		1,794	2,052
Fannie Mae Pool 735646
4.50%	07/01/20		1,316	1,350
Fannie Mae Pool 735686
6.50%	12/01/22		11,473	12,716
Fannie Mae Pool 735861
6.50%	09/01/33		111,780	126,988
Fannie Mae Pool 764388
(LIBOR USD 6-Month plus 1.40%)
2.82%	03/01/34	[2]	29,385	31,025
Fannie Mae Pool 776708
5.00%	05/01/34		154,475	172,063
Fannie Mae Pool 817611
(LIBOR USD 6-Month plus 1.56%)
2.93%	11/01/35	[2]	15,355	16,344
Fannie Mae Pool 844773
(LIBOR USD 12-Month plus 1.61%)
3.16%	12/01/35	[2]	1,062	1,114
Fannie Mae Pool 889125
5.00%	12/01/21		63,368	65,064
Fannie Mae Pool 889184
5.50%	09/01/36		144,220	161,766
Fannie Mae Pool 890221
5.50%	12/01/33		218,374	243,199
Fannie Mae Pool 918445
(LIBOR USD 12-Month plus 1.65%)
3.47%	05/01/37	[2]	1,371	1,422
Fannie Mae Pool 939419
(LIBOR USD 12-Month plus 1.27%)
3.02%	05/01/37	[2]	53,729	56,999
Fannie Mae Pool AL0151
4.38%	04/01/21		3,416,329	3,647,382
Fannie Mae Pool AL0209
4.50%	05/01/41		514,936	565,041
Fannie Mae Pool AL2293
4.38%	06/01/21		5,442,249	5,819,885

See accompanying notes to Schedule of Portfolio Investments.

49 / Semi-Annual Report September 2017

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AL6829
2.96%	05/01/27		$3,955,632	$3,998,650
Fannie Mae Pool AM7009
2.95%	11/01/24		2,540,721	2,611,690
Fannie Mae Pool AM7150
3.05%	11/01/24		1,763,535	1,823,516
Fannie Mae Pool AM7357
3.38%	12/01/29		2,375,000	2,456,732
Fannie Mae Pool AN0556
3.46%	12/01/30		2,450,065	2,551,961
Fannie Mae Pool AN0854
3.28%	02/01/28		2,465,000	2,551,489
Fannie Mae Pool AN2840
2.49%	09/01/28		2,545,000	2,451,055
Fannie Mae Pool AN5049
3.13%	04/01/29		2,321,429	2,371,263
Fannie Mae Pool BC1158
3.50%	02/01/46		1,346,956	1,389,566
Fannie Mae Pool BM1765
4.50%	10/01/47		10,745,000	11,553,393
Fannie Mae Pool FN0001
3.76%	12/01/20		2,495,107	2,607,641
Fannie Mae Pool FN0007
3.46%	11/01/20		1,390,000	1,444,495
Fannie Mae Pool MA1561
3.00%	09/01/33		2,186,809	2,233,165
Fannie Mae Pool MA1582
3.50%	09/01/43		1,828,865	1,895,092
Fannie Mae Pool MA1608
3.50%	10/01/33		2,073,036	2,165,877
Fannie Mae REMICS, Series 1989-25, Class G
6.00%	06/25/19		299	305
Fannie Mae REMICS, Series 1992-116, Class B
6.50%	06/25/22		19	19
Fannie Mae REMICS, Series 1993-80, Class S
(-1.22 X LIBOR USD 1-Month plus 10.88%, 10.88% Cap)
9.37%	05/25/23	[2]	4,348	4,810
Fannie Mae REMICS, Series 2001-52, Class YZ
6.50%	10/25/31		136,031	156,253
Fannie Mae REMICS, Series 2007-64, Class FA
(LIBOR USD 1-Month plus 0.47%)
1.71%	07/25/37	[2]	87,260	88,057

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2008-50, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 8.15%, 7.60% Cap)
4.81%	11/25/36	[2]	$1,661,772	$279,882
Fannie Mae Trust, Series 2003-W6, Class 5T (IO)
(-1.00 X LIBOR USD 1-Month plus 6.05%, 6.05% Cap)
0.55%	09/25/42	[2]	14,991,173	219,492
Freddie Mac Gold Pool A25162
5.50%	05/01/34		194,164	216,643
Freddie Mac Gold Pool A33262
5.50%	02/01/35		54,756	62,469
Freddie Mac Gold Pool A68781
5.50%	10/01/37		11,625	13,128
Freddie Mac Gold Pool C03813
3.50%	04/01/42		1,251,871	1,306,249
Freddie Mac Gold Pool C90504
6.50%	12/01/21		594	643
Freddie Mac Gold Pool E01279
5.50%	01/01/18		62	63
Freddie Mac Gold Pool G01548
7.50%	07/01/32		356,057	430,920
Freddie Mac Gold Pool G01644
5.50%	02/01/34		114,236	128,052
Freddie Mac Gold Pool G02366
6.50%	10/01/36		82,640	95,362
Freddie Mac Gold Pool G07849
3.50%	05/01/44		1,944,419	2,019,856
Freddie Mac Gold Pool G08699
4.00%	03/01/46		1,178,917	1,242,239
Freddie Mac Gold Pool G11707
6.00%	03/01/20		377	386
Freddie Mac Gold Pool G12393
5.50%	10/01/21		81,729	85,448
Freddie Mac Gold Pool G12909
6.00%	11/01/22		136,969	146,303
Freddie Mac Gold Pool G13032
6.00%	09/01/22		71,355	75,444
Freddie Mac Gold Pool G60344
4.00%	12/01/45		945,229	1,005,871
Freddie Mac Gold Pool J06246
5.50%	10/01/21		26,456	27,646
Freddie Mac Gold Pool Q05261
3.50%	12/01/41		818,619	852,131
Freddie Mac Gold Pool Q20178
3.50%	07/01/43		1,168,075	1,216,585
Freddie Mac REMICS, Series 1602, Class SN
(-4.25 X Prime Rate plus 46.22%, 10.09% Cap)

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 50

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
10.09%	10/15/23	[2]	$14,590	$16,674
Freddie Mac REMICS, Series 2174, Class PN
6.00%	07/15/29		45,939	50,689
Freddie Mac REMICS, Series 3460, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.20%, 6.20% Cap)
4.97%	06/15/38	[2]	1,639,822	272,857
Freddie Mac REMICS, Series 4030, Class HS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.61%, 6.61% Cap)
5.38%	04/15/42	[2]	1,476,942	265,556
Ginnie Mae I Pool 782810
4.50%	11/15/39		1,113,996	1,230,835
Ginnie Mae II Pool (TBA)
4.00%	10/20/47		3,745,000	3,942,783
4.50%	10/20/44		6,740,000	7,173,887
Ginnie Mae II Pool 80968
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
2.13%	07/20/34	[2]	30,893	31,751
Ginnie Mae II Pool MA3597
3.50%	04/20/46		2,545,868	2,650,048
Ginnie Mae, Series 2004-8, Class SE
(-2.00 X LIBOR USD 1-Month plus 14.30%, 14.30% Cap)
11.82%	11/26/23	[2]	36,172	41,778
NCUA Guaranteed Notes, Series 2010-R2, Class 1A
(LIBOR USD 1-Month plus 0.37%)
1.60%	11/06/17	[2]	424,194	424,202

				95,016,335

Total Mortgage-Backed
(Cost $173,154,600)				176,900,901

MUNICIPAL BONDS — 1.74%*
Alabama — 0.27%
Alabama Economic Settlement Authority, Taxable Revenue Bond, Series B
3.16%	09/15/25		2,990,000	3,051,863

California — 0.70%
Los Angeles Department of Power, Electric Light and Power Improvements, Series C
5.52%	07/01/27		2,000,000	2,385,520
State of California, Build America Bonds
7.95%	03/01/36		2,750,000	3,103,293
University of California, Taxable Revenue Bonds, Series AJ
4.60%	05/15/31		2,110,000	2,357,165

				7,845,978

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
Massachusetts — 0.25%
Commonwealth of Massachusetts, Build America Bonds, Series D
4.50%	08/01/31		$2,450,000	$2,785,895

New York — 0.52%
City of New York, Build America Bonds
5.05%	10/01/24		1,000,000	1,125,740
New York City Transitional Finance Authority Revenue, Future Tax Secured Revenue, Qualified School Construction Bonds
5.01%	08/01/27		2,000,000	2,317,200
New York City Transitional Finance Authority Revenue, Future Tax Secured Revenue, Qualified School Construction Bonds, Series G-3
5.27%	05/01/27		1,400,000	1,653,498
New York State Urban Development Corp., Personal Income Tax, Series SE
3.20%	03/15/22		700,000	721,882

				5,818,320

Total Municipal Bonds
(Cost $19,306,205)				19,502,056

U.S. TREASURY SECURITIES — 32.78%
U.S. Treasury Notes — 32.78%
U.S. Treasury Notes
1.25%	08/31/19		43,220,000	43,041,042
1.38%	07/31/19		4,680,000	4,673,053
1.38%	09/30/19		36,260,000	36,189,007
1.63%	08/31/22		11,045,000	10,894,641
1.88%	05/31/22		6,375,000	6,371,389
2.25%	08/15/27		20,280,000	20,144,932
U.S. Treasury Notes - Treasury Inflation Indexed Notes
0.13%	04/15/21	[8]	5,701,718	5,721,374
0.13%	04/15/22	[8]	2,848,791	2,850,036
0.13%	07/15/26	[8]	8,415,594	8,185,950
0.38%	07/15/27	[8]	8,011,244	7,935,538
U.S. Treasury Notes (WI)
1.88%	09/30/22		221,965,000	221,436,355

Total U.S. Treasury Securities
(Cost $368,425,486)				367,443,317

Total Bonds – 92.93%
(Cost $1,034,841,247)				1,041,806,966

See accompanying notes to Schedule of Portfolio Investments.

51 / Semi-Annual Report September 2017

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues			Shares	Value
COMMON STOCK — 0.02%
Electric — 0.02%
Homer City Holdings LLC[3,5,6]			8,014	$162,283

Total Common Stock
(Cost $457,400)

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 33.45%

Foreign Government Obligations — 3.30%
Japan Treasury Discount Bill, Series 699 (Japan)
0.00%[9]	11/06/17	[4]	$1,655,000,000	14,704,395
Japan Treasury Discount Bill, Series 711 (Japan)
0.00%[9]	01/10/18	[4]	2,505,000,000	22,261,909

				36,966,304

Money Market Funds — 10.43%
Dreyfus Government Cash Management Fund
0.92%[10]			56,394,000	56,394,000
Fidelity Investments Money Market Funds - Government Portfolio
0.91%[10,11]			677	677
JPMorgan U.S. Government Money Market Fund
0.87%[10]			4,237,000	4,237,000
Morgan Stanley Institutional Liquidity Funds-Government Portfolio
0.90%[10]			56,337,000	56,337,000

				116,968,677

U.S. Treasury Bills — 19.72%
U.S. Treasury Bills
0.85%[9]	10/26/17		150,000,000	149,906,876
1.00%[9]	01/04/18		42,000,000	41,887,285
1.02%[9]	02/08/18		28,629,000	28,518,719
1.05%[9]	03/01/18	[12]	727,000	723,615

				221,036,495

Total Short-Term Investments
(Cost $375,169,748)				374,971,476

Value
Total Investments – 126.40%
(Cost $1,410,468,395)[1]	$1,416,940,725

Liabilities in Excess of Other Assets – (26.40)%	(295,914,145)

Net Assets – 100.00%	$1,121,026,580

Notes:

[1]	Cost for federal income tax purposes is $1,410,538,252 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$10,727,030
Gross unrealized (depreciation)	(4,755,583)

Net unrealized appreciation	$5,971,447

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2017.
[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $3,576,669, which is 0.32% of total net assets.
[7]	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
[8]	Inflation protected security. Principal amount reflects original security face amount.
[9]	Represents annualized yield at date of purchase.
[10]	Represents the current yield as of September 30, 2017.
[11]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $677.
[12]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $723,615.
†	Fair valued security. The aggregate value of fair valued securities is $841,838, which is 0.08% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 52

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

(BKNT): Banker’s Note, Inc.

(CLO): Collateralized Loan Obligation

(GMTN): Global medium-term note

(IO): Interest only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 14,997,734	JPY 1,655,000,000	Goldman Sachs International	11/06/17	$268,050

USD 22,333,568	JPY 2,505,000,000	Goldman Sachs International	01/10/18	(41,209)

NET UNREALIZED APPRECIATION				$226,841

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two Year Note	781	12/29/17	$168,464,141	$(396,061)	$(396,061)
U.S. Treasury Five Year Note	366	12/29/17	43,005,000	(303,623)	(303,623)

			211,469,141	(699,684)	(699,684)

FUTURES CONTRACTS: SHORT POSITIONS
Euro-Bobl	77	12/07/17	(8,544,116)	41,817	41,817

TOTAL FUTURES CONTRACTS			$202,925,025	$(657,867)	$(657,867)

See accompanying notes to Schedule of Portfolio Investments.

53 / Semi-Annual Report September 2017

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
BONDS – 93.76%
ASSET-BACKED SECURITIES — 5.05%**
Access Group, Inc., Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.70%)
1.94%	07/25/56[2,3]	$2,641,822	$2,648,230
Bayview Commercial Asset Trust, Series 2005-1A, Class A1
(LIBOR USD 1-Month plus 0.30%)
1.54%	04/25/35[2,3]	328,532	319,788
Bayview Commercial Asset Trust, Series 2007-1, Class A1
(LIBOR USD 1-Month plus 0.22%)
1.46%	03/25/37[2,3]	288,238	274,562
Bayview Commercial Asset Trust, Series 2007-3, Class A1
(LIBOR USD 1-Month plus 0.24%)
1.47%	07/25/37[2,3]	2,549,848	2,428,864
Brazos Higher Education Authority, Inc., Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.80%)
2.12%	02/25/30[2]	155,610	156,478
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3
(LIBOR USD 3-Month plus 1.00%)
2.31%	10/27/36[2]	5,075,000	5,107,832
Citibank Credit Card Issuance Trust, Series 2008-A2, Class A2
(LIBOR USD 1-Month plus 1.15%)
2.39%	01/23/20[2]	7,560,000	7,591,342
Dryden 37 Senior Loan Fund, Series 2015-37A, Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.50%)
2.80%	04/15/27[2,3,4]	9,280,000	9,295,994
Education Loan Asset-Backed Trust, Series 2013-1, Class A2
(LIBOR USD 1-Month plus 0.80%)
2.04%	04/26/32[2,3]	8,375,000	8,252,388
GCO Education Loan Funding Trust, Series 2006-2AR, Class A1RN
(LIBOR USD 1-Month plus 0.65%)
1.89%	08/27/46[2,3]	7,857,333	7,630,508
GE Business Loan Trust, Series 2005-1A, Class A3
(LIBOR USD 1-Month plus 0.25%)
1.48%	06/15/33[2,3]	705,616	691,958
Goal Capital Funding Trust, Series 2006-1, Class B
(LIBOR USD 3-Month plus 0.45%)
1.77%	08/25/42[2]	3,003,752	2,779,309
J.G. Wentworth XXX LLC, Series 2013-3A, Class A
4.08%	01/17/73[3]	4,403,137	4,509,994

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Limerock CLO II Ltd., Series 2014-2A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.30%)
2.60%	04/18/26[2,3,4]	$6,742,500	$6,767,018
Magnetite XII CLO Ltd., Series 2015-12A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.33%)
2.63%	04/15/27[2,3,4]	8,000,000	8,061,952
Nelnet Student Loan Trust, Series 2013-1A, Class A
(LIBOR USD 1-Month plus 0.60%)
1.83%	06/25/41[2,3]	3,619,851	3,615,606
Nelnet Student Loan Trust, Series 2014-5A, Class A
(LIBOR USD 1-Month plus 0.55%)
1.78%	07/25/46[2,3]	11,738,400	11,696,026
Northstar Education Finance, Inc., Series 2007-1, Class A1
(1.00 X LIBOR USD 3-Month plus 0.10%)
1.41%	04/28/30[2]	5,198,420	5,167,860
SLC Student Loan Trust I, Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
2.66%	07/01/42[2,3]	3,900,000	3,094,962
SLC Student Loan Trust, Series 2004-1, Class B
(LIBOR USD 3-Month plus 0.29%)
1.61%	08/15/31[2]	1,450,133	1,326,769
SLC Student Loan Trust, Series 2007-1, Class A4
(LIBOR USD 3-Month plus 0.06%)
1.38%	05/15/29[2]	6,139,033	6,057,843
SLM Student Loan Trust I, Series 2003-10A, Class A3
(LIBOR USD 3-Month plus 0.55%)
1.79%	12/15/27[2,3]	14,255,041	14,256,295
SLM Student Loan Trust, Series 2006-8, Class A6
(LIBOR USD 3-Month plus 0.16%)
1.47%	01/25/41[2]	6,000,000	5,668,423
SLM Student Loan Trust, Series 2007-6, Class A4
(LIBOR USD 3-Month plus 0.38%)
1.69%	10/25/24[2]	8,166,554	8,177,994
SLM Student Loan Trust, Series 2008-3, Class B
(LIBOR USD 3-Month plus 1.20%)
2.51%	04/26/83[2]	1,095,000	1,032,200
SLM Student Loan Trust, Series 2008-8, Class B
(LIBOR USD 3-Month plus 2.25%)
3.56%	10/25/75[2]	1,095,000	1,099,732

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 54

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2011-1, Class A1
(LIBOR USD 1-Month plus 0.52%)
1.76%	03/25/26[2]	$233,370	$234,379
SLM Student Loan Trust, Series 2012-5, Class A2
(LIBOR USD 1-Month plus 0.30%)
1.54%	06/25/19[2]	178,704	178,687
SLM Student Loan Trust, Series 2012-7, Class A2
(LIBOR USD 1-Month plus 0.28%)
1.52%	09/25/19[2]	1,815,822	1,816,569
SLM Student Loan Trust, Series 2012-7, Class A3
(LIBOR USD 1-Month plus 0.65%)
1.89%	05/26/26[2]	4,410,000	4,370,649
SLM Student Loan Trust, Series 2013-3, Class A2
(LIBOR USD 1-Month plus 0.30%)
1.54%	05/26/20[2]	749,986	750,341
SLM Student Loan Trust, Series 2013-4, Class A
(LIBOR USD 1-Month plus 0.55%)
1.79%	06/25/43[2]	4,491,794	4,527,142
SLM Student Loan Trust, Series 2013-5, Class A2
(LIBOR USD 1-Month plus 0.40%)
1.64%	10/26/20[2]	248,438	248,496
SLM Student Loan Trust, Series 2013-6, Class A2
(LIBOR USD 1-Month plus 0.50%)
1.74%	02/25/21[2]	8,714	8,715
SLM Student Loan Trust, Series 2014-1, Class A3
(LIBOR USD 1-Month plus 0.60%)
1.84%	02/26/29[2]	6,865,000	6,826,988
SLM Student Loan Trust, Series 2014-2, Class A2
(LIBOR USD 1-Month plus 0.35%)
1.59%	10/25/21[2]	914,524	915,309

Total Asset-Backed Securities
(Cost $145,715,077)			147,587,202

BANK LOANS — 0.68%*
Electric — 0.05%
Chief Power Finance LLC, Term Loan B, 1st Lien
5.99% (LIBOR plus 4.75%)	12/31/20[2,5,6]	2,431,250	1,571,195

Finance — 0.12%
Delos Finance SARL, Term Loan B, 1st Lien
3.33% (LIBOR plus 2.00%)	10/06/23[2]	3,429,507	3,455,760

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Industrials — 0.48%
Tyco International Holdings SARL, Term Loan, 1st Lien
2.98% (LIBOR plus 1.75%)	09/10/19[2,5,6]	$13,912,000	$13,904,766

Services — 0.03%
AABS Ltd., Term Loan, Series 2013-1, Class A (STEP) (Bermuda)
4.88%	01/15/384,†	848,461	863,267

Total Bank Loans
(Cost $20,621,688)			19,794,988

CORPORATES — 26.18%*
Automotive — 0.21%
General Motors Co.
3.50%	10/02/18	6,000,000	6,098,916

Banking — 6.33%
Bank of America Corp.
2.00%	01/11/18	2,500,000	2,502,931
5.75%	12/01/17	9,370,000	9,434,829
6.50%	07/15/18	1,500,000	1,554,934
6.88%	11/15/18	1,000,000	1,052,917
7.63%	06/01/19	2,000,000	2,180,603
Bank of America Corp. (GMTN)
2.37%	07/21/21[7]	11,025,000	11,030,689
Bank of America Corp. (MTN)
5.65%	05/01/18	11,233,000	11,486,472
6.88%	04/25/18	17,885,000	18,398,961
Capital One Bank USA N.A. (BKNT)
2.15%	11/21/18	4,295,000	4,307,629
Capital One N.A.
2.35%	08/17/18	550,000	552,425
Discover Bank
2.60%	11/13/18	5,000,000	5,035,966
HBOS PLC (GMTN) (United Kingdom)
6.75%	05/21/18[3,4]	6,220,000	6,399,068
JPMorgan Chase & Co.
6.30%	04/23/19	10,000,000	10,675,225
JPMorgan Chase Bank N.A. (BKNT)
6.00%	10/01/17	30,450,000	30,450,000
PNC Bank N.A. (BKNT)
1.70%	12/07/18	7,680,000	7,672,615
Santander UK Group Holdings PLC (United Kingdom)
2.88%	08/05/21[4]	13,000,000	13,085,599
UBS AG/Stamford CT (GMTN) (Switzerland) (LIBOR USD 3-Month plus 0.70%)
2.03%	03/26/18[2,4]	8,000,000	8,022,796
Wachovia Corp. (MTN)
5.75%	02/01/18	24,485,000	24,827,588

See accompanying notes to Schedule of Portfolio Investments.

55 / Semi-Annual Report September 2017

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Wells Fargo Bank N.A. (BKNT) (MTN)
1.65%	01/22/18	$8,420,000	$8,425,658
Wells Fargo Bank N.A. (MTN)
2.15%	12/06/19	7,715,000	7,762,426

			184,859,331

Communications — 1.24%
AT&T, Inc.
2.38%	11/27/18	5,000,000	5,031,679
3.00%	06/30/22	4,464,000	4,512,642
3.40%	08/14/24	1,665,000	1,667,831
3.40%	05/15/25	2,655,000	2,624,811
3.60%	02/17/23	1,700,000	1,751,692
5.50%	02/01/18	5,031,000	5,095,296
Charter Communications Operating LLC/Charter Communications Operating Capital
4.46%	07/23/22	3,415,000	3,619,246
DISH DBS Corp.
4.25%	04/01/18	800,000	808,000
Rogers Communications, Inc. (Canada)
6.80%	08/15/18[4]	6,674,000	6,963,345
Sprint Communications, Inc.
9.00%	11/15/18[3]	900,000	968,670
Time Warner Cable LLC
6.75%	07/01/18	3,025,000	3,135,077

			36,178,289

Consumer Discretionary — 0.92%
Altria Group, Inc.
9.70%	11/10/18	7,340,000	7,972,323
Anheuser-Busch North American Holding Corp.
2.20%	08/01/18[3]	5,500,000	5,526,100
BAT International Finance PLC (United Kingdom)
1.85%	06/15/18[3,4]	7,867,000	7,870,554
Beam Suntory, Inc.
1.75%	06/15/18	5,425,000	5,439,712

			26,808,689

Electric — 1.24%
Entergy Gulf States Louisiana LLC
6.00%	05/01/18	5,000,000	5,121,250
Jersey Central Power & Light Co.
4.80%	06/15/18	1,500,000	1,527,667
7.35%	02/01/19	505,000	538,266
Oncor Electric Delivery Co. LLC
6.80%	09/01/18	14,109,000	14,742,875
Pennsylvania Electric Co.
5.20%	04/01/20	1,262,000	1,340,462

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Progress Energy, Inc.
7.05%	03/15/19	$4,200,000	$4,502,479
Public Service Co. of New Mexico
7.95%	05/15/18	4,352,000	4,512,415
Southwestern Electric Power Co.
6.45%	01/15/19	2,395,000	2,519,228
Southwestern Electric Power Co., Series F
5.88%	03/01/18	1,198,000	1,219,359

			36,024,001

Energy — 0.46%
Columbia Pipeline Group, Inc.
2.45%	06/01/18	1,936,000	1,942,977
Energy Transfer LP
2.50%	06/15/18	1,156,000	1,160,741
Florida Gas Transmission Co. LLC
7.90%	05/15/19[3]	3,320,000	3,609,967
Panhandle Eastern Pipeline Co. LP
8.13%	06/01/19	1,000,000	1,089,392
Phillips 66
(LIBOR USD 3-Month plus 0.65%)
1.95%	04/15/19[2,3]	1,145,000	1,146,533
Plains All American Pipeline LP/PAA Finance Corp.
3.85%	10/15/23	2,935,000	2,947,072
Rockies Express Pipeline LLC
6.00%	01/15/19[3]	1,500,000	1,556,250

			13,452,932

Finance — 6.78%
American Express Co.
7.00%	03/19/18	14,570,000	14,939,546
American Express Credit Corp. (MTN)
2.20%	03/03/20	4,000,000	4,022,344
Associates Corp. of North America
6.95%	11/01/18	11,000,000	11,539,501
Bear Stearns Cos. LLC (The)
6.40%	10/02/17	10,000,000	10,000,000
Citigroup, Inc.
1.70%	04/27/18	7,901,000	7,901,377
1.75%	05/01/18	3,560,000	3,561,739
1.80%	02/05/18	3,600,000	3,600,324
2.50%	09/26/18	11,750,000	11,827,920
2.50%	07/29/19	2,500,000	2,522,053
6.13%	05/15/18	2,940,000	3,018,032
Ford Motor Credit Co. LLC
5.00%	05/15/18	1,500,000	1,529,374
(LIBOR USD 3-Month plus 0.94%)
2.29%	01/09/18[2]	8,000,000	8,015,092

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 56

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Finance (continued)
General Electric Corp. (MTN)
(LIBOR USD 3-Month plus 0.38%)
1.69%	05/05/26[2]	$5,180,000	$5,052,195
Goldman Sachs Group, Inc. (GMTN) (The)
7.50%	02/15/19	3,625,000	3,894,562
Goldman Sachs Group, Inc. (The)
2.38%	01/22/18	1,000,000	1,002,307
5.95%	01/18/18	16,625,000	16,837,014
6.15%	04/01/18	19,000,000	19,417,527
(LIBOR USD 3-Month plus 1.02%)
2.33%	10/23/19[2]	5,000,000	5,059,043
International Lease Finance Corp.
7.13%	09/01/18[3]	3,816,000	3,997,661
Morgan Stanley
2.13%	04/25/18	2,000,000	2,005,043
Morgan Stanley (GMTN)
5.50%	01/26/20	2,805,000	3,015,778
5.50%	07/24/20	2,550,000	2,771,904
6.63%	04/01/18	20,997,000	21,512,803
7.30%	05/13/19	8,000,000	8,663,213
Morgan Stanley (MTN)
5.63%	09/23/19	2,000,000	2,136,566
Morgan Stanley, Series 3NC2
(LIBOR USD 3-Month plus 0.80%)
2.11%	02/14/20[2]	3,795,000	3,815,082
Protective Life Global Funding
1.72%	04/15/19[3]	8,245,000	8,219,286
SL Green Realty Corp.
5.00%	08/15/18	8,000,000	8,157,380

			198,034,666

Food — 0.64%
Kraft Heinz Foods Co.
6.13%	08/23/18	5,000,000	5,183,680
(LIBOR USD 3-Month plus 0.42%)
1.73%	08/09/19[2]	4,000,000	4,006,866
Mondelez International Holdings Netherlands BV (Netherlands)
1.63%	10/28/19[3,4]	9,670,000	9,596,943

			18,787,489

Health Care — 4.51%
Abbott Laboratories
2.90%	11/30/21	7,820,000	7,969,757
AbbVie, Inc.
1.80%	05/14/18	2,230,000	2,233,439
2.30%	05/14/21	8,530,000	8,523,291
Actavis Funding SCS (Luxembourg)
2.35%	03/12/18[4]	10,700,000	10,732,348

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
3.45%	03/15/22[4]	$4,000,000	$4,151,776
Aetna, Inc.
1.50%	11/15/17	9,195,000	9,194,147
Amgen, Inc.
3.63%	05/15/22	3,400,000	3,545,690
Anthem, Inc.
1.88%	01/15/18	14,502,000	14,511,847
Baxalta, Inc.
2.00%	06/22/18	3,425,000	3,437,827
Bayer US Finance LLC
2.38%	10/08/19[3]	5,000,000	5,025,620
Catholic Health Initiatives
2.60%	08/01/18	13,000,000	13,092,001
Celgene Corp.
2.88%	08/15/20	5,000,000	5,107,266
Fresenius Medical Care U.S. Finance II, Inc.
6.50%	09/15/18[3]	9,560,000	9,968,445
HCA, Inc.
3.75%	03/15/19	1,000,000	1,023,800
Providence Health & Services Obligated Group
(1.00 X LIBOR USD 3-Month plus 0.95%)
2.25%	10/01/17[2]	11,940,000	11,939,958
Roche Holdings, Inc.
2.25%	09/30/19[3]	3,710,000	3,735,529
Shire Acquisitions Investments Ireland DAC (Ireland)
1.90%	09/23/19[4]	7,865,000	7,853,231
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)
1.40%	07/20/18[4]	9,705,000	9,638,293

			131,684,265

Industrials — 0.75%
L3 Technologies, Inc.
5.20%	10/15/19	5,200,000	5,530,577
Metropolitan Life Global Funding I
1.35%	09/14/18[3]	8,000,000	7,974,717
United Technologies Corp. (STEP)
1.78%	05/04/18	8,392,000	8,397,223

			21,902,517

Information Technology — 0.18%
Apple, Inc.
1.70%	02/22/19	3,255,000	3,263,938
QUALCOMM, Inc.
1.85%	05/20/19	2,035,000	2,041,290

			5,305,228

See accompanying notes to Schedule of Portfolio Investments.

57 / Semi-Annual Report September 2017

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Insurance — 0.38%
Metropolitan Life Global Funding I
1.88%	06/22/18[3]	$7,500,000	$7,512,792
Nationwide Mutual Insurance Co.
(LIBOR USD 3-Month plus 2.29%)
3.61%	12/15/24[2,3]	3,550,000	3,554,437

			11,067,229

Real Estate Investment Trust (REIT) — 2.06%
Alexandria Real Estate Equities, Inc.
2.75%	01/15/20	8,800,000	8,892,000
American Campus Communities Operating Partnership LP
3.35%	10/01/20	890,000	911,455
Boston Properties LP
3.70%	11/15/18	5,000,000	5,079,213
5.63%	11/15/20	2,260,000	2,476,176
5.88%	10/15/19	2,571,000	2,749,359
Duke Realty LP
3.88%	02/15/21	6,385,000	6,668,102
HCP, Inc.
2.63%	02/01/20	6,870,000	6,928,113
3.75%	02/01/19	3,000,000	3,060,303
Realty Income Corp.
2.00%	01/31/18	8,871,000	8,879,068
Ventas Realty LP/Ventas Capital Corp.
2.00%	02/15/18	7,945,000	7,952,815
2.70%	04/01/20	1,186,000	1,197,889
Welltower, Inc.
2.25%	03/15/18	4,727,000	4,740,614
4.13%	04/01/19	700,000	719,456

			60,254,563

Services — 0.23%
Moody’s Corp.
(LIBOR USD 3-Month plus 0.35%)
1.67%	09/04/18[2]	5,820,000	5,836,767
Republic Services, Inc.
5.50%	09/15/19	850,000	906,377

			6,743,144

Transportation — 0.25%
American Airlines Pass-Through Trust, Series 2011-1, Class A
5.25%	01/31/21	1,019,267	1,095,508
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23	2,717,312	2,899,639
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18	7,120	7,169

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
Continental Airlines Pass-Through Trust, Series 1999-1, Class A
6.55%	02/02/19	$2,092,693	$2,171,168
Continental Airlines Pass-Through Trust, Series 2000-2, Class A1
7.71%	04/02/21	1,073,443	1,154,826

			7,328,310

Total Corporates
(Cost $761,035,390)			764,529,569

MORTGAGE-BACKED — 28.60%**
Non-Agency Commercial Mortgage-Backed — 1.03%
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class XA (IO)
1.98%	09/10/45[3,5,6,7]	18,243,319	1,261,069
Commercial Mortgage Trust, Series 2013-LC13, Class A2
3.01%	08/10/46	18,500,000	18,699,567
GE Business Loan Trust, Series 2006-2A, Class A
0.51%	11/15/34[3]	2,578,611	2,498,476
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3S
5.24%	05/15/47[3]	1,170,627	1,164,963
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3SF
(LIBOR USD 1-Month plus 0.16%)
1.38%	05/15/47[2]	6,332,748	6,316,793

			29,940,868

Non-Agency Mortgage-Backed — 11.58%
Accredited Mortgage Loan Trust, Series 2007-1, Class A4
(LIBOR USD 1-Month plus 0.22%)
1.46%	02/25/37[2]	12,000,000	11,358,562
ACE Securities Corp. Home Equity Loan Trust, Series 2006-NC1, Class A1
(LIBOR USD 1-Month plus 0.22%)
1.46%	12/25/35[2]	5,184,729	5,195,058
Aegis Asset-Backed Securities Trust, Series 2005-5, Class 2A
(LIBOR USD 1-Month plus 0.25%)
1.49%	12/25/35[2]	7,501,919	7,492,003
Ameriquest Mortgage Securities, Inc., Series 2006-R2, Class A1
(LIBOR USD 1-Month plus 0.18%)
1.41%	04/25/36[2]	7,569,911	7,579,629

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 58

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Amresco Residential Securities Mortgage
Loan Trust, Series 1998-1, Class A5 (STEP)
7.20%	10/25/27	$15,806	$16,554
Argent Securities, Inc., Series 2005-W2, Class A1
(LIBOR USD 1-Month plus 0.26%)
1.50%	10/25/35[2]	8,056,006	8,069,744
Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1
5.50%	10/25/33	10,964,594	11,300,293
Banc of America Funding Trust, Series 2015-R2, Class 9A1
(LIBOR USD 1-Month plus 0.22%)
1.45%	03/27/36[2,3]	7,921,699	7,725,340
Banc of America Funding Trust, Series 2015-R3, Class 8A1
(LIBOR USD 1-Month plus 0.15%)
1.39%	06/27/36[2,3]	5,522,404	5,366,998
Banc of America Funding Trust, Series 2015-R4, Class 3A1
(LIBOR USD 1-Month plus 0.14%)
1.37%	07/27/36[2,3]	7,909,528	7,649,231
BCAP LLC Trust, Series 2007-AA1, Class 1A2
(LIBOR USD 1-Month plus 0.16%)
1.40%	02/25/47[2]	335,749	338,112
BCAP LLC Trust, Series 2008-IND2, Class A1
(LIBOR USD 1-Month plus 1.65%)
2.89%	04/25/38[2]	9,148,802	9,226,026
BCAP LLC Trust, Series 2012-RR11, Class 1A1
1.40%	01/26/37[3,7]	338,920	341,857
BCAP LLC Trust, Series 2013-RR2, Class 5A1
3.25%	03/26/36[3,7]	241,736	242,603
BCAP LLC Trust, Series 2013-RR5, Class 2A1
2.92%	03/26/37[3,7]	6,816,759	6,871,973
Bear Stearns ARM Trust, Series 2004-3, Class 4A
3.73%	07/25/34[7]	3,206,002	3,245,199
Bear Stearns ARM Trust, Series 2005-2, Class A1
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.45%)
3.26%	03/25/35[2]	2,932,509	2,968,090
Bear Stearns Asset-Backed Securities Trust, Series 2004-BO1, Class M3
(LIBOR USD 1-Month plus 1.05%)
2.29%	10/25/34[2]	1,249,339	1,255,478

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns Asset-Backed Securities Trust, Series 2005-SD1, Class 1A3
(LIBOR USD 1-Month plus 0.80%)
2.04%	08/25/43[2]	$40,746	$40,852
Chase Funding Trust, Series 2002-2, Class 2M1
(LIBOR USD 1-Month plus 0.90%)
2.14%	02/25/32[2]	180,177	180,003
Chase Funding Trust, Series 2007-A1, Class 8A1
3.48%	02/25/37[7]	11,548,901	11,807,360
Chase Funding Trust, Series 2007-A2, Class 2A3
3.47%	07/25/37[7]	2,297,069	2,341,212
Chevy Chase Mortgage Funding Corp., Series 2005-2A, Class A1
(LIBOR USD 1-Month plus 0.18%)
1.42%	05/25/36[2,3]	1,143,863	1,091,345
CIM Trust, Series 2015-3AG, Class A1
(LIBOR USD 1-Month plus 1.75%)
2.99%	10/25/57[2,3]	8,711,492	8,814,358
CIM Trust, Series 2015-4AG, Class A1 (LIBOR USD 1-Month plus 2.00%)
3.24%	10/25/57[2,3]	11,413,997	11,522,231
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
3.38%	02/25/34[7]	137,629	136,445
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4, Class A2C
(LIBOR USD 1-Month plus 1.30%)
2.54%	07/25/37[2]	90,000	85,536
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	08/01/32[7]	1,738,518	1,823,944
Conseco Financial Corp., Series 1997-3, Class A7
7.64%	03/15/28[7]	135,763	137,847
Conseco Financial Corp., Series 1998-2, Class A5
6.24%	12/01/28	6,304	6,531
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-14, Class 4A1
3.18%	08/25/34[7]	15,572	15,195
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR1, Class 5A1
3.21%	02/25/34[7]	2,646,025	2,671,510
Credit Suisse Mortgage Trust, Series 2013-7R, Class 5A1
(LIBOR USD 1-Month plus 0.25%)
1.49%	07/26/36[2,3]	2,225,524	2,187,135

See accompanying notes to Schedule of Portfolio Investments.

59 / Semi-Annual Report September 2017

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit Suisse Mortgage Trust, Series 2014-9R, Class 8A1
(LIBOR USD 1-Month plus 0.16%)
1.39%	10/27/36[2,3]	$1,807,701	$1,772,281
Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB7, Class AF3 (STEP)
3.90%	11/25/35	733,657	742,752
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2 (STEP)
3.41%	01/25/36	2,328,091	2,051,632
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A1
(LIBOR USD 1-Month plus 0.06%)
1.30%	04/25/37[2]	3,280,020	2,528,267
DSLA Mortgage Loan Trust, Series 2005-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.21%)
1.45%	03/19/45[2]	1,252,986	1,201,797
Encore Credit Receivables Trust, Series 2005-2, Class M2
(LIBOR USD 1-Month plus 0.69%)
1.93%	11/25/35[2]	5,565,432	5,607,227
FBR Securitization Trust, Series 2005-02, Class M1
(LIBOR USD 1-Month plus 0.72%)
1.96%	09/25/35[2]	5,532,626	5,558,842
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1
3.13%	09/25/34[7]	11,209	11,106
First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 2A2
3.19%	02/25/35[7]	1,410,558	1,421,194
GE Business Loan Trust, Series 2007-1A, Class A
(LIBOR USD 1-Month plus 0.17%)
1.40%	04/16/35[2,3]	1,408,060	1,359,518
GMACM Home Equity Loan Trust, Series 2000-HE2, Class A1
(LIBOR USD 1-Month plus 0.22%)
1.67%	06/25/30[2]	232,665	202,339
GSAA Home Equity Trust, Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.28%)
1.52%	08/25/35[2]	1,821,081	1,816,200
GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1
3.28%	11/25/35[7]	871,701	891,798

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Home Equity Asset Trust, Series 2006-4, Class 2A3
(LIBOR USD 1-Month plus 0.17%)
1.41%	08/25/36[2]	$124,892	$125,316
Impac CMB Trust, Series 2005-5, Class A1
(LIBOR USD 1-Month plus 0.64%)
1.88%	08/25/35[2]	2,266,330	2,130,992
IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class A1
(LIBOR USD 1-Month plus 0.78%)
2.02%	12/25/34[2]	346,307	321,098
IndyMac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A
(LIBOR USD 1-Month plus 0.80%)
2.04%	11/25/34[2]	1,042,375	952,423
IndyMac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28	616,823	651,140
JPMorgan Mortgage Acquisition Trust, Series 2007-CH2, Class AV3
(LIBOR USD 1-Month plus 0.12%)
1.36%	01/25/37[2]	382,109	382,884
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AV4
(LIBOR USD 1-Month plus 0.28%)
1.52%	03/25/47[2]	50,000	41,783
JPMorgan Mortgage Acquisition Trust., Series 2005-FRE1, Class A2F3 (STEP)
3.46%	10/25/35	2,313,764	2,295,614
JPMorgan Mortgage Trust, Series 2007-A1, Class 1A1
3.68%	07/25/35[7]	1,743,861	1,749,340
JPMorgan Mortgage Trust, Series 2007-A1, Class 5A2
3.52%	07/25/35[7]	439,061	453,482
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A3
4.35%	04/15/40	887,456	899,768
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A4
5.27%	04/15/40	735,784	750,860
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class AIOC (IO)
0.55%	04/15/40[5,6,7]	142,346,606	2,641,483
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 4A2
3.44%	01/25/34[7]	12,543	12,323
MASTR Adjustable Rate Mortgages Trust, Series 2004-1, Class 2A1
3.75%	01/25/34[7]	49,346	50,095

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 60

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A1
3.44%	11/21/34	[7]	$1,618,196	$1,666,839
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3A3
3.03%	04/25/34	[7]	212,821	213,059
MASTR Adjustable Rate Mortgages Trust, Series 2004-5, Class 3A1
1.63%	06/25/34	[7]	31,855	27,435
MASTR Alternative Loan Trust, Series 2003-1, Class 1A1
6.25%	12/25/32		3,512,085	3,668,016
MASTR Alternative Loan Trust, Series 2003-5, Class 4A1
5.50%	07/25/33		5,554,799	6,041,716
MASTR Alternative Loan Trust, Series 2003-9, Class 4A1
5.25%	11/25/33		6,024,634	6,257,682
MASTR Alternative Loan Trust, Series 2004-7, Class 1A1
5.50%	07/25/34		5,831,606	6,030,335
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
3.43%	10/25/32	[7]	272,065	275,657
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2004-FF5, Class A3C
(LIBOR USD 1-Month plus 1.00%)
2.24%	08/25/34	[2]	1,186,821	1,158,427
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2C
(LIBOR USD 1-Month plus 0.18%)
1.42%	06/25/37	[2]	13,225,095	9,733,949
Merrill Lynch Mortgage Investors Trust, Series 2004-A4, Class A1
3.28%	08/25/34	[7]	1,928,190	1,966,125
Merrill Lynch Mortgage Investors Trust, Series 2006-F1, Class 1A2
6.00%	04/25/36		2,308,310	1,972,219
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		1,264,881	1,438,898
Mid-State Trust, Series 2006-1, Class A
5.79%	10/15/40	[3]	5,670,976	6,423,144
Morgan Stanley Capital I Trust, Series 2004-NC7, Class M2
(LIBOR USD 1-Month plus 0.93%)
2.17%	07/25/34	[2]	4,970,338	5,022,022
Morgan Stanley Capital I Trust, Series 2005-NC2, Class M2
(LIBOR USD 1-Month plus 0.63%)
1.87%	03/25/35	[2]	159,758	160,190

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 1A
(LIBOR USD 1-Month plus 0.90%)
2.14%	07/25/34	[2]	$518,133	$511,882
Morgan Stanley Resecuritization Trust, Series 2014-R3, Class 3A
(LIBOR USD 1-Month plus 1.25%)
1.40%	03/26/37	[2,3]	2,224,131	2,214,448
MortgageIT Trust, Series 2005-3, Class A1
(LIBOR USD 1-Month plus 0.60%)
1.84%	08/25/35	[2]	495,310	485,588
MortgageIT Trust, Series 2005-4, Class A1
(LIBOR USD 1-Month plus 0.28%)
1.52%	10/25/35	[2]	7,876,777	7,786,511
New Century Home Equity Loan Trust, Series 2005-3, Class M2
(LIBOR USD 1-Month plus 0.49%)
1.73%	07/25/35	[2]	8,807,381	8,844,290
New Century Home Equity Loan Trust, Series 2005-D, Class A1
(LIBOR USD 1-Month plus 0.22%)
1.46%	02/25/36	[2]	13,726,465	13,564,318
Nomura Resecuritization Trust, Series 2014-1R, Class 1A1
(LIBOR USD 1-Month plus 0.16%)
1.39%	10/26/36	[2,3]	1,386,782	1,373,236
Nomura Resecuritization Trust, Series 2014-1R, Class 3A1
(LIBOR USD 1-Month plus 0.15%)
0.30%	07/26/36	[2,3]	365,982	366,422
Nomura Resecuritization Trust, Series 2014-1R, Class 4A1
0.00%	01/26/37	[3,7]	1,677,571	1,681,243
Nomura Resecuritization Trust, Series 2016-2R, Class 1A1
3.55%	02/26/36	[3,7]	3,121,109	3,147,512
Option One Mortgage Loan Trust, Series 2005-1, Class A4
(LIBOR USD 1-Month plus 0.80%)
2.04%	02/25/35	[2]	1,310,190	1,310,499
Park Place Securities, Inc., Series 2004-WCW2, Class M2
(LIBOR USD 1-Month plus 0.98%)
2.21%	10/25/34	[2]	9,784,998	9,921,033
Park Place Securities, Inc., Series 2004-WHQ2, Class M2
(LIBOR USD 1-Month plus 0.95%)
2.18%	02/25/35	[2]	498,210	500,136
Park Place Securities, Inc., Series 2005-WCW1, Class M1
(LIBOR USD 1-Month plus 0.45%)

See accompanying notes to Schedule of Portfolio Investments.

61 / Semi-Annual Report September 2017

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
1.69%	09/25/35	[2]	$5,294,759	$5,317,021
Park Place Securities, Inc., Series 2005-WCW2, Class M1
(LIBOR USD 1-Month plus 0.50%)
1.74%	07/25/35	[2]	10,799,840	10,860,546
Park Place Securities, Inc., Series 2005-WHG4, Class A2D
(LIBOR USD 1-Month plus 0.37%)
1.61%	09/25/35	[2]	1,622,052	1,621,475
Residential Accredit Loans Trust, Series 2005-QA3, Class NB1
3.73%	03/25/35	[7]	5,817,283	4,365,792
Residential Asset Mortgage Products Trust, Series 2004-SL4, Class A3
6.50%	07/25/32		416,040	420,477
Residential Asset Mortgage Products Trust, Series 2005-SL1, Class A5
6.50%	05/25/32		1,125,608	1,124,095
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 6A
3.41%	11/25/34	[7]	5,631,309	5,690,981
Structured Asset Investment Loan Trust, Series 2005-8, Class A4
(LIBOR USD 1-Month plus 0.36%)
1.60%	10/25/35	[2]	5,048,643	5,047,087
Structured Asset Securities Corp., Series 2003-26A, Class 3A5
3.36%	09/25/33	[7]	1,101,310	1,112,018
Terwin Mortgage Trust, Series 2004-7HE, Class A1
(LIBOR USD 1-Month plus 0.55%)
1.79%	07/25/34	[2,3]	115,413	111,089
WaMu Mortgage Pass-Through Certificates, Series 2002-AR18, Class A
3.04%	01/25/33	[7]	126,039	128,246
WaMu Mortgage Pass-Through Certificates, Series 2004-AR14, Class A1
2.92%	01/25/35	[7]	1,045,480	1,072,098
WaMu Mortgage Pass-Through Certificates, Series 2004-CB2, Class 2A
5.50%	07/25/34		6,149,170	6,502,006
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1
(LIBOR USD 1-Month plus 0.29%)
1.53%	10/25/45	[2]	3,511,199	3,470,736
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A21
(LIBOR USD 1-Month plus 0.33%)
1.57%	01/25/45	[2]	555,282	540,547
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Q, Class 1A1
3.60%	09/25/34	[7]	1,862,448	1,964,524

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A14
3.30%	06/25/35	[7]	$5,821,679	$5,909,067
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR9, Class 1A1
3.38%	05/25/35	[7]	157,461	162,210
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A5
3.18%	03/25/36	[7]	1,471,423	1,452,670

				338,363,324

U.S. Agency Commercial Mortgage-Backed — 6.93%
Fannie Mae Multifamily REMIC Trust, Series 2015-M12, Class FA
(LIBOR USD 1-Month plus 0.34%)
1.58%	04/25/20	[2]	15,632,062	15,619,186
Fannie Mae-Aces, Series 2012-M8, Class ASQ2
1.52%	12/25/19		1,352,783	1,351,742
Fannie Mae-Aces, Series 2013-M11, Class A
1.50%	01/25/18		54,343	54,273
Fannie Mae-Aces, Series 2013-M13, Class FA
(LIBOR USD 1-Month plus 0.35%)
1.59%	05/25/18	[2]	10,224,351	10,232,953
Fannie Mae-Aces, Series 2013-M4, Class ASQ2
1.45%	02/25/18		5,562,829	5,555,951
Fannie Mae-Aces, Series 2014-M6, Class FA
(LIBOR USD 1-Month plus 0.29%)
1.52%	12/25/17	[2]	1,000,797	1,000,096
Fannie Mae-Aces, Series 2015-M10, Class FA
(LIBOR USD 1-Month plus 0.25%)
1.53%	03/25/19	[2]	12,229,087	12,232,613
Fannie Mae-Aces, Series 2017-M11, Class FA
(LIBOR USD 1-Month plus 0.47%)
1.70%	09/25/24	[2]	12,395,421	12,400,017
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF34, Class A
(LIBOR USD 1-Month plus 0.36%)
1.59%	08/25/24	[2]	5,940,000	5,954,728
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K005, Class A2
4.32%	11/25/19		17,500,000	18,285,425

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 62

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K006, Class A1
3.40%	07/25/19		$2,855,220	$2,903,823
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K007, Class A2
4.22%	03/25/20		17,700,000	18,570,231
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K033, Class A1
2.87%	02/25/23		12,527,299	12,830,542
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF09, Class A
(LIBOR USD 1-Month plus 0.38%)
1.61%	05/25/22	[2]	8,624,785	8,636,295
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KGRP, Class A
(LIBOR USD 1-Month plus 0.38%)
1.61%	04/25/20	[2]	21,592,829	21,625,098
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS02, Class A
(LIBOR USD 1-Month plus 0.38%)
1.61%	08/25/23	[2]	13,358,117	13,391,463
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS03, Class A4
4.19%	08/25/19		17,405,000	18,082,396
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSCT, Class A1
3.19%	12/25/19		3,541,165	3,593,892
Freddie Mac Multifamily Structured Pass-Through Certificates, Series Q004, Class AFL
(Federal Reserve US 12-Month Cumulative Average plus 0.74%)
1.68%	10/25/21	[2]	6,250,000	6,269,575
Ginnie Mae, Series 2006-3, Class C
5.24%	04/16/39	[7]	1,371,056	1,376,062
Ginnie Mae, Series 2007-12, Class C
5.28%	04/16/41	[7]	1,763,044	1,779,445
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
(LIBOR USD 1-Month plus 0.53%)
1.76%	03/09/21	[2]	10,689,018	10,667,617

				202,413,423

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed — 9.06%
Fannie Mae Pool 467572
3.80%	04/01/18		$24,214,228	$24,238,361
Fannie Mae Pool 567002
8.00%	05/01/23		33,071	36,101
Fannie Mae Pool 735861
6.50%	09/01/33		19,282	21,905
Fannie Mae Pool 770900
(LIBOR USD 12-Month plus 1.56%)
3.31%	04/01/34	[2]	358,170	371,941
Fannie Mae Pool 995182
5.50%	06/01/20		517,954	526,644
Fannie Mae Pool AD0538
6.00%	05/01/24		661,725	712,329
Fannie Mae Pool AE0083
6.00%	01/01/40		1,419,074	1,618,979
Fannie Mae Pool AL0851
6.00%	10/01/40		1,828,804	2,079,127
Fannie Mae Pool AM6261
(LIBOR USD 1-Month plus 0.22%)
1.45%	07/01/19	[2]	22,275,000	22,291,249
Fannie Mae Pool AM7028
(LIBOR USD 1-Month plus 0.24%)
1.47%	10/01/19	[2]	22,950,000	22,964,424
Fannie Mae Pool FN0002
2.92%	12/01/17		677,616	676,606
Fannie Mae REMICS, Series 1997-76, Class FS
(LIBOR USD 1-Month plus 0.45%)
1.68%	09/17/27	[2]	19,674	19,305
Fannie Mae REMICS, Series 2001-60, Class OF
(LIBOR USD 1-Month plus 0.95%)
2.19%	10/25/31	[2]	1,060,219	1,082,471
Fannie Mae REMICS, Series 2003-130, Class HF
(LIBOR USD 1-Month plus 0.45%)
1.69%	12/25/33	[2]	1,210,267	1,211,860
Fannie Mae REMICS, Series 2003-134, Class FC
(LIBOR USD 1-Month plus 0.60%)
1.84%	12/25/32	[2]	6,556,857	6,629,005
Fannie Mae REMICS, Series 2005-57, Class EG
(LIBOR USD 1-Month plus 0.30%)
1.54%	03/25/35	[2]	2,102,366	2,102,202
Fannie Mae REMICS, Series 2005-59, Class NF
(LIBOR USD 1-Month plus 0.25%)
1.49%	05/25/35	[2]	3,399,322	3,395,122

See accompanying notes to Schedule of Portfolio Investments.

63 / Semi-Annual Report September 2017

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2007-61, Class A
(LIBOR USD 1-Month plus 0.28%)
1.52%	03/25/37	[2]	$1,866,942	$1,867,383
Fannie Mae REMICS, Series 2007-64, Class FA
(LIBOR USD 1-Month plus 0.47%)
1.71%	07/25/37	[2]	540,821	545,759
Fannie Mae REMICS, Series 2009-111, Class DA
5.00%	12/25/39		892,340	936,400
Fannie Mae REMICS, Series 2009-33, Class FB
(LIBOR USD 1-Month plus 0.82%)
2.06%	03/25/37	[2]	3,234,508	3,299,681
Fannie Mae REMICS, Series 2009-85, Class LF
(LIBOR USD 1-Month plus 1.20%)
2.44%	10/25/49	[2]	3,760,544	3,849,330
Fannie Mae REMICS, Series 2009-96, Class FA
(LIBOR USD 1-Month plus 0.90%)
2.14%	11/25/49	[2]	3,028,941	3,091,527
Fannie Mae REMICS, Series 2010-109, Class PF
(LIBOR USD 1-Month plus 0.40%)
1.64%	10/25/40	[2]	1,874,133	1,882,734
Fannie Mae REMICS, Series 2010-26, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.23%, 6.23% Cap)
4.99%	11/25/36	[2]	11,253,171	1,888,777
Fannie Mae REMICS, Series 2010-39, Class FE
(LIBOR USD 1-Month plus 0.77%)
2.01%	06/25/37	[2]	5,953,748	6,062,091
Fannie Mae REMICS, Series 2010-43, Class DP
5.00%	05/25/40		1,492,025	1,612,889
Fannie Mae REMICS, Series 2010-6, Class BF
(LIBOR USD 1-Month plus 0.76%)
2.00%	02/25/40	[2]	2,173,846	2,210,977
Fannie Mae REMICS, Series 2010-95, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
5.36%	09/25/40	[2]	7,933,239	1,588,939
Fannie Mae REMICS, Series 2011-118, Class FB
(LIBOR USD 1-Month plus 0.45%)
1.69%	11/25/41	[2]	10,834,534	10,888,707

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2011-71, Class FB
(LIBOR USD 1-Month plus 0.50%)
1.74%	05/25/37	[2]	$4,546,093	$4,562,000
Fannie Mae REMICS, Series 2012-33, Class F
(LIBOR USD 1-Month plus 0.52%)
1.76%	04/25/42	[2]	8,117,801	8,166,764
Fannie Mae REMICS, Series 2013-75, Class FC
(LIBOR USD 1-Month plus 0.25%)
1.49%	07/25/42	[2]	7,590,672	7,574,220
Fannie Mae REMICS, Series G92-10, Class Z
7.75%	01/25/22		693	740
Freddie Mac Gold Pool A45796
7.00%	01/01/33		7,254	8,118
Freddie Mac Gold Pool C46104
6.50%	09/01/29		9,637	10,690
Freddie Mac Gold Pool G13032
6.00%	09/01/22		891,352	942,435
Freddie Mac Gold Pool G13475
6.00%	01/01/24		112,587	119,133
Freddie Mac REMICS, Series 2174, Class PN
6.00%	07/15/29		637,504	703,421
Freddie Mac REMICS, Series 2454, Class FQ
(LIBOR USD 1-Month plus 1.00%)
2.23%	06/15/31	[2]	9,774	10,061
Freddie Mac REMICS, Series 2733, Class FB
(LIBOR USD 1-Month plus 0.60%)
1.83%	10/15/33	[2]	4,441,157	4,490,455
Freddie Mac REMICS, Series 3071, Class TF
(LIBOR USD 1-Month plus 0.30%)
1.53%	04/15/35	[2]	4,548,055	4,549,927
Freddie Mac REMICS, Series 3084, Class FN
(LIBOR USD 1-Month plus 0.50%)
1.73%	12/15/34	[2]	3,955,264	3,964,508
Freddie Mac REMICS, Series 3294, Class CB
5.50%	03/15/37		323,053	357,415
Freddie Mac REMICS, Series 3300, Class FA
(LIBOR USD 1-Month plus 0.30%)
1.53%	08/15/35	[2]	1,152,435	1,151,620

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 64

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3325, Class NF
(LIBOR USD 1-Month plus 0.30%)
1.53%	08/15/35	[2]	$2,971,954	$2,969,851
Freddie Mac REMICS, Series 3346, Class FA
(LIBOR USD 1-Month plus 0.23%)
1.46%	02/15/19	[2]	524,178	524,505
Freddie Mac REMICS, Series 3524, Class FC
(LIBOR USD 1-Month plus 0.94%)
2.17%	06/15/38	[2]	1,193,858	1,220,259
Freddie Mac REMICS, Series 3531, Class FM
(LIBOR USD 1-Month plus 0.90%)
2.13%	05/15/39	[2]	1,287,923	1,313,927
Freddie Mac REMICS, Series 3672, Class A
6.00%	05/15/40		197,085	213,933
Freddie Mac REMICS, Series 3792, Class DF
(LIBOR USD 1-Month plus 0.40%)
1.63%	11/15/40	[2]	1,557,765	1,560,203
Freddie Mac REMICS, Series 3824, Class FA
(LIBOR USD 1-Month plus 0.15%)
1.38%	03/15/26	[2]	908,939	908,876
Freddie Mac REMICS, Series 3828, Class TF
(LIBOR USD 1-Month plus 0.40%)
1.63%	04/15/29	[2]	498,022	498,919
Freddie Mac REMICS, Series 4060, Class FJ
(LIBOR USD 1-Month plus 0.35%)
1.58%	02/15/41	[2]	8,427,723	8,437,436
Freddie Mac REMICS, Series 4109, Class KF
(LIBOR USD 1-Month plus 0.40%)
1.63%	05/15/32	[2]	4,065,953	4,072,113
Freddie Mac REMICS, Series 4235, Class FA
(LIBOR USD 1-Month plus 0.35%)
1.58%	01/15/34	[2]	4,989,450	5,002,210
Freddie Mac Strips, Series 240, Class F30
(LIBOR USD 1-Month plus 0.30%)
1.53%	07/15/36	[2]	3,329,119	3,330,898
Freddie Mac Strips, Series 263, Class F5
(LIBOR USD 1-Month plus 0.50%)
1.73%	06/15/42	[2]	4,593,355	4,631,944
Freddie Mac Strips, Series 319, Class F2
(LIBOR USD 1-Month plus 0.50%)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
1.73%	11/15/43	[2]	$20,785,804	$20,948,676
Ginnie Mae I Pool 422972
6.50%	07/15/29		22,202	24,513
Ginnie Mae II Pool 1849
8.50%	08/20/24		399	413
Ginnie Mae II Pool 2020
8.50%	06/20/25		1,037	1,141
Ginnie Mae II Pool 2286
8.50%	09/20/26		1,392	1,553
Ginnie Mae II Pool 2487
8.50%	09/20/27		11,832	13,206
Ginnie Mae II Pool 80059
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
2.63%	04/20/27	[2]	21,158	21,904
Ginnie Mae II Pool 80589
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
2.38%	03/20/32	[2]	38,888	39,175
Ginnie Mae II Pool 80610
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
2.63%	06/20/32	[2]	13,319	13,866
Ginnie Mae II Pool 80968
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
2.13%	07/20/34	[2]	432,995	445,025
Ginnie Mae II Pool 81201
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.00%)
2.88%	01/20/35	[2]	12,072	12,830
Ginnie Mae II Pool 8599
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
3.00%	02/20/25	[2]	17,521	18,170
Ginnie Mae, Series 2003-11, Class FK
(LIBOR USD 1-Month plus 0.30%)
1.53%	02/16/33	[2]	1,477,857	1,480,499
Ginnie Mae, Series 2004-5, Class PF
(LIBOR USD 1-Month plus 0.55%)
1.79%	02/20/33	[2]	744,234	745,276
Ginnie Mae, Series 2009-106, Class XI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.80%, 6.80% Cap)
5.56%	05/20/37	[2]	6,710,586	1,174,587
Ginnie Mae, Series 2012-13, Class KF
(LIBOR USD 1-Month plus 0.30%)
1.54%	07/20/38	[2]	1,650,871	1,655,859
Ginnie Mae, Series 2013-53, Class AD
1.50%	12/20/26		3,911,093	3,839,294

See accompanying notes to Schedule of Portfolio Investments.

65 / Semi-Annual Report September 2017

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
NCUA Guaranteed Notes, Series 2010-R1, Class A1
(LIBOR USD 1-Month plus 0.45%)
1.68%	10/07/20	[2]	$6,102,786	$6,120,546
NCUA Guaranteed Notes, Series 2010-R2, Class 1A
(LIBOR USD 1-Month plus 0.37%)
1.60%	11/06/17	[2]	6,188,972	6,189,093
NCUA Guaranteed Notes, Series 2010-R3, Class 1A
(LIBOR USD 1-Month plus 0.56%)
1.79%	12/08/20	[2]	9,248,039	9,269,912
NCUA Guaranteed Notes, Series 2010-R3, Class 2A
(LIBOR USD 1-Month plus 0.56%)
1.79%	12/08/20	[2]	4,348,696	4,365,025
NCUA Guaranteed Notes, Series 2011-R1, Class 1A
(LIBOR USD 1-Month plus 0.45%)
1.68%	01/08/20	[2]	4,685,158	4,699,594
NCUA Guaranteed Notes, Series 2011-R3, Class 1A
(LIBOR USD 1-Month plus 0.40%)
1.64%	03/11/20	[2]	2,371,775	2,372,299
NCUA Guaranteed Notes, Series 2011-R4, Class 1A
(LIBOR USD 1-Month plus 0.38%)
1.61%	03/06/20	[2]	80,385	80,386

				264,532,248

Total Mortgage-Backed
(Cost $824,259,089)				835,249,863

MUNICIPAL BONDS — 0.02%*
California — 0.02%
State of California, Taxable, Various Purpose
6.20%	03/01/19		600,000	637,968

Total Municipal Bonds
(Cost $632,223)				637,968

U.S. TREASURY SECURITIES — 33.23%
U.S. Treasury Notes — 33.23%
U.S. Treasury Notes
0.75%	02/28/18		58,265,000	58,168,271
0.75%	08/15/19		224,590,000	221,672,962
1.25%	08/31/19		99,295,000	98,883,857
1.38%	07/31/19		319,370,000	318,895,934
1.38%	09/30/19		133,220,000	132,959,169
1.38%	02/15/20		41,875,000	41,712,244
1.50%	06/15/20		51,120,000	51,014,166

Issues	Maturity Date		Principal Amount	Value
U.S. TREASURY SECURITIES (continued)
U.S. Treasury Notes (continued)
U.S. Treasury Notes (WI)
1.88%	09/30/22		$47,335,000	$47,222,264

Total U.S. Treasury Securities
(Cost $973,917,485)				970,528,867

Total Bonds – 93.76%
(Cost $2,726,180,952)				2,738,328,457

Issues			Shares	Value
COMMON STOCK — 0.07%
Electric — 0.07%
Homer City Holdings LLC[3,5,6]			106,501	2,156,645

Total Common Stock
(Cost $6,078,660)

Purchased Swaptions – 0.00%
(Cost $939,000)				36,012

Issues	Maturity Date		Principal Amount/ Share	Value
SHORT-TERM INVESTMENTS — 13.00%
Foreign Government Obligations — 3.79%
Japan Treasury Discount Bill, Series 699 (Japan)
0.00%[8]	11/06/17	[4]	4,530,000,000	40,248,284
Japan Treasury Discount Bill, Series 703 (Japan)
0.00%[8]	11/20/17	[4]	4,160,000,000	36,962,782
Japan Treasury Discount Bill, Series 711 (Japan)
0.00%[8]	01/10/18	[4]	3,765,000,000	33,459,516

				110,670,582

Money Market Funds — 5.40%
Dreyfus Government Cash Management Fund
0.92%[9]			143,990,000	143,990,000
Fidelity Investments Money Market Funds - Government Portfolio
0.91%[9,10]			1,772	1,772
Morgan Stanley Institutional Liquidity Funds-Government Portfolio
0.90%[9]			13,828,000	13,828,000

				157,819,772

U.S. Treasury Bills — 3.81%
U.S. Treasury Bills
0.99%[8]	02/01/18		$20,000,000	$19,928,156

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 66

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount/ Share	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Treasury Bills (continued)
1.00%[8]	01/04/18		20,000,000	19,946,326
1.02%[8]	02/08/18		70,000,000	69,730,354
1.05%[8]	03/01/18	[11]	1,663,000	1,655,257

				111,260,093

Total Short-Term Investments
(Cost $381,645,847)				379,750,447

Issues				Value
Total Investments Before Written Swaptions – 106.83%
(Cost $3,114,844,459)[1]				3,120,271,561

Written Swaptions – 0.00%
(Cost $(540,000))				(17,835)

Liabilities in Excess of Other Assets – (6.83)%				(199,542,549)

Net Assets – 100.00%				$2,920,711,177

Notes:

[1]	Cost for federal income tax purposes is $3,115,228,619 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$25,542,066
Gross unrealized (depreciation)	(19,380,060)

Net unrealized appreciation	$6,162,006

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2017.
[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $21,535,158, which is 0.74% of total net assets.
[7]	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
[8]	Represents annualized yield at date of purchase.
[9]	Represents the current yield as of September 30, 2017.
[10]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $1,772.
[11]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $1,365,634.
†	Fair valued security. The aggregate value of fair valued securities is $863,267, which is 0.03% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(CLO): Collateralized Loan Obligation

(GMTN): Global medium-term note

(IO): Interest only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(STEP): Step coupon bond

(USD): U.S. dollar

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

67 / Semi-Annual Report September 2017

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 41,051,201	JPY 4,530,000,000	Goldman Sachs International	11/06/17	$733,697
USD 38,365,766	JPY 4,160,000,000	Bank of America N.A.	11/20/17	1,320,703

				2,054,400

USD 33,567,219	JPY 3,765,000,000	Goldman Sachs International	01/10/18	(61,936)

NET UNREALIZED APPRECIATION				$1,992,464

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two Year Note	2,521	12/29/17	$543,787,578	$(1,278,531)	$(1,278,531)
U.S. Treasury Five Year Note	270	12/29/17	31,725,000	(226,691)	(226,691)

			575,512,578	(1,505,222)	(1,505,222)

FUTURES CONTRACTS: SHORT POSITIONS
Euro-Bobl	202	12/07/17	(22,414,433)	109,657	109,657

TOTAL FUTURES CONTRACTS			$553,098,145	$(1,395,565)	$(1,395,565)

			Received by the Fund		Paid by the Fund
Descriptions	Counterparty	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount	Value	Premiums Paid/(Received)	Unrealized (Depreciation)
PURCHASED SWAPTIONS
Option to enter into a 30-year Interest Rate Swap	Goldman Sachs International	12/24/23	3 month USD LIBOR	Quarterly	6.00%	Quarterly	$30,000,000	$36,012	$939,000	$(902,988)

			Received by the Fund		Paid by the Fund
Descriptions	Counterparty	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount	Value	Premiums (Received)	Unrealized Appreciation
WRITTEN SWAPTIONS
Option to enter into a 30-year Interest Rate Swap	Goldman Sachs International	12/24/23	7.50%	Quarterly	3 month USD LIBOR	Quarterly	$(30,000,000)	$(17,835)	$(540,000)	$522,165

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 68

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 93.48%
ASSET-BACKED SECURITIES — 12.12%**
Bayview Commercial Asset Trust, Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.37%)
1.61%	01/25/35	[2,3]	$239,362	$231,577
Bayview Commercial Asset Trust, Series 2006-4A, Class A1
(LIBOR USD 1-Month plus 0.23%)
1.46%	12/25/36	[2,3]	733,799	695,920
Bayview Commercial Asset Trust, Series 2007-3, Class A1
(LIBOR USD 1-Month plus 0.24%)
1.47%	07/25/37	[2,3]	332,176	316,415
Crystal River, Series 2005-1A, Class A (Cayman Islands)
(LIBOR USD 3-Month plus 0.36%)
1.42%	03/02/46	[2,3,4,5,6]	470,845	78,310
Dryden 37 Senior Loan Fund, Series 2015-37A, Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.50%)
2.80%	04/15/27	[2,3,6]	420,000	420,724
Education Loan Asset-Backed Trust, Series 2013-1, Class A2
(LIBOR USD 1-Month plus 0.80%)
2.04%	04/26/32	[2,3]	645,000	635,557
GE Business Loan Trust, Series 2005-1A, Class A3
(LIBOR USD 1-Month plus 0.25%)
1.48%	06/15/33	[2,3]	283,001	277,523
GE Business Loan Trust, Series 2005-2A, Class A
(LIBOR USD 1-Month plus 0.24%)
1.47%	11/15/33	[2,3]	232,796	228,467
Global SC Finance II SRL, Series 2014-1A, Class A2 (Barbados)
3.09%	07/17/29	[3,6]	208,417	204,488
Higher Education Funding, Series 2014-1, Class A
(LIBOR USD 3-Month plus 1.05%)
2.37%	05/25/34	[2,3]	454,562	453,233
Limerock CLO II Ltd., Series 2014-2A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.30%)
2.60%	04/18/26	[2,3,6]	200,000	200,727
Magnetite XII CLO Ltd., Series 2015-12A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.33%)
2.63%	04/15/27	[2,3,6]	420,000	423,252
Nelnet Student Loan Trust, Series 2014-4A, Class A2
(LIBOR USD 1-Month plus 0.95%)
2.19%	11/25/48	[2,3]	500,000	490,666

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Panthera Aviation, Series 2013-1
10.00%	01/25/22	3,4,5,†	$338,214	$142,045
Scholar Funding Trust, Series 2012-B, Class A2
(LIBOR USD 1-Month plus 1.10%)
2.33%	03/28/46	[2,3]	962,980	963,751
SLC Student Loan Trust, Series 2004-1, Class B
(LIBOR USD 3-Month plus 0.29%)
1.61%	08/15/31	[2]	229,649	210,113
SLC Student Loan Trust, Series 2006-2, Class B
(LIBOR USD 3-Month plus 0.23%)
1.55%	12/15/39	[2]	428,754	378,958
SLM Student Loan Trust, Series 2004-2, Class B
(LIBOR USD 3-Month plus 0.47%)
1.78%	07/25/39	[2]	428,479	398,146
SLM Student Loan Trust, Series 2004-3A, Class A6A
(LIBOR USD 3-Month plus 0.55%)
1.86%	10/25/64	[2,3]	270,000	264,744
SLM Student Loan Trust, Series 2005-9, Class B
(LIBOR USD 3-Month plus 0.30%)
1.61%	01/25/41	[2]	325,715	296,472
SLM Student Loan Trust, Series 2006-2, Class A6
(LIBOR USD 3-Month plus 0.17%)
1.48%	01/25/41	[2]	1,200,000	1,160,896
SLM Student Loan Trust, Series 2007-6, Class B
(LIBOR USD 3-Month plus 0.85%)
2.16%	04/27/43	[2]	242,067	229,209
SLM Student Loan Trust, Series 2007-7, Class B
(LIBOR USD 3-Month plus 0.75%)
2.06%	10/27/70	[2]	215,000	197,276
SLM Student Loan Trust, Series 2008-2, Class B
(LIBOR USD 3-Month plus 1.20%)
2.51%	01/25/83	[2]	340,000	321,500
SLM Student Loan Trust, Series 2008-3, Class B
(LIBOR USD 3-Month plus 1.20%)
2.51%	04/26/83	[2]	340,000	320,500
SLM Student Loan Trust, Series 2008-4, Class B
(LIBOR USD 3-Month plus 1.85%)
3.16%	04/25/73	[2]	340,000	332,953
SLM Student Loan Trust, Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)

See accompanying notes to Schedule of Portfolio Investments.

69 / Semi-Annual Report September 2017

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
3.16%	07/25/73	[2]	$235,000	$235,551
SLM Student Loan Trust, Series 2008-6, Class B
(LIBOR USD 3-Month plus 1.85%)
3.16%	07/26/83	[2]	340,000	334,663
SLM Student Loan Trust, Series 2008-7, Class B
(LIBOR USD 3-Month plus 1.85%)
3.16%	07/26/83	[2]	340,000	337,840
SLM Student Loan Trust, Series 2008-8, Class B
(LIBOR USD 3-Month plus 2.25%)
3.56%	10/25/75	[2]	340,000	341,469
SLM Student Loan Trust, Series 2011-1, Class A2
(LIBOR USD 1-Month plus 1.15%)
2.39%	10/25/34	[2]	310,000	318,068
Structured Receivables Finance 2 LLC, Series 2000, Class A
4.71%	04/15/48	[3]	26,914	26,975
Structured Receivables Finance LLC, Series 2010-A, Class B
7.61%	01/16/46	3,†	369,274	413,698
Structured Receivables Finance LLC, Series 2010-B, Class B
7.97%	08/15/36	[3]	374,903	442,614
Wachovia Student Loan Trust, Series 2006-1, Class A6
(LIBOR USD 3-Month plus 0.17%)
1.48%	04/25/40	[2,3]	300,000	282,095

Total Asset-Backed Securities (Cost $12,827,435)				12,606,395

BANK LOANS — 0.19%*
Services — 0.19%
AABS Ltd., Term Loan, Series 2013-1, Class A (STEP) (Bermuda)
4.88%	01/15/38	6,†	199,638	203,122

Total Bank Loans (Cost $201,266)
CORPORATES — 31.60%*
Automotive — 0.24%
General Motors Co.
3.50%	10/02/18		250,000	254,122

Banking — 4.96%
Bank of America Corp.
3.71%	04/24/28	[7]	525,000	532,757
7.63%	06/01/19		400,000	436,121
Bank of America Corp. (MTN)
5.65%	05/01/18		900,000	920,308
6.88%	04/25/18		300,000	308,621

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Discover Bank
2.60%	11/13/18		$250,000	$251,798
HBOS PLC (GMTN) (United Kingdom)
6.75%	05/21/18	[3,6]	455,000	468,099
JPMorgan Chase & Co.
3.22%	03/01/25	[7]	420,000	427,038
3.90%	07/15/25		250,000	262,466
Santander UK Group Holdings PLC (United Kingdom)
2.88%	08/05/21	[6]	165,000	166,086
Wachovia Corp. (MTN)
5.75%	02/01/18		790,000	801,053
Wells Fargo & Co. (MTN)
3.58%	05/22/28	[7]	575,000	584,478

				5,158,825

Communications — 1.58%
AT&T, Inc.
4.13%	02/17/26		200,000	205,570
4.80%	06/15/44		350,000	342,163
5.25%	03/01/37		265,000	278,207
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%	05/01/27	[3]	46,000	46,692
Charter Communications Operating LLC/Charter Communications Operating Capital
6.48%	10/23/45		200,000	234,890
Intelsat Jackson Holdings SA (Luxembourg)
5.50%	08/01/23	[6]	25,000	21,313
9.75%	07/15/25	[3,6]	40,000	40,500
Level 3 Financing, Inc.
5.13%	05/01/23		20,000	20,388
5.38%	01/15/24		30,000	30,863
T-Mobile USA, Inc.
6.63%	04/01/23		50,000	52,500
Verizon Communications, Inc.
4.52%	09/15/48		225,000	218,731
4.86%	08/21/46		150,000	153,582

				1,645,399

Consumer Discretionary — 0.53%
BAT International Finance PLC (United Kingdom)
1.85%	06/15/18	[3,6]	350,000	350,158
Central Garden & Pet Co.
6.13%	11/15/23		55,000	59,125
DS Services of America, Inc.
10.00%	09/01/21	[3]	23,000	24,380

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 70

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September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary (continued)
First Quality Finance Co., Inc.
5.00%	07/01/25	[3]	$55,000	$56,856
GLP Capital LP/GLP Financing II, Inc.
5.38%	04/15/26		55,000	60,156

				550,675

Electric — 1.93%
Duke Energy Carolinas LLC
3.75%	06/01/45		355,000	358,421
FirstEnergy Corp., Series B
3.90%	07/15/27		160,000	162,808
Pennsylvania Electric Co.
5.20%	04/01/20		400,000	424,869
Puget Energy, Inc.
6.00%	09/01/21		250,000	280,221
Southern Co. Gas Capital Corp.
3.25%	06/15/26		500,000	488,056
Southwestern Electric Power Co., Series K
2.75%	10/01/26		300,000	290,632

				2,005,007

Energy — 2.33%
Antero Resources Corp.
5.00%	03/01/25		35,000	35,658
Cheniere Corpus Christi Holdings LLC
5.13%	06/30/27	[3]	18,000	18,585
Diamondback Energy, Inc.
4.75%	11/01/24		33,000	33,868
EQT Midstream Partners LP
4.13%	12/01/26		350,000	351,140
Florida Gas Transmission Co. LLC
7.90%	05/15/19	[3]	200,000	217,468
Gulfport Energy Corp.
6.38%	05/15/25		13,000	13,211
HollyFrontier Corp.
5.88%	04/01/26		285,000	310,492
Kinder Morgan, Inc.
5.63%	11/15/23	[3]	200,000	223,047
Parsley Energy LLC/Parsley Finance Corp.
5.38%	01/15/25	[3]	35,000	35,919
Plains All American Pipeline LP/PAA Finance Corp.
4.65%	10/15/25		125,000	129,500
QEP Resources, Inc.
5.25%	05/01/23		14,000	13,685
5.38%	10/01/22		13,000	12,838
Rockies Express Pipeline LLC
5.63%	04/15/20	[3]	75,000	79,219

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Ruby Pipeline LLC
6.00%	04/01/22	[3]	$200,000	$212,876
Sabine Pass Liquefaction LLC
4.20%	03/15/28		175,000	176,531
Texas Eastern Transmission LP
2.80%	10/15/22	[3]	300,000	297,428
Williams Partners LP
3.60%	03/15/22		250,000	258,554

				2,420,019

Finance — 8.62%
Bear Stearns Cos. LLC (The)
7.25%	02/01/18		500,000	509,340
Citigroup, Inc.
1.70%	04/27/18		380,000	380,018
2.50%	09/26/18		400,000	402,653
3.67%	07/24/28	[7]	405,000	409,155
6.13%	05/15/18		325,000	333,626
(LIBOR USD 3-Month plus 0.55%)
1.87%	08/25/36	[2]	200,000	166,887
Ford Motor Credit Co. LLC
2.15%	01/09/18		300,000	300,408
3.16%	08/04/20		275,000	280,621
General Electric Corp. (MTN)
(LIBOR USD 3-Month plus 0.48%)
1.80%	08/15/36	[2]	2,500,000	2,238,884
Goldman Sachs Group, Inc. (The)
3.69%	06/05/28	[7]	200,000	202,377
5.95%	01/18/18		750,000	759,565
6.15%	04/01/18		885,000	904,448
International Lease Finance Corp.
7.13%	09/01/18	[3]	500,000	523,803
Morgan Stanley
(LIBOR USD 3-Month plus 0.93%)
2.24%	07/22/22	[2]	500,000	502,169
Morgan Stanley (GMTN)
6.63%	04/01/18		500,000	512,283
7.30%	05/13/19		500,000	541,451

				8,967,688

Food — 0.22%
Chobani LLC/Chobani Finance Corp., Inc.
7.50%	04/15/25	[3]	34,000	37,060
Kraft Heinz Foods Co.
3.00%	06/01/26		200,000	191,940

				229,000

See accompanying notes to Schedule of Portfolio Investments.

71 / Semi-Annual Report September 2017

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Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care — 3.44%
Abbott Laboratories
3.75%	11/30/26		$355,000	$365,220
Actavis Funding SCS (Luxembourg)
3.80%	03/15/25	[6]	250,000	260,036
Amgen, Inc.
4.40%	05/01/45		200,000	212,591
Anthem, Inc.
1.88%	01/15/18		400,000	400,272
Celgene Corp.
5.00%	08/15/45		320,000	365,841
Centene Corp.
4.75%	01/15/25		81,000	84,240
DaVita, Inc.
5.13%	07/15/24		31,000	31,136
Fresenius Medical Care U.S. Finance II, Inc.
4.13%	10/15/20	[3]	400,000	420,632
5.63%	07/31/19	[3]	300,000	318,424
Gilead Sciences, Inc.
4.15%	03/01/47		205,000	210,541
HCA, Inc.
5.00%	03/15/24		80,000	85,400
Molina Healthcare, Inc.
4.88%	06/15/25	[3]	33,000	32,670
5.38%	11/15/22		9,000	9,360
Shire Acquisitions Investments Ireland DAC (Ireland)
1.90%	09/23/19	[6]	400,000	399,401
Tenet Healthcare Corp.
4.63%	07/15/24	[3]	46,000	45,699
Valeant Pharmaceuticals International, Inc. (Canada)
6.13%	04/15/25	[3,6]	200,000	176,000
6.50%	03/15/22	[3,6]	60,000	63,600
7.00%	03/15/24	[3,6]	55,000	58,801
WellCare Health Plans, Inc.
5.25%	04/01/25		38,000	40,090

				3,579,954

Industrials — 0.69%
Crown Americas LLC/Crown Americas Capital Corp. V
4.25%	09/30/26		55,000	55,688
Graphic Packaging International, Inc.
4.88%	11/15/22		55,000	58,714
Sealed Air Corp.
5.25%	04/01/23	[3]	100,000	108,250
United Technologies Corp. (STEP)
1.78%	05/04/18		500,000	500,311

				722,963

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Information Technology — 0.16%
CDK Global, Inc.
4.88%	06/01/27	[3]	$17,000	$17,489
5.00%	10/15/24		22,000	23,705
First Data Corp.
5.00%	01/15/24	[3]	49,000	51,060
MSCI, Inc.
4.75%	08/01/26	[3]	22,000	23,183
Quintiles IMS, Inc.
4.88%	05/15/23	[3]	51,000	53,295

				168,732

Insurance — 0.88%
Farmers Exchange Capital II
6.15%	11/01/53	[3,7]	450,000	513,050
Nationwide Mutual Insurance Co.
(LIBOR USD 3-Month plus 2.29%)
3.61%	12/15/24	[2,3]	400,000	400,500

				913,550

Materials — 0.05%
Valvoline, Inc.
5.50%	07/15/24	[3]	50,000	53,594

Real Estate Investment Trust (REIT) — 4.01%
Boston Properties LP
3.70%	11/15/18		350,000	355,545
Education Realty Operating Partnership LP
4.60%	12/01/24		300,000	309,750
HCP, Inc.
3.88%	08/15/24		325,000	334,344
Highwoods Realty LP
7.50%	04/15/18		500,000	514,758
National Retail Properties, Inc.
6.88%	10/15/17		500,000	500,877
Prologis LP
4.00%	01/15/18		400,000	400,384
Realty Income Corp.
2.00%	01/31/18		500,000	500,455
SBA Communications Corp.
4.00%	10/01/22	[3]	58,000	58,580
4.88%	09/01/24		35,000	36,181
Ventas Realty LP/Ventas Capital Corp.
2.00%	02/15/18		600,000	600,590
VEREIT Operating Partnership LP
3.00%	02/06/19		140,000	141,138
Welltower, Inc.
3.75%	03/15/23		400,000	416,853

				4,169,455

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 72

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Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Retail — 0.42%
BC ULC/New Red Finance, Inc. (Canada)
4.25%	05/15/24	[3,6]	$20,000	$20,120
Walgreens Boots Alliance, Inc.
3.80%	11/18/24		400,000	414,618

				434,738

Services — 0.07%
Aramark Services, Inc.
4.75%	06/01/26		29,000	30,552
IHS Markit Ltd. (United Kingdom)
5.00%	11/01/22	[3,6]	40,000	43,300

				73,852

Transportation — 1.47%
Continental Airlines Pass-Through Trust, Series 2007, Class 1B
6.90%	04/19/22		1,074,043	1,138,486
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G1
6.72%	01/02/23		350,654	393,280

				1,531,766

Total Corporates
(Cost $32,201,700)				32,879,339

MORTGAGE-BACKED — 48.52%**
Non-Agency Commercial Mortgage-Backed — 7.69%
Banc of America Merrill Lynch Commercial Mortgage Trust, Series 2014-520M, Class A
4.33%	08/15/46	[3,7]	110,000	118,218
CGRBS Commercial Mortgage Trust, Series 2013-VN05, Class A
3.37%	03/13/35	[3]	80,000	82,452
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4
6.43%	12/10/49	[7]	16,974	16,976
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class XA (IO)
1.98%	09/10/45	[3,4,5,7]	1,701,540	117,619
COBALT CMBS Commercial Mortgage Trust, Series 2007-C2, Class X
0.28%	04/15/47	[3,7]	33,217,543	75,500
Commercial Mortgage Trust, Series 2006-GG7, Class AM
5.96%	07/10/38	[7]	400,516	402,756
Commercial Mortgage Trust, Series 2013-CR12, Class XA
1.49%	10/10/46	[4,5,7]	2,216,432	119,757
GS Mortgage Securities Trust, Series 2010-C2, Class A1
3.85%	12/10/43	[3]	595,298	610,191

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
GS Mortgage Securities Trust,
Series 2012-SHOP, Class A
2.93%	06/05/31	[3]	$110,000	$111,576
GS Mortgage Securities Trust,
Series 2017-GPTX, Class XCP
0.91%	05/10/34	[3,4,5,7]	5,000,000	103,942
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class XA
1.43%	11/15/45	[4,5,7]	4,259,348	188,731
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class ASB
3.43%	08/15/47		680,000	707,034
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class A2
3.18%	09/15/47		815,000	829,317
JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class XA
1.21%	11/15/47	[4,5,7]	3,296,806	147,506
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C2,
Class A2
3.62%	11/15/43	[3]	179,308	181,509
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-CNTR,
Class A1
3.30%	08/05/32	[3]	128,541	129,166
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-CNTR,
Class A2
4.31%	08/05/32	[3]	110,000	114,532
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3,
Class A3
4.39%	02/15/46	[3]	659,835	665,791
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C13,
Class XA (IO)
0.63%	01/15/46	[4,5,7]	11,949,097	93,947
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16,
Class A2
3.07%	12/15/46		559,272	565,048
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11,
Class XA (IO)
1.48%	04/15/46	[4,5,7]	1,860,005	101,947
LB-UBS Commercial Mortgage Trust, Series 2003-C1, Class XCL
2.32%	12/15/36	[3,7]	1,967,793	21,719
Morgan Stanley Capital I Trust, Series 2011-C3, Class A3
4.05%	07/15/49		500,484	515,601

See accompanying notes to Schedule of Portfolio Investments.

73 / Semi-Annual Report September 2017

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
Morgan Stanley Capital I Trust, Series 2016-UB11, Class A1
1.45%	08/15/49		$493,625	$489,037
Morgan Stanley Capital I Trust, Series 2016-UBS9, Class A1
1.71%	03/15/49		352,084	348,237
OBP Depositor LLC Trust, Series 2010-OBP, Class A
4.65%	07/15/45	[3]	210,000	221,902
VNDO Mortgage Trust, Series 2013-PENN, Class A
3.81%	12/13/29	[3]	102,500	106,992
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM
6.22%	02/15/51	[7]	92,091	92,788
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class XA (IO)
1.92%	11/15/44	[3,4,5,7]	3,816,815	216,007
WF-RBS Commercial Mortgage Trust, Series 2012-C9, Class XA
2.17%	11/15/45	[3,4,5,7]	1,235,142	96,162
WF-RBS Commercial Mortgage Trust, Series 2014-C21, Class A2
2.92%	08/15/47		405,000	411,125

				8,003,085

Non-Agency Mortgage-Backed — 31.68%
ACE Securities Corp., Series 2006-HE3, Class A2C (LIBOR USD 1-Month plus 0.15%)
1.39%	06/25/36	[2]	1,620,717	1,118,717
Adjustable Rate Mortgage Trust, Series 2005-5, Class 6A21 (LIBOR USD 1-Month plus 0.23%)
1.47%	09/25/35	[2]	261,078	261,234
Banc of America Alternative Loan Trust, Series 2005-2, Class 4A1
5.50%	03/25/20		124,382	124,342
Banc of America Funding Trust, Series 2006-3, Class 5A3
5.50%	03/25/36		479,183	457,715
BCAP LLC Trust, Series 2007-AA1, Class 1A2 (LIBOR USD 1-Month plus 0.16%)
1.40%	02/25/47	[2]	40,290	40,573
BCAP LLC Trust, Series 2011-RR3, Class 1A5
3.58%	05/27/37	[3,7]	301,809	302,711
BCAP LLC Trust, Series 2011-RR3, Class 5A3
3.56%	11/27/37	[3,7]	872,307	872,722

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns ALT-A Trust, Series 2005-1, Class A1 (LIBOR USD 1-Month plus 0.56%)
1.80%	01/25/35	[2]	$332,543	$329,275
Bear Stearns ARM Trust, Series 2005-2, Class A1 (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.45%)
3.26%	03/25/35	[2]	181,205	183,404
Chase Funding Trust, Series 2007-A1, Class 8A1
3.48%	02/25/37	[7]	173,917	177,809
Citigroup Mortgage Loan Trust, Inc., Series 2005-OPT3, Class M2 (LIBOR USD 1-Month plus 0.68%)
1.91%	05/25/35	[2]	279,854	282,597
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	08/01/32	[7]	215,224	225,799
Conseco Financial Corp., Series 1996-7, Class M1
7.70%	09/15/26	[7]	397,015	427,415
Conseco Financial Corp., Series 1997-3, Class A7
7.64%	03/15/28	[7]	31,751	32,238
Conseco Financial Corp., Series 1998-3, Class A6
6.76%	03/01/30	[7]	312,973	333,625
Conseco Financial Corp., Series 1998-4, Class A6
6.53%	04/01/30	[7]	410,273	438,134
Conseco Financial Corp., Series 1998-4, Class A7
6.87%	04/01/30	[7]	203,154	218,455
Conseco Financial Corp., Series 1999-5, Class A5
7.86%	03/01/30	[7]	88,415	75,771
Conseco Financial Corp., Series 2002-C, Class BF1
8.00%	06/15/32	[7]	848,176	877,215
Conseco Financial Corp., Series 2002-C, Class BF2
8.00%	06/15/32	[3,7]	596,789	637,349
Credit Suisse Mortgage Trust, Series 2014-4R, Class 16A1 (LIBOR USD 1-Month plus 0.20%)
1.43%	02/27/36	[2,3]	287,565	284,885
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2B (STEP)
4.28%	02/25/37		1,261,193	918,894

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 74

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Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2C (STEP)
4.28%	02/25/37		$416,455	$303,387
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB3, Class A3 (STEP)
3.88%	03/25/37		1,162,857	657,097
GMAC Mortgage Corp. Loan Trust, Series 2006-AR1, Class 1A1
3.85%	04/19/36	[7]	512,976	494,787
GreenPoint Mortgage Funding Trust, Series 2006-AR8, Class 1A2A (LIBOR USD 1-Month plus 0.18%)
1.42%	01/25/47	[2]	15,918	16,055
GSAMP Trust, Series 2005-HE5, Class M1 (LIBOR USD 1-Month plus 0.42%)
1.66%	11/25/35	[2]	240,804	241,464
GSR Mortgage Loan Trust, Series 2007-AR2, Class 5A1A
3.28%	05/25/37	[7]	714,209	643,465
HSBC Home Equity Loan Trust, Series 2007-3, Class A4 (LIBOR USD 1-Month plus 1.50%)
2.74%	11/20/36	[2]	51,411	51,606
HSBC Home Equity Loan Trust, Series 2007-3, Class APT (LIBOR USD 1-Month plus 1.20%)
2.44%	11/20/36	[2]	23,048	23,080
HSI Asset Loan Obligation Trust, Series 2007-2, Class 2A12
6.00%	09/25/37		434,338	399,234
Impac CMB Trust, Series 2004-4, Class 1A2 (LIBOR USD 1-Month plus 0.62%)
1.86%	09/25/34	[2]	498,822	491,227
IndyMac Index Mortgage Loan Trust, Series 2005-AR25, Class 2A1
3.30%	12/25/35	[7]	519,645	500,264
IndyMac Index Mortgage Loan Trust,
Series 2007-FLX2, Class A1C
(LIBOR USD 1-Month plus 0.19%)
1.43%	04/25/37	[2]	2,642,440	2,347,388
IndyMac Manufactured Housing Contract,
Series 1997-1, Class A3
6.61%	02/25/28		267,692	271,012
IndyMac Manufactured Housing Contract,
Series 1997-1, Class A4
6.75%	02/25/28		112,690	114,399
IndyMac Manufactured Housing Contract,
Series 1998-1, Class A4
6.49%	09/25/28		105,329	111,189

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Manufactured Housing Contract, Series 1998-1, Class A5
6.96%	09/25/28	[7]	$253,878	$275,595
IndyMac Manufactured Housing Contract, Series 1998-2, Class A2
6.17%	08/25/29		8,589	8,580
IndyMac Manufactured Housing Contract, Series 1998-2, Class A4
6.64%	08/25/29	[7]	85,036	85,699
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AF6 (STEP)
4.48%	03/25/47		1,015,299	773,426
JPMorgan Mortgage Trust, Series 2006-S2, Class 2A2
5.88%	06/25/21		365,221	356,011
JPMorgan Mortgage Trust, Series 2007-S1, Class 1A2
5.50%	03/25/22		194,542	201,536
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A6
6.47%	04/15/40	[7]	166,154	170,989
Lehman XS Trust, Series 2006-13, Class 1A2 (LIBOR USD 1-Month plus 0.17%)
1.41%	09/25/36	[2]	407,862	397,177
Lehman XS Trust, Series 2006-9, Class A1B (LIBOR USD 1-Month plus 0.16%)
1.40%	05/25/46	[2]	435,422	421,751
MASTR Asset-Backed Securities Trust, Series 2007-HE1, Class A4 (LIBOR USD 1-Month plus 0.28%)
1.52%	05/25/37	[2]	1,810,500	1,295,390
Merrill Lynch Alternative Note Asset, Series 2007-A3, Class A2D (IO) (LIBOR USD 1-Month plus 0.33%)
1.57%	04/25/37	[2,4,5]	1,696,107	202,250
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2006-FF18, Class A2B (LIBOR USD 1-Month plus 0.11%)
1.35%	12/25/37	[2]	741,751	525,187
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-FF1, Class A2D (LIBOR USD 1-Month plus 0.22%)
1.46%	01/25/38	[2]	2,498,519	1,738,449
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-FF2, Class A2B (LIBOR USD 1-Month plus 0.10%)
1.34%	03/25/37	[2]	897,620	555,856
Merrill Lynch Mortgage Investors, Inc., Series 2004-HE2, Class A2C (LIBOR USD 1-Month plus 1.16%)

See accompanying notes to Schedule of Portfolio Investments.

75 / Semi-Annual Report September 2017

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
2.40%	08/25/35	[2]	$709,726	$701,703
Mid-State Trust XI, Series 2011, Class B
8.22%	07/15/38		11,041	11,842
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		742,419	844,558
Mid-State Trust, Series 2004-1, Class M1
6.50%	08/15/37		513,462	546,454
Mid-State Trust, Series 2005-1, Class A
5.75%	01/15/40		210,941	229,824
Morgan Stanley Mortgage Loan Trust, Series 2004-7AR, Class 2A4
3.00%	09/25/34	[7]	470,961	476,126
Morgan Stanley Mortgage Loan Trust, Series 2006-7, Class 5A2
5.96%	06/25/36	[7]	2,640,324	1,321,232
Oakwood Mortgage Investors, Inc., Series 1998-A, Class M
6.83%	05/15/28	[7]	318,529	327,859
Oakwood Mortgage Investors, Inc., Series 1998-D, Class A
6.40%	01/15/29		80,235	80,739
Oakwood Mortgage Investors, Inc., Series 1999-A, Class A2
5.89%	04/15/29		14,323	14,480
Oakwood Mortgage Investors, Inc., Series 1999-B, Class A4
6.99%	12/15/26		472,213	493,270
Oakwood Mortgage Investors, Inc., Series 2001-D, Class A3
5.90%	09/15/22	[7]	978,532	828,788
Oakwood Mortgage Investors, Inc., Series 2002-A, Class A3
6.03%	05/15/24	[7]	446,648	467,265
Residential Accredit Loans Trust, Series 2005-QA3, Class NB1
3.73%	03/25/35	[7]	746,059	559,907
SG Mortgage Securities Trust, Series 2007-NC1, Class A2 (LIBOR USD 1-Month plus 0.24%)
1.48%	12/25/36	[2,3]	1,680,422	1,102,340
Specialty Underwriting & Residential Finance, Series 2006-AB3, Class A2B (LIBOR USD 1-Month plus 0.15%)
1.39%	09/25/37	[2]	630,231	396,894
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 2A
3.41%	09/25/34	[7]	565,564	561,285
Structured Asset Investment Loan Trust, Series 2005-4, Class M2 (LIBOR USD 1-Month plus 0.66%)
1.90%	05/25/35	[2]	296,257	297,623

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Terwin Mortgage Trust, Series 2004-7HE, Class A1 (LIBOR USD 1-Month plus 0.55%)
1.79%	07/25/34	[2,3]	$98,925	$95,219
WaMu Mortgage Pass-Through Certificates, Series 2005-AR8, Class 2A1A (LIBOR USD 1-Month plus 0.29%)
1.53%	07/25/45	[2]	113,013	111,647
Wells Fargo Home Equity Trust, Series 2007-1, Class A3 (LIBOR USD 1-Month plus 0.32%)
1.56%	03/25/37	[2]	1,500,000	1,195,759

				32,959,243

U.S. Agency Commercial Mortgage-Backed — 3.48%
Fannie Mae-Aces, Series 2011-M5, Class X
1.27%	07/25/21	[7]	5,310,200	195,307
Fannie Mae-Aces, Series 2012-M14, Class X2
0.58%	09/25/22	[7]	6,087,786	116,640
Fannie Mae-Aces, Series 2012-M2, Class X
0.82%	02/25/22	[7]	3,808,359	94,408
Fannie Mae-Aces, Series 2013-M13, Class FA (LIBOR USD 1-Month plus 0.35%)
1.59%	05/25/18	[2]	381,626	381,947
Fannie Mae-Aces, Series 2016-M13, Class FA (LIBOR USD 1-Month plus 0.67%)
1.96%	11/25/23	[2]	701,641	702,494
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K702,
Class X1 (IO)
1.62%	02/25/18	[7]	10,090,448	22,210
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K712, Class X1
1.45%	11/25/19	[7]	6,460,906	138,037
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K714, Class X1
0.82%	10/25/20	[7]	11,187,001	195,184
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KJ13, Class A1
2.06%	09/25/21		552,615	552,965
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KP01, Class X (IO)
3.24%	01/25/19	[7]	3,744,175	61,516

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 76

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS07, Class X
0.78%	09/25/25	[7]	$6,000,000	$263,469
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSCT, Class A1
3.19%	12/25/19		278,598	282,746
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSCT, Class AX
1.19%	01/25/20	[7]	3,402,811	71,517
Ginnie Mae, Series 2009-114, Class (IO)
0.00%	10/16/49	[7]	7,775,053	57,822
Ginnie Mae, Series 2011-77, Class (IO)
0.60%	04/16/42	[7]	1,447,858	72,965
Ginnie Mae, Series 2014-103, Class IO
0.65%	05/16/55	[7]	2,716,212	110,658
Ginnie Mae, Series 2014-125, Class (IO)
0.97%	11/16/54	[7]	2,527,406	168,648
Ginnie Mae, Series 2014-88, Class IE
0.32%	03/16/55	[7]	3,943,687	126,256

				3,614,789

U.S. Agency Mortgage-Backed — 5.67%
Fannie Mae Pool 463408
5.25%	08/01/24		268,075	301,064
Fannie Mae Pool 466411
3.31%	11/01/20		340,000	352,686
Fannie Mae Pool 468043
4.31%	06/01/21		258,040	275,689
Fannie Mae Pool 468542
4.50%	08/01/21		325,000	351,458
Fannie Mae Pool 874941
6.32%	11/01/37		515,395	553,341
Fannie Mae Pool AL2293
4.38%	06/01/21		636,392	680,551
Fannie Mae Pool FN0003
4.28%	01/01/21		338,835	361,088
Fannie Mae REMICS, Series 1993-80, Class S (-1.22 X LIBOR USD 1-Month plus 10.88%, 10.88% Cap)
9.37%	05/25/23	[2]	2,522	2,790
Fannie Mae REMICS, Series 2000-45, Class SA (IO) (-1.00 X LIBOR USD 1-Month plus 7.95%, 7.95% Cap)
6.72%	12/18/30	[2]	420,332	60,010
Fannie Mae REMICS, Series 2001-42, Class SB

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
(-16.00 X LIBOR USD 1-Month plus 128.00%, 8.50% Cap)
8.50%	09/25/31	[2]	$704	$854
Fannie Mae REMICS, Series 2003-124, Class TS (-14.00 X LIBOR USD 1-Month plus 100.80%, 9.80% Cap)
9.80%	01/25/34	[2]	7,883	9,426
Fannie Mae REMICS, Series 2003-64, Class KS (-1.29 X LIBOR USD 1-Month plus 9.64%, 9.64% Cap)
8.05%	07/25/18	[2]	19,202	18,670
Fannie Mae REMICS, Series 2005-92, Class US (IO) (-1.00 X LIBOR USD 1-Month plus 6.10%, 6.10% Cap)
4.86%	10/25/25	[2]	1,704,802	187,199
Fannie Mae REMICS, Series 2006-125, Class SM (IO) (-1.00 X LIBOR USD 1-Month plus 7.20%, 7.200% Cap)
5.96%	01/25/37	[2]	1,410,623	284,432
Fannie Mae REMICS, Series 2008-50, Class SA (IO) (-1.00 X LIBOR USD 1-Month plus 8.15%, 7.60% Cap)
4.81%	11/25/36	[2]	1,709,251	287,878
Fannie Mae REMICS, Series 2010-43, Class KS (IO) (-1.00 X LIBOR USD 1-Month plus 6.42%, 6.42% Cap)
5.18%	05/25/40	[2]	1,494,206	252,655
Freddie Mac REMICS, Series 1602, Class SN (-4.25 X Prime Rate plus 46.22%, 10.09% Cap)
10.09%	10/15/23	[2]	14,590	16,674
Freddie Mac REMICS, Series 1673, Class SD (-2.16 X US Treasury Yield Curve Rate T Note Constant Maturity 10 Year plus 19.39%, 18.31% Cap)
14.67%	02/15/24	[2]	125,811	154,136
Freddie Mac REMICS, Series 2642, Class BW (IO)
5.00%	06/15/23		4,673	201
Freddie Mac REMICS, Series 2990, Class ND (-2.54 X LIBOR USD 1-Month plus 16.89%, 16.89% Cap)
13.76%	12/15/34	[2]	72,397	80,528
Freddie Mac REMICS, Series 3242, Class SA (IO) (-1.00 X LIBOR USD 1-Month plus 6.35%, 6.35% Cap)
5.12%	11/15/36	[2]	4,706,201	800,749
Freddie Mac REMICS, Series 3247, Class SI (IO) (-1.00 X LIBOR USD 1-Month plus 6.65%, 0.15% Cap)
0.15%	08/15/36	[2]	19,859,153	150,383

See accompanying notes to Schedule of Portfolio Investments.

77 / Semi-Annual Report September 2017

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3260, Class AS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.38%, 6.38% Cap)
5.15%	01/15/37	[2]	$3,245,009	$475,238
Freddie Mac REMICS, Series 3289, Class SD (IO)
(-1.00 X LIBOR USD 1-Month plus 6.12%, 6.12% Cap)
4.89%	03/15/37	[2]	1,241,965	118,604
Ginnie Mae, Series 2001-31, Class SJ
(-3.50 X LIBOR USD 1-Month plus 28.00%, 28.00% Cap)
23.67%	02/20/31	[2]	21,939	35,227
Ginnie Mae, Series 2004-8, Class SE
(-2.00 X LIBOR USD 1-Month plus 14.30%, 14.30% Cap)
11.82%	11/26/23	[2]	76,362	88,198

				5,899,729

Total Mortgage-Backed
(Cost $50,207,506)				50,476,846

MUNICIPAL BONDS — 1.05%*
California — 0.68%
California Health Facilities Financing Authority, Saint Joseph Health, Series A
3.00%	10/01/41		450,000	403,506
State of California, Taxable, Miscellaneous Revenue Bonds, Series B
2.19%	04/01/47		300,000	301,269

				704,775

New York — 0.37%
New York City Transitional Finance Authority Revenue, Future Tax Secured Revenue, Build America Bonds
5.81%	08/01/30		350,000	384,139

Total Municipal Bonds
(Cost $1,044,144)				1,088,914

Total Bonds – 93.48%
(Cost $96,482,051)				97,254,616

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 6.51%
Foreign Government Obligations — 1.07%
Japan Treasury Discount Bill, Series 703 (Japan)
0.00%[8]	11/20/17	[6]	$85,000,000	$755,249
Japan Treasury Discount Bill, Series 711 (Japan)
0.00%[8]	01/10/18	[6]	40,000,000	355,480

				1,110,729

Money Market Funds — 0.69%
Dreyfus Government Cash Management Fund
0.92%[9]			719,000	719,000

U.S. Treasury Bills — 4.75%
U.S. Treasury Bills
0.99%[8]	02/01/18		900,000	896,767
1.02%[8]	02/08/18		3,800,000	3,785,362
1.05%[8]	03/01/18	[10]	66,000	65,693
1.09%[8]	01/11/18		200,000	199,439

				4,947,261

Total Short-Term Investments
(Cost $6,803,298)				6,776,990

Total Investments – 99.99%
(Cost $103,285,349)[1]				104,031,606

Cash and Other Assets, Less Liabilities – 0.01%				11,121

Net Assets – 100.00%				$104,042,727

Notes:

[1]	Cost for federal income tax purposes is $103,285,808 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$4,674,094
Gross unrealized (depreciation)	(3,901,968)

Net unrealized appreciation	$772,126

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2017.

[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $1,608,223, which is 1.55% of total net assets.

[6]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[7]	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[8]	Represents annualized yield at date of purchase.

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 78

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

[9]	Represents the current yield as of September 30, 2017.
[10]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $65,693.
†	Fair valued security. The aggregate value of fair valued securities is $758,865, which is 0.73% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(GMTN): Global medium-term note

(IO): Interest only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(STEP): Step coupon bond

(USD): U.S. dollar

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 783,916	JPY 85,000,000	Bank of America N.A.	11/20/17	$26,986

USD 356,624	JPY 40,000,000	Goldman Sachs International	01/10/18	(658)

NET UNREALIZED APPRECIATION				$26,328

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
FUTURES CONTRACTS: SHORT POSITIONS
Euro-Bobl	8	12/07/17	$(887,700)	$4,337	$4,337
U.S. Treasury Ten Year Note	37	12/19/17	(4,636,563)	50,439	50,439
U.S. Treasury Ultra Bond	1	12/19/17	(165,125)	3,810	3,810

TOTAL FUTURES CONTRACTS			$(5,689,388)	$58,586	$58,586

See accompanying notes to Schedule of Portfolio Investments.

79 / Semi-Annual Report September 2017

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 101.73%
ASSET-BACKED SECURITIES — 5.28%**
A Voce CLO Ltd., Series 2014-1A, Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.16%)
2.46%	07/15/26	[2,3,4]	$25,475,000	$25,532,575
Academic Loan Funding Trust, Series 2012-1A, Class A2
(LIBOR USD 1-Month plus 1.10%)
2.34%	12/27/44	[3,4]	33,390,000	33,368,719
AIMCO CLO, Series 2014-AA, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.10%)
2.41%	07/20/26	[2,3,4]	18,000,000	18,003,460
ARES XXVI CLO Ltd., Series 2013-1A, Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.10%)
2.40%	04/15/25	[2,3,4]	378,954	379,663
Babcock & Brown Air Funding I Ltd., Series 2007-1A, Class G1 (Bermuda)
(LIBOR USD 1-Month plus 0.30%)
1.53%	11/14/33	[2,3,4]	167,834	158,813
Babson CLO Ltd., Series 2013-IA, Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.10%)
2.41%	04/20/25	[2,3,4]	950,177	952,408
Babson CLO Ltd., Series 2015-IA, Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.43%)
2.74%	04/20/27	[2,3,4]	73,980,000	74,106,998
Babson CLO, Inc., Series 2004-3A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.32%)
2.62%	01/15/26	[2,3,4]	21,760,000	21,956,884
Ballyrock CLO LLC, Series 2014-1A, Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
2.46%	10/20/26	[2,3,4]	51,090,000	51,152,432
Bayview Commercial Asset Trust, Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.37%)
1.61%	01/25/35	[3,4]	2,337,489	2,261,463
Bayview Commercial Asset Trust, Series 2005-1A, Class A1
(LIBOR USD 1-Month plus 0.30%)
1.54%	04/25/35	[3,4]	4,905,629	4,775,061
Bayview Commercial Asset Trust, Series 2006-4A, Class A1
(LIBOR USD 1-Month plus 0.23%)
1.46%	12/25/36	[3,4]	159,747	151,501
Bayview Commercial Asset Trust, Series 2007-1, Class A1
(LIBOR USD 1-Month plus 0.22%)
1.46%	03/25/37	[3,4]	5,462,921	5,203,721

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Bayview Commercial Asset Trust, Series 2007-3, Class A1
(LIBOR USD 1-Month plus 0.24%)
1.47%	07/25/37	[3,4]	$1,399,319	$1,332,924
Betony CLO Ltd., Series 2015-1A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.35%)
2.65%	04/15/27	[2,3,4]	30,000,000	30,121,830
Brazos Higher Education Authority, Inc., Series 2005-1, Class 1A4
(LIBOR USD 3-Month plus 0.15%)
1.48%	03/26/29	[3]	7,725,000	7,693,694
Brazos Higher Education Authority, Inc., Series 2010-1, Class A2
(LIBOR USD 3-Month plus 1.20%)
2.52%	02/25/35	[3]	13,390,000	13,693,477
Brazos Higher Education Authority, Inc., Series 2011-1, Class A3
(LIBOR USD 3-Month plus 1.05%)
2.37%	11/25/33	[3]	16,050,000	16,135,248
Brazos Higher Education Authority, Inc., Series 2011-2, Class A2
(LIBOR USD 3-Month plus 0.85%)
2.16%	07/25/29	[3]	1,770,563	1,779,225
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3
(LIBOR USD 3-Month plus 1.00%)
2.31%	10/27/36	[3]	24,361,000	24,518,599
Brazos Higher Education Authority, Inc., Series 2012-1, Class A1
(LIBOR USD 1-Month plus 0.70%)
1.94%	12/26/35	[3]	63,853	63,922
Chase Issuance Trust, Series 2012-A10, Class A10
(LIBOR USD 1-Month plus 0.26%)
1.49%	12/16/19	[3]	64,515,000	64,538,664
CIFC Funding Ltd., Series 2012-2A, Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.35%)
2.67%	12/05/24	[2,3,4]	324,470	324,827
CIT Education Loan Trust, Series 2007-1, Class A
(LIBOR USD 3-Month plus 0.09%)
1.42%	03/25/42	[3,4]	25,029,343	23,554,291
CIT Education Loan Trust, Series 2007-1, Class B
(LIBOR USD 3-Month plus 0.30%)
1.63%	06/25/42	[3,4]	17,518,562	15,732,446
Citibank Credit Card Issuance Trust, Series 2008-A2, Class A2
(LIBOR USD 1-Month plus 1.15%)
2.39%	01/23/20	[3]	13,595,000	13,651,362

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 80

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Clear Creek CLO Ltd., Series 2015-1A, Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.45%)
2.76%	04/20/27	[2,3,4]	$26,550,000	$26,598,259
College Loan Corp. Trust, Series 2005-2, Class B
(LIBOR USD 3-Month plus 0.49%)
1.79%	01/15/37	[3]	3,757,323	3,448,113
Dryden 33 Senior Loan Fund, Series 2014-33A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.43%)
2.73%	10/15/28	[2,3,4]	4,000,000	4,034,636
Dryden 37 Senior Loan Fund, Series 2015-37A, Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.50%)
2.80%	04/15/27	[2,3,4]	43,650,000	43,725,231
Dryden XXV Senior Loan Fund, Series 2012-25A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.20%)
2.50%	01/15/25	[2,3,4]	15,385,171	15,386,210
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR (Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
0.00%	10/15/27	2,3,4,†	18,000,000	17,999,986
Dryden XXXI Senior Loan Fund, Series 2014-31A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
2.38%	04/18/26	[2,3,4]	34,495,000	34,600,846
Eaton Vance CLO Ltd., Series 2014-1A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.20%)
2.50%	07/15/26	[2,3,4]	28,570,000	28,604,941
Education Loan Asset-Backed Trust, Series 2013-1, Class A1
(LIBOR USD 1-Month plus 0.80%)
2.04%	06/25/26	[3,4]	7,279,571	7,293,042
Education Loan Asset-Backed Trust, Series 2013-1, Class A2
(LIBOR USD 1-Month plus 0.80%)
2.04%	04/26/32	[3,4]	12,740,000	12,553,483
Educational Funding of the South, Inc., Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.65%)
1.96%	04/25/35	[3]	32,962	32,920
Educational Funding of the South, Inc., Series 2012-1, Class A
(LIBOR USD 1-Month plus 1.05%)
2.29%	03/25/36	[3]	19,092,471	19,209,119

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
EFS Volunteer No. 2 LLC, Series 2012-1, Class A2
(LIBOR USD 1-Month plus 1.35%)
2.59%	03/25/36	[3,4]	$16,085,000	$16,335,920
GCO Education Loan Funding Trust, Series 2006-1, Class A11L
(LIBOR USD 3-Month plus 0.23%)
1.55%	05/25/36	[3]	25,000,000	23,294,660
GE Business Loan Trust, Series 2005-1A, Class A3
(LIBOR USD 1-Month plus 0.25%)
1.48%	06/15/33	[3,4]	3,381,862	3,316,401
GE Business Loan Trust, Series 2005-2A, Class A
(LIBOR USD 1-Month plus 0.24%)
1.47%	11/15/33	[3,4]	6,523,080	6,401,791
Global SC Finance II SRL, Series 2014-1A, Class A2 (Barbados)
3.09%	07/17/29	[2,4]	60,847,417	59,700,380
Goal Capital Funding Trust, Series 2005-2, Class A3
(LIBOR USD 3-Month plus 0.17%)
1.49%	05/28/30	[3]	10,578,721	10,576,595
Goal Capital Funding Trust, Series 2005-2, Class B
(LIBOR USD 3-Month plus 0.53%)
1.85%	11/25/44	[3]	11,089,472	10,186,121
Goal Capital Funding Trust, Series 2006-1, Class B
(LIBOR USD 3-Month plus 0.45%)
1.77%	08/25/42	[3]	3,141,538	2,906,800
Goal Structured Solutions Trust, Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.65%)
1.89%	09/25/41	[3,4]	108,203,441	105,199,789
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
2.46%	04/25/25	[2,3,4]	6,482,130	6,483,699
J.G. Wentworth XXX LLC, Series 2013-3A, Class A
4.08%	01/17/73	[4]	884,507	905,972
J.G. Wentworth XXXII LLC, Series 2014-2A, Class A
3.61%	01/17/73	[4]	52,240,915	51,401,759
Limerock CLO III Ltd., Series 2014-3A, Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.20%)
2.51%	10/20/26	[2,3,4]	77,975,000	78,089,077
Magnetite XI CLO Ltd., Series 2014-11A, Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.12%)
2.42%	01/18/27	[2,3,4]	56,045,000	56,182,254

See accompanying notes to Schedule of Portfolio Investments.

81 / Semi-Annual Report September 2017

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September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Magnetite XI CLO Ltd., Series 2014-9A, Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.00%)
2.31%	07/25/26	[2,3,4]	$1,497,000	$1,498,521
Magnetite XII CLO Ltd., Series 2015-12A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.33%)
2.63%	04/15/27	[2,3,4]	21,930,000	22,099,826
Navient Student Loan Trust, Series 2014-1, Class A3
(LIBOR USD 1-Month plus 0.51%)
1.74%	06/25/31	[3]	1,175,000	1,171,696
Navient Student Loan Trust, Series 2014-2, Class A
(LIBOR USD 1-Month plus 0.64%)
1.87%	03/25/83	[3]	83,258,432	82,734,870
Navient Student Loan Trust, Series 2014-3, Class A
(LIBOR USD 1-Month plus 0.62%)
1.85%	03/25/83	[3]	86,753,040	85,677,371
Navient Student Loan Trust, Series 2014-4, Class A
(LIBOR USD 1-Month plus 0.62%)
1.86%	03/25/83	[3]	134,474,479	132,790,307
Navient Student Loan Trust, Series 2014-5, Class A
(LIBOR USD 1-Month plus 0.62%)
1.86%	03/25/83	[3]	108,754,932	107,410,090
Navient Student Loan Trust, Series 2014-6, Class A
(LIBOR USD 1-Month plus 0.61%)
1.85%	03/25/83	[3]	109,668,571	108,186,181
Navient Student Loan Trust, Series 2014-7, Class A
(LIBOR USD 1-Month plus 0.61%)
1.84%	03/25/83	[3]	112,917,923	111,372,026
Navient Student Loan Trust, Series 2015-1, Class A2
(LIBOR USD 1-Month plus 0.60%)
1.84%	04/25/40	[3]	199,400,000	198,904,571
Navient Student Loan Trust, Series 2015-2, Class A1
(LIBOR USD 1-Month plus 0.28%)
1.52%	11/25/24	[3]	1,631,081	1,631,277
Navient Student Loan Trust, Series 2015-2, Class A3
(LIBOR USD 1-Month plus 0.57%)
1.81%	11/26/40	[3]	98,255,000	98,033,150
Navient Student Loan Trust, Series 2016-1A, Class A
(LIBOR USD 1-Month plus 0.70%)
1.94%	02/25/70	[3,4]	40,542,487	40,265,697

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust, Series 2006-1, Class A6
(LIBOR USD 3-Month plus 0.45%)
1.76%	08/23/36	[3,4]	$12,500,000	$12,193,586
Nelnet Student Loan Trust, Series 2007-2A, Class A3L
(LIBOR USD 3-Month plus 0.35%)
1.68%	03/25/26	[3,4]	47,325,026	46,783,308
Nelnet Student Loan Trust, Series 2008-3, Class A4
(LIBOR USD 3-Month plus 1.65%)
2.97%	11/25/24	[3]	2,141,497	2,179,108
Nelnet Student Loan Trust, Series 2014-3A, Class A
(LIBOR USD 1-Month plus 0.58%)
1.81%	06/25/41	[3,4]	32,081,576	32,123,639
Nelnet Student Loan Trust, Series 2014-4A, Class A2
(LIBOR USD 1-Month plus 0.95%)
2.19%	11/25/48	[3,4]	21,495,000	21,093,739
Nelnet Student Loan Trust, Series 2014-5A, Class A
(LIBOR USD 1-Month plus 0.55%)
1.78%	07/25/46	[3,4]	97,885,983	97,532,625
Nelnet Student Loan Trust, Series 2015-1A, Class A
(LIBOR USD 1-Month plus 0.59%)
1.83%	04/25/46	[3,4]	177,733,721	177,803,810
Nelnet Student Loan Trust, Series 2015-2A, Class A2
(LIBOR USD 1-Month plus 0.60%)
1.84%	09/25/47	[3,4]	222,547,637	220,996,068
Nelnet Student Loan Trust, Series 2015-3A, Class A2
(LIBOR USD 1-Month plus 0.60%)
1.83%	02/27/51	[3,4]	8,176,435	8,165,889
Nelnet Student Loan Trust, Series 2015-3A, Class A3
(LIBOR USD 1-Month plus 0.90%)
2.14%	06/25/54	[3,4]	13,095,000	12,905,768
Nissan Auto Receivables Owner Trust, Series 2015-C, Class A2A
0.87%	11/15/18		1,293,184	1,292,972
North Carolina State Education Authority, Series 2011-1, Class A3
(LIBOR USD 3-Month plus 0.90%)
2.21%	10/25/41	[3]	24,545,000	24,515,844
North Carolina State Education Authority, Series 2011-2, Class A2
(LIBOR USD 3-Month plus 0.80%)
2.11%	07/25/25	[3]	5,706	5,716
Northstar Education Finance, Inc., Series 2007-1, Class A1

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 82

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Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
(1.00 X LIBOR USD 3-Month plus 0.10%)
1.41%	04/28/30	[3]	$9,275	$9,220
Northstar Education Finance, Inc., Series 2007-1, Class A2
(1.00 X LIBOR USD 3-Month plus 0.75%)
2.06%	01/29/46	[3]	42,780,000	41,385,321
Panhandle-Plains Higher Education Authority, Inc., Series 2011-1, Class A3
(LIBOR USD 3-Month plus 0.95%)
2.29%	10/01/37	[3]	16,955,000	17,034,963
Panthera Aviation, Series 2013-1
10.00%	01/25/22	4,5,6,†	13,004,312	5,461,633
Panthera Aviation, Series 2013-2[7]
10.00%	03/20/24	4,5,6,8,†	15,944,679	6,218,207
PHEAA Student Loan Trust, Series 2015-1A, Class A
(LIBOR USD 1-Month plus 0.60%)
1.84%	10/25/41	[3,4]	199,695,320	197,155,755
Scholar Funding Trust, Series 2012-B, Class A2
(LIBOR USD 1-Month plus 1.10%)
2.33%	03/28/46	[3,4]	37,387,691	37,417,616
SLC Student Loan Trust I, Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
2.66%	07/01/42	[3,4]	23,450,000	18,609,451
SLC Student Loan Trust, Series 2006-1, Class A6
(LIBOR USD 3-Month plus 0.16%)
1.48%	03/15/55	[3]	9,495,000	8,894,102
SLC Student Loan Trust, Series 2006-1, Class B
(LIBOR USD 3-Month plus 0.21%)
1.53%	03/15/55	[3]	117,731	106,915
SLC Student Loan Trust, Series 2006-2, Class A6
(LIBOR USD 3-Month plus 0.16%)
1.48%	09/15/39	[3]	16,000,000	15,194,220
SLC Student Loan Trust, Series 2008-1, Class A4A
(LIBOR USD 3-Month plus 1.60%)
2.92%	12/15/32	[3]	20,943,984	21,494,826
SLM Student Loan Trust I, Series 2003-10A, Class A3
(LIBOR USD 3-Month plus 0.55%)
1.79%	12/15/27	[3,4]	150,369,462	150,382,695
SLM Student Loan Trust, Series 2003-4, Class A5E
(LIBOR USD 3-Month plus 0.75%)
2.07%	03/15/33	[3,4]	7,169,400	7,066,066
SLM Student Loan Trust, Series 2004-1, Class A4
(LIBOR USD 3-Month plus 0.26%)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
1.57%	10/27/25	[3]	$2,810,000	$2,803,859
SLM Student Loan Trust, Series 2004-3A, Class A6A
(LIBOR USD 3-Month plus 0.55%)
1.86%	10/25/64	[3,4]	82,990,000	81,374,525
SLM Student Loan Trust, Series 2004-8, Class B
(LIBOR USD 3-Month plus 0.46%)
1.77%	01/25/40	[3]	1,452,801	1,359,240
SLM Student Loan Trust, Series 2005-5, Class A5
(LIBOR USD 3-Month plus 0.75%)
2.06%	10/25/40	[3]	7,134,000	7,037,207
SLM Student Loan Trust, Series 2006-2, Class A6
(LIBOR USD 3-Month plus 0.17%)
1.48%	01/25/41	[3]	42,655,000	41,265,031
SLM Student Loan Trust, Series 2006-8, Class A6
(LIBOR USD 3-Month plus 0.16%)
1.47%	01/25/41	[3]	32,855,000	31,039,341
SLM Student Loan Trust, Series 2007-1, Class B
(LIBOR USD 3-Month plus 0.22%)
1.53%	01/27/42	[3]	5,801,939	5,309,080
SLM Student Loan Trust, Series 2007-3, Class A4
(LIBOR USD 3-Month plus 0.06%)
1.37%	01/25/22	[3]	3,160,000	3,053,044
SLM Student Loan Trust, Series 2007-6, Class A4
(LIBOR USD 3-Month plus 0.38%)
1.69%	10/25/24	[3]	32,239,494	32,284,656
SLM Student Loan Trust, Series 2007-6, Class B
(LIBOR USD 3-Month plus 0.85%)
2.16%	04/27/43	[3]	5,402,370	5,115,396
SLM Student Loan Trust, Series 2008-2, Class B
(LIBOR USD 3-Month plus 1.20%)
2.51%	01/25/83	[3]	38,874,000	36,758,743
SLM Student Loan Trust, Series 2008-3, Class A3
(LIBOR USD 3-Month plus 1.00%)
2.31%	10/25/21	[3]	27,790	27,974
SLM Student Loan Trust, Series 2008-3, Class B
(LIBOR USD 3-Month plus 1.20%)
2.51%	04/26/83	[3]	1,750,000	1,649,634
SLM Student Loan Trust, Series 2008-4, Class A4
(LIBOR USD 3-Month plus 1.65%)
2.96%	07/25/22	[3]	3,451,452	3,545,733

See accompanying notes to Schedule of Portfolio Investments.

83 / Semi-Annual Report September 2017

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-4, Class B
(LIBOR USD 3-Month plus 1.85%)
3.16%	04/25/73	[3]	$8,759,000	$8,577,468
SLM Student Loan Trust, Series 2008-5, Class A4
(LIBOR USD 3-Month plus 1.70%)
3.01%	07/25/23	[3]	24,556,533	25,305,463
SLM Student Loan Trust, Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)
3.16%	07/25/73	[3]	37,199,000	37,286,269
SLM Student Loan Trust, Series 2008-6, Class B
(LIBOR USD 3-Month plus 1.85%)
3.16%	07/26/83	[3]	31,644,000	31,147,248
SLM Student Loan Trust, Series 2008-7, Class B
(LIBOR USD 3-Month plus 1.85%)
3.16%	07/26/83	[3]	17,346,000	17,235,815
SLM Student Loan Trust, Series 2008-8, Class A4
(LIBOR USD 3-Month plus 1.50%)
2.81%	04/25/23	[3]	6,445,000	6,604,221
SLM Student Loan Trust, Series 2008-8, Class B
(LIBOR USD 3-Month plus 2.25%)
3.56%	10/25/75	[3]	545,000	547,355
SLM Student Loan Trust, Series 2008-9, Class A
(LIBOR USD 3-Month plus 1.50%)
2.81%	04/25/23	[3]	168,503,235	172,619,044
SLM Student Loan Trust, Series 2008-9, Class B
(LIBOR USD 3-Month plus 2.25%)
3.56%	10/25/83	[3]	45,100,000	45,782,979
SLM Student Loan Trust, Series 2009-3, Class A
(LIBOR USD 1-Month plus 0.75%)
1.99%	01/25/45	[3,4]	230,615,344	229,096,073
SLM Student Loan Trust, Series 2011-1, Class A2
(LIBOR USD 1-Month plus 1.15%)
2.39%	10/25/34	[3]	3,070,000	3,149,896
SLM Student Loan Trust, Series 2012-2, Class A
(LIBOR USD 1-Month plus 0.70%)
1.94%	01/25/29	[3]	17,577,764	17,629,956
SLM Student Loan Trust, Series 2012-3, Class A
(LIBOR USD 1-Month plus 0.65%)
1.89%	12/27/38	[3]	38,987,670	39,323,338

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2013-6, Class A3
(LIBOR USD 1-Month plus 0.65%)
1.89%	06/25/55	[3]	$30,335,000	$30,581,253
South Carolina Student Loan Corp., Floating Rate Notes, Series 2006-1, Class A2
(1.00 X LIBOR USD 3-Month plus 0.10%)
1.44%	12/01/22	[3]	2,359,794	2,356,429
Vermont Student Assistance Corp., Series 2012-1, Class A
(LIBOR USD 1-Month plus 0.70%)
1.93%	07/28/34	[3]	5,517,972	5,520,952
Voya CLO Ltd., Series 2013-3A, Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.05%)
2.35%	01/18/26	[2,3,4]	4,425,000	4,427,345
Voya CLO Ltd., Series 2014-4A, Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
2.25%	10/14/26	[2,3,4]	11,325,000	11,339,575
Voya CLO Ltd., Series 2015-1A, Class A1 (Cayman Islands)
(LIBOR USD 3-Month plus 1.48%)
2.78%	04/18/27	[2,3,4]	15,610,000	15,638,830
Wachovia Student Loan Trust, Series 2006-1, Class A6
(LIBOR USD 3-Month plus 0.17%)
1.48%	04/25/40	[3,4]	20,000	18,806

Total Asset-Backed Securities (Cost $4,240,192,238)				4,228,222,634

BANK LOANS — 0.36%*
Communications — 0.04%
Level 3 Financing, Inc., Term Loan B, 1st Lien
3.49% (LIBOR plus 2.25%)	02/22/24	[3]	34,270,000	34,294,160

Consumer Discretionary — 0.08%
BC ULC/New Red Finance, Inc., Term Loan B, 1st Lien (Canada)
3.52% (LIBOR plus 2.25%)	02/16/24	[2,3]	37,162,861	37,153,570
Reynolds Group Holdings, Inc., Term Loan B, 1st Lien
4.24% (LIBOR plus 2.75%)	02/06/23	[3]	26,928,510	27,060,594

				64,214,164

Electric — 0.02%
Homer City Generation LP, Term Loan B, 1st Lien
12.24% (LIBOR plus 11.00%)	04/05/23	[3,5,6]	8,165,242	7,022,108

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 84

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Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Electric (continued)
Vistra Operations Co. LLC, Term Loan B, 1st Lien
3.98% (LIBOR plus 2.75%)	08/04/23	[3]	$6,763,418	$6,785,298
Vistra Operations Co. LLC, Term Loan C, 1st Lien
3.98% (LIBOR plus 2.75%)	08/04/23	[3]	1,554,190	1,559,218

				15,366,624

Energy — 0.00%
Drillship Kithira Owners, Inc., Term Loan Exit, 1st Lien (Cayman Islands)
8.00%	09/20/24	[2]	312,082	317,543

Finance — 0.05%
Delos Finance SARL, Term Loan B, 1st Lien
3.33% (LIBOR plus 2.00%)	10/06/23	[3]	35,360,873	35,631,561

Industrials — 0.04%
Tyco International Holdings SARL, Term Loan, 1st Lien
2.98% (LIBOR plus 1.75%)	09/10/19	[3,5,6]	34,188,000	34,170,222

Information Technology — 0.06%
First Data Corp., Term Loan, 1st Lien
3.49% (LIBOR plus 2.25%)	07/08/22	[3]	9,850,000	9,877,383
3.74% (LIBOR plus 2.50%)	04/26/24	[3]	38,202,937	38,370,075
Quintiles IMS, Inc., Term Loan B2, 1st Lien
3.32% (LIBOR plus 2.00%)	01/17/25	[3]	3,000,000	3,019,815

				51,267,273

Real Estate Investment Trust (REIT) — 0.06%
MGM Growth Properties Operating Partnership LP, Term Loan B, 1st Lien
3.49% (LIBOR plus 2.25%)	04/25/23	[3]	25,600,222	25,709,151
Ventas Realty LP, Term Loan A
2.21% (LIBOR plus 0.98%)	08/03/20	[3]	22,000,000	21,890,000

				47,599,151

Services — 0.01%
AABS Ltd., Term Loan, Series 2013-1, Class A (STEP) (Bermuda)
4.88%	01/15/38	2,†	10,169,057	10,346,514

Total Bank Loans (Cost $293,390,301)				293,207,212

CORPORATES — 28.15%*
Automotive — 0.14%
Ford Motor Co.
5.29%	12/08/46		2,800,000	2,924,918
General Motors Co.
3.50%	10/02/18		29,890,000	30,382,765
4.88%	10/02/23		30,174,000	32,677,178
5.00%	04/01/35		4,825,000	4,938,622

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Automotive (continued)
5.20%	04/01/45		$1,975,000	$1,995,462
6.60%	04/01/36		15,025,000	17,915,512
(LIBOR USD 3-Month plus 0.80%)
2.11%	08/07/20	[3]	5,000,000	5,006,575
Goodyear Tire & Rubber Co. (The)
4.88%	03/15/27		17,286,000	17,838,806

				113,679,838

Banking — 6.76%
Bank of America Corp.
2.00%	01/11/18		143,621,000	143,789,409
3.09%	10/01/25	[9]	131,880,000	131,925,851
3.71%	04/24/28	[9]	201,240,000	204,213,220
5.75%	12/01/17		59,150,000	59,559,244
6.50%	07/15/18		18,440,000	19,115,327
6.88%	11/15/18		58,505,000	61,600,909
7.63%	06/01/19		81,850,000	89,241,178
Bank of America Corp. (GMTN)
2.37%	07/21/21	[9]	116,120,000	116,179,918
3.50%	04/19/26		10,674,000	10,875,003
3.59%	07/21/28	[9]	67,370,000	67,708,669
Bank of America Corp. (MTN)
3.82%	01/20/28	[9]	17,550,000	18,066,122
3.88%	08/01/25		81,405,000	85,359,416
4.00%	04/01/24		27,435,000	29,008,675
4.13%	01/22/24		86,667,000	92,278,850
5.00%	01/21/44		3,270,000	3,806,365
5.65%	05/01/18		221,598,000	226,598,348
6.88%	04/25/18		346,126,000	356,072,623
(LIBOR USD 3-Month plus 0.65%)
1.97%	12/01/26	[3]	14,400,000	13,263,081
Bank of America Corp., Series L
2.60%	01/15/19		31,092,000	31,353,166
Bank of New York Mellon Corp. (MTN) (The)
1.35%	03/06/18		750,000	749,570
Bank One Corp.
8.00%	04/29/27		2,500,000	3,335,673
Bank One Corp. (STEP)
8.53%	03/01/19		1,810,000	1,974,164
Capital One Bank USA N.A. (BKNT)
2.15%	11/21/18		11,602,000	11,636,116
Capital One Financial Corp.
2.45%	04/24/19		300,000	301,676
3.20%	02/05/25		700,000	701,969
Credit Suisse/New York (GMTN) (Switzerland)
(LIBOR USD 3-Month plus 0.69%)
2.00%	01/29/18	[2,3]	15,200,000	15,229,944
Discover Bank
2.00%	02/21/18		63,791,000	63,902,012

See accompanying notes to Schedule of Portfolio Investments.

85 / Semi-Annual Report September 2017

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
2.60%	11/13/18		$112,160,000	$112,966,789
3.45%	07/27/26		2,465,000	2,418,651
4.20%	08/08/23		10,900,000	11,581,274
7.00%	04/15/20		9,000,000	9,963,711
Discover Bank (BKNT)
3.10%	06/04/20		6,023,000	6,156,331
3.20%	08/09/21		6,970,000	7,119,196
8.70%	11/18/19		3,676,000	4,120,428
HBOS PLC (GMTN) (United Kingdom)
6.75%	05/21/18	[2,4]	115,294,000	118,613,199
JPMorgan Chase & Co.
1.80%	01/25/18		8,600,000	8,605,699
2.55%	10/29/20		52,420,000	53,055,461
2.70%	05/18/23		26,300,000	26,252,450
2.75%	06/23/20		33,300,000	33,941,210
2.95%	10/01/26		4,570,000	4,479,642
3.20%	01/25/23		9,750,000	9,967,820
3.20%	06/15/26		76,341,000	76,108,923
3.22%	03/01/25	[9]	167,531,000	170,338,401
3.54%	05/01/28	[9]	111,980,000	113,054,392
3.63%	05/13/24		4,750,000	4,958,118
3.78%	02/01/28	[9]	28,530,000	29,275,703
3.90%	07/15/25		61,269,000	64,324,209
4.25%	10/15/20		10,525,000	11,145,396
4.95%	03/25/20		20,000,000	21,391,358
6.00%	01/15/18		367,481,000	372,173,732
6.30%	04/23/19		170,000	181,479
(LIBOR USD 3-Month plus 0.96%)
2.27%	01/23/20	[3]	15,000,000	15,236,698
JPMorgan Chase & Co., Series H (MTN)
1.70%	03/01/18		16,735,000	16,740,198
JPMorgan Chase Bank N.A. (BKNT)
6.00%	10/01/17		294,453,000	294,453,000
Lloyds Banking Group PLC (United Kingdom)
4.58%	12/10/25	[2]	2,100,000	2,199,227
Macquarie Bank Ltd. (Australia)
1.60%	10/27/17	[2,4]	20,000,000	20,002,901
(LIBOR USD 3-Month plus 0.63%)
1.95%	10/27/17	[2,3,4]	88,410,000	88,448,724
PNC Bank N.A.
1.80%	11/05/18		26,460,000	26,491,276
Royal Bank of Scotland PLC (United Kingdom)
6.00%	12/19/23	[2]	5,200,000	5,758,301
Santander UK Group Holdings PLC (United Kingdom)
2.88%	10/16/20	[2]	79,390,000	80,256,502
2.88%	08/05/21	[2]	20,955,000	21,092,978

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Santander UK PLC (United Kingdom)
2.50%	03/14/19	[2]	$29,781,000	$30,039,529
3.05%	08/23/18	[2]	7,225,000	7,312,160
UBS AG/Stamford CT (BKNT) (Switzerland)
1.80%	03/26/18	[2]	62,275,000	62,382,020
UBS AG/Stamford CT (GMTN) (Switzerland)
(LIBOR USD 3-Month plus 0.70%)
2.03%	03/26/18	[2,3]	80,250,000	80,478,672
Wachovia Corp. (MTN)
5.75%	02/01/18		177,344,000	179,825,353
Wells Fargo & Co.
2.10%	07/26/21		4,610,000	4,557,400
2.15%	01/15/19		15,135,000	15,206,573
3.00%	04/22/26		88,105,000	86,332,460
3.00%	10/23/26		79,596,000	77,924,800
5.63%	12/11/17		139,981,000	141,091,868
Wells Fargo & Co. (GMTN)
1.50%	01/16/18		103,929,000	103,939,178
2.60%	07/22/20		20,646,000	20,955,283
4.90%	11/17/45		690,000	771,496
Wells Fargo & Co. (MTN)
2.55%	12/07/20		14,221,000	14,367,926
2.63%	07/22/22		217,430,000	218,016,191
3.30%	09/09/24		5,895,000	5,987,110
3.55%	09/29/25		50,053,000	51,362,056
3.58%	05/22/28	[9]	217,750,000	221,339,391
Wells Fargo Bank N.A.
1.75%	05/24/19		60,000,000	59,995,260
Wells Fargo Bank N.A. (BKNT) (MTN)
1.65%	01/22/18		110,930,000	111,004,545
Wells Fargo Bank N.A. (MTN)
2.15%	12/06/19		222,065,000	223,430,078

				5,417,039,224

Communications — 2.37%
21st Century Fox America, Inc.
4.75%	09/15/44		5,800,000	6,162,732
4.95%	10/15/45		8,155,000	8,985,868
5.40%	10/01/43		6,105,000	7,101,361
6.15%	03/01/37		3,931,000	4,887,775
Altice Financing SA (Luxembourg)
7.50%	05/15/26	[2,4]	1,230,000	1,356,075
Altice U.S. Finance I Corp.
5.38%	07/15/23	[4]	7,151,000	7,580,060
5.50%	05/15/26	[4]	49,180,000	52,007,850
AT&T, Inc.
3.00%	06/30/22		5,000,000	5,054,483
3.40%	08/14/24		9,740,000	9,756,558
3.40%	05/15/25		115,030,000	113,722,051

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 86

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
3.60%	02/17/23		$7,153,000	$7,370,501
3.95%	01/15/25		10,000,000	10,286,903
4.13%	02/17/26		102,996,000	105,864,640
4.35%	06/15/45		31,078,000	28,305,659
4.45%	04/01/24		12,195,000	12,957,006
4.50%	05/15/35		34,220,000	33,850,749
4.50%	03/09/48		15,800,000	14,618,421
4.55%	03/09/49		15,335,000	14,091,932
4.60%	02/15/21		2,343,000	2,490,777
4.75%	05/15/46		42,540,000	41,067,203
4.80%	06/15/44		48,130,000	47,052,348
4.90%	08/14/37		23,481,000	23,805,056
5.00%	03/01/21		2,000,000	2,161,209
5.25%	03/01/37		153,049,000	160,676,664
5.45%	03/01/47		19,230,000	20,284,704
CCO Holdings LLC/CCO Holdings Capital Corp.
5.00%	02/01/28	[4]	15,938,000	16,017,690
5.13%	05/01/27	[4]	20,672,000	20,982,959
Cequel Communications Holdings I LLC/Cequel Capital Corp.
6.38%	09/15/20	[4]	4,502,000	4,614,550
Charter Communications Operating LLC/ Charter Communications Operating Capital
3.58%	07/23/20		13,125,000	13,482,545
4.91%	07/23/25		1,460,000	1,563,601
6.38%	10/23/35		43,738,000	51,392,150
6.48%	10/23/45		84,505,000	99,246,897
Comcast Corp.
2.75%	03/01/23		23,084,000	23,353,236
3.60%	03/01/24		600,000	629,728
4.40%	08/15/35		15,360,000	16,683,933
4.60%	08/15/45		7,800,000	8,596,158
Cox Communications, Inc.
3.15%	08/15/24	[4]	17,830,000	17,675,557
CSC Holdings LLC
5.50%	04/15/27	[4]	3,480,000	3,627,900
6.75%	11/15/21		4,216,000	4,669,220
8.63%	02/15/19		8,975,000	9,749,094
DISH DBS Corp.
5.88%	07/15/22		1,846,000	1,964,882
6.75%	06/01/21		11,275,000	12,430,687
Intelsat Jackson Holdings SA (Luxembourg)
5.50%	08/01/23	[2]	22,178,000	18,906,745
9.75%	07/15/25	[2,4]	11,355,000	11,496,938
Level 3 Financing, Inc.
5.13%	05/01/23		5,110,000	5,209,006
5.63%	02/01/23		4,436,000	4,585,436
Numericable-SFR SA (France)
7.38%	05/01/26	[2,4]	5,130,000	5,559,638

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Sirius XM Radio, Inc.
3.88%	08/01/22	[4]	$1,525,000	$1,563,506
Sky PLC (United Kingdom)
6.10%	02/15/18	[2,4]	1,375,000	1,397,531
Softbank Group Corp. (Japan)
4.50%	04/15/20	[2,4]	23,825,000	24,639,815
Sprint Communications, Inc.
9.00%	11/15/18	[4]	37,704,000	40,580,815
Time Warner Cable LLC
4.50%	09/15/42		5,000,000	4,751,115
5.50%	09/01/41		7,601,000	7,918,585
5.88%	11/15/40		52,538,000	57,666,260
6.55%	05/01/37		3,444,000	4,038,965
6.75%	07/01/18		63,452,000	65,760,952
8.25%	04/01/19		8,442,000	9,183,098
8.75%	02/14/19		16,125,000	17,521,159
Time Warner Entertainment Co. LP
8.38%	03/15/23		1,400,000	1,744,867
Time Warner, Inc.
3.80%	02/15/27		23,740,000	23,755,111
T-Mobile USA, Inc.
4.00%	04/15/22		2,647,000	2,746,263
6.63%	04/01/23		4,783,000	5,022,150
Verizon Communications, Inc.
3.85%	11/01/42		29,678,000	26,386,784
4.40%	11/01/34		27,795,000	27,894,147
4.50%	08/10/33		16,400,000	16,831,197
4.52%	09/15/48		33,272,000	32,344,925
4.60%	04/01/21		1,200,000	1,295,404
4.67%	03/15/55		2,681,000	2,564,899
4.81%	03/15/39		17,693,000	18,326,093
4.86%	08/21/46		134,320,000	137,527,360
5.01%	04/15/49		68,722,000	70,543,158
5.25%	03/16/37		136,044,000	149,741,590
Viacom, Inc.
3.45%	10/04/26		49,665,000	47,538,494
Virgin Media Secured Finance PLC (United Kingdom)
5.50%	08/15/26	[2,4]	7,294,000	7,722,523

				1,900,943,901

Consumer Discretionary — 0.58%
Altria Group, Inc.
9.70%	11/10/18		47,493,000	51,584,403
Anheuser-Busch InBev Finance, Inc.
3.70%	02/01/24		1,250,000	1,315,424
4.70%	02/01/36		59,735,000	66,034,593
4.90%	02/01/46		83,667,000	95,743,327

See accompanying notes to Schedule of Portfolio Investments.

87 / Semi-Annual Report September 2017

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary (continued)
Anheuser-Busch North American Holding Corp.
2.20%	08/01/18	[4]	$29,840,000	$29,981,605
BAT International Finance PLC (EMTN) (United Kingdom)
1.63%	09/09/19	[2]	22,385,000	22,231,987
BAT International Finance PLC (United Kingdom)
1.85%	06/15/18	[2,4]	41,534,000	41,552,762
Central Garden & Pet Co.
6.13%	11/15/23		41,241,000	44,334,075
DS Services of America, Inc.
10.00%	09/01/21	[4]	23,360,000	24,761,600
First Quality Finance Co., Inc.
4.63%	05/15/21	[4]	12,266,000	12,419,325
5.00%	07/01/25	[4]	13,185,000	13,629,994
GLP Capital LP/GLP Financing II, Inc.
4.88%	11/01/20		644,000	682,672
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
4.75%	06/01/27	[4]	4,067,000	4,199,178
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC
5.00%	06/01/24	[4]	750,000	792,188
5.25%	06/01/26	[4]	1,962,000	2,082,271
Reynolds American, Inc.
4.00%	06/12/22		7,367,000	7,787,629
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC
5.75%	10/15/20		36,814,000	37,389,219
(LIBOR USD 3-Month plus 3.50%)
4.80%	07/15/21	[3,4]	3,800,000	3,885,500
Spectrum Brands, Inc.
5.75%	07/15/25		2,056,000	2,203,775

				462,611,527

Consumer Products — 0.20%
BAT Capital Corp.
2.30%	08/14/20	[4]	114,120,000	114,563,445
2.76%	08/15/22	[4]	43,180,000	43,471,011
Reynolds American, Inc.
6.88%	05/01/20		2,720,000	3,032,543

				161,066,999

Electric — 1.56%
AEP Transmission Co. LLC
3.10%	12/01/26		16,140,000	16,202,135
Alabama Power Capital Trust V
4.44%	10/01/42	[9]	290,000	287,351
American Transmission Systems, Inc.
5.00%	09/01/44	[4]	3,145,000	3,582,239

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Appalachian Power Co.
4.45%	06/01/45		$30,241,000	$33,154,070
Appalachian Power Co., Series X
3.30%	06/01/27		14,500,000	14,672,840
Cleveland Electric Illuminating Co., Series D (The)
7.88%	11/01/17		34,880,000	35,035,385
Dominion Energy, Inc.
(LIBOR USD 3-Month plus 0.55%)
1.87%	06/01/19	[3,4]	70,520,000	70,797,170
Dominion Resources, Inc.
1.88%	12/15/18	[4]	27,940,000	27,952,467
Duke Energy Carolinas LLC
2.50%	03/15/23		8,772,000	8,824,221
3.75%	06/01/45		35,725,000	36,069,282
3.88%	03/15/46		3,000,000	3,087,199
4.00%	09/30/42		17,550,000	18,392,347
4.25%	12/15/41		28,843,000	31,400,648
Duke Energy Indiana LLC
3.75%	05/15/46		3,225,000	3,221,616
Duke Energy Indiana LLC, Series UUU
4.20%	03/15/42		7,700,000	8,048,616
Duke Energy Indiana LLC, Series WWW
4.90%	07/15/43		7,000,000	8,133,786
Duke Energy Progress LLC
3.70%	10/15/46		20,715,000	20,591,062
4.10%	05/15/42		8,915,000	9,351,257
4.15%	12/01/44		10,900,000	11,650,214
4.20%	08/15/45		24,970,000	26,864,787
Duquesne Light Holdings, Inc.
5.90%	12/01/21	[4]	2,000,000	2,249,339
6.25%	08/15/35		42,000	50,501
Entergy Corp.
4.00%	07/15/22		13,822,000	14,608,334
5.13%	09/15/20		10,210,000	10,923,906
Entergy Gulf States Louisiana LLC
6.00%	05/01/18		25,905,000	26,533,196
Entergy Texas, Inc.
7.13%	02/01/19		35,000	37,337
Eversource Energy, Series H
3.15%	01/15/25		6,700,000	6,753,798
Eversource Energy, Series K
2.75%	03/15/22		3,930,000	3,968,697
FirstEnergy Corp., Series B
3.90%	07/15/27		12,545,000	12,765,189
FirstEnergy Transmission LLC
4.35%	01/15/25	[4]	25,530,000	27,149,692
5.45%	07/15/44	[4]	63,750,000	74,162,380

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 88

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Indiana Michigan Power Co., Series K
4.55%	03/15/46		$12,600,000	$14,119,289
Indianapolis Power & Light Co.
4.70%	09/01/45	[4]	100,000	105,745
ITC Holdings Corp.
3.65%	06/15/24		5,650,000	5,812,638
Jersey Central Power & Light Co.
4.30%	01/15/26	[4]	5,450,000	5,713,560
4.70%	04/01/24	[4]	31,002,000	33,716,814
4.80%	06/15/18		14,875,000	15,149,362
6.40%	05/15/36		13,825,000	16,844,374
Kansas City Power & Light Co.
3.15%	03/15/23		24,190,000	24,603,775
3.65%	08/15/25		15,195,000	15,537,723
6.38%	03/01/18		9,410,000	9,584,515
KCP&L Greater Missouri Operations Co.
8.27%	11/15/21		75,000	85,892
LG&E & KU Energy LLC
4.38%	10/01/21		11,320,000	12,004,945
Metropolitan Edison Co.
3.50%	03/15/23	[4]	11,725,000	12,089,429
4.00%	04/15/25	[4]	32,119,000	32,842,617
7.70%	01/15/19		3,750,000	4,004,214
MidAmerican Energy Co.
3.10%	05/01/27		8,405,000	8,441,664
4.25%	05/01/46		33,420,000	35,885,810
4.40%	10/15/44		8,875,000	9,731,784
4.80%	09/15/43		15,005,000	17,456,157
Nevada Power Co.
5.45%	05/15/41		600,000	731,193
NextEra Energy Capital Holdings, Inc.
1.65%	09/01/18		15,314,000	15,302,239
2.30%	04/01/19		7,190,000	7,224,825
NextEra Energy Operating Partners LP
4.25%	09/15/24	[4]	6,503,000	6,681,833
4.50%	09/15/27	[4]	9,334,000	9,567,350
Niagara Mohawk Power Corp.
3.51%	10/01/24	[4]	6,000,000	6,201,969
NSTAR Electric Co.
3.20%	05/15/27		13,705,000	13,809,703
Oncor Electric Delivery Co. LLC
4.10%	06/01/22		16,683,000	17,823,875
5.25%	09/30/40		3,939,000	4,807,466
7.00%	09/01/22		25,475,000	30,500,950
PacifiCorp
3.35%	07/01/25		7,200,000	7,378,509
Pennsylvania Electric Co.
3.25%	03/15/28	[4]	3,350,000	3,314,864
4.15%	04/15/25	[4]	25,325,000	25,899,101

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
5.20%	04/01/20		$25,200,000	$26,766,760
Potomac Electric Power Co.
3.60%	03/15/24		7,123,000	7,452,161
Public Service Co. of New Hampshire
6.00%	05/01/18		5,000,000	5,121,187
Public Service Co. of New Mexico
3.85%	08/01/25		10,000,000	10,361,365
5.35%	10/01/21		5,320,000	5,832,755
7.95%	05/15/18		41,187,000	42,705,153
Public Service Co. of Oklahoma
4.40%	02/01/21		400,000	422,754
Puget Energy, Inc.
6.00%	09/01/21		3,494,000	3,916,372
Rochester Gas & Electric Corp.
3.10%	06/01/27	[4]	5,890,000	5,889,143
Southern Co. (The)
1.55%	07/01/18		13,200,000	13,182,998
Southern Co. Gas Capital Corp.
2.45%	10/01/23		11,015,000	10,784,071
Southwestern Electric Power Co.
3.55%	02/15/22		17,377,000	18,008,416
6.45%	01/15/19		28,760,000	30,251,777
Southwestern Electric Power Co., Series F
5.88%	03/01/18		27,424,000	27,912,929
Southwestern Electric Power Co., Series K
2.75%	10/01/26		4,140,000	4,010,716
Trans-Allegheny Interstate Line Co.
3.85%	06/01/25	[4]	5,856,000	6,132,975
Tucson Electric Power Co.
3.85%	03/15/23		85,000	86,910
Virginia Electric & Power Co.
5.40%	04/30/18		18,865,000	19,267,730
Virginia Electric & Power Co., Series A
3.15%	01/15/26		3,285,000	3,320,468
Virginia Electric & Power Co., Series B
2.95%	11/15/26		18,625,000	18,546,270

				1,249,468,155

Energy — 1.66%
Anadarko Petroleum Corp.
4.50%	07/15/44		24,921,000	23,808,361
Antero Resources Corp.
5.00%	03/01/25		8,228,000	8,382,686
Atmos Energy Corp.
3.00%	06/15/27		21,495,000	21,567,909
Boardwalk Pipelines LP
5.20%	06/01/18		10,819,000	11,030,126
BP Capital Markets PLC (United Kingdom)
3.51%	03/17/25	[2]	9,267,000	9,577,199

See accompanying notes to Schedule of Portfolio Investments.

89 / Semi-Annual Report September 2017

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
3.54%	11/04/24	[2]	$20,883,000	$21,656,746
Brooklyn Union Gas Co. (The)
3.41%	03/10/26	[4]	23,400,000	23,874,517
Canadian Natural Resources Ltd. (Canada)
3.85%	06/01/27	[2]	6,752,000	6,839,415
Cheniere Corpus Christi Holdings LLC
5.13%	06/30/27	[4]	9,786,000	10,104,045
Concho Resources, Inc.
5.50%	10/01/22		1,336,000	1,372,807
Devon Energy Corp.
4.75%	05/15/42		11,800,000	12,004,942
5.60%	07/15/41		3,590,000	3,942,090
Diamondback Energy, Inc.
4.75%	11/01/24		20,586,000	21,127,412
Enbridge Energy Partners LP
5.50%	09/15/40		4,700,000	5,013,217
5.88%	10/15/25		17,980,000	20,499,852
7.38%	10/15/45		14,175,000	18,692,035
Energy Transfer LP/Regency Energy Finance Corp.
4.50%	11/01/23		5,000,000	5,246,364
5.00%	10/01/22		1,722,000	1,865,141
Energy Transfer Partners LP
3.60%	02/01/23		12,030,000	12,248,121
4.75%	01/15/26		4,250,000	4,481,338
4.90%	03/15/35		6,490,000	6,377,379
5.15%	03/15/45		48,625,000	47,038,366
6.50%	02/01/42		2,000,000	2,280,784
EQT Corp.
3.90%	10/01/27		48,035,000	48,142,195
Florida Gas Transmission Co. LLC
7.90%	05/15/19	[4]	21,200,000	23,051,597
Gulfport Energy Corp.
6.38%	05/15/25		5,618,000	5,709,293
Hess Corp.
5.60%	02/15/41		10,000,000	10,052,177
HollyFrontier Corp.
5.88%	04/01/26		20,000,000	21,788,910
KeySpan Gas East Corp.
2.74%	08/15/26	[4]	20,307,000	19,901,176
Kinder Morgan Energy Partners LP
3.50%	09/01/23		7,699,000	7,803,196
4.25%	09/01/24		3,845,000	3,995,974
4.30%	05/01/24		6,769,000	7,039,564
5.00%	08/15/42		7,950,000	7,950,347
5.80%	03/15/35		3,820,000	4,143,441
Kinder Morgan, Inc.
5.30%	12/01/34		2,275,000	2,381,778
5.55%	06/01/45		13,075,000	14,127,184
5.63%	11/15/23	[4]	7,937,000	8,851,639

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
6.95%	06/01/28		$7,000,000	$7,815,411
Newfield Exploration Co.
5.63%	07/01/24		3,179,000	3,417,425
5.75%	01/30/22		2,014,000	2,160,015
NGPL Pipe Co. LLC
4.38%	08/15/22	[4]	2,154,000	2,240,160
Noble Energy, Inc.
5.05%	11/15/44		27,413,000	28,435,340
Panhandle Eastern Pipeline Co. LP
8.13%	06/01/19		2,407,000	2,622,166
Parsley Energy LLC/Parsley Finance Corp.
5.38%	01/15/25	[4]	5,085,000	5,218,481
Plains All American Pipeline LP/PAA Finance Corp.
3.60%	11/01/24		18,150,000	17,824,026
3.65%	06/01/22		4,645,000	4,674,274
4.65%	10/15/25		88,832,000	92,029,952
QEP Resources, Inc.
5.25%	05/01/23		8,896,000	8,695,840
5.38%	10/01/22		4,996,000	4,933,550
Rockies Express Pipeline LLC
5.63%	04/15/20	[4]	6,458,000	6,821,263
6.00%	01/15/19	[4]	18,221,000	18,904,288
6.85%	07/15/18	[4]	19,696,000	20,483,840
Ruby Pipeline LLC
6.00%	04/01/22	[4]	59,601,000	63,438,249
Sabine Pass Liquefaction LLC
4.20%	03/15/28		51,165,000	51,612,694
5.63%	03/01/25		40,492,000	44,794,275
5.75%	05/15/24		15,000,000	16,709,519
Shell International Finance BV (Netherlands)
4.38%	05/11/45	[2]	21,509,000	23,148,633
4.55%	08/12/43	[2]	4,075,000	4,449,207
Southern Natural Gas Co. LLC
4.80%	03/15/47	[4]	1,585,000	1,735,079
Spectra Energy Partners LP
3.50%	03/15/25		3,000,000	3,049,321
4.50%	03/15/45		6,381,000	6,452,916
4.60%	06/15/21		7,000,000	7,428,390
Sunoco Logistics Partners Operations LP
5.40%	10/01/47		109,344,000	111,253,917
TC PipeLines LP
3.90%	05/25/27		14,310,000	14,239,559
4.38%	03/13/25		36,050,000	37,724,104
4.65%	06/15/21		6,108,000	6,455,011
Tennessee Gas Pipeline Co. LLC
7.63%	04/01/37		40,000	51,216
8.38%	06/15/32		5,224,000	6,804,663

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 90

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Texas Eastern Transmission LP
2.80%	10/15/22	[4]	$40,071,000	$39,727,491
Trans-Canada Pipelines Ltd. (Canada)
3.53%	05/15/67	[2,9]	85,000	79,024
Transocean Proteus Ltd. (Cayman Islands)
6.25%	12/01/24	[2,4]	7,317,850	7,702,037
Tucson Electric Power Co.
5.15%	11/15/21		4,800,000	5,272,683
Williams Cos., Inc. (The)
7.88%	09/01/21		4,538,000	5,354,840
Williams Partners LP
3.35%	08/15/22		10,070,000	10,255,957
3.60%	03/15/22		63,760,000	65,941,701
3.90%	01/15/25		7,942,000	8,102,611
4.00%	09/15/25		14,413,000	14,776,770
5.10%	09/15/45		445,000	470,459
6.30%	04/15/40		54,995,000	65,782,924

				1,333,058,604

Finance — 6.95%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Ireland)
3.75%	05/15/19	[2]	21,355,000	21,860,496
3.95%	02/01/22	[2]	23,500,000	24,484,324
4.50%	05/15/21	[2]	41,850,000	44,361,000
5.00%	10/01/21	[2]	15,975,000	17,243,016
Alta Wind Holdings LLC
7.00%	06/30/35	[4,5,6]	21,354,250	24,104,755
American Express Co.
1.55%	05/22/18		14,645,000	14,642,283
7.00%	03/19/18		99,122,000	101,636,081
American Express Credit Corp. (MTN)
1.80%	07/31/18		26,095,000	26,125,454
2.20%	03/03/20		30,090,000	30,258,081
Associates Corp. of North America
6.95%	11/01/18		25,559,000	26,812,554
Bear Stearns Cos. LLC (The)
4.65%	07/02/18		4,330,000	4,428,756
6.40%	10/02/17		191,994,000	191,994,000
7.25%	02/01/18		231,684,000	236,011,630
Citigroup Capital III
7.63%	12/01/36		7,438,000	9,657,804
Citigroup, Inc.
1.70%	04/27/18		113,991,000	113,996,441
1.75%	05/01/18		58,315,000	58,343,478
1.80%	02/05/18		288,984,000	289,010,040
2.05%	12/07/18		92,071,000	92,253,600
2.05%	06/07/19		48,475,000	48,532,266
2.15%	07/30/18		62,997,000	63,199,535

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
2.50%	09/26/18		$106,706,000	$107,413,621
2.55%	04/08/19		13,290,000	13,411,314
3.67%	07/24/28	[9]	123,255,000	124,519,442
3.88%	10/25/23		15,500,000	16,229,221
3.89%	01/10/28	[9]	10,448,000	10,722,427
4.50%	01/14/22		265,000	285,321
6.13%	05/15/18		135,548,000	139,145,647
8.50%	05/22/19		29,548,000	32,603,067
(LIBOR USD 3-Month plus 0.55%)
1.87%	08/25/36	[3]	64,050,000	53,445,528
(LIBOR USD 3-Month plus 0.70%)
2.02%	11/24/17	[3]	46,230,000	46,271,232
Countrywide Capital III, Series B
8.05%	06/15/27		3,000,000	3,866,893
Discover Financial Services
3.85%	11/21/22		10,899,000	11,208,382
5.20%	04/27/22		4,515,000	4,912,824
Ford Motor Credit Co. LLC
1.72%	12/06/17		12,428,000	12,429,752
2.15%	01/09/18		15,955,000	15,976,707
2.24%	06/15/18		12,370,000	12,414,263
2.55%	10/05/18		34,555,000	34,786,812
2.88%	10/01/18		26,346,000	26,617,651
3.34%	03/18/21		12,900,000	13,173,538
5.00%	05/15/18		42,988,000	43,829,812
(LIBOR USD 3-Month plus 0.94%)
2.29%	01/09/18	[3]	45,075,000	45,160,035
Ford Motor Credit Co. LLC (MTN)
2.94%	01/08/19		9,736,000	9,850,982
GE Capital International Funding Co. (Ireland)
4.42%	11/15/35	[2]	120,249,000	131,007,305
General Electric Corp. (GMTN)
5.63%	05/01/18		295,000	302,034
6.15%	08/07/37		4,121,000	5,474,886
General Electric Corp. (MTN)
4.38%	09/16/20		5,815,000	6,207,431
5.88%	01/14/38		17,150,000	22,388,514
(LIBOR USD 3-Month plus 0.38%)
1.69%	05/05/26	[3]	11,450,000	11,167,496
(LIBOR USD 3-Month plus 0.48%)
1.80%	08/15/36	[3]	13,220,000	11,839,211
General Motors Financial Co., Inc.
2.35%	10/04/19		19,090,000	19,163,142
2.40%	05/09/19		18,960,000	19,050,785
3.10%	01/15/19		95,719,000	96,625,339
Goldman Sachs Group, Inc. (GMTN) (The)
5.38%	03/15/20		60,000	64,478
7.50%	02/15/19		244,738,000	262,937,212

See accompanying notes to Schedule of Portfolio Investments.

91 / Semi-Annual Report September 2017

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Goldman Sachs Group, Inc. (MTN) (The)
3.85%	07/08/24		$123,639,000	$128,688,664
(LIBOR USD 3-Month plus 0.80%)
2.12%	12/15/17	[3]	19,550,000	19,575,769
Goldman Sachs Group, Inc. (The)
3.27%	09/29/25	[9]	140,075,000	140,492,311
3.69%	06/05/28	[9]	94,175,000	95,294,275
3.75%	05/22/25		2,187,000	2,250,880
3.75%	02/25/26		2,824,000	2,895,549
3.85%	01/26/27		16,665,000	17,044,140
5.25%	07/27/21		13,000,000	14,308,385
5.95%	01/18/18		524,903,000	531,596,941
6.15%	04/01/18		217,359,000	222,135,492
Goldman Sachs Group, Inc., Series D (MTN) (The)
6.00%	06/15/20		9,510,000	10,437,672
International Lease Finance Corp.
3.88%	04/15/18		36,526,000	36,935,809
7.13%	09/01/18	[4]	125,458,000	131,430,428
Morgan Stanley
1.88%	01/05/18		76,200,000	76,253,950
2.13%	04/25/18		19,463,000	19,512,079
2.50%	01/24/19		63,094,000	63,564,145
(LIBOR USD 3-Month plus 0.93%)
2.24%	07/22/22	[3]	182,120,000	182,909,955
Morgan Stanley (GMTN)
2.45%	02/01/19		31,284,000	31,512,467
3.70%	10/23/24		5,444,000	5,642,009
3.88%	01/27/26		2,245,000	2,328,664
4.00%	07/23/25		21,001,000	22,180,196
5.50%	07/24/20		41,588,000	45,207,043
6.63%	04/01/18		258,017,000	264,355,332
7.30%	05/13/19		159,453,000	172,671,920
Morgan Stanley (MTN)
5.63%	09/23/19		38,186,000	40,793,453
5.95%	12/28/17		128,759,000	130,077,060
Morgan Stanley, Series 3NC2
(LIBOR USD 3-Month plus 0.80%)
2.11%	02/14/20	[3]	174,640,000	175,564,129
Morgan Stanley, Series F
3.88%	04/29/24		6,367,000	6,668,935
Pipeline Funding Co. LLC
7.50%	01/15/30	[4]	25,577,800	31,117,169
Protective Life Global Funding
2.70%	11/25/20	[4]	32,195,000	32,422,796
Raymond James Financial, Inc.
4.95%	07/15/46		63,856,000	69,293,785
5.63%	04/01/24		4,484,000	5,090,500

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
SL Green Realty Corp.
5.00%	08/15/18		$32,299,000	$32,934,402

				5,566,644,202

Food — 0.40%
Chobani LLC/Chobani Finance Corp., Inc.
7.50%	04/15/25	[4]	26,108,000	28,457,720
Kraft Heinz Foods Co.
3.00%	06/01/26		36,576,000	35,101,898
3.95%	07/15/25		17,714,000	18,274,391
4.38%	06/01/46		96,228,000	94,913,526
5.20%	07/15/45		26,987,000	29,647,136
6.13%	08/23/18		15,700,000	16,276,755
(LIBOR USD 3-Month plus 0.42%)
1.73%	08/09/19	[3]	11,505,000	11,524,748
Lamb Weston Holdings, Inc.
4.63%	11/01/24	[4]	9,514,000	9,965,915
Mondelez International Holdings Netherlands BV (Netherlands)
1.63%	10/28/19	[2,4]	69,630,000	69,103,945
Post Holdings, Inc.
5.75%	03/01/27	[4]	6,487,000	6,714,045

				319,980,079

Gaming — 0.02%
Churchill Downs, Inc.
5.38%	12/15/21		12,595,000	13,051,569

Health Care — 3.38%
Abbott Laboratories
2.00%	09/15/18		14,885,000	14,927,042
2.90%	11/30/21		26,530,000	27,038,063
3.75%	11/30/26		138,308,000	142,289,680
AbbVie, Inc.
3.60%	05/14/25		70,270,000	72,971,923
Actavis Funding SCS (Luxembourg)
2.35%	03/12/18	[2]	162,202,000	162,692,372
3.80%	03/15/25	[2]	5,242,000	5,452,427
3.85%	06/15/24	[2]	32,949,000	34,421,882
4.55%	03/15/35	[2]	23,549,000	25,199,812
Aetna, Inc.
1.50%	11/15/17		17,284,000	17,282,397
1.70%	06/07/18		50,400,000	50,441,245
3.88%	08/15/47		7,430,000	7,551,856
Amgen, Inc.
3.13%	05/01/25		5,420,000	5,461,349
4.40%	05/01/45		23,928,000	25,434,368
4.56%	06/15/48		39,579,000	43,050,367
4.66%	06/15/51		25,279,000	27,799,965

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 92

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Anthem, Inc.
1.88%	01/15/18		$41,730,000	$41,758,335
2.25%	08/15/19		13,670,000	13,736,121
2.30%	07/15/18		11,556,000	11,608,242
3.30%	01/15/23		28,125,000	28,974,150
3.50%	08/15/24		12,140,000	12,512,361
3.70%	08/15/21		2,700,000	2,818,431
7.00%	02/15/19		22,179,000	23,660,440
Ascension Health
3.95%	11/15/46		34,440,000	34,981,469
AstraZeneca PLC (United Kingdom)
3.13%	06/12/27	[2]	141,430,000	139,486,328
3.38%	11/16/25	[2]	2,723,000	2,768,206
Baxalta, Inc.
2.00%	06/22/18		29,577,000	29,687,766
2.88%	06/23/20		28,810,000	29,258,929
4.00%	06/23/25		3,047,000	3,201,544
Bayer US Finance LLC
2.38%	10/08/19	[4]	15,185,000	15,262,808
Baylor Scott & White Holdings
4.19%	11/15/45		30,300,000	32,061,187
Biogen, Inc.
5.20%	09/15/45		3,265,000	3,769,707
Celgene Corp.
2.88%	08/15/20		4,350,000	4,443,322
3.88%	08/15/25		22,000,000	23,250,891
4.63%	05/15/44		12,750,000	13,809,422
5.00%	08/15/45		139,876,000	159,913,797
Centene Corp.
4.75%	01/15/25		42,096,000	43,779,840
Cigna Corp.
3.05%	10/15/27		82,541,000	81,612,620
3.88%	10/15/47		4,750,000	4,754,573
DaVita, Inc.
5.00%	05/01/25		2,315,000	2,291,850
5.13%	07/15/24		12,382,000	12,436,171
Forest Laboratories LLC
5.00%	12/15/21	[4]	11,870,000	12,989,810
Fresenius Medical Care U.S. Finance II, Inc.
4.13%	10/15/20	[4]	3,850,000	4,048,579
5.63%	07/31/19	[4]	100,440,000	106,608,285
6.50%	09/15/18	[4]	56,863,000	59,292,435
Gilead Sciences, Inc.
2.95%	03/01/27		14,247,000	14,140,487
3.50%	02/01/25		23,500,000	24,496,015
3.65%	03/01/26		7,200,000	7,512,016
3.70%	04/01/24		16,915,000	17,879,453
4.00%	09/01/36		25,000,000	25,802,303
4.15%	03/01/47		22,925,000	23,544,636

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
4.50%	02/01/45		$4,620,000	$5,001,949
4.75%	03/01/46		3,489,000	3,916,275
HCA, Inc.
4.25%	10/15/19		9,790,000	10,157,125
4.75%	05/01/23		26,988,000	28,573,545
5.00%	03/15/24		26,516,000	28,305,830
5.25%	04/15/25		12,160,000	13,178,400
5.25%	06/15/26		1,203,000	1,299,240
6.50%	02/15/20		7,395,000	8,060,550
Humana, Inc.
7.20%	06/15/18		10,166,000	10,541,349
Kaiser Foundation Hospitals
4.15%	05/01/47		120,010,000	128,897,889
Memorial Sloan-Kettering Cancer Center, Series 2015
4.20%	07/01/55		1,233,000	1,289,503
Merck & Co., Inc.
3.70%	02/10/45		215,000	219,107
Molina Healthcare, Inc.
4.88%	06/15/25	[4]	10,392,000	10,288,080
5.38%	11/15/22		11,983,000	12,462,320
New York and Presbyterian Hospital (The)
4.02%	08/01/45		23,230,000	24,058,498
Northwell Healthcare, Inc.
4.80%	11/01/42		40,000	44,141
Novartis Capital Corp.
4.00%	11/20/45		9,990,000	10,721,153
4.40%	05/06/44		3,000,000	3,399,348
NYU Hospitals Center
4.37%	07/01/47		41,835,000	44,353,890
Pfizer, Inc.
4.13%	12/15/46		7,600,000	8,136,804
4.40%	05/15/44		2,400,000	2,656,075
Providence St. Joseph Health Obligated Group, Series H
2.75%	10/01/26		7,835,000	7,525,600
Shire Acquisitions Investments Ireland DAC (Ireland)
1.90%	09/23/19	[2]	254,543,000	254,162,097
Tenet Healthcare Corp.
4.38%	10/01/21		5,885,000	5,980,631
4.50%	04/01/21		23,904,000	24,441,840
4.63%	07/15/24	[4]	3,966,000	3,940,062
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)
1.40%	07/20/18	[2]	7,475,000	7,423,621
2.80%	07/21/23	[2]	49,640,000	47,634,296
3.15%	10/01/26	[2]	30,000,000	27,636,285
Trinity Health Corp.
4.13%	12/01/45		17,833,000	17,751,130
UnitedHealth Group, Inc.
3.95%	10/15/42		6,932,000	7,123,778

See accompanying notes to Schedule of Portfolio Investments.

93 / Semi-Annual Report September 2017

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
4.20%	01/15/47		$16,648,000	$17,687,043
4.25%	03/15/43		14,310,000	15,358,873
4.25%	04/15/47		5,746,000	6,177,876
4.75%	07/15/45		59,438,000	68,672,306
Valeant Pharmaceuticals International, Inc.
6.75%	08/15/21	[4]	9,000,000	8,853,750
7.25%	07/15/22	[4]	2,550,000	2,495,813
Valeant Pharmaceuticals International, Inc. (Canada)
5.50%	03/01/23	[2,4]	5,122,000	4,507,360
5.63%	12/01/21	[2,4]	14,083,000	13,202,813
5.88%	05/15/23	[2,4]	32,891,000	29,149,649
6.13%	04/15/25	[2,4]	30,014,000	26,412,320
6.50%	03/15/22	[2,4]	2,325,000	2,464,500
WellCare Health Plans, Inc.
5.25%	04/01/25		21,808,000	23,007,440

				2,707,337,431

Industrials — 0.33%
Amcor Finance USA, Inc.
3.63%	04/28/26	[4]	12,271,000	12,157,960
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)
4.25%	09/15/22	[2,4]	11,101,000	11,448,461
4.63%	05/15/23	[2,4]	12,416,000	12,722,675
Ball Corp.
4.00%	11/15/23		405,000	416,644
5.25%	07/01/25		587,000	646,581
Clean Harbors, Inc.
5.13%	06/01/21		25,060,000	25,521,104
Crown Americas LLC/Crown Americas Capital Corp. V
4.25%	09/30/26		21,073,000	21,336,413
Graphic Packaging International, Inc.
4.88%	11/15/22		7,563,000	8,073,503
L3 Technologies, Inc.
4.75%	07/15/20		6,140,000	6,560,667
5.20%	10/15/19		15,465,000	16,448,149
Metropolitan Life Global Funding I
1.35%	09/14/18	[4]	14,400,000	14,354,491
Sealed Air Corp.
4.88%	12/01/22	[4]	9,612,000	10,248,795
5.13%	12/01/24	[4]	3,255,000	3,519,469
5.25%	04/01/23	[4]	21,884,000	23,689,430
Siemens Financieringsmaatschappij NV (Netherlands)
2.35%	10/15/26	[2,4]	93,010,000	87,540,128
Standard Industries, Inc.
5.13%	02/15/21	[4]	1,000,000	1,032,500
United Technologies Corp. (STEP)
1.78%	05/04/18		10,464,000	10,470,513

				266,187,483

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Information Technology — 0.37%
Amazon.com, Inc.
3.15%	08/22/27	[4]	$118,515,000	$119,608,200
4.05%	08/22/47	[4]	13,035,000	13,341,603
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.
5.75%	03/01/25	[4]	3,061,000	3,124,133
First Data Corp.
5.00%	01/15/24	[4]	7,105,000	7,403,765
Microsoft Corp.
2.40%	08/08/26		56,315,000	54,349,128
2.88%	02/06/24		6,295,000	6,426,418
3.30%	02/06/27		5,805,000	6,016,339
MSCI, Inc.
4.75%	08/01/26	[4]	4,984,000	5,251,890
NXP BV/NXP Funding LLC (Netherlands)
3.88%	09/01/22	[2,4]	8,800,000	9,123,444
4.13%	06/01/21	[2,4]	14,690,000	15,406,138
Oracle Corp.
4.13%	05/15/45		4,800,000	5,020,655
Quintiles IMS, Inc.
4.88%	05/15/23	[4]	42,938,000	44,870,210
Zayo Group LLC/Zayo Capital, Inc.
5.75%	01/15/27[4]		5,178,000	5,501,625

				295,443,548

Insurance — 0.76%
Berkshire Hathaway Finance Corp.
4.30%	05/15/43		7,200,000	7,867,194
4.40%	05/15/42		57,751,000	63,949,906
Farmers Exchange Capital
7.05%	07/15/28	[4]	10,634,000	13,386,019
7.20%	07/15/48	[4]	18,265,000	23,741,669
Farmers Exchange Capital II
6.15%	11/01/53	[4,9]	64,140,000	73,126,687
Farmers Exchange Capital III
5.45%	10/15/54	[4,9]	72,575,000	78,018,125
Guardian Life Global Funding
2.00%	04/26/21	[4]	5,475,000	5,406,546
Jackson National Life Global Funding
1.88%	10/15/18	[4]	55,605,000	55,670,809
MassMutual Global Funding II
2.00%	04/15/21	[4]	8,250,000	8,167,071
Metropolitan Life Global Funding I
1.50%	01/10/18	[4]	14,800,000	14,801,033
1.55%	09/13/19	[4]	17,000,000	16,896,182
1.75%	12/19/18	[4]	46,175,000	46,114,719
1.88%	06/22/18	[4]	23,650,000	23,690,337
2.50%	12/03/20	[4]	57,015,000	57,533,488

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 94

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance (continued)
Nationwide Mutual Insurance Co.
(LIBOR USD 3-Month plus 2.29%)
3.61%	12/15/24	[3,4]	$18,949,000	$18,972,686
New York Life Global Funding
1.55%	11/02/18	[4]	32,050,000	31,982,823
2.00%	04/13/21	[4]	24,750,000	24,599,586
Pricoa Global Funding I
1.60%	05/29/18	[4]	24,825,000	24,839,610
Teachers Insurance & Annuity Association of America
4.38%	09/15/54[4,9]		20,650,000	20,832,587

				609,597,077

Materials — 0.08%
Axalta Coating Systems LLC
4.88%	08/15/24	[4]	36,695,000	38,392,144
Valvoline, Inc.
4.38%	08/15/25	[4]	10,489,000	10,698,780
5.50%	07/15/24	[4]	9,748,000	10,448,638

				59,539,562

Real Estate Investment Trust (REIT) — 1.74%
Alexandria Real Estate Equities, Inc.
2.75%	01/15/20		5,205,000	5,259,416
3.90%	06/15/23		57,677,000	60,038,296
3.95%	01/15/27		2,500,000	2,566,154
3.95%	01/15/28		638,000	650,886
4.60%	04/01/22		37,150,000	39,810,952
American Campus Communities Operating Partnership LP
3.75%	04/15/23		7,059,000	7,282,357
AvalonBay Communities, Inc. (GMTN)
3.95%	01/15/21		7,245,000	7,582,657
Boston Properties LP
2.75%	10/01/26		74,339,000	70,268,451
3.13%	09/01/23		5,000,000	5,103,985
3.65%	02/01/26		5,000,000	5,096,587
3.70%	11/15/18		26,115,000	26,528,727
5.63%	11/15/20		8,659,000	9,487,259
Camden Property Trust
4.63%	06/15/21		600,000	639,152
Crown Castle International Corp.
3.20%	09/01/24		30,665,000	30,497,690
4.75%	05/15/47		5,665,000	5,811,041
Education Realty Operating Partnership LP
4.60%	12/01/24		24,798,000	25,603,910
ERP Operating LP
3.25%	08/01/27		12,000,000	12,006,958
First Industrial LP (MTN)
7.50%	12/01/17		80,000	80,729

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
HCP, Inc.
2.63%	02/01/20		$8,285,000	$8,355,083
3.15%	08/01/22		12,660,000	12,828,302
3.75%	02/01/19		30,856,000	31,476,236
3.88%	08/15/24		28,684,000	29,508,722
4.00%	12/01/22		54,420,000	57,162,093
4.20%	03/01/24		24,904,000	26,216,601
4.25%	11/15/23		85,445,000	90,523,723
Healthcare Realty Trust, Inc.
5.75%	01/15/21		30,455,000	33,370,777
Healthcare Trust of America Holdings LP
3.75%	07/01/27		21,685,000	21,670,862
Highwoods Realty LP
7.50%	04/15/18		15,585,000	16,044,991
Hospitality Properties Trust
6.70%	01/15/18		5,926,000	5,948,628
Kimco Realty Corp.
6.88%	10/01/19		9,175,000	9,982,953
Mid-America Apartments LP
4.30%	10/15/23		10,036,000	10,655,576
Public Storage
3.09%	09/15/27		9,050,000	9,033,205
Realty Income Corp.
6.75%	08/15/19		15,645,000	16,992,316
SBA Communications Corp.
4.00%	10/01/22	[4]	51,002,000	51,512,020
4.88%	09/01/24		21,885,000	22,623,619
SL Green Realty Corp.
4.50%	12/01/22		8,570,000	8,900,668
7.75%	03/15/20		26,913,000	29,998,710
UDR, Inc. (MTN)
4.25%	06/01/18		16,738,000	17,002,934
Ventas Realty LP
3.13%	06/15/23		1,235,000	1,241,185
3.25%	10/15/26		12,180,000	11,861,505
3.50%	02/01/25		27,105,000	27,253,181
3.75%	05/01/24		17,500,000	18,002,154
4.13%	01/15/26		25,010,000	26,092,003
4.38%	02/01/45		18,585,000	18,454,217
Ventas Realty LP/Ventas Capital Corp.
2.00%	02/15/18		19,860,000	19,879,534
2.70%	04/01/20		49,673,000	50,170,926
3.25%	08/15/22		3,000,000	3,049,960
4.00%	04/30/19		31,781,000	32,614,695
VEREIT Operating Partnership LP
3.00%	02/06/19		23,423,000	23,613,312
4.13%	06/01/21		2,325,000	2,432,674
WEA Finance LLC/Westfield UK & Europe Finance PLC
2.70%	09/17/19	[4]	152,142,000	153,498,871

See accompanying notes to Schedule of Portfolio Investments.

95 / Semi-Annual Report September 2017

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
3.25%	10/05/20	[4]	$68,280,000	$69,556,597
Welltower, Inc.
2.25%	03/15/18		11,443,000	11,475,956
3.75%	03/15/23		3,170,000	3,303,557
4.00%	06/01/25		32,209,000	33,632,383
4.13%	04/01/19		39,635,000	40,736,635
4.50%	01/15/24		4,698,000	5,050,855
4.95%	01/15/21		3,732,000	4,005,824
6.50%	03/15/41		13,430,000	17,045,571

				1,397,094,821

Retail — 0.24%
Alimentation Couche-Tard, Inc. (Canada)
3.55%	07/26/27	[2,4]	12,160,000	12,305,052
BC ULC/New Red Finance, Inc. (Canada)
4.25%	05/15/24	[2,4]	12,453,000	12,527,718
Cumberland Farms, Inc.
6.75%	05/01/25	[4]	965,000	1,026,519
CVS Health Corp.
3.88%	07/20/25		17,800,000	18,614,039
4.00%	12/05/23		4,693,000	4,994,979
4.88%	07/20/35		50,425,000	56,140,951
Walgreens Boots Alliance, Inc.
3.45%	06/01/26		47,875,000	47,803,558
3.80%	11/18/24		12,810,000	13,278,148
4.80%	11/18/44		16,214,000	17,289,085
Wal-Mart Stores, Inc.
4.30%	04/22/44		2,968,000	3,277,064
4.75%	10/02/43		7,175,000	8,406,696

				195,663,809

Services — 0.13%
Aramark Services, Inc.
4.75%	06/01/26		9,580,000	10,092,530
Gartner, Inc.
5.13%	04/01/25	[4]	1,488,000	1,573,560
IHS Markit Ltd. (United Kingdom)
5.00%	11/01/22	[2,4]	20,528,000	22,221,560
Northwestern University
3.69%	12/01/38		22,510,000	23,486,852
Republic Services, Inc.
3.80%	05/15/18		1,975,000	2,001,036
University of Southern California
3.03%	10/01/39		47,622,000	44,637,625

				104,013,163

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation — 0.48%
America West Airlines Pass-Through Trust, Series 1999-1, Class G
7.93%	01/02/19		$2,970,839	$3,074,818
America West Airlines Pass-Through Trust, Series 2001-1, Class G
7.10%	04/02/21		6,744,917	7,237,971
American Airlines Pass-Through Trust, Series 2011-1, Class A
5.25%	01/31/21		2,509,945	2,697,689
American Airlines Pass-Through Trust, Series 2013-1, Class A
4.00%	07/15/25		19,064,794	19,823,715
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23		91,496,465	97,635,695
American Airlines Pass-Through Trust, Series 2017-2, Class AA
3.35%	10/15/29		19,945,000	20,119,519
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		129,582	130,480
Continental Airlines Pass-Through Trust, Series 1999-1, Class A
6.55%	02/02/19		1,959,902	2,033,399
Continental Airlines Pass-Through Trust, Series 1999-2 AMBC, Class C2
6.24%	03/15/20		42,874	44,293
Continental Airlines Pass-Through Trust, Series 1999-2, Class A
7.26%	03/15/20		3,589,190	3,802,388
Continental Airlines Pass-Through Trust, Series 2000-1, Class A1
8.05%	11/01/20		9,966	11,001
Continental Airlines Pass-Through Trust, Series 2000-2, Class A1
7.71%	04/02/21		2,740,715	2,948,501
Continental Airlines Pass-Through Trust, Series 2007, Class 1A
5.98%	04/19/22		32,895,544	36,308,457
Continental Airlines Pass-Through Trust, Series 2007, Class 1B
6.90%	04/19/22		1,013,248	1,074,043
Continental Airlines Pass-Through Trust, Series 2009, Class A2
7.25%	11/10/19		30,802,004	33,773,781
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G1
6.72%	01/02/23		39,542,066	44,348,918
Northwest Airlines Pass-Through Trust, Series 2001-1, Class A1
7.04%	04/01/22		3,549,828	4,082,302
SMBC Aviation Capital Finance DAC
3.00%	07/15/22	[2,4]	22,325,000	22,314,098

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 96

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
U.S. Airways Pass-Through Trust, Series 2010-1, Class A
6.25%	04/22/23		$20,777,883	$23,314,571
U.S. Airways Pass-Through Trust, Series 2011-1, Class A
7.13%	10/22/23		3,860,638	4,469,161
U.S. Airways Pass-Through Trust, Series 2011-1, Class G
7.08%	03/20/21		960,575	1,027,700
U.S. Airways Pass-Through Trust, Series 2012, Class A
4.63%	06/03/25		11,074	11,866
U.S. Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24		46,832,658	52,766,215

				383,050,581

Total Corporates
(Cost $22,202,937,297)				22,555,471,573

MORTGAGE-BACKED — 40.20%**
Non-Agency Commercial
Mortgage-Backed — 1.33%
1211 Avenue of the Americas Trust, Series 2015-1211, Class A1A2
3.90%	08/10/35	[4]	36,885,000	39,117,822
225 Liberty Street Trust, Series 2016-225L, Class A
3.60%	02/10/36	[4]	63,710,000	66,109,561
245 Park Avenue Trust, Series 2017-245P, Class A
3.51%	06/05/37	[4]	2,000,000	2,063,949
Banc of America Merrill Lynch Commercial Mortgage Trust, Series 2012-PARK, Class A
2.96%	12/10/30	[4]	10,335,000	10,553,798
Banc of America Merrill Lynch Commercial Mortgage Trust, Series 2014-520M, Class A
4.33%	08/15/46	[4,9]	8,188,103	8,799,814
Banc of America Re-REMIC Trust, Series 2009-UB2, Class A4AB
5.56%	12/24/49	[4,9]	27,009	26,942
Banc of America Re-REMIC Trust, Series 2010-UB5, Class A4B
6.06%	02/17/51	[4,9]	12,509,119	12,500,020
Bayview Commercial Asset Trust, Series 2004-1, Class A
(LIBOR USD 1-Month plus 0.54%)
1.60%	04/25/34	[3,4]	40,057	39,509
Bayview Commercial Asset Trust, Series 2004-2, Class A
(LIBOR USD 1-Month plus 0.65%)
1.67%	08/25/34	[3,4]	403,118	389,867
BBCMS Trust, Series 2015-SRCH, Class A2

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
4.20%	08/10/35	[4]	$48,985,000	$52,982,276
BXP Trust, Series 2017-GM, Class A
3.38%	06/13/39	[4]	1,298,000	1,323,389
Capmark Mortgage Securities, Inc., Series 1998-C2, Class X (IO)
1.25%	05/15/35	[5,6,9]	5,424,792	30,963
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2
3.06%	12/15/47		409,142	410,249
CGRBS Commercial Mortgage Trust, Series 2013-VN05, Class A
3.37%	03/13/35	[4]	18,667,744	19,239,901
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class A
3.25%	05/10/35	[4]	5,000	5,136
Commercial Mortgage Trust, Series 2013-300P, Class A1
4.35%	08/10/30	[4]	14,635,000	15,839,958
Commercial Mortgage Trust, Series 2013-CR12, Class A4
4.05%	10/10/46		440,000	471,848
Commercial Mortgage Trust, Series 2013-LC6, Class A2
1.91%	01/10/46		9,762,376	9,764,025
Commercial Mortgage Trust, Series 2013-SFS, Class A2
3.09%	04/12/35	[4,9]	7,205,000	7,295,891
Commercial Mortgage Trust, Series 2014-277P, Class A
3.73%	08/10/49	[4,9]	15,960,000	16,684,345
Commercial Mortgage Trust, Series 2015-3BP, Class A
3.18%	02/10/35	[4]	16,440,000	16,636,172
Commercial Mortgage Trust, Series 2016-787S, Class A
3.55%	02/10/36	[4]	74,550,000	76,926,434
DBUBS Mortgage Trust, Series 2011-LC1A, Class A2
4.53%	11/10/46	[4]	10,770,574	10,964,498
Eleven Madison Mortgage Trust, Series 2015-11MD, Class A
3.67%	09/10/35	[4,9]	1,362,500	1,415,549
GRACE Mortgage Trust, Series 2014-GRCE, Class A
3.37%	06/10/28	[4]	73,520,000	76,066,586
GS Mortgage Securities Corp. II, Series 2013-KING, Class A
2.71%	12/10/27	[4]	7,675,615	7,768,528
GS Mortgage Securities Trust, Series 2010-C2, Class A1
3.85%	12/10/43	[4]	4,702,236	4,819,872

See accompanying notes to Schedule of Portfolio Investments.

97 / Semi-Annual Report September 2017

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
GS Mortgage Securities Trust, Series 2011-GC5, Class A4
3.71%	08/10/44		$87,335,000	$91,579,525
GS Mortgage Securities Trust, Series 2012-ALOH, Class A
3.55%	04/10/34	[4]	58,809,000	61,398,584
GS Mortgage Securities Trust, Series 2012-SHOP, Class A
2.93%	06/05/31	[4]	180,000	182,579
GS Mortgage Securities Trust, Series 2013-GC16, Class A2
3.03%	11/10/46		21,304,900	21,530,576
GS Mortgage Securities Trust, Series 2014-3R, Class 2A
(LIBOR USD 1-Month plus 0.18%)
1.41%	09/26/36	[3,4]	13,064,327	12,726,636
GS Mortgage Securities Trust, Series 2015-1R, Class 2A
3.32%	01/26/36	[4,9]	10,843,247	10,897,755
GS Mortgage Securities Trust., Series 2009-1R, Class 2A1
3.48%	11/25/35	[4,9]	5,358	5,376
Irvine Core Office Trust, Series 2013-IRV, Class A1
2.07%	05/15/48	[4]	8,267,134	8,203,766
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class A2
2.42%	07/15/45		12,403,596	12,445,272
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3S
5.24%	05/15/47	[4]	1,546,297	1,538,816
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-HSBC, Class A
3.09%	07/05/32	[4]	25,569,166	26,337,391
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-1A, Class 2A3
5.62%	03/25/37	[4,9]	3,671,925	3,767,363
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A2
1.87%	11/15/45		322,371	322,231
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A3
2.51%	11/15/45		30,429,000	30,615,457
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A2
1.86%	02/15/46		9,471,582	9,470,201
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A2
1.97%	05/15/46		2,581,386	2,582,870
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A3

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
3.53%	08/15/47		$47,530,000	$49,558,875
Morgan Stanley Capital I Trust, Series 2013-WLSR, Class A
2.70%	01/11/32	[4]	3,720,000	3,740,708
Morgan Stanley Capital I Trust, Series 2014-MP, Class A
3.47%	08/11/33	[4]	30,242,500	31,316,786
Morgan Stanley Capital I Trust, Series 2015-420, Class A
3.73%	10/11/50	[4]	1,065,000	1,108,723
Olympic Tower Mortgage Trust, Series 2017-OT, Class A
3.57%	05/10/39	[4]	4,500,000	4,651,631
RBS Commercial Funding Trust, Series 2013-GSP, Class A
3.96%	01/13/32	[4,9]	103,085,000	108,363,859
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A1
3.87%	01/05/43	[4,9]	20,040,000	19,972,545
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A2
2.11%	05/10/63		3,523,667	3,528,160
VNDO Mortgage Trust, Series 2012-6AVE, Class A
3.00%	11/15/30	[4]	19,925,000	20,353,615
Wachovia Mortgage Loan Trust LLC, Series 2006-AMN1, Class A3
(LIBOR USD 1-Month plus 0.24%)
1.48%	08/25/36	[3]	23,750,056	14,363,725
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2
4.39%	11/15/43	[4]	900,000	948,604
Wells Fargo Commercial Mortgage Trust, Series 2013-120B, Class A
2.80%	03/18/28	[4,9]	9,805,000	9,895,837
WF-RBS Commercial Mortgage Trust, Series 2010-C8, Class A3
3.00%	08/15/45		47,205,000	48,358,704
WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class A3
4.39%	06/15/44	[4]	1,594,242	1,629,082

				1,069,642,154

Non-Agency Mortgage-Backed — 6.26%
Aames Mortgage Investment Trust, Series 2002-1, Class A3 (STEP)
5.59%	06/25/32		54,715	55,039
Accredited Mortgage Loan Trust, Series 2006-2, Class A3
(LIBOR USD 1-Month plus 0.15%)
1.39%	09/25/36	[3]	769,834	769,747

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 98

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Accredited Mortgage Loan Trust, Series 2007-1, Class A4
(LIBOR USD 1-Month plus 0.22%)
1.46%	02/25/37	[3]	$46,525,000	$44,038,090
ACE Securities Corp., Series 2004-IN1, Class A1
(LIBOR USD 1-Month plus 0.64%)
1.88%	05/25/34	[3]	4,653	4,334
ACE Securities Corp., Series 2006-HE3, Class A2C
(LIBOR USD 1-Month plus 0.15%)
1.39%	06/25/36	[3]	3,892,745	2,687,009
Adjustable Rate Mortgage Trust, Series 2005-10, Class 6A1
(LIBOR USD 1-Month plus 0.54%)
1.78%	01/25/36	[3]	426,354	405,140
Adjustable Rate Mortgage Trust, Series 2005-5, Class 6A21
(LIBOR USD 1-Month plus 0.23%)
1.47%	09/25/35	[3]	1,833,443	1,834,539
Adjustable Rate Mortgage Trust, Series 2006-3, Class 4A32
(LIBOR USD 1-Month plus 0.20%)
1.44%	08/25/36	[3]	20,209,650	19,919,221
Aegis Asset-Backed Securities Trust, Series 2005-5, Class 1A3
(LIBOR USD 1-Month plus 0.27%)
1.51%	12/25/35	[3]	762,428	765,595
American Home Mortgage Investment Trust, Series 2004-3, Class 2A
(LIBOR USD 6-Month plus 1.50%)
2.96%	10/25/34	[3]	7,937,680	7,848,754
Ameriquest Mortgage Securities, Inc., Series 2004-R10, Class A1
(LIBOR USD 1-Month plus 0.66%)
1.90%	11/25/34	[3]	45,020,738	44,605,904
Ameriquest Mortgage Securities, Inc., Series 2005-R11, Class M1
(LIBOR USD 1-Month plus 0.45%)
1.69%	01/25/36	[3]	19,225,000	19,128,383
Ameriquest Mortgage Securities, Inc., Series 2006-R1, Class M1
(LIBOR USD 1-Month plus 0.39%)
1.63%	03/25/36	[3]	20,041,967	19,799,473
Amresco Residential Securities Mortgage Loan Trust, Series 1998-1, Class A5 (STEP)
7.20%	10/25/27		70,248	73,573
Argent Securities, Inc., Series 2004-W6, Class AV2
(LIBOR USD 1-Month plus 0.90%)
2.14%	05/25/34	[3]	15,301,073	15,006,396

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Argent Securities, Inc., Series 2005-W2, Class A1
(LIBOR USD 1-Month plus 0.26%)
1.50%	10/25/35	[3]	$31,573,682	$31,627,523
Argent Securities, Inc., Series 2005-W3, Class A1
(LIBOR USD 1-Month plus 0.26%)
1.50%	11/25/35	[3]	48,889,215	48,236,447
Asset-Backed Funding Certificates, Series 2005-HE1, Class M1
(LIBOR USD 1-Month plus 0.63%)
1.87%	03/25/35	[3]	13,390,115	13,418,483
Asset-Backed Funding Certificates, Series 2006-OPT3, Class A3B
(LIBOR USD 1-Month plus 0.16%)
1.40%	11/25/36	[3]	25,534,556	16,261,411
Asset-Backed Funding Certificates, Series 2007-WMC1, Class A2B
(LIBOR USD 1-Month plus 1.00%)
2.24%	06/25/37	[3]	27,792,882	24,227,661
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2006-HE5, Class A1
(LIBOR USD 1-Month plus 0.13%)
1.36%	07/25/36	[3]	26,457,240	26,209,351
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2006-HE6, Class A5
(LIBOR USD 1-Month plus 0.23%)
1.47%	11/25/36	[3]	18,411,000	15,081,122
Banc of America Funding Trust, Series 2003-2, Class 1A1
6.50%	06/25/32		29,557	31,351
Banc of America Funding Trust, Series 2006-D, Class 3A1
3.52%	05/20/36	[9]	8,185,311	7,565,269
Banc of America Funding Trust, Series 2006-E, Class 2A1
3.71%	06/20/36	[9]	120,404	118,054
Banc of America Funding Trust, Series 2006-G, Class 2A1
(LIBOR USD 1-Month plus 0.22%)
1.46%	07/20/36	[3]	11,728,098	11,738,134
Banc of America Funding Trust, Series 2006-H, Class 3A1
3.54%	09/20/46	[9]	1,995,364	1,879,775
Banc of America Funding Trust, Series 2014-R8, Class A1
(LIBOR USD 1-Month plus 0.24%)
1.48%	06/26/36	[3,4]	12,068,360	11,715,011
Banc of America Funding Trust, Series 2015-R2, Class 1A1

See accompanying notes to Schedule of Portfolio Investments.

99 / Semi-Annual Report September 2017

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
(LIBOR USD 1-Month plus 0.14%)
1.38%	08/27/36	[3,4]	$42,889,321	$40,990,718
Banc of America Funding Trust, Series 2015-R2, Class 3A1
(LIBOR USD 1-Month plus 0.26%)
1.50%	04/29/37	[3,4]	24,971,958	24,508,392
Banc of America Funding Trust, Series 2015-R2, Class 7A1
(LIBOR USD 1-Month plus 0.28%)
1.52%	09/29/36	[3,4]	22,767,619	22,217,856
Banc of America Funding Trust, Series 2015-R2, Class 9A1
(LIBOR USD 1-Month plus 0.22%)
1.45%	03/27/36	[3,4]	11,606,198	11,318,510
Banc of America Funding Trust, Series 2015-R5, Class 1A1
(LIBOR USD 1-Month plus 0.13%)
1.37%	10/26/36	[3,4]	98,802,466	95,181,336
Banc of America Funding Trust, Series 2015-R5, Class 1A2
(LIBOR USD 1-Month plus 0.13%)
1.37%	10/26/36	[3,4]	42,536,000	38,952,920
Banc of America Funding Trust, Series 2016-R1, Class A1
2.50%	03/25/40	[4,9]	54,937,100	55,694,084
Banc of America Mortgage Securities, Inc., Series 2004-F, Class 1A1
3.77%	07/25/34	[9]	63,035	64,603
Banc of America Mortgage Securities, Inc., Series 2005-C, Class 2A2
3.68%	04/25/35	[9]	615,883	606,193
Banc of America Mortgage Securities, Inc., Series 2006-2, Class A2
(LIBOR USD 1-Month plus 6.00%)
6.00%	07/25/46	[3]	231,730	215,874
Banc of America Mortgage Securities, Inc., Series 2007-1, Class 1A24
6.00%	03/25/37		1,109,632	1,067,930
Banc of America Mortgage Securities, Inc., Series 2007-3, Class 1A1
6.00%	09/25/37		656,878	639,473
BCAP LLC Trust, Series 2007-AA2, Class 2A5
6.00%	04/25/37		376,169	330,141
BCAP LLC Trust, Series 2007-AA5, Class A1
(LIBOR USD 1-Month plus 0.65%)
1.89%	09/25/47	[3]	40,379,965	37,458,619
BCAP LLC Trust, Series 2009-RR10, Class 7A1

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.30%)
3.53%	10/26/35	[3,4]	$3,363,371	$3,402,164
BCAP LLC Trust, Series 2011-RR3, Class 1A5
3.58%	05/27/37	[4,9]	3,556,126	3,566,752
BCAP LLC Trust, Series 2011-RR3, Class 5A3
3.56%	11/27/37	[4,9]	5,522,002	5,524,632
BCAP LLC Trust, Series 2011-RR5, Class 1A3
3.09%	03/26/37	[4,9]	154,946	155,321
BCAP LLC Trust, Series 2015-RR2, Class 26A1
3.18%	03/28/36	[4,9]	10,876,451	11,015,313
Bear Stearns ALT-A Trust, Series 2005-4, Class 22A2
3.62%	05/25/35	[9]	26,492	25,317
Bear Stearns ALT-A Trust, Series 2006-4, Class 32A1
3.56%	07/25/36	[9]	2,660,193	2,178,391
Bear Stearns ARM Trust, Series 2004-1, Class 13A2
3.70%	04/25/34	[9]	10,686	10,786
Bear Stearns ARM Trust, Series 2004-10, Class 14A1
3.45%	01/25/35	[9]	4,316,468	4,280,453
Bear Stearns ARM Trust, Series 2006-4, Class 2A1
3.37%	10/25/36	[9]	942,230	947,031
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE9, Class 3A
(LIBOR USD 1-Month plus 0.14%)
1.38%	11/25/36	[3]	13,882,347	12,767,198
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC7, Class A1 (STEP)
5.50%	01/25/34		872,787	886,153
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC7, Class A2 (STEP)
5.75%	01/25/34		786,876	801,782
Bear Stearns Asset-Backed Securities Trust, Series 2005-AC5, Class 2A3
(LIBOR USD 1-Month plus 0.25%)
1.49%	08/25/20	[3]	1,895,145	1,298,930
Bear Stearns Asset-Backed Securities Trust, Series 2005-SD1, Class 1A3
(LIBOR USD 1-Month plus 0.80%)
2.04%	08/25/43	[3]	813	815
Bear Stearns Asset-Backed Securities Trust, Series 2006-AC2, Class 21A3
6.00%	03/25/36		1,195,218	1,210,447

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 100

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Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns Mortgage Funding Trust, Series 2006-AR3, Class 1A1
(LIBOR USD 1-Month plus 0.18%)
1.42%	10/25/36	[3]	$2,896,588	$2,667,258
Bombardier Capital Mortgage Securitization Corp., Series 2001-A, Class A
6.81%	12/15/30	[9]	4,238,923	4,313,619
Carrington Mortgage Loan Trust, Series 2006-NC1, Class A4
(LIBOR USD 1-Month plus 0.31%)
1.55%	01/25/36	[3]	47,650,000	46,099,278
Centex Home Equity Loan Trust, Series 2006-A, Class AV4
(LIBOR USD 1-Month plus 0.25%)
1.49%	06/25/36	[3]	18,994,302	19,088,313
Chase Funding Trust, Series 2003-5, Class 2A2
(LIBOR USD 1-Month plus 0.60%)
1.84%	07/25/33	[3]	3,059	2,827
Chase Funding Trust, Series 2004-2, Class 2A2
(LIBOR USD 1-Month plus 0.50%)
1.74%	02/26/35	[3]	5,668	4,957
Chase Funding Trust, Series 2006-A1, Class 1A2
3.49%	09/25/36	[9]	1,265,099	1,241,112
Chase Funding Trust, Series 2006-S3, Class 2A1
5.50%	11/25/21		2,317,581	1,945,298
Chase Funding Trust, Series 2007-A2, Class 2A3
3.47%	07/25/37	[9]	3,486,088	3,553,080
Chaseflex Trust, Series 2005-2, Class 4A2
5.50%	05/25/20		2,719,310	2,464,149
Chaseflex Trust, Series 2006-2, Class A2B
(LIBOR USD 1-Month plus 0.20%)
1.44%	09/25/36	[3]	7,317,920	6,648,087
CIM Trust, Series 2015-1EC, Class A16
2.98%	04/25/55	[4,9]	141,638,187	141,231,530
CIM Trust, Series 2015-3AG, Class A1
(LIBOR USD 1-Month plus 1.75%)
2.99%	10/25/57	[3,4]	168,685,345	170,677,190
CIM Trust, Series 2015-4AG, Class A1
(LIBOR USD 1-Month plus 2.00%)
3.24%	10/25/57	[3,4]	61,185,737	61,765,934
CIM Trust, Series 2016-4, Class A1
(LIBOR USD 1-Month plus 2.00%)
3.24%	10/25/57	[3,4]	346,117,138	358,844,090
CIM Trust, Series 2017-5, Class A1
2.30%	05/25/57	[4,9]	32,236,136	32,128,255

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
CIT Mortgage Loan Trust, Series 2007-1, Class 1A
(LIBOR USD 1-Month plus 1.35%)
2.59%	10/25/37	[3,4]	$86,902,650	$87,553,690
Citicorp Mortgage Securities, Inc., Series 2005-1, Class 1A12
5.00%	02/25/35		318,043	318,949
Citicorp Residential Mortgage Securities, Inc., Series 2006-2, Class A5 (STEP)
5.58%	09/25/36		525,000	530,724
Citicorp Residential Mortgage Securities, Inc., Series 2007-1, Class A5 (STEP)
5.55%	03/25/37		650,000	662,604
Citigroup Mortgage Loan Trust, Inc., Series 2006-HE1, Class M2
(LIBOR USD 1-Month plus 0.34%)
1.58%	01/25/36	[3]	8,957,492	8,983,050
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
3.38%	02/25/34	[9]	155,214	153,878
Citigroup Mortgage Loan Trust, Inc., Series 2004-RR2, Class A2
3.21%	05/25/34	[4,9]	3,242,741	3,306,962
Citigroup Mortgage Loan Trust, Inc., Series 2005-5, Class 3A2A
3.31%	10/25/35	[9]	917,676	722,264
Citigroup Mortgage Loan Trust, Inc., Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.26%)
1.50%	11/25/35	[3]	254,194	205,644
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Class 1A2A
3.37%	06/25/36	[9]	6,772,246	6,495,536
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A2A
(LIBOR USD 1-Month plus 0.15%)
1.39%	08/25/36	[3]	6,816,218	6,819,211
Citigroup Mortgage Loan Trust, Inc., Series 2007-6, Class 1A4A
0.26%	03/25/37	[9]	669,086	571,550
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1, Class A4
(LIBOR USD 1-Month plus 0.20%)
1.44%	01/25/37	[3]	120,630	121,069
Citigroup Mortgage Loan Trust, Inc., Series 2010-7, Class 2A1
3.31%	02/25/35	[4,9]	108,989	110,164
Citigroup Mortgage Loan Trust, Inc., Series 2010-9, Class 2A1
(US Treasury Yield Curve T Note Constant Maturity 1 Year plus 2.40%)
2.99%	11/25/35	[3,4]	2,839	2,840

See accompanying notes to Schedule of Portfolio Investments.

101 / Semi-Annual Report September 2017

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust, Inc., Series 2012-3, Class 4A1
3.19%	11/25/36	[4,9]	$1,608,987	$1,623,305
Citigroup Mortgage Loan Trust, Inc., Series 2014-6, Class 3A2
3.59%	11/25/35	[4,9]	8,408,753	8,487,056
Citigroup Mortgage Loan Trust, Inc., Series 2015-2, Class 1A1
(LIBOR USD 1-Month plus 0.20%)
1.43%	06/25/47	[3,4]	31,497,876	31,606,922
Citigroup Mortgage Loan Trust, Inc., Series 2015-2, Class 4A1
(LIBOR USD 1-Month plus 0.70%)
1.53%	03/25/47	[3,4]	23,794,590	22,984,549
Citigroup Mortgage Loan Trust, Inc., Series 2015-3, Class 1A1
(LIBOR USD 1-Month plus 0.27%)
1.50%	03/25/36	[3,4]	11,843,753	11,585,600
Collateralized Mortgage Obligation Trust, Series 57, Class D
9.90%	02/01/19		240	249
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	08/01/32	[9]	2,348,285	2,463,674
Conseco Financial Corp., Series 1996-7, Class M1
7.70%	09/15/26	[9]	6,494,038	6,991,287
Conseco Financial Corp., Series 1998-2, Class A5
6.24%	12/01/28		41,705	43,205
Conseco Financial Corp., Series 1998-3, Class A6
6.76%	03/01/30	[9]	2,935,451	3,129,152
Conseco Financial Corp., Series 1998-6, Class A8
6.66%	06/01/30	[9]	3,910,526	4,158,435
Conseco Financial Corp., Series 2002-C, Class BF2
8.00%	06/15/32	[4,9]	289,391	309,059
CountryPlace Manufactured Housing Contract Trust, Series 2007-1, Class A4
5.85%	07/15/37	[4,9]	8,467,926	8,616,522
Countrywide Alternative Loan Trust, Series 2004-J6, Class 2A1
6.50%	11/25/31		12,449	13,073
Countrywide Alternative Loan Trust, Series 2005-84, Class 1A1
3.28%	02/25/36	[9]	94,685	76,579
Countrywide Alternative Loan Trust, Series 2006-24CB, Class A19
(LIBOR USD 1-Month plus 0.50%)
1.74%	06/25/36	[3]	1,304,504	911,069

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Alternative Loan Trust, Series 2006-HY13, Class 4A1
3.55%	02/25/37	[9]	$2,726,227	$2,653,971
Countrywide Alternative Loan Trust, Series 2006-OC5, Class 2A2A
(LIBOR USD 1-Month plus 0.17%)
1.41%	06/25/46	[3]	891,034	839,901
Countrywide Alternative Loan Trust, Series 2007-J1, Class 2A1
(LIBOR USD 1-Month plus 0.20%)
1.44%	03/25/37	[3]	776,601	306,932
Countrywide Asset-Backed Certificates, Series 2005-11, Class AF4
4.66%	03/25/34	[9]	7,000,000	7,045,384
Countrywide Asset-Backed Certificates, Series 2005-13, Class AF4
4.72%	04/25/36	[9]	261,007	241,546
Countrywide Asset-Backed Certificates, Series 2005-16, Class 4AV4
(LIBOR USD 1-Month plus 0.35%)
1.59%	05/25/36	[3]	1,863,288	1,867,561
Countrywide Asset-Backed Certificates, Series 2005-AB2, Class 1A1
(LIBOR USD 1-Month plus 0.46%)
1.70%	11/25/35	[3]	24,664,609	24,303,679
Countrywide Asset-Backed Certificates, Series 2007-13, Class 2A2
(LIBOR USD 1-Month plus 0.80%)
2.04%	10/25/47	[3]	14,306,174	14,200,175
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2001-HYB1, Class 1A1
2.75%	06/19/31	[9]	11,690	11,934
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-J8, Class 1A4
5.25%	09/25/23		105,121	106,575
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-14, Class 4A1
3.18%	08/25/34	[9]	1,258,822	1,228,339
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 1A1
(LIBOR USD 1-Month plus 0.66%)
1.90%	02/25/35	[3]	157,997	152,529
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-29, Class 3A1
2.46%	02/25/35	[9]	4,053,135	3,125,219
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB3, Class 1A

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 102

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
3.23%	06/20/34	[9]	$55,956	$56,785
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB4, Class 2A1
3.51%	09/20/34	[9]	1,624,655	1,587,363
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB7, Class 3A
3.60%	11/20/34	[9]	333,828	339,321
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-11, Class 1A2
3.84%	04/25/35	[9]	1,151,223	1,163,109
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-31, Class 2A3
3.16%	01/25/36	[9]	310,217	306,314
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-4, Class 4A1
(LIBOR USD 1-Month plus 0.58%)
1.82%	02/25/35	[3]	50,297	46,245
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.60%)
1.84%	05/25/35	[3]	5,202,007	4,885,047
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HY5, Class 1A1
3.77%	09/25/47	[9]	1,594,397	1,554,079
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HYB1, Class 1A1
3.08%	03/25/37	[9]	1,684,531	1,344,605
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A4
3.33%	08/25/33	[9]	26,400	26,485
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 2A1
6.50%	02/25/34		43,545	46,948
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR5, Class 6A1
3.48%	06/25/34	[9]	243,988	249,214
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-6, Class 8A1
4.50%	07/25/20		14,425	14,338
Credit Suisse First Boston Mortgage Securities Corp., Series 2006-2, Class 2A1

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
(LIBOR USD 1-Month plus 0.70%)
1.94%	03/25/36	[3]	$4,570,234	$2,682,821
Credit Suisse Mortgage Trust, Series 2007-2, Class 3A4
5.50%	03/25/37		2,678,747	2,519,074
Credit Suisse Mortgage Trust, Series 2009-14R, Class 2A1
5.00%	06/26/37	[4]	3,850,392	3,891,097
Credit Suisse Mortgage Trust, Series 2010-17R, Class 1A1
3.32%	06/26/36	[4,9]	690,612	697,468
Credit Suisse Mortgage Trust, Series 2011-16R, Class 5A1
2.72%	09/27/35	[4,9]	1,922,398	1,885,684
Credit Suisse Mortgage Trust, Series 2014-10R, Class 3A1
(LIBOR USD 1-Month plus 1.75%)
2.99%	04/27/36	[3,4]	4,437,778	4,558,544
Credit Suisse Mortgage Trust, Series 2014-11R, Class 10A1
(LIBOR USD 1-Month plus 0.22%)
1.45%	05/27/37	[3,4]	9,857,433	9,583,317
Credit Suisse Mortgage Trust, Series 2014-12R, Class 1A1
(LIBOR USD 1-Month plus 1.75%)
2.99%	08/27/36	[3,4]	17,284,878	17,393,919
Credit Suisse Mortgage Trust, Series 2014-7R, Class 7A1
1.38%	08/27/36	[4,9]	8,612,084	8,543,749
Credit Suisse Mortgage Trust, Series 2014-CIM1, Class A1
(LIBOR USD 1-Month plus 1.75%)
2.98%	01/25/58	[3,4]	46,823,614	47,404,746
Credit Suisse Mortgage Trust, Series 2015-1R, Class 5A1
3.41%	09/27/35	[4,9]	11,130,196	11,224,268
Credit Suisse Mortgage Trust, Series 2015-2R, Class 4A1
1.43%	06/27/47	[4,9]	38,583,015	36,683,859
Credit Suisse Mortgage Trust, Series 2015-6R, Class 2A1
(LIBOR USD 1-Month plus 0.20%)
1.43%	11/27/46	[3,4]	14,372,690	13,460,516
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB1, Class AF (STEP)
3.95%	01/25/33		17,942	18,105
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB4, Class M1
(LIBOR USD 1-Month plus 1.04%)
2.27%	03/25/33	[3]	4,225,823	4,223,689

See accompanying notes to Schedule of Portfolio Investments.

103 / Semi-Annual Report September 2017

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB5, Class M1
(LIBOR USD 1-Month plus 1.02%)
2.26%	11/25/33	[3]	$102,658	$100,560
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2 (STEP)
3.41%	01/25/36		9,178,754	8,088,784
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB8, Class A1
(LIBOR USD 1-Month plus 0.14%)
1.38%	10/25/36	[3]	21,297,813	18,714,228
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB8, Class A2B
(LIBOR USD 1-Month plus 0.11%)
1.35%	10/25/36	[3]	2,347,482	2,340,174
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB9, Class A3
(LIBOR USD 1-Month plus 0.15%)
1.39%	11/25/36	[3]	35,043,101	22,450,103
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF4 (STEP)
3.75%	01/25/37		8,087,713	4,088,689
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF5 (STEP)
3.75%	01/25/37		15,198,737	7,547,523
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2C (STEP)
4.28%	02/25/37		43,169,063	31,448,624
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2D (STEP)
4.28%	02/25/37		31,606,182	23,018,709
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2E (STEP)
4.28%	02/25/37		5,747,535	4,186,806
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A2
(LIBOR USD 1-Month plus 0.17%)
1.41%	04/25/37	[3]	34,112,310	26,620,305
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB7, Class A1
(LIBOR USD 1-Month plus 0.14%)
1.38%	10/25/36	[3]	67,768,088	51,161,545

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
CSAB Mortgage-Backed Trust, Series 2006-4, Class A6B (STEP)
5.78%	12/25/36		$5,268,016	$1,072,278
Deutsche ALT-A Securities Mortgage Loan Trust, Series 2006-AR3, Class A1
(LIBOR USD 1-Month plus 0.19%)
1.43%	08/25/36	[3]	5,676,268	5,112,282
Deutsche ALT-A Securities Mortgage Loan Trust, Series 2006-AR4, Class A1
(LIBOR USD 1-Month plus 0.13%)
1.37%	12/25/36	[3]	2,511,978	1,616,470
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-3, Class 4A5
5.25%	06/25/35		119,005	119,595
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-6, Class 1A7
5.50%	12/25/35		567,629	478,941
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AR6, Class AR6
(LIBOR USD 1-Month plus 0.19%)
1.43%	02/25/37	[3]	1,115,785	990,437
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR1, Class 2A1
3.60%	02/25/36	[9]	1,581,357	1,306,666
DSLA Mortgage Loan Trust, Series 2004-AR4, Class 2A1A
(LIBOR USD 1-Month plus 0.36%)
1.60%	01/19/45	[3]	3,224,232	2,899,218
DSLA Mortgage Loan Trust, Series 2005-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.25%)
1.49%	02/19/45	[3]	544,819	535,206
DSLA Mortgage Loan Trust, Series 2005-AR3, Class 2A1A
(LIBOR USD 1-Month plus 0.24%)
1.48%	07/19/45	[3]	274,488	264,213
DSLA Mortgage Loan Trust, Series 2006-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.20%)
1.44%	10/19/36	[3]	22,587,597	20,267,166
DSLA Mortgage Loan Trust, Series 2007-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.14%)
1.38%	04/19/47	[3]	13,026,703	12,292,989
Equity One ABS, Inc., Series 1998-1, Class A2 (STEP)
7.48%	11/25/29		83,747	81,733
Equity One Mortgage Pass-Through Trust, Series 2002-4, Class M1
5.22%	02/25/33	[9]	11,938	11,819
Equity One Mortgage Pass-Through Trust, Series 2002-5, Class M1 (STEP)

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 104

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
5.80%	11/25/32		$48,816	$50,011
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA2, Class 1A1
3.11%	08/25/34	[9]	13,048,755	13,503,326
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1
3.13%	09/25/34	[9]	71,362	70,708
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1
3.30%	10/25/34	[9]	2,698,733	2,701,425
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA10, Class 1A1
3.20%	12/25/35	[9]	25,754,374	24,099,182
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA12, Class 2A1
3.10%	02/25/36	[9]	30,324,762	26,341,765
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA4, Class 2A1
3.12%	06/25/35	[9]	27,244,489	25,370,403
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA7, Class 2A1
3.19%	09/25/35	[9]	25,997,446	23,685,718
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA8, Class 2A1
3.26%	10/25/35	[9]	34,213,814	29,809,918
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA9, Class 2A1
3.19%	11/25/35	[9]	28,850,511	27,449,798
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA1, Class 1A1
3.22%	03/25/36	[9]	31,571,195	27,021,667
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA8, Class 1A7
6.00%	02/25/37		15,198	12,522
First Horizon Mortgage Pass-Through Trust, Series 2004-AR5, Class 2A1
3.60%	10/25/34	[9]	1,074,933	1,074,763
First Horizon Mortgage Pass-Through Trust, Series 2004-AR6, Class 2A1
3.18%	12/25/34	[9]	459,271	464,529
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2
3.05%	01/25/37	[9]	184,307	165,258
First Horizon Mortgage Pass-Through Trust, Series 2007-AR3, Class 1A1
3.27%	11/25/37	[9]	482,310	459,826
FNBA Mortgage Loan Trust, Series 2004-AR1, Class A2
(LIBOR USD 1-Month plus 0.40%)
1.64%	08/19/34	[3]	15,148	15,087
Fremont Home Loan Trust, Series 2005-C, Class M1

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
(LIBOR USD 1-Month plus 0.48%)
1.72%	07/25/35	[3]	$2,640,042	$2,651,824
GE Business Loan Trust, Series 2007-1A, Class A
(LIBOR USD 1-Month plus 0.17%)
1.40%	04/16/35	[3,4]	10,921,995	10,545,462
GMAC Mortgage Corp. Loan Trust, Series 2003-AR2, Class 3A5
3.78%	12/19/33	[9]	4,134,652	4,165,798
GMAC Mortgage Corp. Loan Trust, Series 2004-AR1, Class 22A
4.01%	06/25/34	[9]	6,439	6,311
GMAC Mortgage Corp. Loan Trust, Series 2005-AR6, Class 3A1
3.58%	11/19/35	[9]	1,167,187	1,121,191
GMAC Mortgage Corp. Loan Trust, Series 2006-AR2, Class 1A1
3.32%	05/19/36	[9]	1,936,669	1,368,298
GMACM Home Equity Loan Trust, Series 2000-HE2, Class A1
(LIBOR USD 1-Month plus 0.22%)
1.67%	06/25/30	[3]	35,166	30,583
GreenPoint Mortgage Funding Trust, Series 2005-AR3, Class 1A1
(LIBOR USD 1-Month plus 0.24%)
1.48%	08/25/45	[3]	2,133,167	1,933,172
GreenPoint Mortgage Funding Trust, Series 2005-HY1, Class 1A1A
(LIBOR USD 1-Month plus 0.27%)
1.51%	07/25/35	[3]	10,076,976	10,034,613
GreenPoint Mortgage Funding Trust, Series 2006-AR8, Class 1A2A
(LIBOR USD 1-Month plus 0.18%)
1.42%	01/25/47	[3]	281,166	283,594
GreenPoint Mortgage Funding Trust, Series 2007-AR1, Class 3A2
(LIBOR USD 1-Month plus 0.16%)
1.40%	02/25/37	[3]	3,979,367	3,842,191
GSAA Home Equity Trust, Series 2005-11, Class 1A1
(LIBOR USD 1-Month plus 0.28%)
1.52%	10/25/35	[3]	9,514,084	9,243,450
GSAA Home Equity Trust, Series 2005-9, Class 2A3
(LIBOR USD 1-Month plus 0.37%)
1.61%	08/25/35	[3]	2,556,789	2,532,777
GSAMP Trust, Series 2005-AHL2, Class A2D
(LIBOR USD 1-Month plus 0.35%)
1.59%	12/25/35	[3]	25,693,000	23,362,683
GSAMP Trust, Series 2005-HE5, Class M1

See accompanying notes to Schedule of Portfolio Investments.

105 / Semi-Annual Report September 2017

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
(LIBOR USD 1-Month plus 0.42%)
1.66%	11/25/35	[3]	$3,185,737	$3,194,472
GSR Mortgage Loan Trust, Series 2004-9, Class 3A1
3.58%	08/25/34	[9]	5,525	5,767
GSR Mortgage Loan Trust, Series 2004-9, Class 5A7
3.53%	08/25/34	[9]	535,713	538,676
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3
3.59%	10/25/35	[9]	4,924,720	4,260,106
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5
3.52%	09/25/35	[9]	296,897	302,970
GSR Mortgage Loan Trust, Series 2007-AR2, Class 2A1
3.31%	05/25/37	[9]	3,629,258	3,384,383
HarborView Mortgage Loan Trust, Series 2004-1, Class 2A
3.33%	04/19/34	[9]	10,677	10,558
HarborView Mortgage Loan Trust, Series 2004-11, Class 3A2A
(LIBOR USD 1-Month plus 0.68%)
1.92%	01/19/35	[3]	530,761	424,961
HarborView Mortgage Loan Trust, Series 2004-5, Class 2A6
3.25%	06/19/34	[9]	5,760	5,813
HarborView Mortgage Loan Trust, Series 2005-4, Class 2A
3.75%	07/19/35	[9]	164,396	156,554
HarborView Mortgage Loan Trust, Series 2007-7, Class 2A1A
(LIBOR USD 1-Month plus 1.00%)
2.24%	10/25/37	[3]	959,463	950,306
Home Equity Mortgage Loan Trust, Series 2005-C, Class AI1
(LIBOR USD 1-Month plus 0.26%)
1.50%	10/25/35	[3]	3,731,609	3,739,274
Homestar Mortgage Acceptance Corp., Series 2004-5, Class A4
(LIBOR USD 1-Month plus 1.14%)
2.38%	10/25/34	[3]	1,004,386	1,017,401
HSBC Home Equity Loan Trust, Series 2007-3, Class A4
(LIBOR USD 1-Month plus 1.50%)
2.74%	11/20/36	[3]	648,570	651,030
HSBC Home Equity Loan Trust, Series 2007-3, Class APT
(LIBOR USD 1-Month plus 1.20%)
2.44%	11/20/36	[3]	1,474,539	1,476,587
HSI Asset Securitization Corp. Trust, Series 2006-OPT1, Class 2A3

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
(LIBOR USD 1-Month plus 0.19%)
1.43%	12/25/35	[3]	$187,264	$187,710
Impac CMB Trust, Series 2005-1, Class 1A1
(LIBOR USD 1-Month plus 0.52%)
1.76%	04/25/35	[3]	6,197,879	5,949,800
Impac CMB Trust, Series 2005-4, Class 1A1B
(LIBOR USD 1-Month plus 0.25%)
1.49%	05/25/35	[3]	8,617,915	8,279,154
Impac Secured Assets Corp., Series 2004-3, Class 1
(LIBOR USD 1-Month plus 0.80%)
2.04%	11/25/34	[3]	339,062	337,354
Impac Secured Assets Corp., Series 2007-2, Class 1A1A
(LIBOR USD 1-Month plus 0.11%)
1.35%	05/25/37	[3]	17,130,419	13,119,952
Impac Secured Assets Corp., Series 2007-2, Class 1A1B
(LIBOR USD 1-Month plus 0.25%)
1.49%	05/25/37	[3]	29,738,407	23,986,877
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A
3.15%	08/25/34	[9]	1,659,476	1,644,350
IndyMac Index Mortgage Loan Trust, Series 2004-AR5, Class 2A1B
(LIBOR USD 1-Month plus 0.80%)
2.04%	08/25/34	[3]	21,366	19,599
IndyMac Index Mortgage Loan Trust, Series 2004-AR7, Class A2
(LIBOR USD 1-Month plus 0.86%)
2.10%	09/25/34	[3]	84,198	73,438
IndyMac Index Mortgage Loan Trust, Series 2005-AR1, Class 4A1
3.35%	03/25/35	[9]	1,214,732	1,231,252
IndyMac Index Mortgage Loan Trust, Series 2005-AR17, Class 3A1
3.34%	09/25/35	[9]	6,462,139	5,912,871
IndyMac Index Mortgage Loan Trust, Series 2005-AR19, Class A1
3.34%	10/25/35	[9]	39,364,640	34,704,835
IndyMac Index Mortgage Loan Trust, Series 2005-AR31, Class 3A1
3.15%	01/25/36	[9]	2,193,331	2,101,990
IndyMac Index Mortgage Loan Trust, Series 2005-AR6, Class 2A1
(LIBOR USD 1-Month plus 0.48%)
1.72%	04/25/35	[3]	838,140	804,354
IndyMac Index Mortgage Loan Trust, Series 2006-AR19, Class 1A2

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 106

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
3.51%	08/25/36	[9]	$20,656,760	$17,234,637
IndyMac Index Mortgage Loan Trust, Series 2006-AR21, Class A1
(LIBOR USD 1-Month plus 0.12%)
1.36%	08/25/36	[3]	251,310	235,231
IndyMac Index Mortgage Loan Trust, Series 2006-AR27, Class 2A
(LIBOR USD 1-Month plus 0.20%)
1.44%	10/25/36	[3]	34,946,155	32,678,670
IndyMac Index Mortgage Loan Trust, Series 2006-AR7, Class 1A1
3.42%	05/25/36	[9]	5,237,885	4,220,654
IndyMac Index Mortgage Loan Trust, Series 2006-AR7, Class 2A1
3.49%	05/25/36	[9]	37,782,680	30,477,367
IndyMac Index Mortgage Loan Trust, Series 2007-AR1, Class 1A2
3.59%	03/25/37	[9]	1,102,513	1,078,818
IndyMac Index Mortgage Loan Trust, Series 2007-AR11, Class 1A1
3.08%	06/25/37	[9]	5,195,873	4,501,954
IndyMac Index Mortgage Loan Trust, Series 2007-AR7, Class 1A1
3.45%	11/25/37	[9]	4,561,884	4,500,123
IndyMac Manufactured Housing Contract, Series 1997-1, Class A3
6.61%	02/25/28		165,778	167,834
JPMorgan Alternative Loan Trust, Series 2006-A2, Class 2A1
3.48%	05/25/36	[9]	1,124,836	967,523
JPMorgan Alternative Loan Trust, Series 2006-A2, Class 5A1
3.45%	05/25/36	[9]	10,983,550	8,287,896
JPMorgan Mortgage Acquisition Trust, Series 2005-WMC1, Class M2
(LIBOR USD 1-Month plus 0.66%)
1.90%	09/25/35	[3]	15,765,087	15,757,895
JPMorgan Mortgage Acquisition Trust, Series 2006-NC2, Class A4
(LIBOR USD 1-Month plus 0.15%)
1.39%	07/25/36	[3]	18,819,699	18,770,455
JPMorgan Mortgage Acquisition Trust, Series 2006-WF1, Class A3A (STEP)
5.83%	07/25/36		28,101,443	15,021,643
JPMorgan Mortgage Acquisition Trust, Series 2006-WF1, Class A6 (STEP)
6.00%	07/25/36		5,751,819	3,245,671
JPMorgan Mortgage Acquisition Trust, Series 2007-CH1, Class AV5
(LIBOR USD 1-Month plus 0.24%)
1.48%	11/25/36	[3]	9,684,883	9,687,385

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Acquisition Trust, Series 2007-CH3, Class A4
(LIBOR USD 1-Month plus 0.21%)
1.45%	03/25/37	[3]	$3,440,951	$3,405,017
JPMorgan Mortgage Acquisition Trust, Series 2007-CH4, Class A1
(LIBOR USD 1-Month plus 0.15%)
1.39%	05/25/37	[3]	97,376,989	93,061,324
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AF1
(LIBOR USD 1-Month plus 0.10%)
1.34%	03/25/47	[3]	171,917	112,577
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AF2 (STEP)
4.48%	03/25/47		11,246,492	8,567,498
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AF3 (STEP)
4.48%	05/25/35		9,035,055	6,882,771
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AF4 (STEP)
4.48%	03/25/47		4,302,407	3,277,439
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AV4
(LIBOR USD 1-Month plus 0.28%)
1.52%	03/25/47	[3]	240,000	200,559
JPMorgan Mortgage Trust, Series 2003-A2, Class 2A3
2.89%	11/25/33	[9]	234,491	234,029
JPMorgan Mortgage Trust, Series 2004-A4, Class 1A3
3.82%	09/25/34	[9]	1,180,120	1,215,962
JPMorgan Mortgage Trust, Series 2005-A5, Class TA1
3.59%	08/25/35	[9]	171,351	171,872
JPMorgan Mortgage Trust, Series 2005-S2, Class 4A3
5.50%	09/25/20		4,320,951	4,227,820
JPMorgan Mortgage Trust, Series 2006-A2, Class 5A3
3.32%	11/25/33	[9]	10,467	10,668
JPMorgan Mortgage Trust, Series 2006-A3, Class 2A1
3.41%	05/25/36	[9]	1,833,618	1,552,918
JPMorgan Mortgage Trust, Series 2006-A3, Class 3A3
3.35%	05/25/36	[9]	1,217,442	1,205,122
JPMorgan Mortgage Trust, Series 2006-A4, Class 1A1
3.73%	06/25/36	[9]	931,156	888,606
JPMorgan Mortgage Trust, Series 2006-A4, Class 1A4
3.73%	06/25/36	[9]	3,001,748	2,878,881

See accompanying notes to Schedule of Portfolio Investments.

107 / Semi-Annual Report September 2017

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Trust, Series 2006-A5, Class 2A4
3.58%	08/25/36	[9]	$660,509	$642,596
JPMorgan Mortgage Trust, Series 2007-A1, Class 5A2
3.52%	07/25/35	[9]	3,381,779	3,492,849
JPMorgan Mortgage Trust, Series 2007-A3, Class 2A3
3.30%	05/25/37	[9]	4,395,872	4,078,301
JPMorgan Mortgage Trust, Series 2007-A3, Class 3A2
3.41%	05/25/37	[9]	687,352	678,925
JPMorgan Mortgage Trust, Series 2007-A4, Class 1A1
3.50%	06/25/37	[9]	6,077,136	5,964,615
JPMorgan Mortgage Trust, Series 2007-A4, Class 2A3
3.57%	06/25/37	[9]	957,648	902,592
JPMorgan Resecuritization Trust, Series 2015-1, Class 3A1
(LIBOR USD 1-Month plus 0.19%)
1.42%	12/27/46	[3,4]	20,495,874	19,667,236
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A4
5.27%	04/15/40		7,819	7,979
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A6
6.47%	04/15/40	[9]	2,264,868	2,330,776
Lehman XS Trust, Series 2005-5N, Class 3A1A
(LIBOR USD 1-Month plus 0.30%)
1.54%	11/25/35	[3]	16,081,738	15,517,172
Lehman XS Trust, Series 2006-12N, Class A31A
(LIBOR USD 1-Month plus 0.20%)
1.44%	08/25/46	[3]	25,673,684	21,864,590
Lehman XS Trust, Series 2006-13, Class 1A2
(LIBOR USD 1-Month plus 0.17%)
1.41%	09/25/36	[3]	14,763,371	14,376,590
Lehman XS Trust, Series 2006-14N, Class 3A2
(LIBOR USD 1-Month plus 0.12%)
1.36%	08/25/36	[3]	112,508	104,834
Lehman XS Trust, Series 2006-9, Class A1B
(LIBOR USD 1-Month plus 0.16%)
1.40%	05/25/46	[3]	19,681,898	19,063,918
Long Beach Mortgage Loan Trust, Series 2004-4, Class M1
(LIBOR USD 1-Month plus 0.90%)
2.14%	10/25/34	[3]	61,611	60,496

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 4A2
3.44%	01/25/34	[9]	$66,495	$65,327
MASTR Adjustable Rate Mortgages Trust, Series 2003-7, Class 3A1
2.62%	11/25/33	[9]	1,471,788	1,546,666
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A1
3.44%	11/21/34	[9]	8,449,817	8,703,815
MASTR Adjustable Rate Mortgages Trust, Series 2004-15, Class 9A1
3.70%	10/25/34	[9]	873,205	872,069
MASTR Adjustable Rate Mortgages Trust, Series 2004-5, Class 3A1
1.63%	06/25/34	[9]	258	222
MASTR Adjustable Rate Mortgages Trust, Series 2004-8, Class 2A1
3.52%	09/25/34	[9]	4,796,894	4,865,728
MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 5A1
3.62%	05/25/36	[9]	9,576,944	7,907,048
MASTR Alternative Loan Trust, Series 2004-6, Class 3A1
4.75%	07/25/19		725,553	733,894
MASTR Asset Securitization Trust, Series 2004-3, Class 3A2
4.50%	03/25/19		293,028	296,453
MASTR Asset-Backed Securities Trust, Series 2006-HE4, Class A3
(LIBOR USD 1-Month plus 0.15%)
1.39%	11/25/36	[3]	16,915,050	7,879,817
MASTR Asset-Backed Securities Trust, Series 2006-HE4, Class A4
(LIBOR USD 1-Month plus 0.21%)
1.45%	11/25/36	[3]	4,698,625	2,210,021
MASTR Asset-Backed Securities Trust, Series 2007-HE1, Class A3
(LIBOR USD 1-Month plus 0.21%)
1.45%	05/25/37	[3]	48,071,914	44,599,579
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
3.43%	10/25/32	[9]	23,857	24,172
Mellon Residential Funding Corp., Series 2001-TBC1, Class A1
(LIBOR USD 1-Month plus 0.70%)
1.93%	11/15/31	[3]	2,031,511	2,036,021
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2006-5, Class 1A
(LIBOR USD 1-Month plus 0.15%)
1.39%	04/25/36	[3]	37,248,082	36,714,831
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2006-FF13, Class A2C

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 108

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
(LIBOR USD 1-Month plus 0.16%)
1.40%	10/25/36	[3]	$5,068,533	$3,768,947
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2006-FF18, Class A2B
(LIBOR USD 1-Month plus 0.11%)
1.35%	12/25/37	[3]	12,944,478	9,165,177
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2006-FF18, Class A2C
(LIBOR USD 1-Month plus 0.16%)
1.40%	12/25/37	[3]	35,598,478	25,404,960
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2006-FF18, Class A2D
(LIBOR USD 1-Month plus 0.21%)
1.45%	12/25/37	[3]	25,800,617	18,557,569
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2006-FFS, Class IIA4
(LIBOR USD 1-Month plus 0.23%)
1.47%	07/25/36	[3]	31,440,000	26,633,258
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-1, Class A2B
(LIBOR USD 1-Month plus 0.17%)
1.41%	04/25/37	[3]	16,632,146	9,860,531
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-1, Class A2C
(LIBOR USD 1-Month plus 0.25%)
1.49%	04/25/37	[3]	69,671,416	41,860,475
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C
(LIBOR USD 1-Month plus 0.24%)
1.48%	05/25/37	[3]	42,204,742	27,543,055
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2D
(LIBOR USD 1-Month plus 0.32%)
1.56%	05/25/37	[3]	20,842,534	13,767,150
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2C
(LIBOR USD 1-Month plus 0.18%)
1.42%	06/25/37	[3]	18,046,440	13,282,562
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2D
(LIBOR USD 1-Month plus 0.25%)
1.49%	06/25/37	[3]	24,102,911	18,509,621
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A2
(LIBOR USD 1-Month plus 0.12%)
1.36%	07/25/37	[3]	37,799,841	25,742,493
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A3
(LIBOR USD 1-Month plus 0.16%)
1.40%	07/25/37	[3]	27,708,222	17,508,888

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-FF1, Class A2C
(LIBOR USD 1-Month plus 0.14%)
1.38%	01/25/38	[3]	$99,011,813	$70,248,594
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-FF2, Class A2B
(LIBOR USD 1-Month plus 0.10%)
1.34%	03/25/37	[3]	34,621,204	21,439,347
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-FF2, Class A2C
(LIBOR USD 1-Month plus 0.15%)
1.39%	03/25/37	[3]	17,897,482	11,177,717
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-FF2, Class A2D
(LIBOR USD 1-Month plus 0.22%)
1.46%	03/25/37	[3]	33,324,637	21,059,254
Merrill Lynch Mortgage Investors Trust, Series 2003-A6, Class 2A
3.52%	10/25/33	[9]	634,598	648,284
Merrill Lynch Mortgage Investors Trust, Series 2004-A4, Class A1
3.28%	08/25/34	[9]	2,802,141	2,857,271
Merrill Lynch Mortgage Investors Trust, Series 2005-A10, Class A
(LIBOR USD 1-Month plus 0.21%)
1.45%	02/25/36	[3]	17,349	16,874
Merrill Lynch Mortgage Investors, Inc., Series 2006-WMC2, Class A2B (STEP)
5.61%	03/25/37		34,416,060	11,078,554
Merrill Lynch Mortgage Investors, Inc., Series 2006-WMC2, Class A2D (STEP)
5.90%	03/25/37		26,936,266	8,670,372
Merrill Lynch Mortgage-Backed Securities Trust, Series 2007-2, Class 1A1
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.40%)
3.63%	08/25/36	[3]	7,709,643	7,569,288
Mid-State Trust XI, Series 2011, Class A1
4.86%	07/15/38		296,894	309,562
Mid-State Trust, Series 2004-1, Class A
6.01%	08/15/37		402,099	437,339
Mid-State Trust, Series 2005-1, Class A
5.75%	01/15/40		19,140,515	20,853,944
Mid-State Trust, Series 2006-1, Class A
5.79%	10/15/40	[4]	13,266,399	15,025,983
Morgan Stanley Capital I Trust, Series 2006-NC1, Class A4
(LIBOR USD 1-Month plus 0.30%)
1.54%	12/25/35	[3]	10,662,577	10,689,150
Morgan Stanley Mortgage Loan Trust, Series 2004-11AR, Class 1A1

See accompanying notes to Schedule of Portfolio Investments.

109 / Semi-Annual Report September 2017

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
(LIBOR USD 1-Month plus 0.32%)
1.56%	01/25/35	[3]	$223,673	$209,283
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 2A2
5.50%	04/25/34		247,505	249,285
Morgan Stanley Mortgage Loan Trust, Series 2004-7AR, Class 2A4
3.00%	09/25/34	[9]	1,589,495	1,606,927
Morgan Stanley Mortgage Loan Trust, Series 2005-2AR, Class A
(LIBOR USD 1-Month plus 0.26%)
1.50%	04/25/35	[3]	6,036,571	5,732,283
Morgan Stanley Mortgage Loan Trust, Series 2006-7, Class 5A2
5.96%	06/25/36	[9]	892,967	446,845
Morgan Stanley Mortgage Loan Trust, Series 2007-6XS, Class 1A2S (STEP)
5.50%	02/25/47		303,046	306,880
Morgan Stanley Mortgage Loan Trust, Series 2007-7AX, Class 2A1
(LIBOR USD 1-Month plus 0.12%)
1.36%	04/25/37	[3]	6,226,321	3,313,442
Morgan Stanley Resecuritization Trust, Series 2013-R9, Class 3A
3.08%	06/26/46	[4,9]	6,556,850	6,579,317
Morgan Stanley Resecuritization Trust, Series 2014-R2, Class 1A
(Federal Reserve US 12-Month Cumulative Average plus 0.82%)
1.65%	12/26/46	[3,4]	19,875,541	19,361,017
Morgan Stanley Resecuritization Trust, Series 2014-R3, Class 4A
(Federal Reserve US 12-Month Cumulative Average plus 0.98%)
1.81%	07/26/46	[3,4]	8,551,108	8,473,370
Morgan Stanley Resecuritization Trust, Series 2014-R4, Class 2A
3.55%	08/26/34	[4,9]	4,562,327	4,619,531
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 3A
(Federal Reserve US 12-Month Cumulative Average plus 0.75%)
1.58%	06/26/47	[3,4]	38,455,853	37,342,948
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 4A
(Federal Reserve US 12-Month Cumulative Average plus 0.96%)
1.79%	06/26/47	[3,4]	15,696,874	15,395,022
Morgan Stanley Resecuritization Trust, Series 2015-R4, Class 2A
(LIBOR USD 1-Month plus 0.40%)
1.63%	08/26/47	[3,4]	21,449,693	21,203,545

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MortgageIT Trust, Series 2005-1, Class 1A1
(LIBOR USD 1-Month plus 0.64%)
1.88%	02/25/35	[3]	$11,334,333	$11,316,686
MortgageIT Trust, Series 2005-4, Class A1
(LIBOR USD 1-Month plus 0.28%)
1.52%	10/25/35	[3]	13,581,250	13,425,613
MortgageIT Trust, Series 2005-5, Class A1
(LIBOR USD 1-Month plus 0.26%)
1.50%	12/25/35	[3]	1,926,063	1,928,428
Nationstar Home Equity Loan Trust, Series 2006-B, Class AV4
(LIBOR USD 1-Month plus 0.28%)
1.52%	09/25/36	[3]	19,991,124	19,648,284
Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV4
(LIBOR USD 1-Month plus 0.25%)
1.49%	06/25/37	[3]	8,265,000	7,077,882
New Century Home Equity Loan Trust, Series 2003-6, Class M1
(LIBOR USD 1-Month plus 1.08%)
2.32%	01/25/34	[3]	32,078	31,854
New Century Home Equity Loan Trust, Series 2005-4, Class M1
(LIBOR USD 1-Month plus 0.48%)
1.72%	09/25/35	[3]	7,850,974	7,873,444
New Century Home Equity Loan Trust, Series 2005-B, Class A1
(LIBOR USD 1-Month plus 0.25%)
1.49%	10/25/35	[3]	16,712,911	16,756,066
Newcastle Mortgage Securities Trust, Series 2006-1, Class A4
(LIBOR USD 1-Month plus 0.28%)
1.52%	03/25/36	[3]	11,172,461	11,181,487
Nomura Home Equity Loan, Inc., Series 2006-HE2, Class A4
(LIBOR USD 1-Month plus 0.27%)
1.51%	03/25/36	[3]	24,732,000	23,260,894
Nomura Home Equity Loan, Inc., Series 2006-WF1, Class A4
(LIBOR USD 1-Month plus 0.24%)
1.48%	03/25/36	[3]	9,868,799	9,882,856
Nomura Resecuritization Trust, Series 2014-6R, Class 2A1
(LIBOR USD 1-Month plus 0.16%)
0.89%	03/26/37	[3,4]	13,640,507	13,204,761
Nomura Resecuritization Trust, Series 2011-4RA, Class 1A1
3.07%	12/26/36	[4,9]	9,256,128	9,334,977
Nomura Resecuritization Trust, Series 2011-4RA, Class 2A1
3.08%	06/26/37	[4,9]	5,024,153	5,093,578

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 110

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Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Nomura Resecuritization Trust, Series 2013-1R, Class 2A1
(LIBOR USD 1-Month plus 0.14%)
1.52%	11/26/36	[3,4]	$8,421,816	$8,184,060
Nomura Resecuritization Trust, Series 2014-4R, Class 1A1
3.12%	01/26/36	[4,9]	10,379,877	10,429,950
Nomura Resecuritization Trust, Series 2014-4R, Class 3A1
(LIBOR USD 1-Month plus 0.15%)
1.38%	09/26/36	[3,4]	6,393,549	6,224,321
Nomura Resecuritization Trust, Series 2014-7R, Class 4A1
(LIBOR USD 1-Month plus 0.13%)
1.36%	01/26/37	[3,4]	24,179,691	23,580,707
Nomura Resecuritization Trust, Series 2015-4R, Class 1A1
(LIBOR USD 1-Month plus 0.19%)
1.37%	03/26/47	[3,4]	11,130,306	10,988,434
Oakwood Mortgage Investors, Inc., Series 2000-A, Class A5
8.16%	09/15/29	[9]	22,724,081	14,232,038
Option One Mortgage Loan Trust, Series 2005-5, Class A3
(LIBOR USD 1-Month plus 0.21%)
1.45%	12/25/35	[3]	8,590	8,605
Option One Mortgage Loan Trust, Series 2006-1, Class 1A1
(LIBOR USD 1-Month plus 0.22%)
1.46%	01/25/36	[3]	30,811,240	30,780,963
Ownit Mortgage Loan Asset-Backed Certificates, Series 2006-4, Class A2D
(LIBOR USD 1-Month plus 0.24%)
1.48%	05/25/37	[3]	26,466,832	21,438,870
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A
(LIBOR USD 1-Month plus 0.26%)
1.50%	09/25/35	[3]	124,003	124,015
Popular ABS Mortgage Pass-Through Trust, Series 2005-6, Class A5 (STEP)
4.01%	01/25/36		22,910,000	20,637,566
Popular ABS Mortgage Pass-Through Trust, Series 2006-D, Class A3
(LIBOR USD 1-Month plus 0.26%)
1.50%	11/25/36	[3]	85,000	83,136
Popular ABS Mortgage Pass-Through Trust, Series 2007-A, Class A3
(LIBOR USD 1-Month plus 0.31%)
1.55%	06/25/47	[3]	23,015,500	17,379,165
Provident Funding Mortgage Loan Trust, Series 2003-1, Class A

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued) Non-Agency Mortgage-Backed (continued)
3.29%	08/25/33	[9]	$720,913	$726,613
Residential Accredit Loans Trust, Series 2003-QS3, Class A4
5.50%	02/25/18		6,919	6,942
Residential Accredit Loans Trust, Series 2005-QA10, Class A31
4.22%	09/25/35	[9]	655,124	585,409
Residential Accredit Loans Trust, Series 2005-QA12, Class CB1
4.14%	12/25/35	[9]	5,631,192	4,120,432
Residential Accredit Loans Trust, Series 2005-QA4, Class A41
3.87%	04/25/35	[9]	3,579,134	3,509,527
Residential Accredit Loans Trust, Series 2005-QA7, Class A1
3.80%	07/25/35	[9]	5,174,243	4,278,275
Residential Accredit Loans Trust, Series 2005-QO5, Class A1
(Federal Reserve US 12-Month Cumulative Average plus 1.00%)
1.89%	01/25/46	[3]	8,707,180	7,702,649
Residential Accredit Loans Trust, Series 2006-QA1, Class A11
3.94%	01/25/36	[9]	216,446	185,840
Residential Accredit Loans Trust, Series 2006-QA1, Class A21
4.36%	01/25/36	[9]	21,809,596	18,993,223
Residential Accredit Loans Trust, Series 2006-QA7, Class 2A1
(LIBOR USD 1-Month plus 0.19%)
1.42%	08/25/36	[3]	37,187,453	34,222,219
Residential Accredit Loans Trust, Series 2006-QS10, Class AV (IO)
0.58%	08/25/36	[5,6,9]	38,518,491	916,671
Residential Accredit Loans Trust, Series 2006-QS12, Class 2A9
(LIBOR USD 1-Month plus 0.38%)
1.62%	09/25/36	[3]	338,974	257,464
Residential Accredit Loans Trust, Series 2006-QS2, Class 1AV (IO)
0.49%	02/25/36	[5,6,9]	131,374,328	2,285,559
Residential Accredit Loans Trust, Series 2006-QS7, Class AV (IO)
0.68%	06/25/36	[5,6,9]	66,605,009	1,670,330
Residential Accredit Loans Trust, Series 2006-QS8, Class AV (IO)
0.78%	08/25/36	[5,6,9]	158,488,346	4,902,520
Residential Accredit Loans Trust, Series 2007-QS10, Class AV (IO)
0.45%	09/25/37	[5,6,9]	102,565,407	1,795,695
Residential Accredit Loans Trust, Series 2007-QS4, Class 3AV (IO)

See accompanying notes to Schedule of Portfolio Investments.

111 / Semi-Annual Report September 2017

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
0.37%	03/25/37	[5,6,9]	$65,614,847	$868,242
Residential Accredit Loans Trust, Series 2007-QS5, Class AV (IO)
0.26%	03/25/37	[5,6,9]	78,615,847	734,987
Residential Accredit Loans Trust, Series 2007-QS6, Class AV (IO)
0.33%	04/25/37	[5,6,9]	166,682,827	2,024,988
Residential Accredit Loans Trust, Series 2007-QS7, Class 2AV (IO)
0.36%	06/25/37	[5,6,9]	51,961,308	761,826
Residential Accredit Loans Trust, Series 2007-QS8, Class AV (IO)
0.40%	06/25/37	[5,6,9]	137,522,156	2,231,847
Residential Asset Mortgage Products Trust, Series 2004-SL3, Class A2
6.50%	12/25/31		30,364	30,482
Residential Asset Mortgage Products Trust, Series 2003-RS10, Class AI6 (STEP)
5.68%	11/25/33		326,367	330,915
Residential Asset Mortgage Products Trust, Series 2003-RS11, Class AI6A (STEP)
5.67%	12/25/33		205,797	215,085
Residential Asset Mortgage Products Trust, Series 2003-RS9, Class AI6A (STEP)
5.63%	10/25/33		83,951	88,243
Residential Asset Mortgage Products Trust, Series 2004-RS12, Class AI6
4.55%	12/25/34		301	303
Residential Asset Mortgage Products Trust, Series 2004-SL1, Class A8
6.50%	11/25/31		42,982	45,546
Residential Asset Mortgage Products Trust, Series 2004-SL3, Class A4
8.50%	12/25/31		35,418	27,721
Residential Asset Mortgage Products Trust, Series 2005-RS8, Class A3
(LIBOR USD 1-Month plus 0.37%)
1.61%	09/25/35	[3]	22,954,005	23,083,306
Residential Asset Securities Trust, Series 2004-IP2, Class 1A1
3.36%	12/25/34	[9]	337,924	345,640
Residential Asset Securities Trust, Series 2004-IP2, Class 2A1
3.43%	12/25/34	[9]	28,335	28,515
Residential Asset Securities Trust, Series 2004-IP2, Class 3A1
3.41%	12/25/34	[9]	696,644	702,001
Residential Asset Securities Trust, Series 2006-A7CB, Class 1A3
6.25%	07/25/36		3,133,824	3,136,424
Residential Funding Mortgage Securities Trust, Series 2005-SA5, Class 1A

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
3.53%	11/25/35	[9]	$7,991,022	$6,668,489
Residential Funding Mortgage Securities Trust, Series 2006-SA3, Class 3A1
4.49%	09/25/36	[9]	1,213,334	1,156,614
Residential Funding Mortgage Securities Trust, Series 2006-SA3, Class 4A1
4.93%	09/25/36	[9]	468,981	389,192
Residential Funding Mortgage Securities Trust, Series 2006-SA4, Class 2A1
4.58%	11/25/36	[9]	146,467	140,746
Residential Funding Mortgage Securities Trust, Series 2007-SA2, Class 2A2
3.99%	04/25/37	[9]	2,784,048	2,703,382
Saxon Asset Securities Trust, Series 2001-2, Class AF6 (STEP)
5.00%	06/25/16		9,527	9,541
Saxon Asset Securities Trust, Series 2005-2, Class M1
(LIBOR USD 1-Month plus 0.63%)
1.87%	10/25/35	[3]	3,198,487	3,210,717
Saxon Asset Securities Trust, Series 2007-1, Class A2C
(LIBOR USD 1-Month plus 0.15%)
1.39%	01/25/47	[3]	9,941,610	9,815,456
Saxon Asset Securities Trust, Series 2007-3, Class 2A3
(LIBOR USD 1-Month plus 0.40%)
1.64%	09/25/47	[3]	32,174,000	29,958,074
Securitized Asset-Backed Receivables LLC Trust, Series 2007-BR1, Class A2A
(LIBOR USD 1-Month plus 0.11%)
1.35%	02/25/37	[3]	7,224,563	4,052,232
Securitized Asset-Backed Receivables LLC Trust, Series 2007-BR1, Class A2B
(LIBOR USD 1-Month plus 0.27%)
1.51%	02/25/37	[3]	35,763,848	20,724,052
Securitized Asset-Backed Receivables LLC Trust, Series 2007-BR2, Class A2
(LIBOR USD 1-Month plus 0.23%)
1.47%	02/25/37	[3]	57,792,435	37,156,739
Securitized Asset-Backed Receivables LLC Trust, Series 2007-BR5, Class A2A
(LIBOR USD 1-Month plus 0.13%)
1.37%	05/25/37	[3]	22,161,095	17,415,053
Securitized Asset-Backed Receivables LLC Trust, Series 2007-BR5, Class A2C
(LIBOR USD 1-Month plus 0.35%)
1.59%	05/25/37	[3]	16,713,706	13,527,261
Securitized Asset-Backed Receivables LLC Trust, Series 2007-NC1, Class A2B

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 112

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Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
(LIBOR USD 1-Month plus 0.15%)
1.39%	12/25/36	[3]	$39,561,062	$24,396,709
Securitized Asset-Backed Receivables LLC Trust, Series 2007-NC2, Class A2B
(LIBOR USD 1-Month plus 0.14%)
1.38%	01/25/37	[3]	21,985,242	16,207,918
Sequoia Mortgage Trust, Series 2003-2, Class A1
(LIBOR USD 1-Month plus 0.66%)
1.90%	06/20/33	[3]	1,377	1,311
Sequoia Mortgage Trust, Series 2003-8, Class A1
(LIBOR USD 1-Month plus 0.64%)
1.88%	01/20/34	[3]	2,650	2,578
Sequoia Mortgage Trust, Series 2004-3, Class A
(LIBOR USD 6-Month plus 0.50%)
1.90%	05/20/34	[3]	739,276	716,970
SG Mortgage Securities Trust, Series 2007-NC1, Class A2
(LIBOR USD 1-Month plus 0.24%)
1.48%	12/25/36	[3,4]	18,102,601	11,875,121
Soundview Home Loan Trust, Series 2005-OPT1, Class M2
(LIBOR USD 1-Month plus 0.68%)
1.91%	06/25/35	[3]	34,319,000	34,157,807
Soundview Home Loan Trust, Series 2006-EQ1, Class A4
(LIBOR USD 1-Month plus 0.25%)
1.49%	10/25/36	[3]	14,062,000	13,210,969
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 3A3
3.32%	02/25/34	[9]	27,215	27,452
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 2A
3.41%	09/25/34	[9]	12,829,146	12,732,083
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-14, Class 1A
3.40%	10/25/34	[9]	293,596	298,023
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-14, Class 2A
3.41%	10/25/34	[9]	13,522,245	13,807,529
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-15, Class A
3.38%	10/25/34	[9]	3,807,660	3,818,816
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 3A1
3.46%	11/25/34	[9]	9,910,074	10,018,219
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-17, Class A1
2.07%	11/25/34	[9]	58,598	53,635

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 1A2
3.37%	01/25/35	[9]	$1,040,437	$1,025,116
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-12, Class 3A1
3.35%	06/25/35	[9]	3,290,950	3,094,888
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12, Class 1A1
(LIBOR USD 1-Month plus 0.16%)
1.40%	01/25/37	[3]	44,249,679	38,858,262
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-9, Class 2A1
3.59%	10/25/47	[9]	1,153,186	1,049,447
Structured Asset Investment Loan Trust, Series 2006-1, Class A3
(LIBOR USD 1-Month plus 0.20%)
1.44%	01/25/36	[3]	3,651,500	3,657,610
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2004-23XS, Class 2A1
(LIBOR USD 1-Month plus 0.30%)
1.54%	01/25/35	[3]	2,580,906	2,527,258
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-WF2, Class A4
(LIBOR USD 1-Month plus 0.31%)
1.55%	07/25/36[3]		23,228,896	22,873,371
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-WF3, Class A1
(LIBOR USD 1-Month plus 0.14%)
1.38%	09/25/36	[3]	10,892,802	10,863,588
Structured Asset Securities Corp., Series 1997-2, Class 2A4
7.25%	03/28/30		1,707	1,748
Structured Asset Securities Corp., Series 2003-26A, Class 3A5
3.36%	09/25/33	[9]	260,889	263,426
Structured Asset Securities Corp., Series 2003-34A, Class 5A4
3.38%	11/25/33	[9]	2,109,183	2,152,787
Structured Asset Securities Corp., Series 2005-17, Class 4A4
5.50%	10/25/35		4,118,211	4,277,637
Structured Asset Securities Corp., Series 2005-5, Class 2A4
5.50%	04/25/35		3,578,172	3,466,721
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 1A1
3.70%	06/25/37	[9]	6,037,268	5,770,642
Thornburg Mortgage Securities Trust, Series 2004-4, Class 2A
2.78%	12/25/44	[9]	170,916	167,873
Wachovia Mortgage Loan Trust LLC, Series 2006-ALT1, Class A3

See accompanying notes to Schedule of Portfolio Investments.

113 / Semi-Annual Report September 2017

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
(LIBOR USD 1-Month plus 0.23%)
1.47%	01/25/37	[3]	$22,509,411	$15,606,765
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A2
(LIBOR USD 1-Month plus 0.11%)
1.35%	01/25/37	[3]	4,787,635	2,922,014
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A3
(LIBOR USD 1-Month plus 0.15%)
1.39%	01/25/37	[3]	44,195,251	26,917,188
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A4
(LIBOR USD 1-Month plus 0.23%)
1.47%	01/25/37	[3]	14,835,600	9,213,743
WaMu Mortgage Pass-Through Certificates, Series 2002-AR1, Class 1A1
2.88%	11/25/30	[9]	409,147	413,507
WaMu Mortgage Pass-Through Certificates, Series 2003-AR6, Class A1
3.23%	06/25/33	[9]	6,092,654	6,147,708
WaMu Mortgage Pass-Through Certificates, Series 2004-AR3, Class A2
3.14%	06/25/34	[9]	64,632	65,973
WaMu Mortgage Pass-Through Certificates, Series 2004-AR6, Class A
(LIBOR USD 1-Month plus 0.42%)
1.66%	05/25/44	[3]	2,337,415	2,313,874
WaMu Mortgage Pass-Through Certificates, Series 2005-3, Class 2A3
(LIBOR USD 1-Month plus 0.55%)
1.79%	05/25/35	[3]	4,401,108	3,095,944
WaMu Mortgage Pass-Through Certificates,
Series 2005-4, Class CB13
(LIBOR USD 1-Month plus 0.50%)
1.74%	06/25/35	[3]	7,804,169	6,674,073
WaMu Mortgage Pass-Through Certificates, Series 2005-AR1, Class A1A
(LIBOR USD 1-Month plus 0.64%)
1.88%	01/25/45	[3]	1,103,280	1,097,990
WaMu Mortgage Pass-Through Certificates, Series 2005-AR11, Class A1A
(LIBOR USD 1-Month plus 0.32%)
1.56%	08/25/45	[3]	57,069,906	55,972,412
WaMu Mortgage Pass-Through Certificates, Series 2005-AR12, Class 1A6
3.16%	10/25/35	[9]	2,093,988	2,110,476
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1
(LIBOR USD 1-Month plus 0.29%)
1.53%	10/25/45	[3]	8,726,063	8,625,503

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates, Series 2005-AR14, Class 2A1
3.17%	12/25/35	[9]	$6,556,700	$6,090,484
WaMu Mortgage Pass-Through Certificates, Series 2005-AR15, Class A1A1
(LIBOR USD 1-Month plus 0.26%)
1.50%	11/25/45	[3]	40,714,886	40,225,310
WaMu Mortgage Pass-Through Certificates, Series 2005-AR17, Class A1A1
(LIBOR USD 1-Month plus 0.27%)
1.51%	12/25/45	[3]	19,306,550	19,266,811
WaMu Mortgage Pass-Through Certificates, Series 2005-AR19, Class A1A2
(LIBOR USD 1-Month plus 0.29%)
1.53%	12/25/45	[3]	24,281,153	23,637,193
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 1A1A
(LIBOR USD 1-Month plus 0.33%)
1.57%	01/25/45	[3]	19,522,227	19,327,714
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.31%)
1.55%	01/25/45	[3]	1,842,652	1,792,540
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A23
(LIBOR USD 1-Month plus 0.38%)
1.62%	01/25/45	[3]	6,543,247	6,400,856
WaMu Mortgage Pass-Through Certificates, Series 2005-AR6, Class 2A1A
(LIBOR USD 1-Month plus 0.23%)
1.47%	04/25/45	[3]	245,964	242,147
WaMu Mortgage Pass-Through Certificates, Series 2006-AR1, Class 2A1A
(Federal Reserve US 12-Month Cumulative Average plus 1.07%)
1.96%	01/25/46	[3]	47,914,251	48,456,890
WaMu Mortgage Pass-Through Certificates, Series 2006-AR10, Class 1A4
3.23%	09/25/36	[9]	20,095,149	19,757,004
WaMu Mortgage Pass-Through Certificates, Series 2006-AR16, Class 3A1
2.86%	12/25/36	[9]	1,004,321	979,721
WaMu Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A
(Federal Reserve US 12-Month Cumulative Average plus 1.00%)
1.89%	02/25/46	[3]	1,222,527	1,201,216
WaMu Mortgage Pass-Through Certificates, Series 2006-AR4, Class 1A1A
(Federal Reserve US 12-Month Cumulative Average plus 0.94%)
1.77%	05/25/46	[3]	8,325,508	8,189,861

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 114

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Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates, Series 2006-AR7, Class 2A
(Federal Reserve US 12-Month Cumulative Average plus 0.98%)
1.87%	07/25/46	[3]	$16,895,446	$16,401,744
WaMu Mortgage Pass-Through Certificates, Series 2007-1, Class 2A1
6.00%	01/25/22		373,365	361,897
WaMu Mortgage Pass-Through Certificates, Series 2007-HY7, Class 4A2
3.32%	07/25/37	[9]	396,971	371,712
WaMu Mortgage Pass-Through Certificates, Series 2007-OA1, Class A1A
(Federal Reserve US 12-Month Cumulative Average plus 0.70%)
1.59%	02/25/47	[3]	19,363,089	17,326,140
Wells Fargo Alternative Loan Trust, Series 2007-PA5, Class 1A1
6.25%	11/25/37		307,071	301,333
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-M, Class A1
3.03%	12/25/33	[9]	1,172,010	1,188,139
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-L, Class A8
3.47%	07/25/34	[9]	315,743	318,454
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1
3.40%	09/25/34	[9]	2,705,199	2,768,472
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A14
3.30%	06/25/35	[9]	1,239,290	1,257,893
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4
6.00%	08/25/36		2,662,025	2,689,502
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-2, Class 2A3
5.50%	03/25/36		299,861	303,623
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 1A1
3.25%	03/25/36	[9]	4,546,164	4,353,466
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A1
3.39%	07/25/36	[9]	256,373	258,580
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A2
3.39%	07/25/36	[9]	86,946	87,695
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A3
3.39%	07/25/36	[9]	185,949	187,550
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A6
3.39%	07/25/36	[9]	1,086,964	1,096,320

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR8, Class 1A3
3.42%	04/25/36	[9]	$8,179	$8,125

				5,015,496,103

U.S. Agency Commercial Mortgage-Backed — 1.60%
Fannie Mae-Aces, Series 2011-M5, Class X
1.27%	07/25/21	[9]	149,633,063	5,503,429
Fannie Mae-Aces, Series 2013-M4, Class ASQ2
1.45%	02/25/18		5,974,630	5,967,243
Fannie Mae-Aces, Series 2014-M12, Class FA
(LIBOR USD 1-Month plus 0.30%)
1.58%	10/25/21	[3]	27,196,689	27,245,235
Fannie Mae-Aces, Series 2014-M6, Class FA
(LIBOR USD 1-Month plus 0.29%)
1.52%	12/25/17	[3]	4,756,289	4,752,956
Fannie Mae-Aces, Series 2014-M8, Class A1
2.35%	06/25/24		6,130,497	6,166,714
Fannie Mae-Aces, Series 2014-M8, Class FA
(LIBOR USD 1-Month plus 0.25%)
1.49%	05/25/18	[3]	14,232,401	14,233,115
Fannie Mae-Aces, Series 2015-M10, Class A2
3.09%	04/25/27	[9]	122,515,000	124,414,350
Fannie Mae-Aces, Series 2015-M10, Class FA
(LIBOR USD 1-Month plus 0.25%)
1.53%	03/25/19	[3]	44,024,714	44,037,407
Fannie Mae-Aces, Series 2015-M2, Class A3
3.15%	12/25/24	[9]	28,469	29,337
Fannie Mae-Aces, Series 2015-M8, Class FA
(LIBOR USD 1-Month plus 0.17%)
1.40%	11/25/18	[3]	64,771,247	64,816,366
Fannie Mae-Aces, Series 2016-M13, Class FA
(LIBOR USD 1-Month plus 0.67%)
1.96%	11/25/23	[3]	79,365,060	79,461,572
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF34, Class A
(LIBOR USD 1-Month plus 0.36%)
1.59%	08/25/24	[3]	158,755,000	159,148,633

See accompanying notes to Schedule of Portfolio Investments.

115 / Semi-Annual Report September 2017

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K040, Class A2
3.24%	09/25/24		$2,840,000	$2,968,029
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K053, Class A2
3.00%	12/25/25		205,000,000	209,641,641
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K151, Class A3
3.51%	04/25/30		3,705,000	3,878,663
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K152, Class A2
3.08%	01/25/31		120,000,000	119,774,310
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF02, Class A3
(LIBOR USD 1-Month plus 0.63%)
1.86%	07/25/20	[3]	1,268,503	1,271,756
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS03, Class A4
3.16%	05/25/25	[9]	46,605,000	48,162,893
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS07, Class A2
2.74%	09/25/25		65,000,000	64,839,977
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSCT, Class A1
3.19%	12/25/19		35,381,340	35,908,154
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSCT, Class A2
4.28%	01/25/20		70,890,000	74,067,970
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSW1, Class A
(LIBOR USD 1-Month plus 0.58%)
1.81%	02/25/26	[3]	14,124,013	14,175,376
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KW02, Class A1
2.90%	04/25/26		111,577,559	113,604,332
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KX01, Class A
2.36%	02/25/23		52,504,727	52,179,429
NCUA Guaranteed Notes, Series 2011-C1, Class 2A

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
(LIBOR USD 1-Month plus 0.53%)
1.76%	03/09/21	[3]	$2,065,565	$2,061,430

				1,278,310,317

U.S. Agency Mortgage-Backed — 31.01%
Fannie Mae Pool (TBA)
2.50%	10/01/32		6,375,000	6,418,828
3.00%	10/01/32		387,550,000	398,237,904
3.00%	10/01/47		437,520,000	438,955,613
3.50%	10/01/47		1,859,070,000	1,916,730,264
4.50%	11/01/47		377,905,000	405,317,629
Fannie Mae Pool 190375
5.50%	11/01/36		1,207,289	1,349,484
Fannie Mae Pool 190396
4.50%	06/01/39		17,243	18,567
Fannie Mae Pool 254232
6.50%	03/01/22		19,865	22,022
Fannie Mae Pool 313182
7.50%	10/01/26		2,173	2,349
Fannie Mae Pool 394854
6.50%	05/01/27		1,444	1,609
Fannie Mae Pool 464367
4.54%	01/01/20		4,883,855	5,137,162
Fannie Mae Pool 466766
3.88%	12/01/20		17,633,798	18,569,793
Fannie Mae Pool 467243
4.55%	01/01/21		2,503,332	2,676,043
Fannie Mae Pool 467572
3.80%	04/01/18		5,385,424	5,390,791
Fannie Mae Pool 468128
4.33%	07/01/21		1,939,506	2,086,285
Fannie Mae Pool 468551
3.98%	07/01/21		10,252,500	10,882,029
Fannie Mae Pool 468587
3.84%	08/01/21		683,860	721,281
Fannie Mae Pool 468764
4.16%	07/01/21		28,200,000	30,131,159
Fannie Mae Pool 545191
7.00%	09/01/31		4,426	4,878
Fannie Mae Pool 545756
7.00%	06/01/32		1,174	1,376
Fannie Mae Pool 606108
7.00%	03/01/31		4,086	4,213
Fannie Mae Pool 613142
7.00%	11/01/31		10,228	12,004
Fannie Mae Pool 625666
7.00%	01/01/32		9,995	11,122
Fannie Mae Pool 633698

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 116

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
7.50%	02/01/31		$52,412	$60,141
Fannie Mae Pool 655928
7.00%	08/01/32		170,037	198,415
Fannie Mae Pool 725257
5.50%	02/01/34		1,342,244	1,503,134
Fannie Mae Pool 734830
4.50%	08/01/33		18,968	20,447
Fannie Mae Pool 734922
4.50%	09/01/33		2,661,978	2,900,687
Fannie Mae Pool 735207
7.00%	04/01/34		29,608	33,857
Fannie Mae Pool 735224
5.50%	02/01/35		5,479,585	6,145,687
Fannie Mae Pool 735646
4.50%	07/01/20		719,951	738,451
Fannie Mae Pool 735651
4.50%	06/01/35		6,045,218	6,538,857
Fannie Mae Pool 735686
6.50%	12/01/22		19,329	21,424
Fannie Mae Pool 740297
5.50%	10/01/33		2,455	2,752
Fannie Mae Pool 745147
4.50%	12/01/35		40,303	43,457
Fannie Mae Pool 745592
5.00%	01/01/21		2,739	2,804
Fannie Mae Pool 753168
4.50%	12/01/33		9,482	10,191
Fannie Mae Pool 815422
4.50%	02/01/35		58,192	62,548
Fannie Mae Pool 817611
(LIBOR USD 6-Month plus 1.56%)
2.93%	11/01/35	[3]	429,516	457,185
Fannie Mae Pool 839109
(LIBOR USD 12-Month plus 1.91%)
3.41%	11/01/35	[3]	7,940	8,321
Fannie Mae Pool 841031
(LIBOR USD 12-Month plus 1.84%)
3.34%	11/01/35	[3]	2,824	2,966
Fannie Mae Pool 844773
(LIBOR USD 12-Month plus 1.61%)
3.16%	12/01/35	[3]	6,523	6,840
Fannie Mae Pool 888412
7.00%	04/01/37		429,413	476,497
Fannie Mae Pool 889125
5.00%	12/01/21		2,232,620	2,292,385
Fannie Mae Pool 889184
5.50%	09/01/36		5,126,168	5,749,841
Fannie Mae Pool 918445

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
(LIBOR USD 12-Month plus 1.65%)
3.47%	05/01/37	[3]	$18,042	$18,707
Fannie Mae Pool 933033
6.50%	10/01/37		715,003	782,891
Fannie Mae Pool AB1613
4.00%	10/01/40		44,808,665	48,015,410
Fannie Mae Pool AB1803
4.00%	11/01/40		51,550,718	55,345,476
Fannie Mae Pool AB2127
3.50%	01/01/26		26,799,882	28,011,825
Fannie Mae Pool AB3679
3.50%	10/01/41		16,995,887	17,626,656
Fannie Mae Pool AB3864
3.50%	11/01/41		14,498,174	15,103,164
Fannie Mae Pool AB4045
3.50%	12/01/41		15,661,293	16,345,252
Fannie Mae Pool AB4262
3.50%	01/01/32		11,141,082	11,641,754
Fannie Mae Pool AB9703
3.50%	06/01/43		39,939,471	41,390,732
Fannie Mae Pool AC8279
4.50%	08/01/39		26,531	28,617
Fannie Mae Pool AD0849
4.25%	02/01/20		21,727,286	22,765,680
Fannie Mae Pool AD0850
4.31%	02/01/20		35,164,438	36,699,791
Fannie Mae Pool AD0895
4.50%	07/01/19		30,994,723	32,206,952
Fannie Mae Pool AE0482
5.50%	01/01/38		12,504,577	13,926,149
Fannie Mae Pool AE0600
3.85%	11/01/20		21,857,293	22,943,632
Fannie Mae Pool AE0605
4.65%	07/01/20		14,751,041	15,423,056
Fannie Mae Pool AE0918
3.67%	10/01/20		4,360,462	4,551,721
Fannie Mae Pool AH3780
4.00%	02/01/41		20,213,529	21,692,922
Fannie Mae Pool AJ1404
4.00%	09/01/41		30,536,813	32,485,920
Fannie Mae Pool AL0209
4.50%	05/01/41		30,912,755	33,920,711
Fannie Mae Pool AL0290
4.45%	04/01/21		27,630,654	29,607,212
Fannie Mae Pool AL0600
4.30%	07/01/21		4,448,708	4,752,263
Fannie Mae Pool AL0834
4.07%	10/01/21		27,257,463	29,015,096

See accompanying notes to Schedule of Portfolio Investments.

117 / Semi-Annual Report September 2017

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AL0851
6.00%	10/01/40	$22,094,485	$25,118,743
Fannie Mae Pool AL1445
4.36%	11/01/21	71,934,709	76,183,707
Fannie Mae Pool AL2669
4.46%	09/01/21	23,423,125	24,754,050
Fannie Mae Pool AL4597
4.00%	01/01/44	77,442,562	83,126,842
Fannie Mae Pool AL6162
3.30%	02/01/23	20,437,388	21,225,411
Fannie Mae Pool AL6466
2.90%	11/01/26	98,656,519	100,450,656
Fannie Mae Pool AL6829
2.96%	05/01/27	2,795,170	2,825,569
Fannie Mae Pool AL8037
4.50%	07/01/34	351,946	379,649
Fannie Mae Pool AL8356
4.50%	07/01/34	1,003,436	1,080,826
Fannie Mae Pool AL8960
4.50%	05/01/46	90,552,265	97,250,708
Fannie Mae Pool AL9106
4.50%	02/01/46	117,675,451	126,532,829
Fannie Mae Pool AL9472
4.00%	10/01/43	14,772,820	15,624,263
Fannie Mae Pool AL9722
4.50%	08/01/46	851,154,422	915,123,954
Fannie Mae Pool AL9846
4.50%	02/01/47	534,527,469	574,700,522
Fannie Mae Pool AM0414
2.87%	09/01/27	39,760,000	40,063,176
Fannie Mae Pool AM4108
3.85%	08/01/25	4,696	5,052
Fannie Mae Pool AM4109
3.85%	08/01/25	4,696	5,078
Fannie Mae Pool AM4236
3.94%	08/01/25	9,435	10,208
Fannie Mae Pool AM4687
3.70%	12/01/25	5,270,868	5,584,923
Fannie Mae Pool AM4869
4.07%	12/01/25	1,872,274	2,037,655
Fannie Mae Pool AM5327
3.71%	03/01/26	2,894,779	3,094,999
Fannie Mae Pool AM6057
3.44%	08/01/26	6,750,000	7,057,704
Fannie Mae Pool AM6155
3.23%	07/01/26	2,944,173	3,051,195
Fannie Mae Pool AM6261

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
(LIBOR USD 1-Month plus 0.22%)
1.45%	07/01/19	[3]	$9,500,000	$9,506,930
Fannie Mae Pool AM6667
3.39%	09/01/26		3,461,000	3,613,001
Fannie Mae Pool AM7016
3.47%	10/01/29		5,065,000	5,281,205
Fannie Mae Pool AM8036
2.66%	03/01/27		1,965,000	1,944,707
Fannie Mae Pool AM8709
2.82%	04/01/27		6,455,558	6,478,768
Fannie Mae Pool AM8765
2.83%	06/01/27		4,000,000	3,999,214
Fannie Mae Pool AM8958
2.97%	06/01/30		5,500,000	5,504,858
Fannie Mae Pool AM8969
3.27%	07/01/30		12,691,000	12,984,926
Fannie Mae Pool AM9004
2.80%	06/01/25		100,000,000	101,532,904
Fannie Mae Pool AM9282
3.76%	12/01/30		10,000,000	10,755,353
Fannie Mae Pool AM9440
3.05%	07/01/27		47,705,000	48,596,188
Fannie Mae Pool AM9602
3.57%	08/01/27		1,776,958	1,875,613
Fannie Mae Pool AM9623
3.34%	07/01/30		1,420,000	1,462,342
Fannie Mae Pool AM9749
3.48%	11/01/30		5,532,970	5,773,705
Fannie Mae Pool AM9954
3.22%	11/01/27		3,255,099	3,356,132
Fannie Mae Pool AN0153
3.36%	11/01/30		10,819,998	11,166,607
Fannie Mae Pool AN0154
3.36%	11/01/30		15,340,682	15,832,107
Fannie Mae Pool AN0543
3.53%	01/01/31		7,125,000	7,472,250
Fannie Mae Pool AN0648
3.28%	01/01/28		14,233,183	14,743,722
Fannie Mae Pool AN0768
3.19%	01/01/26		12,945,687	13,396,094
Fannie Mae Pool AN0854
3.28%	02/01/28		8,815,000	9,124,289
Fannie Mae Pool AN0959
2.92%	05/01/31		35,459,000	35,583,755
Fannie Mae Pool AN0962
3.43%	02/01/31		15,423,000	16,023,867
Fannie Mae Pool AN1210
2.85%	05/01/31		5,977,500	5,957,026

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 118

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AN1427
2.96%	04/01/28		$4,208,029	$4,254,749
Fannie Mae Pool AN1468
2.97%	05/01/31		26,320,000	26,510,140
Fannie Mae Pool AN1482
3.03%	05/01/31		5,510,860	5,555,836
Fannie Mae Pool AN1682
3.13%	05/01/31		22,110,739	22,226,450
Fannie Mae Pool AN1686
2.32%	07/01/26		31,131,692	30,235,404
Fannie Mae Pool AN1688
2.32%	07/01/26		26,432,569	25,671,570
Fannie Mae Pool AN1835
2.54%	07/01/28		16,550,000	16,010,161
Fannie Mae Pool AN1954
2.26%	07/01/26		28,992,707	28,020,638
Fannie Mae Pool AN2118
2.32%	08/01/26		14,699,856	14,272,587
Fannie Mae Pool AN2228
2.52%	08/01/26		15,985,000	15,671,605
Fannie Mae Pool AN2248
2.48%	08/01/26		51,160,000	49,693,880
Fannie Mae Pool AN2270
2.51%	08/01/26		2,676,225	2,633,598
Fannie Mae Pool AN2271
2.33%	08/01/26		2,152,000	2,074,658
Fannie Mae Pool AN2309
2.21%	07/01/26		46,067,679	44,371,912
Fannie Mae Pool AN2338
2.36%	09/01/26		42,004,487	41,108,792
Fannie Mae Pool AN2367
2.46%	08/01/26		12,502,000	12,227,710
Fannie Mae Pool AN2371
2.18%	09/01/26		36,776,279	35,305,103
Fannie Mae Pool AN2840
2.49%	09/01/28		21,955,000	21,144,561
Fannie Mae Pool AN3097
2.54%	11/01/28		35,120,000	34,000,922
Fannie Mae Pool AN3574
2.34%	11/01/26		28,210,000	27,339,564
Fannie Mae Pool AN3597
(LIBOR USD 1-Month plus 0.64%)
1.87%	11/01/26	[3]	23,520,000	23,587,981
Fannie Mae Pool AN3631
2.99%	02/01/29		37,752,000	37,849,627
Fannie Mae Pool AN4429
3.22%	01/01/27		23,130,000	23,767,835
Fannie Mae Pool AN4431

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
3.22%	01/01/27	$49,395,000	$50,757,121
Fannie Mae Pool AN4435
3.22%	01/01/27	29,420,000	30,231,289
Fannie Mae Pool AN5718
3.24%	06/01/29	3,805,000	3,903,114
Fannie Mae Pool AN5719
3.24%	06/01/29	3,405,000	3,492,800
Fannie Mae Pool AN6368
3.09%	09/01/29	22,423,000	22,704,411
Fannie Mae Pool AN6707
2.49%	09/01/24	292,500,000	292,502,106
Fannie Mae Pool AS7414
4.50%	06/01/46	50,490,861	54,245,336
Fannie Mae Pool AS8576
4.50%	12/01/46	28,519,928	30,645,553
Fannie Mae Pool AS8663
4.50%	01/01/47	68,776,240	73,859,230
Fannie Mae Pool AS9830
4.00%	06/01/47	240,832,621	254,302,011
Fannie Mae Pool AS9972
4.00%	07/01/47	207,480,476	219,085,247
Fannie Mae Pool AS9994
4.50%	04/01/47	49,181,104	52,824,469
Fannie Mae Pool AU3739
3.50%	08/01/43	53,615,872	55,743,844
Fannie Mae Pool BC1158
3.50%	02/01/46	366,315,280	377,903,491
Fannie Mae Pool BD7166
4.50%	04/01/47	221,054,417	237,420,017
Fannie Mae Pool FN0000
3.59%	09/01/20	8,772,687	9,123,844
Fannie Mae Pool FN0001
3.76%	12/01/20	42,733,542	44,660,902
Fannie Mae Pool FN0003
4.28%	01/01/21	6,490,266	6,916,513
Fannie Mae Pool FN0005
3.37%	11/01/20	36,243,854	37,493,359
Fannie Mae Pool FN0007
3.46%	11/01/20	100,000	103,921
Fannie Mae Pool FN0010
3.84%	09/01/20	283,538	296,916
Fannie Mae Pool MA1177
3.50%	09/01/42	92,107,912	95,310,099
Fannie Mae Pool MA1404
3.50%	04/01/43	7,029	7,284
Fannie Mae Pool MA1527
3.00%	08/01/33	85,294,964	87,103,058
Fannie Mae Pool MA1561

See accompanying notes to Schedule of Portfolio Investments.

119 / Semi-Annual Report September 2017

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
3.00%	09/01/33		$52,778,749	$53,897,560
Fannie Mae Pool MA1582
3.50%	09/01/43		26,524,956	27,485,484
Fannie Mae Pool MA1584
3.50%	09/01/33		87,811,225	91,743,868
Fannie Mae Pool MA1608
3.50%	10/01/33		60,718,760	63,438,061
Fannie Mae Pool MA2915
3.00%	02/01/27		2,940,380	3,025,720
Fannie Mae Pool MA2960
4.00%	04/01/47		147,871,477	155,833,037
Fannie Mae Pool MA3027
4.00%	06/01/47		254,203,833	267,894,926
Fannie Mae Pool MA3029
3.00%	06/01/32		84,710,012	87,090,929
Fannie Mae Pool MA3038
4.50%	06/01/47		101,528,459	109,103,360
Fannie Mae Pool MA3058
4.00%	07/01/47		372,266,315	392,202,921
Fannie Mae Pool MA3147
3.00%	10/01/47		85,628,374	85,961,930
Fannie Mae REMICS, Series 1989-27, Class Y
6.90%	06/25/19		85	88
Fannie Mae REMICS, Series 1991-65, Class Z
6.50%	06/25/21		2,075	2,169
Fannie Mae REMICS, Series 1992-123, Class Z
7.50%	07/25/22		882	962
Fannie Mae REMICS, Series 1993-132, Class D (PO)
0.00%	10/25/22	[10]	41,725	40,038
Fannie Mae REMICS, Series 1993-29, Class PK
7.00%	03/25/23		4,934	5,248
Fannie Mae REMICS, Series 1994-55, Class H
7.00%	03/25/24		16,718	18,310
Fannie Mae REMICS, Series 1997-34, Class SA
(Cost of Funds 11th District of San Francisco * 5.542)
3.92%	10/25/23	[3]	4,338	4,888
Fannie Mae REMICS, Series 1998-37, Class VZ
6.00%	06/17/28		11,207	12,052
Fannie Mae REMICS, Series 1999-11, Class Z
5.50%	03/25/29		39,551	43,173

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2001-52, Class YZ
6.50%	10/25/31		$163,532	$187,842
Fannie Mae REMICS, Series 2005-104, Class NI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.70%, 6.70% Cap)
5.46%	03/25/35	[3]	15,206,861	1,074,756
Fannie Mae REMICS, Series 2005-117, Class LC
5.50%	11/25/35		9,859,800	10,474,497
Fannie Mae REMICS, Series 2005-122, Class SG (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
5.36%	11/25/35	[3]	114,558	14,960
Fannie Mae REMICS, Series 2005-92, Class US (IO)
(-1.00 X LIBOR USD 1-Month plus 6.10%, 6.10% Cap)
4.86%	10/25/25	[3]	8,116,077	891,202
Fannie Mae REMICS, Series 2006-4, Class WE
4.50%	02/25/36		109,318	113,171
Fannie Mae REMICS, Series 2006-49, Class SE
(-4.00 X LIBOR USD 1-Month plus 29.00%, 29.00% Cap)
24.05%	04/25/36	[3]	3,151,652	4,708,085
Fannie Mae REMICS, Series 2007-17, Class SI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.40%, 6.40% Cap)
5.16%	03/25/37	[3]	2,511,137	302,965
Fannie Mae REMICS, Series 2007-34, Class SB (IO)
(-1.00 X LIBOR USD 1-Month plus 6.11%, 6.11% Cap)
4.87%	04/25/37	[3]	5,054,513	808,970
Fannie Mae REMICS, Series 2007-64, Class FA
(LIBOR USD 1-Month plus 0.47%)
1.71%	07/25/37	[3]	7,175	7,240
Fannie Mae REMICS, Series 2008-24, Class NA
6.75%	06/25/37		1,109,650	1,241,328
Fannie Mae REMICS, Series 2010-116, Class SE (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
5.36%	10/25/40	[3]	6,689,235	1,065,588
Fannie Mae REMICS, Series 2010-135, Class EA
3.00%	01/25/40		18,397	18,682
Fannie Mae REMICS, Series 2010-17, Class SB (IO)
(-1.00 X LIBOR USD 1-Month plus 6.35%, 6.35% Cap)
5.11%	03/25/40	[3]	11,762,606	1,920,123

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 120

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2010-43, Class KS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.42%, 6.42% Cap)
5.18%	05/25/40	[3]	$21,060,616	$3,561,131
Fannie Mae REMICS, Series 2011-101, Class HE
4.00%	10/25/41		10,100,000	10,915,241
Fannie Mae REMICS, Series 2011-111, Class DB
4.00%	11/25/41		24,977,334	26,511,098
Fannie Mae REMICS, Series 2011-2, Class PD
4.00%	12/25/39		62,285	63,737
Fannie Mae REMICS, Series 2013-101, Class BO (PO)
0.00%	10/25/43	[10]	27,700,308	22,172,731
Fannie Mae REMICS, Series 2013-101, Class CO (PO)
0.00%	10/25/43	[10]	17,124,199	13,994,546
Fannie Mae REMICS, Series G92-12, Class B
7.70%	02/25/22		50	51
Fannie Mae REMICS, Series G92-36, Class Z
7.00%	07/25/22		69	72
Fannie Mae REMICS, Series G93-21, Class Z
7.20%	05/25/23		3,392	3,691
Fannie Mae Trust, Series 2003-W2, Class 2A9
5.90%	07/25/42		35,670	39,723
Fannie Mae, Series 2015-M4, Class FA
(LIBOR USD 1-Month plus 0.21%)
1.44%	09/25/18	[3]	47,210,136	47,197,738
Freddie Mac Gold Pool (TBA)
3.50%	10/01/47		518,995,000	535,213,594
4.00%	10/01/47		796,645,000	838,842,290
4.50%	10/01/47		78,605,000	84,285,441
Freddie Mac Gold Pool A24156
6.50%	10/01/31		292,112	324,013
Freddie Mac Gold Pool A25162
5.50%	05/01/34		2,963,348	3,306,428
Freddie Mac Gold Pool A39012
5.50%	06/01/35		58,242	66,197
Freddie Mac Gold Pool A54856
5.00%	01/01/34		5,160,400	5,662,773
Freddie Mac Gold Pool A61164
5.00%	04/01/36		17,119	18,730
Freddie Mac Gold Pool A97038
4.00%	02/01/41		16,775,532	17,850,487

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool C01492
5.00%	02/01/33	$880,332	$962,951
Freddie Mac Gold Pool C04546
3.00%	02/01/43	25,340,435	25,592,227
Freddie Mac Gold Pool C04573
3.00%	03/01/43	31,699,640	31,949,617
Freddie Mac Gold Pool C46104
6.50%	09/01/29	20,860	23,140
Freddie Mac Gold Pool C55789
7.50%	10/01/27	9,848	10,795
Freddie Mac Gold Pool C90573
6.50%	08/01/22	62,772	68,078
Freddie Mac Gold Pool E02402
6.00%	10/01/22	17,202	18,280
Freddie Mac Gold Pool G00992
7.00%	11/01/28	1,095	1,226
Freddie Mac Gold Pool G01515
5.00%	02/01/33	1,006,472	1,100,111
Freddie Mac Gold Pool G02579
5.00%	12/01/34	1,193,081	1,309,465
Freddie Mac Gold Pool G02884
6.00%	04/01/37	3,607,592	4,069,772
Freddie Mac Gold Pool G02955
5.50%	03/01/37	4,895,238	5,524,993
Freddie Mac Gold Pool G03357
5.50%	08/01/37	2,065,997	2,353,462
Freddie Mac Gold Pool G03676
5.50%	12/01/37	3,641,317	4,110,626
Freddie Mac Gold Pool G03783
5.50%	01/01/38	2,541,990	2,870,037
Freddie Mac Gold Pool G03985
6.00%	03/01/38	31,663	36,119
Freddie Mac Gold Pool G04438
5.50%	05/01/38	6,643,870	7,418,958
Freddie Mac Gold Pool G04703
5.50%	08/01/38	6,134,674	6,760,376
Freddie Mac Gold Pool G04706
5.50%	09/01/38	237,425	267,930
Freddie Mac Gold Pool G05866
4.50%	02/01/40	23,553,090	25,798,915
Freddie Mac Gold Pool G06361
4.00%	03/01/41	31,141	33,460
Freddie Mac Gold Pool G06498
4.00%	04/01/41	32,102,051	34,301,112
Freddie Mac Gold Pool G06499
4.00%	03/01/41	15,174,902	16,218,468
Freddie Mac Gold Pool G07408
3.50%	06/01/43	29,944,181	31,195,439

See accompanying notes to Schedule of Portfolio Investments.

121 / Semi-Annual Report September 2017

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G07786
4.00%	08/01/44	$286,287,638	$305,936,360
Freddie Mac Gold Pool G07848
3.50%	04/01/44	143,425,071	149,321,308
Freddie Mac Gold Pool G07849
3.50%	05/01/44	20,745,133	21,549,973
Freddie Mac Gold Pool G07924
3.50%	01/01/45	30,420,954	31,603,170
Freddie Mac Gold Pool G07925
4.00%	02/01/45	18,694,410	19,983,302
Freddie Mac Gold Pool G08676
3.50%	11/01/45	110,957,535	114,467,621
Freddie Mac Gold Pool G08677
4.00%	11/01/45	213,785,575	225,268,443
Freddie Mac Gold Pool G08681
3.50%	12/01/45	73,724,341	76,057,060
Freddie Mac Gold Pool G08694
4.00%	02/01/46	78,088,869	82,283,184
Freddie Mac Gold Pool G08698
3.50%	03/01/46	368,679,975	380,425,021
Freddie Mac Gold Pool G08699
4.00%	03/01/46	20,011,268	21,086,114
Freddie Mac Gold Pool G08706
3.50%	05/01/46	12,704	13,109
Freddie Mac Gold Pool G08710
3.00%	06/01/46	342,166,842	343,581,900
Freddie Mac Gold Pool G08711
3.50%	06/01/46	375,172,929	387,046,064
Freddie Mac Gold Pool G08712
4.00%	06/01/46	73,793,170	77,756,754
Freddie Mac Gold Pool G08715
3.00%	08/01/46	486,982,002	488,995,955
Freddie Mac Gold Pool G08716
3.50%	08/01/46	113,961,780	117,568,067
Freddie Mac Gold Pool G08721
3.00%	09/01/46	32,754,971	32,890,432
Freddie Mac Gold Pool G08722
3.50%	09/01/46	143,570,722	148,114,262
Freddie Mac Gold Pool G08726
3.00%	10/01/46	532,500,341	534,702,538
Freddie Mac Gold Pool G08727
3.50%	10/01/46	116,392,873	120,100,804
Freddie Mac Gold Pool G08732
3.00%	11/01/46	314,086,748	315,385,679
Freddie Mac Gold Pool G08737
3.00%	12/01/46	182,361,350	183,115,520
Freddie Mac Gold Pool G08741
3.00%	01/01/47	178,726,035	179,465,170

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G08742
3.50%	01/01/47	$173,850,061	$179,388,405
Freddie Mac Gold Pool G08747
3.00%	02/01/47	199,821,452	200,647,829
Freddie Mac Gold Pool G08757
3.50%	04/01/47	84,793,706	87,502,860
Freddie Mac Gold Pool G08762
4.00%	05/01/47	73,872,029	77,842,650
Freddie Mac Gold Pool G11707
6.00%	03/01/20	127,129	129,979
Freddie Mac Gold Pool G12393
5.50%	10/01/21	2,707,848	2,831,066
Freddie Mac Gold Pool G12399
6.00%	09/01/21	1,508	1,589
Freddie Mac Gold Pool G12824
6.00%	08/01/22	1,577,778	1,683,670
Freddie Mac Gold Pool G12909
6.00%	11/01/22	4,161,444	4,445,040
Freddie Mac Gold Pool G13032
6.00%	09/01/22	696,061	735,952
Freddie Mac Gold Pool G13058
4.50%	10/01/20	854,151	873,664
Freddie Mac Gold Pool G18596
3.00%	04/01/31	90,481,885	93,051,429
Freddie Mac Gold Pool G60023
3.50%	04/01/45	25,633,237	26,688,800
Freddie Mac Gold Pool G60080
3.50%	06/01/45	308,366,689	320,364,096
Freddie Mac Gold Pool G60138
3.50%	08/01/45	213,211,034	221,990,956
Freddie Mac Gold Pool G67700
3.50%	08/01/46	66,634,547	69,174,989
Freddie Mac Gold Pool G67703
3.50%	04/01/47	98,440,382	102,178,040
Freddie Mac Gold Pool H00790
5.50%	05/01/37	24,301	26,452
Freddie Mac Gold Pool H03161
6.50%	08/01/37	1,170	1,282
Freddie Mac Gold Pool H05069
5.50%	05/01/37	688,889	749,866
Freddie Mac Gold Pool Q05804
4.00%	01/01/42	51,442,176	55,133,554
Freddie Mac Gold Pool U99097
3.50%	07/01/43	89,876,864	93,050,370
Freddie Mac Gold Pool V80356
3.50%	08/01/43	54,235,466	56,506,576
Freddie Mac REMICS, Series 1004, Class H

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 122

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
7.95%	10/15/20		$88	$91
Freddie Mac REMICS, Series 1073, Class G
7.00%	05/15/21		253	268
Freddie Mac REMICS, Series 1107, Class ZC
6.50%	07/15/21		2,705	2,868
Freddie Mac REMICS, Series 165, Class K
6.50%	09/15/21		45	46
Freddie Mac REMICS, Series 1980, Class Z
7.00%	07/15/27		113,311	128,563
Freddie Mac REMICS, Series 1983, Class Z
6.50%	12/15/23		46,698	49,683
Freddie Mac REMICS, Series 2098, Class TZ
6.00%	01/15/28		485,032	533,773
Freddie Mac REMICS, Series 2174, Class PN
6.00%	07/15/29		26,210	28,920
Freddie Mac REMICS, Series 2313, Class LA
6.50%	05/15/31		14,706	16,710
Freddie Mac REMICS, Series 2433, Class SA
(-2.60 X LIBOR USD 1-Month plus 20.93%, 20.93% Cap)
17.72%	02/15/32	[3]	13,970	18,246
Freddie Mac REMICS, Series 2481, Class AW
6.50%	08/15/32		56,512	61,345
Freddie Mac REMICS, Series 2642, Class BW (IO)
5.00%	06/15/23		14,343	618
Freddie Mac REMICS, Series 2649, Class PC
5.50%	07/15/33		7,718	7,921
Freddie Mac REMICS, Series 3019, Class SW (IO)
(-1.00 X LIBOR USD 1-Month plus 7.20%, 7.20% Cap)
5.97%	08/15/35	[3]	2,146,278	454,019
Freddie Mac REMICS, Series 3063, Class YG
5.50%	11/15/35		5,777,114	6,413,951
Freddie Mac REMICS, Series 3300, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 7.20%, 7.20% Cap)
5.97%	08/15/35	[3]	948,918	146,995
Freddie Mac REMICS, Series 3707, Class EI (IO)
5.00%	12/15/38		19,184,118	1,782,370

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3730, Class JG
3.00%	09/15/39		$21,561	$21,812
Freddie Mac REMICS, Series 3752, Class XL
4.50%	11/15/40		66,277,000	71,592,011
Freddie Mac REMICS, Series 3891, Class HS (IO)
(-1.00 X LIBOR USD 1-Month plus 5.95%, 5.95% Cap)
4.72%	07/15/41	[3]	9,989,374	985,036
Freddie Mac REMICS, Series 3904, Class JB
4.50%	08/15/41		18,155,000	19,771,968
Freddie Mac REMICS, Series 3925, Class LB
4.50%	09/15/41		9,215,000	10,812,234
Freddie Mac REMICS, Series 3928, Class JD
4.00%	09/15/41		32,095,702	34,307,962
Freddie Mac REMICS, Series 4102, Class TC
2.50%	09/15/41		23,870,698	24,107,914
Freddie Mac REMICS, Series 4161, Class BA
2.50%	12/15/41		35,796,936	35,945,697
Freddie Mac Strips, Series 309, Class PO (PO)
0.00%	08/15/43	[10]	42,392,867	34,647,011
Freddie Mac Strips, Series 319, Class F2
(LIBOR USD 1-Month plus 0.50%)
1.73%	11/15/43	[3]	8,211,813	8,276,158
Ginnie Mae I Pool 782817
4.50%	11/15/39		25,710,235	27,664,798
Ginnie Mae II Pool (TBA)
3.00%	10/20/47		406,365,000	411,952,519
3.50%	10/20/47		797,995,000	829,540,740
4.00%	10/20/47		440,565,000	463,832,339
4.50%	10/20/47		2,158,205,000	2,300,848,862
5.00%	10/20/47		50,000,000	53,554,687
Ginnie Mae II Pool 2631
7.00%	08/20/28		2,693	3,113
Ginnie Mae II Pool 3388
4.50%	05/20/33		8,192	8,811
Ginnie Mae II Pool 3427
4.50%	08/20/33		2,580	2,775
Ginnie Mae II Pool 3554
4.50%	05/20/34		2,695	2,898
Ginnie Mae II Pool 5175
4.50%	09/20/41		14,540	15,640
Ginnie Mae II Pool 5281

See accompanying notes to Schedule of Portfolio Investments.

123 / Semi-Annual Report September 2017

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
4.50%	01/20/42		$20,020	$21,536
Ginnie Mae II Pool 783591
4.50%	07/20/41		37,987	40,859
Ginnie Mae II Pool 80968
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
2.13%	07/20/34	[3]	21,007	21,591
Ginnie Mae II Pool 81267
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
2.38%	03/20/35	[3]	42,094	43,867
Ginnie Mae II Pool 81432
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
2.13%	08/20/35	[3]	35,993	37,484
Ginnie Mae II Pool 81497
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
2.25%	10/20/35	[3]	34,345	35,841
Ginnie Mae II Pool 8631
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
2.63%	05/20/25	[3]	6,527	6,732
Ginnie Mae II Pool 8644
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
2.63%	06/20/25	[3]	10,186	10,531
Ginnie Mae II Pool MA0627
4.50%	12/20/42		118,268	127,296
Ginnie Mae II Pool MA0701
4.50%	01/20/43		150,597	161,211
Ginnie Mae II Pool MA1997
4.50%	06/20/44		32,465	34,673
Ginnie Mae II Pool MA2756
4.50%	04/20/45		74,404	79,466
Ginnie Mae II Pool MA2828
4.50%	05/20/45		3,317,182	3,542,838
Ginnie Mae II Pool MA2894
4.50%	06/20/45		1,241,904	1,326,386
Ginnie Mae II Pool MA3036
4.50%	08/20/45		137,055	146,378
Ginnie Mae II Pool MA3456
4.50%	02/20/46		882,015	941,424
Ginnie Mae II Pool MA3521
3.50%	03/20/46		111,905,755	116,417,105
Ginnie Mae II Pool MA3597
3.50%	04/20/46		280,213,417	291,680,111
Ginnie Mae II Pool MA3663
3.50%	05/20/46		269,422,428	280,288,415

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA3665
4.50%	05/20/46		$381,973	$407,957
Ginnie Mae II Pool MA3736
3.50%	06/20/46		191,649,994	199,381,826
Ginnie Mae II Pool MA3738
4.50%	06/20/46		1,657,924	1,770,707
Ginnie Mae II Pool MA3805
4.50%	07/20/46		13,208,923	14,169,023
Ginnie Mae II Pool MA3876
4.50%	08/20/46		13,754,030	14,739,838
Ginnie Mae II Pool MA3937
3.50%	09/20/46		63,584,126	66,149,894
Ginnie Mae II Pool MA3939
4.50%	09/20/46		7,493,268	8,003,381
Ginnie Mae II Pool MA4003
3.00%	10/20/46		31,833,352	32,305,798
Ginnie Mae II Pool MA4006
4.50%	10/20/46		8,697,722	9,289,396
Ginnie Mae II Pool MA4069
3.50%	11/20/46		198,131,675	206,239,478
Ginnie Mae II Pool MA4071
4.50%	11/20/46		24,631,552	26,307,146
Ginnie Mae II Pool MA4126
3.00%	12/20/46		522,840,345	530,723,611
Ginnie Mae II Pool MA4127
3.50%	12/20/46		203,318,551	211,638,608
Ginnie Mae II Pool MA4129
4.50%	12/20/46		77,969,336	83,273,302
Ginnie Mae II Pool MA4382
3.50%	04/20/47		145,272,652	151,253,043
Ginnie Mae II Pool MA4454
5.00%	05/20/47		40,096,190	43,029,743
Ginnie Mae II Pool MA4512
4.50%	06/20/47		635,138	678,557
Ginnie Mae II Pool MA4588
4.50%	07/20/47		2,006,870	2,142,221
Ginnie Mae II Pool MA4589
5.00%	07/20/47		87,166,708	93,461,068
Ginnie Mae II Pool MA4654
4.50%	08/20/47		514,572	550,537
Ginnie Mae, Series 2000-22, Class SG (IO)
(-1.0 X LIBOR USD 1-Month plus 10.80%, 10.80% Cap)
9.57%	05/16/30	[3]	28,219	1,616
Ginnie Mae, Series 2003-86, Class ZK
5.00%	10/20/33		11,132,274	12,124,060
Ginnie Mae, Series 2004-93, Class PC
5.00%	04/16/34		34,968	35,581
Ginnie Mae, Series 2007-35, Class PY (IO)

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 124

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Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
(-1.00 X LIBOR USD 1-Month plus 6.75%, 6.75% Cap)
5.52%	06/16/37	[3]	$19,892,148	$4,141,197
Ginnie Mae, Series 2009-106, Class SD (IO)
((-1.00 X LIBOR USD 1-Month plus 6.25%,
6.25% Cap) plus 6.25%)
5.01%	03/20/36	[3]	16,839,296	2,269,277
Ginnie Mae, Series 2009-106, Class XI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.80%, 6.80% Cap)
5.56%	05/20/37	[3]	42,646,077	7,464,552
Ginnie Mae, Series 2009-124, Class SC (IO)
(-1.00 X LIBOR USD 1-Month plus 6.48%, 6.48% Cap)
5.24%	12/20/39	[3]	7,004,865	1,292,061
Ginnie Mae, Series 2009-17, Class P
4.00%	08/16/38		17,624	18,038
Ginnie Mae, Series 2009-66, Class XS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.80%, 6.80% Cap)
5.57%	07/16/39	[3]	81,471	11,113
Ginnie Mae, Series 2009-8, Class PS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.30%, 6.30% Cap)
5.07%	08/16/38	[3]	133,495	14,240
Ginnie Mae, Series 2010-4, Class SL (IO)
(-1.00 X LIBOR USD 1-Month plus 6.40%, 6.40% Cap)
5.17%	01/16/40	[3]	86,619	15,660
Ginnie Mae, Series 2010-4, Class SM (IO)
(-1.00 X LIBOR USD 1-Month plus 5.80%, 5.80% Cap)
4.57%	01/16/40	[3]	15,748,927	2,332,116
Ginnie Mae, Series 2010-6, Class BS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.50%, 6.50% Cap)
5.27%	09/16/39	[3]	5,141,965	468,796
Ginnie Mae, Series 2011-146, Class EI (IO)
5.00%	11/16/41		204,090	41,969
Ginnie Mae, Series 2013-113, Class LY
3.00%	05/20/43		51,184,000	51,124,831
NCUA Guaranteed Notes, Series 2010-R1, Class A1
(LIBOR USD 1-Month plus 0.45%)
1.68%	10/07/20	[3]	15,301,620	15,346,149
NCUA Guaranteed Notes, Series 2010-R3, Class 1A
(LIBOR USD 1-Month plus 0.56%)
1.79%	12/08/20	[3]	9,107,749	9,129,289
NCUA Guaranteed Notes, Series 2010-R3, Class 2A
(LIBOR USD 1-Month plus 0.56%)
1.79%	12/08/20	[3]	25,082,656	25,176,841

				24,849,089,343

Total Mortgage-Backed
(Cost $31,934,950,813)				32,212,537,917

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS — 1.00%*
California — 0.28%
California Health Facilities Financing Authority, Saint Joseph Health, Series A
4.00%	10/01/36	$3,500,000	$3,689,315
Los Angeles Department of Power, Electric Light and Power Improvements, Series C
5.52%	07/01/27	20,125,000	24,004,295
Los Angeles Department of Water & Power, Build America Bonds, Series SY
6.01%	07/01/39	350,000	451,231
San Diego County Water Authority, Build America Bonds
6.14%	05/01/49	7,900,000	10,942,527
State of California, Build America Bonds
6.65%	03/01/22	4,245,000	4,924,115
7.95%	03/01/36	77,500,000	87,456,425
State of California, Build America Bonds, Various Purpose
7.50%	04/01/34	3,885,000	5,648,518
State of California, Taxable, Miscellaneous Revenue Bonds, Series B
2.19%	04/01/47	17,800,000	17,875,294
State of California, Taxable, Various Purpose
6.20%	03/01/19	10,680,000	11,355,830
University of California, Taxable Revenue Bonds, Series AP
3.93%	05/15/45	57,230,000	58,022,063

			224,369,613

Massachusetts — 0.09%
Commonwealth of Massachusetts, Build America Bonds, Public Improvements
4.91%	05/01/29	8,340,000	9,761,636
Commonwealth of Massachusetts, Series E
3.00%	04/01/41	24,000,000	22,009,200
Commonwealth of Massachusetts, Series G
3.00%	09/01/46	46,140,000	41,215,478

			72,986,314

New York — 0.58%
City of New York, Build America Bonds
4.77%	10/01/23	4,420,000	4,931,040
5.05%	10/01/24	13,820,000	15,557,727
5.21%	10/01/31	6,420,000	7,525,524
5.52%	10/01/37	6,075,000	7,580,871
5.82%	10/01/31	220,000	244,229
5.99%	12/01/36	14,055,000	18,102,278
City of New York, Build America Bonds, Series F1
6.27%	12/01/37	9,655,000	12,981,823
6.65%	12/01/31	46,470,000	53,104,522

See accompanying notes to Schedule of Portfolio Investments.

125 / Semi-Annual Report September 2017

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)
New York (continued)
Fiscal Year 2005 Securitization Corp., Special Obligation, Series B
4.93%	04/01/20	$30,000	$30,819
New York City Municipal Water Finance Authority, Build America Bonds, Series SE
6.49%	06/15/42	3,555,000	3,933,465
New York City Transitional Finance Authority Revenue, Future Tax Secured Revenue, Build America Bonds
5.51%	08/01/37	25,000,000	31,371,750
5.57%	11/01/38	41,825,000	52,159,121
New York City Transitional Finance Authority Revenue, Future Tax Secured Revenue, Qualified School Construction Bonds
5.01%	08/01/27	5,225,000	6,053,685
New York City Transitional Finance Authority Revenue, Future Tax Secured Revenue, Qualified School Construction Bonds, Series G-3
5.27%	05/01/27	13,135,000	15,513,354
New York City Water and Sewer Authority, Build America, Taxable Bonds
5.44%	06/15/43	49,625,000	64,022,205
5.88%	06/15/44	29,220,000	40,050,977
New York City Water and Sewer Authority, Build America, Taxable Bonds, Series SE
6.01%	06/15/42	3,945,000	5,383,308
New York State Dormitory Authority, Taxable, Build America Bonds
5.43%	03/15/39	28,100,000	35,028,336
New York State Dormitory Authority, Build America Bonds
5.29%	03/15/33	44,990,000	52,950,531
5.50%	03/15/30	21,430,000	25,254,612
New York State Urban Development Corp., Personal Income Tax, Series SE
3.20%	03/15/22	15,870,000	16,366,096

			468,146,273

Texas — 0.01%
Texas Transportation Commission State Highway Fund, Taxable, Fuel Sales Revenue Bonds, Series B
5.18%	04/01/30	3,075,000	3,647,350

Wisconsin — 0.04%
Wisconsin Health & Educational Facilities Authority, Ascension Health Credit Group
4.00%	11/15/34	5,335,000	5,596,628

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
Wisconsin (continued)
4.00%	11/15/35		$17,580,000	$18,388,328
4.00%	11/15/39		8,000,000	8,277,040

				32,261,996

Total Municipal Bonds
(Cost $781,924,544)				801,411,546

U.S. TREASURY SECURITIES — 26.74%
U.S. Treasury Bonds — 5.76%
U.S. Treasury Bonds
2.75%	08/15/47		2,223,723,000	2,175,817,402
3.00%	11/15/44		150,325,000	154,964,783
3.00%	05/15/47		1,311,452,000	1,349,745,375
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
0.75%	02/15/45	[11]	430,489,506	410,638,373
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds (WI)
0.88%	02/15/47	[11]	529,926,996	522,641,666

				4,613,807,599

U.S. Treasury Notes — 20.98%
U.S. Treasury Notes
0.75%	01/31/18		120,000,000	119,838,258
1.00%	12/31/17		153,891,000	153,844,783
1.25%	08/31/19		426,525,000	424,758,922
1.38%	09/30/19		22,925,000	22,880,115
1.63%	08/31/22		4,865,730,000	4,799,491,455
1.88%	05/31/22		95,560,000	95,505,874
1.88%	07/31/22		5,355,850,000	5,344,343,224
2.25%	08/15/27		1,409,303,000	1,399,916,817
U.S. Treasury Notes - Treasury Inflation Indexed Notes
0.13%	04/15/18	[11]	479,574,907	479,930,536
0.13%	04/15/21	[11]	395,887,248	397,251,979
0.13%	04/15/22	[11]	205,545,822	205,635,625
0.13%	07/15/26	[11]	529,524,724	515,075,079
0.38%	07/15/27	[11]	651,532,800	645,375,860
U.S. Treasury Notes (WI)
1.88%	09/30/22		2,218,585,000	2,213,301,085

				16,817,149,612

Total U.S. Treasury Securities
(Cost $21,566,937,427)				21,430,957,211

Total Bonds – 101.73%
(Cost $81,020,332,620)				81,521,808,093

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 126

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Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues			Shares	Value
COMMON STOCK — 0.03%
Electric — 0.03%
Homer City Holdings LLC[4,5,6]			1,180,703	$23,909,236

Energy — 0.00%
Drillship Kithira Owners, Inc. (Cayman Islands)[2]			54,501	1,295,489

Total Common Stock
(Cost $ 66,956,791)				25,204,725

Purchased Options - 0.02%
(Cost $ 8,147,625)				12,875,000

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 13.21%

Foreign Government Obligations — 3.82%
Japan Treasury Discount Bill, Series 699 (Japan)
0.00%[12]	11/06/17	[2]	$3,510,000,000	31,185,757
Japan Treasury Discount Bill, Series 701 (Japan)
0.00%[12]	11/13/17	[2]	106,651,000,000	947,597,901
Japan Treasury Discount Bill, Series 711 (Japan)
0.00%[12]	01/10/18	[2]	233,785,000,000	2,077,644,896

				3,056,428,554

Money Market Funds — 2.37%
Dreyfus Government Cash Management Fund
0.92%[13]			1,900,216,000	1,900,216,000
Fidelity Investments Money Market Funds - Government Portfolio
0.91%[13,14]			53,677	53,677

				1,900,269,677

U.S. Agency Discount Notes — 3.11%
Federal Home Loan Bank
0.96%[12]	10/27/17		200,000,000	199,863,800
0.98%[12]	11/21/17		250,000,000	249,656,250
0.98%[12]	11/15/17		300,000,000	299,637,000
0.99%[12]	12/15/17		300,000,000	299,364,900
1.00%[12]	12/18/17		300,000,000	299,339,100
1.04%[12]	01/17/18		300,000,000	299,046,000
1.06%[12]	01/29/18		300,000,000	298,938,900
Freddie Mac
1.04%[12]	02/02/18		250,000,000	249,092,125

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Agency Discount Notes (continued)
Freddie Mac, Series RB
1.09%[12]	02/20/18		$300,000,000	$298,707,600

				2,493,645,675

U.S. Treasury Bills — 3.91%
U.S. Treasury Bills
0.95%[12]	01/18/18		201,955,000	201,346,106
0.99%[12]	02/01/18		778,830,000	776,032,271
1.00%[12]	01/04/18		7,405,000	7,385,127
1.02%[12]	02/08/18		753,628,000	750,724,965
1.03%[12]	01/25/18		828,905,000	826,151,195
1.05%[12]	03/01/18	[15]	51,968,000	51,726,024
1.09%[12]	01/11/18		522,570,000	521,103,763

				3,134,469,451

Total Short-Term Investments
(Cost $10,607,203,015)				10,584,813,357

Issues				Value
Total Investments Before
Written Options – 114.99%
(Cost $91,702,640,051)[1]				92,144,701,175

Written Options - (0.02)%
(Cost $(8,821,500))				(14,843,750)

Liabilities in Excess of Other Assets – (14.97)%				(11,994,330,281)

Net Assets – 100.00%				$80,135,527,144

Notes:

[1]	Cost for federal income tax purposes is $91,713,360,924 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$939,391,259
Gross unrealized (depreciation)	(516,877,995)

Net unrealized appreciation	$422,513,264

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[3]	Floating rate security. The rate disclosed was in effect at September 30, 2017.
[4]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $119,109,789, which is 0.15% of total net assets.
[7]	Non-income producing security.
[8]	Security is currently in default with regard to scheduled interest or principal payments.

See accompanying notes to Schedule of Portfolio Investments.

127 / Semi-Annual Report September 2017

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

[9]	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[10]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2017.

[11]	Inflation protected security. Principal amount reflects original security face amount.

[12]	Represents annualized yield at date of purchase.

[13]	Represents the current yield as of September 30, 2017.

[14]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $53,677.

[15]	Securities, or a portion thereof, pledged as collateral for futures and call options written. The total market value of collateral pledged is $51,236,279.

†	Fair valued security. The aggregate value of fair valued securities is $40,026,340, which is 0.05% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(CLO): Collateralized Loan Obligation

(EMTN): Euro medium-term note

(GMTN): Global medium-term note

(IO): Interest only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term Note

(PO): Principal only

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 31,807,884	JPY 3,510,000,000	Goldman Sachs International	11/06/17	$568,493
USD 976,082,616	JPY 106,650,000,000	Goldman Sachs International	11/13/17	26,621,767

				27,190,260

USD 1,042,668,300	JPY 116,892,500,000	Bank of America N.A.	01/10/18	(1,420,967)
USD 1,042,166,317	JPY 116,892,500,000	Goldman Sachs International	01/10/18	(1,922,950)

				(3,343,917)

NET UNREALIZED APPRECIATION				$23,846,343

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two Year Note	42,541	12/29/17	$9,176,226,641	$(20,066,187)	$(20,066,187)
U.S. Treasury Five Year Note	9,948	12/29/17	1,168,890,000	(9,372,459)	(9,372,459)
U.S. Treasury Ten Year Note	400	12/19/17	50,125,000	(186,780)	(186,780)

			10,395,241,641	(29,625,426)	(29,625,426)

FUTURES CONTRACTS: SHORT POSITIONS
Euro-Bobl	5,479	12/07/17	(607,963,748)	2,974,346	2,974,346

TOTAL FUTURES CONTRACTS			$9,787,277,893	$(26,651,080)	$(26,651,080)

Description	Number of contracts	Exercise Price	Expiration Date	Notional Amount	Value
PURCHASED PUT OPTIONS EXCHANGE TRADED — (0.1)%
IMM Eurodollar 1 Year MIDCV Future Options	20,000	$98.38	12/15/17	$4,181,021,030	$12,875,000

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 128

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Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Description	Number of contracts	Exercise Price	Expiration Date	Notional Amount	Value
WRITTEN PUT OPTIONS EXCHANGE TRADED — 0.1%
IMM Eurodollar 1 Year MIDCV Future Options	(25,000)	$98.13	12/15/17	$(3,149,748,300)	$(5,000,000)
IMM Eurodollar 1 Year MIDCV Future Options	(25,000)	98.25	12/15/17	(4,538,802,019)	(9,843,750)

TOTAL WRITTEN OPTIONS				$(7,688,550,319)	$(14,843,750)

See accompanying notes to Schedule of Portfolio Investments.

129 / Semi-Annual Report September 2017

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 84.30%
ASSET-BACKED SECURITIES — 1.24%**
Nelnet Student Loan Trust, Series 2012-5A, Class A
(LIBOR USD 1-Month plus 0.60%)
1.84%	10/27/36	[2,3]	$144,967	$144,143
SLM Student Loan Trust I, Series 2003-10A, Class A3
(LIBOR USD 3-Month plus 0.55%)
1.79%	12/15/27	[2,3]	581,518	581,569
SLM Student Loan Trust, Series 2007-6, Class A4
(LIBOR USD 3-Month plus 0.38%)
1.69%	10/25/24	[2]	588,580	589,405
SLM Student Loan Trust, Series 2013-4, Class A
(LIBOR USD 1-Month plus 0.55%)
1.79%	06/25/43	[2]	197,327	198,880
SLM Student Loan Trust, Series 2014-1, Class A2
(LIBOR USD 1-Month plus 0.38%)
1.62%	07/26/21	[2]	92,257	92,290

Total Asset-Backed Securities
(Cost $1,603,423)				1,606,287

CORPORATES — 22.71%*
Banking — 2.53%
Bank of America Corp. (MTN)
5.65%	05/01/18		850,000	869,180
6.88%	04/25/18		450,000	462,932
Discover Bank
2.00%	02/21/18		375,000	375,653
2.60%	11/13/18		250,000	251,798
Wachovia Corp. (MTN)
5.75%	02/01/18		1,300,000	1,318,189

				3,277,752

Communications — 0.65%
AT&T, Inc.
5.50%	02/01/18		825,000	835,543

Consumer Discretionary — 1.38%
Altria Group, Inc.
9.70%	11/10/18		325,000	352,998
Anheuser-Busch North American Holding Corp.
2.20%	08/01/18	[3]	500,000	502,373
BAT International Finance PLC
(United Kingdom)
1.85%	06/15/18	[3,4]	600,000	600,271
Beam Suntory, Inc.
1.75%	06/15/18		325,000	325,881

				1,781,523

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric — 1.38%
Cleveland Electric Illuminating Co., Series D (The)
7.88%	11/01/17		$400,000	$401,782
Entergy Gulf States Louisiana LLC
6.00%	05/01/18		200,000	204,850
Interstate Power & Light Co.
5.88%	09/15/18		350,000	362,607
Progress Energy, Inc.
7.05%	03/15/19		425,000	455,608
Vectren Utility Holdings, Inc.
5.75%	08/01/18		350,000	361,044

				1,785,891

Energy — 0.62%
ONE Gas, Inc.
2.07%	02/01/19		400,000	400,653
Phillips 66
(LIBOR USD 3-Month plus 0.65%)
1.95%	04/15/19	[2,3]	400,000	400,536

				801,189

Finance — 6.05%
Air Lease Corp.
2.63%	09/04/18		400,000	403,271
American Express Co.
7.00%	03/19/18		500,000	512,682
Bear Stearns Cos. LLC (The)
7.25%	02/01/18		1,400,000	1,426,151
Citigroup, Inc.
1.80%	02/05/18		350,000	350,032
2.05%	12/07/18		550,000	551,091
6.13%	11/21/17		365,000	367,273
Ford Motor Credit Co. LLC
1.72%	12/06/17		400,000	400,056
2.55%	10/05/18		150,000	151,006
Goldman Sachs Group, Inc. (The)
5.95%	01/18/18		675,000	683,608
6.15%	04/01/18		650,000	664,284
International Lease Finance Corp.
7.13%	09/01/18	[3]	350,000	366,662
Morgan Stanley (GMTN)
6.63%	04/01/18		800,000	819,652
7.30%	05/13/19		350,000	379,016
Protective Life Global Funding
(LIBOR USD 3-Month plus 0.55%)
1.87%	06/08/18	[2,3]	750,000	752,162

				7,826,946

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 130

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September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Food — 0.27%
Kraft Heinz Foods Co.
(LIBOR USD 3-Month plus 0.42%)
1.73%	08/09/19	[2]	$350,000	$350,601

Health Care — 1.99%
Actavis Funding SCS (Luxembourg)
2.35%	03/12/18	[4]	600,000	601,814
Anthem, Inc.
1.88%	01/15/18		700,000	700,475
Bayer U.S. Finance LLC
1.50%	10/06/17	[3]	350,000	350,000
Fresenius Medical Care U.S. Finance II, Inc.
5.63%	07/31/19	[3]	250,000	265,353
6.50%	09/15/18	[3]	250,000	260,681
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)
1.40%	07/20/18	[4]	400,000	397,251

				2,575,574

Industrials — 1.48%
Metropolitan Life Global Funding I
1.35%	09/14/18	[3]	575,000	573,183
United Technologies Corp. (STEP)
1.78%	05/04/18		850,000	850,529
WestRock RKT Co.
4.45%	03/01/19		475,000	490,529

				1,914,241

Information Technology — 0.65%
Apple, Inc.
1.70%	02/22/19		435,000	436,195
QUALCOMM, Inc.
1.85%	05/20/19		400,000	401,236

				837,431

Insurance — 0.39%
New York Life Global Funding
1.55%	11/02/18	[3]	500,000	498,952

Real Estate Investment Trust (REIT) — 4.58%
Boston Properties LP
3.70%	11/15/18		750,000	761,882
DDR Corp. (MTN)
7.50%	07/15/18		400,000	416,037
HCP, Inc.
3.75%	02/01/19		700,000	714,071
National Retail Properties, Inc.
6.88%	10/15/17		650,000	651,140
Prologis LP
4.00%	01/15/18		600,000	600,575

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Realty Income Corp.
2.00%	01/31/18		$650,000	$650,591
UDR, Inc. (MTN)
4.25%	06/01/18		500,000	507,914
Ventas Realty LP/Ventas Capital Corp.
2.00%	02/15/18		865,000	865,851
Welltower, Inc.
2.25%	03/15/18		750,000	752,160

				5,920,221

Services — 0.55%
Republic Services, Inc.
3.80%	05/15/18		705,000	714,294

Transportation — 0.19%
Continental Airlines Pass-Through Trust, Series 2000-1, Class A1
8.05%	11/01/20		226,504	250,015

Total Corporates
(Cost $29,357,064)				29,370,173

MORTGAGE-BACKED — 39.92%**

Non-Agency Commercial Mortgage-Backed — 1.35%
Commercial Mortgage Trust, Series 2013-LC13, Class A2
3.01%	08/10/46		700,000	707,551
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3S
5.24%	05/15/47	[3]	75,978	75,611
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A3
4.39%	02/15/46	[3]	907,273	915,462
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A1A
6.01%	06/12/50	[5]	44,799	44,897

				1,743,521

Non-Agency Mortgage-Backed — 3.20%
Aames Mortgage Investment Trust, Series 2002-1, Class A3 (STEP)
5.59%	06/25/32		27,358	27,519
Adjustable Rate Mortgage Trust, Series 2005-1, Class 1A1
3.55%	05/25/35	[5]	268,294	263,674
Banc of America Funding Trust, Series 2003-2, Class 1A1
6.50%	06/25/32		7,050	7,478

See accompanying notes to Schedule of Portfolio Investments.

131 / Semi-Annual Report September 2017

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Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
BCAP LLC Trust, Series 2007-AA1, Class 1A2
(LIBOR USD 1-Month plus 0.16%)
1.40%	02/25/47	[2]	$21,824	$21,977
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
3.38%	02/25/34	[5]	64,598	64,042
Countrywide Alternative Loan Trust, Series 2004-J6, Class 2A1
6.50%	11/25/31		101,911	107,021
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-AR31, Class 4A2
3.36%	11/25/32	[5]	87,029	86,513
DSLA Mortgage Loan Trust, Series 2004-AR3, Class 2A2A
(LIBOR USD 1-Month plus 0.37%)
1.61%	07/19/44	[2]	215,043	214,772
Fremont Home Loan Trust, Series 2005-C, Class M1
(LIBOR USD 1-Month plus 0.48%)
1.72%	07/25/35	[2]	102,327	102,784
GE Mortgage Services LLC, Series 1998-HE1, Class A7
6.47%	06/25/28		13	13
HSBC Home Equity Loan Trust, Series 2007-3, Class APT
(LIBOR USD 1-Month plus 1.20%)
2.44%	11/20/36	[2]	23,407	23,440
IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class A1
(LIBOR USD 1-Month plus 0.78%)
2.02%	12/25/34	[2]	538,531	499,329
IndyMac Index Mortgage Loan Trust, Series 2004-AR6, Class 6A1
3.74%	10/25/34	[5]	220,720	219,116
IndyMac Manufactured Housing Contract, Series 1998-2, Class A4
6.64%	08/25/29	[5]	11,388	11,477
JPMorgan Mortgage Acquisition Trust, Series 2005-FLD1, Class M3
(LIBOR USD 1-Month plus 0.78%)
2.02%	07/25/35	[2]	279,608	280,977
JPMorgan Mortgage Trust, Series 2005-A2, Class 9A1
3.49%	04/25/35	[5]	198,698	202,342
MASTR Adjustable Rate Mortgages Trust, Series 2004-1, Class 2A1
3.75%	01/25/34	[5]	12,530	12,720
MASTR Adjustable Rate Mortgages Trust, Series 2004-12, Class 5A1
3.66%	10/25/34	[5]	346,615	338,395

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Adjustable Rate Mortgages Trust, Series 2004-5, Class 3A1
1.63%	06/25/34	[5]	$6,027	$5,190
MASTR Adjustable Rate Mortgages Trust, Series 2007-2, Class A2[6]
0.00%	03/25/47	7,8,†	4,000,000	—
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
3.43%	10/25/32	[5]	52,828	53,526
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2006-FF10, Class A4
(LIBOR USD 1-Month plus 0.15%)
1.39%	07/25/36	[2]	411,674	411,073
Merrill Lynch Mortgage Investors, Inc., Series 2003-A1, Class 2A
(LIBOR USD 12-Month plus 1.63%)
3.34%	12/25/32	[2]	180,401	180,508
Morgan Stanley Capital I Trust, Series 2006-NC1, Class A4
(LIBOR USD 1-Month plus 0.30%)
1.54%	12/25/35	[2]	399,847	400,843
Residential Asset Mortgage Products Trust, Series 2004-SL1, Class A2
8.50%	11/25/31		34,570	9,679
Residential Asset Mortgage Products Trust, Series 2004-SL1, Class A8
6.50%	11/25/31		55,001	58,282
Residential Asset Securities Trust, Series 2004-IP2, Class 2A1
3.43%	12/25/34	[5]	140,608	141,502
Terwin Mortgage Trust, Series 2004-13AL, Class 2PX (IO)
0.34%	08/25/34	[3,7,9]	2,499,912	34,393
WaMu Mortgage Pass-Through Certificates, Series 2002-AR6, Class A
(Federal Reserve US 12-Month Cumulative Average plus 1.40%)
2.29%	06/25/42	[2]	46,871	45,428
WaMu Mortgage Pass-Through Certificates, Series 2003-AR6, Class A1
3.23%	06/25/33	[5]	108,237	109,215
WaMu Mortgage Pass-Through Certificates, Series 2005-4, Class CB13
(LIBOR USD 1-Month plus 0.50%)
1.74%	06/25/35	[2]	236,164	201,966

				4,135,194

U.S. Agency Commercial Mortgage-Backed — 7.09%
Fannie Mae Multifamily REMIC Trust, Series 2015-M12, Class FA

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 132

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Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
(LIBOR USD 1-Month plus 0.34%)
1.58%	04/25/20	[2]	$468,962	$468,576
Fannie Mae-Aces, Series 2013-M13, Class FA
(LIBOR USD 1-Month plus 0.35%)
1.59%	05/25/18	[2]	467,931	468,324
Fannie Mae-Aces, Series 2013-M4, Class ASQ2
1.45%	02/25/18		241,740	241,441
Fannie Mae-Aces, Series 2014-M12, Class FA
(LIBOR USD 1-Month plus 0.30%)
1.58%	10/25/21	[2]	141,178	141,430
Fannie Mae-Aces, Series 2017-M11, Class FA
(LIBOR USD 1-Month plus 0.47%)
1.70%	09/25/24	[2]	595,000	595,221
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF34, Class A
(LIBOR USD 1-Month plus 0.36%)
1.59%	08/25/24	[2]	265,000	265,657
Freddie Mac Multifamily Structured Pass-Through Certificates, Series J15F, Class A1
2.36%	07/25/20		649,171	654,349
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K005, Class A2
4.32%	11/25/19		795,000	830,681
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K006, Class A1
3.40%	07/25/19		374,504	380,879
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K010, Class A1
3.32%	07/25/20		115,523	116,989
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K717, Class A1
2.34%	02/25/21		656,174	661,274
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF05, Class A
(LIBOR USD 1-Month plus 0.35%)
1.58%	09/25/21	[2]	330,989	331,337
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KGRP, Class A
(LIBOR USD 1-Month plus 0.38%)
1.61%	04/25/20	[2]	674,776	675,784

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS02, Class A
(LIBOR USD 1-Month plus 0.38%)
1.61%	08/25/23	[2]	$673,462	$675,143
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS03, Class A4
4.19%	08/25/19		855,000	888,276
Freddie Mac Multifamily Structured Pass-Through Certificates, Series Q004, Class AFL
(Federal Reserve US 12-Month Cumulative Average plus 0.74%)
1.68%	10/25/21	[2]	600,000	601,879
FREMF Multifamily Aggregation Risk Transfer Trust, Series 2017-KT01, Class A
(LIBOR USD 1-Month plus 0.32%)
1.56%	02/25/20	[2]	700,000	701,045
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
(LIBOR USD 1-Month plus 0.53%)
1.76%	03/09/21	[2]	472,935	471,989

				9,170,274

U.S. Agency Mortgage-Backed — 28.28%
Fannie Mae Pool 111643
(US Treasury Yield Curve Rate T Note Constant Maturity 3 Year plus 1.57%)
2.66%	09/01/20	[2]	2,000	2,003
Fannie Mae Pool 254548
5.50%	12/01/32		168,213	188,025
Fannie Mae Pool 467572
3.80%	04/01/18		1,076,188	1,077,261
Fannie Mae Pool 468769
3.42%	09/01/18		1,077,187	1,088,505
Fannie Mae Pool 523829
8.00%	11/01/19		23,048	23,730
Fannie Mae Pool 555098
(LIBOR USD 12-Month plus 1.64%)
3.20%	11/01/32	[2]	22,884	24,275
Fannie Mae Pool 555424
5.50%	05/01/33		109,248	121,659
Fannie Mae Pool 567002
8.00%	05/01/23		31,568	34,460
Fannie Mae Pool 655133
7.00%	08/01/32		23,302	25,946
Fannie Mae Pool 655151
7.00%	08/01/32		15,522	16,437
Fannie Mae Pool 762525

See accompanying notes to Schedule of Portfolio Investments.

133 / Semi-Annual Report September 2017

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
6.50%	11/01/33		$28,471	$31,235
Fannie Mae Pool 770900
(LIBOR USD 12-Month plus 1.56%)
3.31%	04/01/34	[2]	240,274	249,512
Fannie Mae Pool 893489
(LIBOR USD 12-Month plus 1.62%)
3.37%	09/01/36	[2]	31,415	33,077
Fannie Mae Pool AD0538
6.00%	05/01/24		90,235	97,136
Fannie Mae Pool AE0443
6.50%	10/01/39		126,200	140,328
Fannie Mae Pool AL0851
6.00%	10/01/40		113,612	129,163
Fannie Mae Pool AM6261
(LIBOR USD 1-Month plus 0.22%)
1.45%	07/01/19	[2]	1,040,000	1,040,759
Fannie Mae Pool AM7028
(LIBOR USD 1-Month plus 0.24%)
1.47%	10/01/19	[2]	1,040,000	1,040,654
Fannie Mae REMICS, Series 1988-12, Class A
(Weighted Average Pool Accrual Rate * 2)
4.69%	02/25/18	[2]	66	66
Fannie Mae REMICS, Series 1993-80, Class S
(1.22 X LIBOR USD 1-Month plus 10.87%, 10.87% Cap)
9.37%	05/25/23	[2]	1,391	1,539
Fannie Mae REMICS, Series 2001-42, Class SB
(-16.00 X LIBOR USD 1-Month plus 128.00%, 8.50% Cap)
8.50%	09/25/31	[2]	1,910	2,318
Fannie Mae REMICS, Series 2001-60, Class OF
(LIBOR USD 1-Month plus 0.95%)
2.19%	10/25/31	[2]	154,354	157,594
Fannie Mae REMICS, Series 2002-30, Class FB
(LIBOR USD 1-Month plus 1.00%)
2.24%	08/25/31	[2]	198,314	201,907
Fannie Mae REMICS, Series 2003-117, Class XF
(LIBOR USD 1-Month plus 0.35%)
1.59%	08/25/33	[2]	57,768	57,773
Fannie Mae REMICS, Series 2003-124, Class TS
(-14.00 X LIBOR USD 1-Month plus 100.80%, 9.80% Cap)
9.80%	01/25/34	[2]	23,031	27,537
Fannie Mae REMICS, Series 2003-134, Class FC

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
(LIBOR USD 1-Month plus 0.60%)
1.84%	12/25/32	[2]	$630,265	$637,200
Fannie Mae REMICS, Series 2003-29, Class F
(LIBOR USD 1-Month plus 0.50%)
1.74%	12/25/32	[2]	108,446	108,446
Fannie Mae REMICS, Series 2003-64, Class KS
(-1.29 X LIBOR USD 1-Month plus 9.64%, 9.64% Cap)
8.05%	07/25/18	[2]	11,318	11,005
Fannie Mae REMICS, Series 2004-38, Class FT
(LIBOR USD 1-Month plus 0.43%)
1.67%	10/25/33	[2]	220,590	221,041
Fannie Mae REMICS, Series 2004-60, Class FW
(LIBOR USD 1-Month plus 0.45%)
1.69%	04/25/34	[2]	609,856	611,834
Fannie Mae REMICS, Series 2004-79, Class F
(LIBOR USD 1-Month plus 0.30%)
1.54%	08/25/32	[2]	113,164	113,202
Fannie Mae REMICS, Series 2004-96, Class MT
(-17.50 X LIBOR USD 1-Month plus 125.13%, 7.00% Cap)
7.00%	12/25/34	[2]	10,049	10,977
Fannie Mae REMICS, Series 2005-114, Class PF
(LIBOR USD 1-Month plus 0.38%)
1.61%	08/25/35	[2]	903,387	904,516
Fannie Mae REMICS, Series 2005-57, Class EG
(LIBOR USD 1-Month plus 0.30%)
1.54%	03/25/35	[2]	220,832	220,815
Fannie Mae REMICS, Series 2006-56, Class FD
(LIBOR USD 1-Month plus 0.25%)
1.49%	07/25/36	[2]	180,279	180,262
Fannie Mae REMICS, Series 2006-84, Class WF
(LIBOR USD 1-Month plus 0.30%)
1.54%	02/25/36	[2]	143,734	143,786
Fannie Mae REMICS, Series 2007-68, Class SC (IO)
(-1.00 X LIBOR USD 1-Month plus 6.70%, 6.70% Cap)
5.46%	07/25/37	[2]	183,284	32,114
Fannie Mae REMICS, Series 2008-47, Class PF
(LIBOR USD 1-Month plus 0.50%)
1.74%	06/25/38	[2]	49,613	49,684

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 134

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Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2009-111, Class DA
5.00%	12/25/39		$55,310	$58,041
Fannie Mae REMICS, Series 2009-33, Class FB
(LIBOR USD 1-Month plus 0.82%)
2.06%	03/25/37	[2]	201,261	205,316
Fannie Mae REMICS, Series 2010-109, Class PF
(LIBOR USD 1-Month plus 0.40%)
1.64%	10/25/40	[2]	113,913	114,436
Fannie Mae REMICS, Series 2010-119, Class FK
(LIBOR USD 1-Month plus 0.50%)
1.74%	04/25/40	[2]	20,650	20,656
Fannie Mae REMICS, Series 2010-26, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.23%, 6.23% Cap)
4.99%	11/25/36	[2]	622,924	104,554
Fannie Mae REMICS, Series 2010-35, Class FL
(LIBOR USD 1-Month plus 0.45%)
1.69%	07/25/38	[2]	246,330	246,570
Fannie Mae REMICS, Series 2011-124, Class DF
(LIBOR USD 1-Month plus 0.45%)
1.69%	08/25/40	[2]	694,524	697,408
Fannie Mae REMICS, Series 2011-71, Class FB
(LIBOR USD 1-Month plus 0.50%)
1.74%	05/25/37	[2]	268,202	269,141
Fannie Mae REMICS, Series 2011-8, Class PF
(LIBOR USD 1-Month plus 0.50%)
1.74%	01/25/40	[2]	178,150	178,828
Fannie Mae REMICS, Series 2012-19, Class FP
(LIBOR USD 1-Month plus 0.50%)
1.74%	12/25/39	[2]	891,727	907,747
Fannie Mae REMICS, Series 2012-33, Class F
(LIBOR USD 1-Month plus 0.52%)
1.76%	04/25/42	[2]	835,996	841,038
Fannie Mae REMICS, Series 2013-75, Class FC
(LIBOR USD 1-Month plus 0.25%)
1.49%	07/25/42	[2]	839,181	837,363
Fannie Mae REMICS. Series 2004-92, Class FD
(LIBOR USD 1-Month plus 0.35%)
1.59%	05/25/34	[2]	815,426	817,093

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool C90237
6.50%	11/01/18		$5,844	$5,952
Freddie Mac Gold Pool C90474
7.00%	08/01/21		22,485	23,648
Freddie Mac Gold Pool D93410
6.50%	04/01/19		7,315	7,480
Freddie Mac Gold Pool G13107
5.50%	07/01/20		42,813	43,094
Freddie Mac Non Gold Pool 775554
(Cost of Funds for the 11th District of San Francisco plus 1.65%)
2.27%	10/01/18	[2]	144	144
Freddie Mac REMICS, Series 1526, Class L
6.50%	06/15/23		3,225	3,491
Freddie Mac REMICS, Series 2368, Class AF
(LIBOR USD 1-Month plus 0.95%)
2.18%	10/15/31	[2]	79,457	80,695
Freddie Mac REMICS, Series 2642, Class BW (IO)
5.00%	06/15/23		1,947	84
Freddie Mac REMICS, Series 2733, Class FB
(LIBOR USD 1-Month plus 0.60%)
1.83%	10/15/33	[2]	882,404	892,199
Freddie Mac REMICS, Series 2763, Class FC
(LIBOR USD 1-Month plus 0.35%)
1.58%	04/15/32	[2]	472,626	473,198
Freddie Mac REMICS, Series 2945, Class LD
4.00%	02/15/35		12,593	12,730
Freddie Mac REMICS, Series 2990, Class DE
(LIBOR USD 1-Month plus 0.38%)
1.61%	11/15/34	[2]	666,819	669,582
Freddie Mac REMICS, Series 2990, Class LE
(LIBOR USD 1-Month plus 0.32%)
1.55%	10/15/34	[2]	506,657	507,444
Freddie Mac REMICS, Series 3066, Class PF
(LIBOR USD 1-Month plus 0.30%)
1.53%	04/15/35	[2]	962,589	963,778
Freddie Mac REMICS, Series 3085, Class FW
(LIBOR USD 1-Month plus 0.70%)
1.93%	08/15/35	[2]	707,558	719,409
Freddie Mac REMICS, Series 3139, Class FL

See accompanying notes to Schedule of Portfolio Investments.

135 / Semi-Annual Report September 2017

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
(LIBOR USD 1-Month plus 0.30%)
1.53%	01/15/36	[2]	$905,418	$905,808
Freddie Mac REMICS, Series 3172, Class FK
(LIBOR USD 1-Month plus 0.45%)
1.68%	08/15/33	[2]	404,751	405,317
Freddie Mac REMICS, Series 3196, Class FA
(LIBOR USD 1-Month plus 0.35%)
1.58%	04/15/32	[2]	732,227	732,931
Freddie Mac REMICS, Series 3300, Class FA
(LIBOR USD 1-Month plus 0.30%)
1.53%	08/15/35	[2]	658,499	658,033
Freddie Mac REMICS, Series 3325, Class NF
(LIBOR USD 1-Month plus 0.30%)
1.53%	08/15/35	[2]	132,283	132,189
Freddie Mac REMICS, Series 3346, Class FA
(LIBOR USD 1-Month plus 0.23%)
1.46%	02/15/19	[2]	38,617	38,641
Freddie Mac REMICS, Series 3652, Class PF
(LIBOR USD 1-Month plus 0.75%)
1.98%	07/15/32	[2]	63,204	63,561
Freddie Mac REMICS, Series 3767, Class JF
(LIBOR USD 1-Month plus 0.30%)
1.53%	02/15/39	[2]	668,531	669,257
Freddie Mac REMICS, Series 3780, Class LF
(LIBOR USD 1-Month plus 0.40%)
1.63%	03/15/29	[2]	224,064	224,132
Freddie Mac REMICS, Series 3792, Class DF
(LIBOR USD 1-Month plus 0.40%)
1.63%	11/15/40	[2]	470,985	471,722
Freddie Mac REMICS, Series 3806, Class DF
(LIBOR USD 1-Month plus 0.40%)
1.63%	08/15/25	[2]	276,177	277,690
Freddie Mac REMICS, Series 3828, Class TF
(LIBOR USD 1-Month plus 0.40%)
1.63%	04/15/29	[2]	144,768	145,030
Freddie Mac REMICS, Series 3831, Class PV
5.00%	05/15/25		277,598	279,252
Freddie Mac REMICS, Series 3845, Class FQ

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
(LIBOR USD 1-Month plus 0.25%)
1.48%	02/15/26	[2]	$461,069	$461,733
Freddie Mac REMICS, Series 3895, Class BF
(LIBOR USD 1-Month plus 0.50%)
1.73%	07/15/41	[2]	415,156	418,769
Freddie Mac REMICS, Series 3940, Class PF
(LIBOR USD 1-Month plus 0.35%)
1.58%	05/15/40	[2]	1,073,203	1,075,155
Freddie Mac REMICS, Series 3946, Class FG
(LIBOR USD 1-Month plus 0.35%)
1.58%	10/15/39	[2]	562,494	563,526
Freddie Mac REMICS, Series 4109, Class KF
(LIBOR USD 1-Month plus 0.40%)
1.63%	05/15/32	[2]	244,356	244,727
Freddie Mac Strips, Series 263, Class F5
(LIBOR USD 1-Month plus 0.50%)
1.73%	06/15/42	[2]	617,505	622,693
Ginnie Mae II Pool 80546
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
2.25%	10/20/31	[2]	14,618	15,219
Ginnie Mae II Pool 80610
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
2.63%	06/20/32	[2]	158,226	164,733
Ginnie Mae II Pool 80614
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
2.13%	07/20/32	[2]	21,362	22,222
Ginnie Mae II Pool 80687
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
2.63%	04/20/33	[2]	129,761	135,251
Ginnie Mae II Pool 8339
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
2.25%	12/20/23	[2]	22,190	22,774
Ginnie Mae II Pool 8684
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
2.13%	08/20/25	[2]	33,413	34,492
Ginnie Mae II Pool MA0331
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
2.50%	08/20/42	[2]	239,677	248,860
Ginnie Mae, Series 2001-22, Class FK

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 136

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
(LIBOR USD 1-Month plus 0.35%)
1.58%	05/16/31	[2]	$943,522	$945,713
Ginnie Mae, Series 2001-51, Class FA
(LIBOR USD 1-Month plus 0.50%)
1.73%	10/16/31	[2]	835,135	838,048
Ginnie Mae, Series 2002-16, Class FV
(LIBOR USD 1-Month plus 0.40%)
1.63%	02/16/32	[2]	1,036,131	1,040,291
Ginnie Mae, Series 2002-20, Class FC
(LIBOR USD 1-Month plus 0.30%)
1.53%	03/16/32	[2]	263,779	264,040
Ginnie Mae, Series 2002-72, Class FB
(LIBOR USD 1-Month plus 0.40%)
1.64%	10/20/32	[2]	218,966	219,410
Ginnie Mae, Series 2002-72, Class FC
(LIBOR USD 1-Month plus 0.40%)
1.64%	10/20/32	[2]	208,838	209,262
Ginnie Mae, Series 2003-42, Class FA
(LIBOR USD 1-Month plus 0.40%)
1.63%	07/16/31	[2]	1,012,779	1,018,044
Ginnie Mae, Series 2004-2, Class FW
(LIBOR USD 1-Month plus 1.40%)
2.64%	01/16/34	[2]	488,588	508,994
Ginnie Mae, Series 2009-66, Class UF
(LIBOR USD 1-Month plus 1.00%)
2.23%	08/16/39	[2]	211,085	215,991
Ginnie Mae, Series 2009-92, Class FC
(LIBOR USD 1-Month plus 0.80%)
2.03%	10/16/39	[2]	216,213	219,483
Ginnie Mae, Series 2010-108, Class PF
(LIBOR USD 1-Month plus 0.40%)
1.64%	02/20/38	[2]	108,463	108,529
Ginnie Mae, Series 2011-70, Class IL (IO)
(-1.00 X LIBOR USD 1-Month plus 7.10%, 0.60% Cap)
0.60%	06/16/37	[2]	2,899,773	59,403
Ginnie Mae, Series 2012-10, Class FP
(LIBOR USD 1-Month plus 0.30%)
1.54%	01/20/41	[2]	211,873	212,151
Ginnie Mae, Series 2012-13, Class KF
(LIBOR USD 1-Month plus 0.30%)
1.54%	07/20/38	[2]	504,595	506,120
NCUA Guaranteed Notes, Series 2010-R1, Class A1
(LIBOR USD 1-Month plus 0.45%)
1.68%	10/07/20	[2]	674,780	676,743
NCUA Guaranteed Notes, Series 2010-R2, Class 1A

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
(LIBOR USD 1-Month plus 0.37%)
1.60%	11/06/17	[2]	$743,671	$743,685
NCUA Guaranteed Notes, Series 2010-R3, Class 1A
(LIBOR USD 1-Month plus 0.56%)
1.79%	12/08/20	[2]	699,226	700,879
NCUA Guaranteed Notes, Series 2011-R3, Class 1A
(LIBOR USD 1-Month plus 0.40%)
1.64%	03/11/20	[2]	303,425	303,492
NCUA Guaranteed Notes, Series 2011-R4, Class 1A
(LIBOR USD 1-Month plus 0.38%)
1.61%	03/06/20	[2]	6,777	6,777

				36,589,672

Total Mortgage-Backed
(Cost $51,554,561)				51,638,661

U.S. TREASURY SECURITIES — 20.43%
U.S. Treasury Notes — 20.43%
U.S. Treasury Notes
1.25%	08/31/19		720,000	717,019
1.32%	01/31/18	[2]	2,900,000	2,903,008
1.38%	07/31/19		15,700,000	15,676,695
1.38%	09/30/19		5,440,000	5,429,349
1.50%	06/15/20		1,705,000	1,701,470

Total U.S. Treasury Securities
(Cost $26,444,874)				26,427,541

Total Bonds – 84.30%
(Cost $108,959,922)				109,042,662

See accompanying notes to Schedule of Portfolio Investments.

137 / Semi-Annual Report September 2017

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount/ Share	Value
SHORT-TERM INVESTMENTS — 22.77%
Foreign Government Obligations — 3.78%
Japan Treasury Discount Bill, Series 703 (Japan)
0.00%[10]	11/20/17	[4]	$90,000,000	$799,676
Japan Treasury Discount Bill, Series 711 (Japan)
0.00%[10]	01/10/18	[4]	460,000,000	4,088,015

				4,887,691

Money Market Funds — 5.77%
Dreyfus Government Cash Management Fund
0.92%[11]			6,281,000	6,281,000
Morgan Stanley Institutional Liquidity Funds-Government Portfolio
0.90%[11]			1,180,000	1,180,000

				7,461,000

U.S. Treasury Bills — 13.22%
U.S. Treasury Bills
0.95%[10]	01/18/18		1,400,000	1,395,779
0.99%[10]	02/01/18		3,900,000	3,885,990
1.02%[10]	02/08/18		4,564,000	4,546,419
1.03%[10]	01/25/18		7,300,000	7,275,748

				17,103,936

Total Short-Term Investments
(Cost $29,475,513)				29,452,627

Total Investments – 107.07%
(Cost $138,435,435)[1]				138,495,289

Liabilities in Excess of Other Assets – (7.07)%				(9,141,575)

Net Assets – 100.00%				$129,353,714

Notes:

[1]	Cost for federal income tax purposes is $138,437,855 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$405,574
Gross unrealized (depreciation)	(324,714)

Net unrealized appreciation	$80,860

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2017.

[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[6]	Non-income producing security.
[7]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[8]	Security is currently in default with regard to scheduled interest or principal payments.

[9]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $34,393, which is 0.03% of total net assets.

[10]	Represents annualized yield at date of purchase.

[11]	Represents the current yield as of September 30, 2017.

†	Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(GMTN): Global medium-term note

(IO): Interest only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(STEP): Step coupon bond

(USD): U.S. dollar

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 138

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 830,029	JPY 90,000,000	Bank of America N.A.	11/20/17	$28,573

USD 4,101,174	JPY 460,000,000	Goldman Sachs International	01/10/18	(7,567)

NET UNREALIZED APPRECIATION				$21,006

See accompanying notes to Schedule of Portfolio Investments.

139 / Semi-Annual Report September 2017

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
BONDS – 89.15%
ASSET-BACKED SECURITIES — 14.00%**
321 Henderson Receivables VI LLC Series 2010-1A, Class B
9.31%	07/15/61[2]	$458,189	$539,083
Access Group, Inc., Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.70%)
1.94%	07/25/56[2,3]	5,609,911	5,623,520
AIMCO CLO, Series 2014-AA, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.10%)
2.41%	07/20/26[2,3,4]	2,900,000	2,900,557
American Money Management Corp. CLO, Series 2015-17A, Class A1 (Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
2.92%	11/15/27[2,3,4]	5,175,000	5,184,711
ARES XXIX CLO Ltd., Series 2014-1A, Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.19%)
2.49%	04/17/26[2,3,4]	8,675,000	8,702,344
Babson CLO, Inc., Series 2004-3A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.32%)
2.62%	01/15/26[2,3,4]	6,400,000	6,457,907
Babson CLO, Inc., Series 2044-1A, Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
2.46%	07/20/25[2,3,4]	7,165,000	7,191,847
Ballyrock CLO LLC, Series 2014-1A, Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
2.46%	10/20/26[2,3,4]	7,995,000	8,004,770
Bayview Commercial Asset Trust, Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.37%)
1.61%	01/25/35[2,3]	911,352	881,711
Bayview Commercial Asset Trust, Series 2005-1A, Class A1
(LIBOR USD 1-Month plus 0.30%)
1.54%	04/25/35[2,3]	1,582,999	1,540,866
Bayview Commercial Asset Trust, Series 2006-4A, Class A1
(LIBOR USD 1-Month plus 0.23%)
1.46%	12/25/36[2,3]	1,272,785	1,207,082
BlueMountain CLO Ltd., Series 2015-1A, Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.33%)
2.63%	04/13/27[2,3,4]	6,250,000	6,298,400
Brazos Higher Education Authority, Inc., Series 2005-3, Class A16
(LIBOR USD 3-Month plus 0.20%)
1.53%	06/25/26[3]	113,830	112,456

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Brazos Higher Education Authority, Inc., Series 2006-2, Class A9
(LIBOR USD 3-Month plus 0.01%)
1.34%	12/26/24[3]	$31,440	$31,340
Brazos Higher Education Authority, Inc., Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.80%)
2.12%	02/25/30[3]	82,992	83,455
Chase Issuance Trust, Series 2012-A10, Class A10
(LIBOR USD 1-Month plus 0.26%)
1.49%	12/16/19[3]	6,010,000	6,012,204
CIT Education Loan Trust, Series 2007-1, Class A
(LIBOR USD 3-Month plus 0.09%)
1.42%	03/25/42[2,3]	3,420,476	3,218,897
CIT Education Loan Trust, Series 2007-1, Class B
(LIBOR USD 3-Month plus 0.30%)
1.63%	06/25/42[2,3]	3,057,341	2,745,628
Citibank Credit Card Issuance Trust, Series 2008-A2, Class A2
(LIBOR USD 1-Month plus 1.15%)
2.39%	01/23/20[3]	5,980,000	6,004,792
Dryden 41 Senior Loan Fund, Series 2015-41A, Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.50%)
2.80%	01/15/28[2,3,4]	6,750,000	6,778,546
Dryden XXII Senior Loan Fund, Series 2013-30A, Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
2.57%	11/15/25[2,3,4]	7,500,000	7,529,376
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR (Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
0.00%	10/15/272,3,4,†	9,500,000	9,499,993
Eaton Vance CLO Ltd., Series 2014-1A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.20%)
2.50%	07/15/26[2,3,4]	8,000,000	8,009,784
Edsouth Indenture No. 3 LLC, Series 2012-2, Class A
(LIBOR USD 1-Month plus 0.73%)
1.97%	04/25/39[2,3]	212,766	212,812
Education Loan Asset-Backed Trust, Series 2013-1, Class A2
(LIBOR USD 1-Month plus 0.80%)
2.04%	04/26/32[2,3]	3,465,000	3,414,271
Educational Funding of the South, Inc., Series 2012-1, Class A
(LIBOR USD 1-Month plus 1.05%)
2.29%	03/25/36[3]	115,726	116,433

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 140

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
EFS Volunteer No. 2 LLC, Series 2012-1, Class A2
(LIBOR USD 1-Month plus 1.35%)
2.59%	03/25/36[2,3]	$6,400,000	$6,499,838
Flagship CLO VIII Ltd., Series 2014-8A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
2.55%	01/16/26[2,3,4]	7,945,000	7,977,725
GCO Education Loan Funding Trust, Series 2006-2AR, Class A1RN
(LIBOR USD 1-Month plus 0.65%)
1.89%	08/27/46[2,3]	2,869,036	2,786,213
GE Business Loan Trust, Series 2005-1A, Class A3
(LIBOR USD 1-Month plus 0.25%)
1.48%	06/15/33[2,3]	2,503,616	2,455,155
GE Business Loan Trust, Series 2005-2A, Class A
(LIBOR USD 1-Month plus 0.24%)
1.47%	11/15/33[2,3]	4,951,109	4,859,049
Global SC Finance II SRL, Series 2014-1A, Class A2 (Barbados)
3.09%	07/17/29[2,4]	1,735,667	1,702,948
Goal Capital Funding Trust, Series 2006-1, Class B
(LIBOR USD 3-Month plus 0.45%)
1.77%	08/25/42[3]	551,147	509,965
Higher Education Funding, Series 2014-1, Class A
(LIBOR USD 3-Month plus 1.05%)
2.37%	05/25/34[2,3]	1,686,424	1,681,496
J.G. Wentworth XXXVIII LLC, Series 2017-1A, Class A
3.99%	08/16/60[2]	3,981,026	4,091,366
Limerock CLO III Ltd., Series 2014-3A, Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.20%)
2.51%	10/20/26[2,3,4]	8,000,000	8,011,704
Magnetite XI CLO Ltd., Series 2014-9A, Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.00%)
2.31%	07/25/26[2,3,4]	2,000,000	2,002,032
Mill Creek II CLO Ltd., Series 2016-1A, Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.75%)
3.06%	04/20/28[2,3,4]	5,750,000	5,843,391
National Collegiate Student Loan Trust, Series 2004-2, Class A4
(LIBOR USD 1-Month plus 0.31%)
1.55%	11/27/28[3]	68,456	68,450
Navient Student Loan Trust, Series 2014-1, Class A4
(LIBOR USD 1-Month plus 0.75%)

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
1.99%	02/25/39[3]	$3,840,000	$3,740,958
Navient Student Loan Trust, Series 2014-8, Class A3
(LIBOR USD 1-Month plus 0.60%)
1.84%	05/27/49[3]	6,120,000	6,100,442
Navient Student Loan Trust, Series 2015-1, Class A2
(LIBOR USD 1-Month plus 0.60%)
1.84%	04/25/40[3]	9,370,000	9,346,719
Navient Student Loan Trust, Series 2015-1, Class B
(LIBOR USD 1-Month plus 1.50%)
2.74%	07/25/52[3]	5,000,000	5,012,997
Navient Student Loan Trust, Series 2015-2, Class A1
(LIBOR USD 1-Month plus 0.28%)
1.52%	11/25/24[3]	440,315	440,368
Navient Student Loan Trust, Series 2016-2, Class A3
(LIBOR USD 1-Month plus 1.50%)
2.74%	06/25/65[2,3]	11,200,000	11,547,806
Navient Student Loan Trust, Series 2017-1A, Class A3
(LIBOR USD 1-Month plus 1.15%)
2.39%	07/26/66[2,3]	16,200,000	16,560,602
Navient Student Loan Trust, Series 2017-3A, Class A3
(LIBOR USD 1-Month plus 1.05%)
2.29%	07/26/66[2,3]	18,400,000	18,581,926
Nelnet Student Loan Trust, Series 2006-2, Class B
(LIBOR USD 3-Month plus 0.20%)
1.51%	01/25/38[3]	4,707,742	4,077,071
Nelnet Student Loan Trust, Series 2007-1, Class A3
(LIBOR USD 3-Month plus 0.07%)
1.39%	05/27/25[3]	2,700,000	2,670,257
Nelnet Student Loan Trust, Series 2012-5A, Class A
(LIBOR USD 1-Month plus 0.60%)
1.84%	10/27/36[2,3]	162,464	161,540
Nelnet Student Loan Trust, Series 2014-4A, Class A2
(LIBOR USD 1-Month plus 0.95%)
2.19%	11/25/48[2,3]	1,865,000	1,830,185
Nelnet Student Loan Trust, Series 2015-1A, Class A
(LIBOR USD 1-Month plus 0.59%)
1.83%	04/25/46[2,3]	6,631,592	6,634,207
Nelnet Student Loan Trust, Series 2015-3A, Class A3
(LIBOR USD 1-Month plus 0.90%)
2.14%	06/25/54[2,3]	11,000,000	10,841,042

See accompanying notes to Schedule of Portfolio Investments.

141 / Semi-Annual Report September 2017

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Nissan Auto Receivables Owner Trust, Series 2015-C, Class A2A
0.87%	11/15/18	$202,110	$202,077
Northstar Education Finance, Inc., Series 2007-1, Class A2
(1.00 X LIBOR USD 3-Month plus 0.75%)
2.06%	01/29/46[3]	135,000	130,599
PHEAA Student Loan Trust, Series 2013-3A, Class A
(LIBOR USD 1-Month plus 0.75%)
1.99%	11/25/42[2,3]	4,898,035	4,894,269
Scholar Funding Trust, Series 2011-A, Class A
(LIBOR USD 3-Month plus 0.90%)
2.21%	10/28/43[2,3]	137,719	137,533
Scholar Funding Trust, Series 2012-B, Class A2
(LIBOR USD 1-Month plus 1.10%)
2.33%	03/28/46[2,3]	144,447	144,563
SLC Student Loan Trust I, Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
2.66%	07/01/42[2,3]	200,000	158,716
SLC Student Loan Trust I, Series 2005-3, Class A4
(LIBOR USD 3-Month plus 0.15%)
1.47%	12/15/39[3]	13,800,000	13,230,168
SLC Student Loan Trust, Series 2004-1, Class B
(LIBOR USD 3-Month plus 0.29%)
1.61%	08/15/31[3]	713,473	652,777
SLC Student Loan Trust, Series 2005-2, Class A4
(LIBOR USD 3-Month plus 0.16%)
1.48%	12/15/39[3]	12,000,000	11,391,344
SLC Student Loan Trust, Series 2006-1, Class A6
(LIBOR USD 3-Month plus 0.16%)
1.48%	03/15/55[3]	13,120,000	12,289,692
SLC Student Loan Trust, Series 2006-1, Class B
(LIBOR USD 3-Month plus 0.21%)
1.53%	03/15/55[3]	2,813,155	2,554,711
SLC Student Loan Trust, Series 2006-2, Class B
(LIBOR USD 3-Month plus 0.23%)
1.55%	12/15/39[3]	815,913	721,152
SLC Student Loan Trust, Series 2007-1, Class A4
(LIBOR USD 3-Month plus 0.06%)
1.38%	05/15/29[3]	13,429,135	13,251,531

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLC Student Loan Trust, Series 2008-1, Class A4A
(LIBOR USD 3-Month plus 1.60%)
2.92%	12/15/32[3]	$4,563,180	$4,683,195
SLM Student Loan Trust I, Series 2003-10A, Class A3
(LIBOR USD 3-Month plus 0.55%)
1.79%	12/15/27[2,3]	13,987,857	13,989,088
SLM Student Loan Trust I, Series 2003-12, Class B
(LIBOR USD 3-Month plus 0.59%)
1.91%	03/15/38[3]	6,290,727	5,686,350
SLM Student Loan Trust I, Series 2014-2, Class A3
(LIBOR USD 1-Month plus 0.59%)
1.83%	03/25/55[3]	15,000,000	15,058,057
SLM Student Loan Trust, Series 2003-4, Class A5D
(LIBOR USD 3-Month plus 0.75%)
2.07%	03/15/33[2,3]	3,055,055	3,011,022
SLM Student Loan Trust, Series 2003-7, Class B
(LIBOR USD 3-Month plus 0.57%)
1.89%	09/15/39[3]	4,449,138	4,097,542
SLM Student Loan Trust, Series 2004-10, Class B
(LIBOR USD 3-Month plus 0.37%)
1.68%	01/25/40[3]	12,505,092	11,426,198
SLM Student Loan Trust, Series 2004-2, Class B
(LIBOR USD 3-Month plus 0.47%)
1.78%	07/25/39[3]	757,531	703,904
SLM Student Loan Trust, Series 2005-9, Class B
(LIBOR USD 3-Month plus 0.30%)
1.61%	01/25/41[3]	1,496,514	1,362,154
SLM Student Loan Trust, Series 2006-2, Class A6
(LIBOR USD 3-Month plus 0.17%)
1.48%	01/25/41[3]	16,800,000	16,252,550
SLM Student Loan Trust, Series 2006-8, Class A6
(LIBOR USD 3-Month plus 0.16%)
1.47%	01/25/41[3]	1,800,000	1,700,527
SLM Student Loan Trust, Series 2007-1, Class B
(LIBOR USD 3-Month plus 0.22%)
1.53%	01/27/42[3]	3,843,020	3,516,565
SLM Student Loan Trust, Series 2007-2, Class B
(LIBOR USD 3-Month plus 0.17%)
1.48%	07/25/25[3]	12,800,000	10,809,262

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 142

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Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2007-3, Class A4
(LIBOR USD 3-Month plus 0.06%)
1.37%	01/25/22[3]	$215,000	$207,723
SLM Student Loan Trust, Series 2007-3, Class B
(LIBOR USD 3-Month plus 0.15%)
1.46%	01/25/28[3]	12,800,000	10,809,333
SLM Student Loan Trust, Series 2007-6, Class A4
(LIBOR USD 3-Month plus 0.38%)
1.69%	10/25/24[3]	14,729,225	14,749,859
SLM Student Loan Trust, Series 2007-6, Class B
(LIBOR USD 3-Month plus 0.85%)
2.16%	04/27/43[3]	505,493	478,641
SLM Student Loan Trust, Series 2007-7, Class B
(LIBOR USD 3-Month plus 0.75%)
2.06%	10/27/70[3]	2,195,000	2,014,053
SLM Student Loan Trust, Series 2008-2, Class B
(LIBOR USD 3-Month plus 1.20%)
2.51%	01/25/83[3]	1,000,000	945,587
SLM Student Loan Trust, Series 2008-3, Class B
(LIBOR USD 3-Month plus 1.20%)
2.51%	04/26/83[3]	710,000	669,280
SLM Student Loan Trust, Series 2008-4, Class A4
(LIBOR USD 3-Month plus 1.65%)
2.96%	07/25/22[3]	1,806,613	1,855,963
SLM Student Loan Trust, Series 2008-4, Class B
(LIBOR USD 3-Month plus 1.85%)
3.16%	04/25/73[3]	710,000	695,285
SLM Student Loan Trust, Series 2008-5, Class A4
(LIBOR USD 3-Month plus 1.70%)
3.01%	07/25/23[3]	15,991,595	16,479,310
SLM Student Loan Trust, Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)
3.16%	07/25/73[3]	7,315,000	7,332,161
SLM Student Loan Trust, Series 2008-6, Class B
(LIBOR USD 3-Month plus 1.85%)
3.16%	07/26/83[3]	710,000	698,854
SLM Student Loan Trust, Series 2008-7, Class B
(LIBOR USD 3-Month plus 1.85%)
3.16%	07/26/83[3]	820,000	814,791

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-8, Class A4
(LIBOR USD 3-Month plus 1.50%)
2.81%	04/25/23[3]	$3,210,000	$3,289,302
SLM Student Loan Trust, Series 2008-8, Class B
(LIBOR USD 3-Month plus 2.25%)
3.56%	10/25/75[3]	735,000	738,176
SLM Student Loan Trust, Series 2008-9, Class A
(LIBOR USD 3-Month plus 1.50%)
2.81%	04/25/23[3]	5,555,370	5,691,064
SLM Student Loan Trust, Series 2008-9, Class B
(LIBOR USD 3-Month plus 2.25%)
3.56%	10/25/83[3]	7,235,000	7,344,564
SLM Student Loan Trust, Series 2009-3, Class A
(LIBOR USD 1-Month plus 0.75%)
1.99%	01/25/45[2,3]	10,731,715	10,661,016
SLM Student Loan Trust, Series 2011-1, Class A2
(LIBOR USD 1-Month plus 1.15%)
2.39%	10/25/34[3]	2,680,000	2,749,747
SLM Student Loan Trust, Series 2011-2, Class A2
(LIBOR USD 1-Month plus 1.20%)
2.44%	10/25/34[3]	4,035,000	4,182,276
SLM Student Loan Trust, Series 2012-1, Class A3
(LIBOR USD 1-Month plus 0.95%)
2.19%	09/25/28[3]	1,231,487	1,242,586
SLM Student Loan Trust, Series 2012-2, Class A
(LIBOR USD 1-Month plus 0.70%)
1.94%	01/25/29[3]	1,793,833	1,799,160
SLM Student Loan Trust, Series 2012-7, Class A3
(LIBOR USD 1-Month plus 0.65%)
1.89%	05/26/26[3]	4,400,000	4,360,738
SLM Student Loan Trust, Series 2012-7, Class B
(LIBOR USD 1-Month plus 1.80%)
3.04%	09/25/43[3]	2,200,000	2,137,484
SLM Student Loan Trust, Series 2013-4, Class A
(LIBOR USD 1-Month plus 0.55%)
1.79%	06/25/43[3]	1,765,561	1,779,455
SLM Student Loan Trust, Series 2013-6, Class A2
(LIBOR USD 1-Month plus 0.50%)
1.74%	02/25/21[3]	1,737	1,737

See accompanying notes to Schedule of Portfolio Investments.

143 / Semi-Annual Report September 2017

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2014-1, Class A2
(LIBOR USD 1-Month plus 0.38%)
1.62%	07/26/21[3]	$274,375	$274,472
SLM Student Loan Trust, Series 2014-1, Class A3
(LIBOR USD 1-Month plus 0.60%)
1.84%	02/26/29[3]	1,670,000	1,660,753
Structured Receivables Finance LLC, Series 2010-A, Class B
7.61%	01/16/462,†	2,019,467	2,262,412
Structured Receivables Finance LLC, Series 2010-B, Class B
7.97%	08/15/36[2]	1,349,650	1,593,410
Upland CLO Ltd., Series 2016-1A, Class A1A (Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
2.91%	04/20/28[2,3,4]	3,575,000	3,606,660
Voya CLO Ltd., Series 2015-2A, Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.40%)
2.71%	07/23/27[2,3,4]	8,440,000	8,502,161

Total Asset-Backed Securities (Cost $521,883,168)			528,021,796

BANK LOANS — 0.50%*
Consumer Discretionary — 0.04%
BC ULC/New Red Finance, Inc., Term Loan B, 1st Lien (Canada)
3.52% (LIBOR plus 2.25%)	02/16/24[3,4]	497,495	497,370
Reynolds Group Holdings, Inc., Term Loan B, 1st Lien
4.24% (LIBOR plus 2.75%)	02/06/23[3]	816,765	820,772

			1,318,142

Electric — 0.10%
Chief Power Finance LLC, Term Loan B, 1st Lien
5.99% (LIBOR plus 4.75%)	12/31/20[3,5,6]	4,376,250	2,828,152
Homer City Generation LP, Term Loan B, 1st Lien
12.24% (LIBOR plus 11.00%)	04/05/23[3,5,6]	722,304	621,182
Vistra Operations Co. LLC, Term Loan B, 1st Lien
3.98% (LIBOR plus 2.75%)	08/04/23[3]	116,449	116,826
Vistra Operations Co. LLC, Term Loan C, 1st Lien
3.98% (LIBOR plus 2.75%)	08/04/23[3]	26,759	26,846

			3,593,006

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Finance — 0.07%
Delos Finance SARL, Term Loan B, 1st Lien
3.33% (LIBOR plus 2.00%)	10/06/23[3]	$2,652,629	$2,672,935

Health Care — 0.02%
Air Medical Group Holdings, Inc., Term Loan B, 1st Lien
5.24% (LIBOR plus 4.00%)	04/28/22[3]	880,276	880,716

Industrials — 0.15%
Tyco International Holdings SARL, Term Loan, 1st Lien
2.98% (LIBOR plus 1.75%)	09/10/19[3,5,6]	5,758,125	5,755,131

Information Technology — 0.07%
First Data Corp., Term Loan, 1st Lien
3.74% (LIBOR plus 2.50%)	04/26/24[3]	2,714,833	2,726,710

Services — 0.05%
AABS Ltd., Term Loan, Series 2013-1, Class A (STEP) (Bermuda)
4.88%	01/15/384,†	2,011,352	2,046,452

Total Bank Loans (Cost $20,557,654)			18,993,092

CORPORATES — 30.60%*
Automotive — 0.18%
General Motors Co.
3.50%	10/02/18	5,710,000	5,804,135
Goodyear Tire & Rubber Co. (The)
4.88%	03/15/27	587,000	605,772
Metalsa SA de CV, Series REGS (Mexico)
4.90%	04/24/23[4]	500,000	512,500

			6,922,407

Banking — 5.66%
Banco Continental Sa Via Continental Senior Trustees, Series REGS (Peru)
5.50%	11/18/20[4]	950,000	1,043,860
Banco Internacional del Peru SAA Interbank, Series REGS (Peru)
6.63%	03/19/29[4,7]	250,000	282,813
Banco Nacional de Costa Rica, Series REGS (Costa Rica)
5.88%	04/25/21[4]	250,000	260,870
Bank of America Corp.
3.09%	10/01/25[7]	5,605,000	5,606,949
3.71%	04/24/28[7]	10,760,000	10,918,974
5.75%	12/01/17	5,610,000	5,648,814
Bank of America Corp. (GMTN)
2.37%	07/21/21[7]	6,175,000	6,178,186
3.50%	04/19/26	2,000,000	2,037,662
3.59%	07/21/28[7]	7,310,000	7,346,747

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 144

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Bank of America Corp. (MTN)
4.00%	04/01/24	$1,200,000	$1,268,832
5.65%	05/01/18	17,660,000	18,058,497
6.88%	04/25/18	17,629,000	18,135,605
(LIBOR USD 3-Month plus 0.65%)
1.97%	12/01/26[3]	1,600,000	1,473,676
Discover Bank
2.60%	11/13/18	7,870,000	7,926,610
Global Bank Corp. (Panama)
4.50%	10/20/21[2,4]	540,000	553,122
Grupo Aval Ltd., Series REGS (Colombia)
4.75%	09/26/22[4]	500,000	512,800
HBOS PLC (GMTN) (United Kingdom)
6.75%	05/21/18[2,4]	3,425,000	3,523,602
JPMorgan Chase & Co.
1.80%	01/25/18	5,000,000	5,003,313
2.55%	10/29/20	657,000	664,964
3.22%	03/01/25[7]	13,070,000	13,289,020
3.54%	05/01/28[7]	7,499,000	7,570,949
6.00%	01/15/18	7,000,000	7,089,390
6.30%	04/23/19	4,925,000	5,257,548
PNC Bank N.A.
1.80%	11/05/18	5,000,000	5,005,910
PNC Bank N.A. (BKNT)
1.45%	07/29/19	2,750,000	2,729,408
1.50%	02/23/18	5,000,000	5,000,253
Santander UK Group Holdings PLC (United Kingdom)
2.88%	08/05/21[4]	1,300,000	1,308,560
Santander UK PLC (United Kingdom)
3.05%	08/23/18[4]	425,000	430,127
5.00%	11/07/23[2,4]	3,100,000	3,345,579
UBS AG/Stamford CT (GMTN) (Switzerland)
(LIBOR USD 3-Month plus 0.70%)
2.03%	03/26/18[3,4]	3,000,000	3,008,549
Wachovia Bank N.A. (BKNT)
6.00%	11/15/17	16,435,000	16,522,401
Wachovia Corp. (MTN)
5.75%	02/01/18	17,654,000	17,901,010
Wells Fargo & Co.
3.00%	04/22/26	11,985,000	11,743,880
3.00%	10/23/26	6,435,000	6,299,891
Wells Fargo & Co. (MTN)
3.58%	05/22/28[7]	10,490,000	10,662,917

			213,611,288

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Communications — 2.82%
Altice U.S. Finance I Corp.
5.38%	07/15/23[2]	$1,000,000	$1,060,000
5.50%	05/15/26[2]	1,500,000	1,586,250
AMC Networks, Inc.
4.75%	08/01/25	1,750,000	1,774,150
AT&T, Inc.
3.40%	08/14/24	1,165,000	1,166,981
3.40%	05/15/25	4,000,000	3,954,518
4.13%	02/17/26	7,400,000	7,606,105
4.35%	06/15/45	1,500,000	1,366,191
4.80%	06/15/44	4,322,000	4,225,228
4.90%	08/14/37	3,620,000	3,669,959
5.45%	03/01/47	3,900,000	4,113,902
CCO Holdings LLC/CCO Holdings Capital Corp.
5.00%	02/01/28[2]	3,000,000	3,015,000
5.13%	05/01/27[2]	730,000	740,981
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.13%	12/15/21[2]	225,000	230,063
6.38%	09/15/20[2]	562,000	576,050
Charter Communications Operating LLC/Charter Communications Operating Capital
3.58%	07/23/20	1,250,000	1,284,052
6.48%	10/23/45	5,640,000	6,623,898
CSC Holdings LLC
5.50%	04/15/27[2]	675,000	703,687
6.75%	11/15/21	500,000	553,750
8.63%	02/15/19	700,000	760,375
GTT Communications, Inc.
7.88%	12/31/24[2]	1,019,000	1,087,783
Intelsat Jackson Holdings SA (Luxembourg)
5.50%	08/01/23[4]	4,626,000	3,943,665
9.75%	07/15/25[2,4]	800,000	810,000
Level 3 Financing, Inc.
5.13%	05/01/23	1,178,000	1,200,824
5.63%	02/01/23	2,250,000	2,325,796
Qwest Corp.
6.75%	12/01/21	2,235,000	2,451,516
Sirius XM Radio, Inc.
3.88%	08/01/22[2]	750,000	768,937
Softbank Group Corp. (Japan)
4.50%	04/15/20[2,4]	3,600,000	3,723,120
Sprint Communications, Inc.
9.00%	11/15/18[2]	6,600,000	7,103,580
Time Warner Cable LLC
6.75%	07/01/18	3,606,000	3,737,219
Time Warner, Inc.
3.80%	02/15/27	5,020,000	5,023,195

See accompanying notes to Schedule of Portfolio Investments.

145 / Semi-Annual Report September 2017

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Communications (continued)
T-Mobile USA, Inc.
4.00%	04/15/22	$1,000,000	$1,037,500
6.63%	04/01/23	1,500,000	1,575,000
6.84%	04/28/23	1,745,000	1,847,519
Verizon Communications, Inc.
4.50%	08/10/33	5,430,000	5,572,768
4.52%	09/15/48	7,090,000	6,892,448
4.86%	08/21/46	3,525,000	3,609,172
5.01%	04/15/49	2,810,000	2,884,466
Viacom, Inc.
3.45%	10/04/26	2,500,000	2,392,957
Virgin Media Secured Finance PLC (United Kingdom)
5.25%	01/15/26[2,4]	840,000	877,800
5.50%	08/15/26[2,4]	2,260,000	2,392,775

			106,269,180

Consumer Discretionary — 1.27%
Altria Group, Inc.
9.70%	11/10/18	3,697,000	4,015,487
Anheuser-Busch InBev Finance, Inc.
3.65%	02/01/26	3,608,000	3,741,427
4.90%	02/01/46	2,000,000	2,288,676
BAT International Finance PLC (United Kingdom)
1.85%	06/15/18[2,4]	11,600,000	11,605,240
Central Garden & Pet Co.
6.13%	11/15/23	2,900,000	3,117,500
Constellation Brands, Inc.
6.00%	05/01/22	1,195,000	1,367,763
DS Services of America, Inc.
10.00%	09/01/21[2]	2,038,000	2,160,280
First Quality Finance Co., Inc.
4.63%	05/15/21[2]	1,379,000	1,396,237
5.00%	07/01/25[2]	1,750,000	1,809,063
Golden Nugget, Inc.
6.75%	10/15/24[2]	5,015,000	5,083,956
High Ridge Brands Co.
8.88%	03/15/25[2]	2,175,000	2,082,563
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC
4.75%	06/01/27[2]	512,000	528,640
KFC Holding Co/Pizza Hut Holdings LLC/ Taco Bell of America LLC
5.25%	06/01/26[2]	500,000	530,650
Pernod Ricard SA (France)
4.45%	01/15/22[2,4]	4,540,000	4,871,974

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary (continued)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC
5.75%	10/15/20	$3,305,000	$3,356,641

			47,956,097

Consumer Products — 0.16%
BAT Capital Corp.
2.30%	08/14/20[2]	6,000,000	6,023,315

Electric — 2.16%
AEP Texas Central Co.
3.85%	10/01/25[2]	6,455,000	6,683,649
AES Gener SA (Chile)
5.00%	07/14/25[2,4]	500,000	511,250
AES Panama SRL, Series REGS (Panama)
6.00%	06/25/22[4]	250,000	265,000
Alabama Power Capital Trust V
4.44%	10/01/42[7]	1,300,000	1,288,125
Cleveland Electric Illuminating Co., Series D (The)
7.88%	11/01/17	6,333,000	6,361,213
Dominion Resources, Inc.
5.75%	10/01/54[7]	2,875,000	3,112,187
Dominion Resources, Inc., Series A
1.88%	01/15/19	4,400,000	4,400,340
Duquesne Light Holdings, Inc.
6.40%	09/15/20[2]	4,641,000	5,162,583
Entergy Corp.
4.00%	07/15/22	2,000,000	2,113,780
Eskom Holdings SOC Ltd., Series REGS (South Africa)
7.13%	02/11/25[4]	1,000,000	1,039,500
FirstEnergy Transmission LLC
4.35%	01/15/25[2]	2,131,000	2,266,196
ITC Holdings Corp.
3.25%	06/30/26	3,000,000	2,961,325
3.65%	06/15/24	1,426,000	1,467,048
Kansas City Power & Light Co.
3.15%	03/15/23	6,250,000	6,356,907
Metropolitan Edison Co.
4.00%	04/15/25[2]	3,000,000	3,067,588
7.70%	01/15/19	2,230,000	2,381,173
MidAmerican Energy Co.
3.10%	05/01/27	1,165,000	1,170,082
4.25%	05/01/46	3,310,000	3,554,220
NextEra Energy Operating Partners LP
4.25%	09/15/24[2]	3,000,000	3,082,500
Oncor Electric Delivery Co. LLC
6.80%	09/01/18	1,000,000	1,044,927

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 146

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Perusahaan Gas Negara Persero TBK PT (Indonesia)
5.13%	05/16/24[2,4]	$1,150,000	$1,243,448
Public Service Co. of New Mexico
3.85%	08/01/25	3,500,000	3,626,478
5.35%	10/01/21	50,000	54,819
Public Service Electric & Gas Co., Series CC
9.25%	06/01/21	7,920,000	9,710,257
Southern Co. Gas Capital Corp.
3.25%	06/15/26	3,350,000	3,269,972
Southwestern Electric Power Co.
3.55%	02/15/22	3,000,000	3,109,009
6.45%	01/15/19	1,885,000	1,982,775

			81,286,351

Energy — 2.07%
Antero Resources Corp.
5.00%	03/01/25	700,000	713,160
Cheniere Corpus Christi Holdings LLC
5.13%	06/30/27[2]	700,000	722,750
Concho Resources, Inc.
5.50%	04/01/23	1,750,000	1,800,837
Diamondback Energy, Inc.
4.75%	11/01/24	28,000	28,736
5.38%	05/31/25	1,172,000	1,224,740
Enbridge Energy Partners LP
5.88%	10/15/25	2,500,000	2,850,369
Energy Transfer Partners LP
5.15%	03/15/45	6,556,000	6,342,078
Florida Gas Transmission Co. LLC
7.90%	05/15/19[2]	1,375,000	1,495,092
Gulfport Energy Corp.
6.38%	05/15/25	315,000	320,119
Hess Corp.
7.88%	10/01/29	1,855,000	2,254,006
Kinder Morgan Energy Partners LP
5.80%	03/15/35	240,000	260,321
Kinder Morgan, Inc.
5.30%	12/01/34	1,000,000	1,046,935
5.63%	11/15/23[2]	3,572,000	3,983,628
Lukoil International Finance BV, Series REGS (Netherlands)
4.56%	04/24/23[4]	600,000	625,125
Newfield Exploration Co.
5.63%	07/01/24	1,816,000	1,952,200
5.75%	01/30/22	600,000	643,500
Noble Energy, Inc.
3.90%	11/15/24	934,000	959,251

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Parsley Energy LLC/Parsley Finance Corp.
6.25%	06/01/24[2]	$1,650,000	$1,744,875
Petrobras Global Finance BV (Netherlands)
4.38%	05/20/23[4]	360,000	356,760
Petroleos Mexicanos (Mexico)
1.70%	12/20/22[4]	82,500	81,621
Petroleos Mexicanos, Series REGS (Mexico)
5.38%	03/13/22[4]	3,950,000	4,225,315
Plains All American Pipeline LP/PAA Finance Corp.
4.65%	10/15/25	4,000,000	4,144,000
QEP Resources, Inc.
5.25%	05/01/23	1,273,000	1,244,357
5.38%	10/01/22	587,000	579,663
Rockies Express Pipeline LLC
5.63%	04/15/20[2]	1,950,000	2,059,687
6.00%	01/15/19[2]	500,000	518,750
Ruby Pipeline LLC
6.00%	04/01/22[2]	6,850,000	7,291,019
Sabine Pass Liquefaction LLC
5.63%	03/01/25	3,000,000	3,318,750
Spectra Energy Partners LP
4.60%	06/15/21	3,810,000	4,043,167
Sunoco Logistics Partners Operations LP
5.40%	10/01/47	5,000,000	5,087,335
TC PipeLines LP
4.38%	03/13/25	3,000,000	3,139,315
4.65%	06/15/21	2,300,000	2,430,669
Texas Eastern Transmission LP
2.80%	10/15/22[2]	3,000,000	2,974,283
Transocean Proteus Ltd. (Cayman Islands)
6.25%	12/01/24[2,4]	2,485,200	2,615,673
Williams Partners LP
3.60%	03/15/22	2,854,000	2,951,656
5.10%	09/15/45	2,000,000	2,114,421

			78,144,163

Finance — 6.15%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Ireland)
3.75%	05/15/19[4]	3,550,000	3,634,032
Alta Wind Holdings LLC
7.00%	06/30/35[2,5,6]	1,949,992	2,201,158
American Express Co.
7.00%	03/19/18	4,000,000	4,101,454
American Express Credit Corp. (MTN)
2.20%	03/03/20	5,000,000	5,027,930

See accompanying notes to Schedule of Portfolio Investments.

147 / Semi-Annual Report September 2017

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Bear Stearns Cos. LLC (The)
6.40%	10/02/17	$3,750,000	$3,750,000
7.25%	02/01/18	13,600,000	13,854,035
Citigroup, Inc.
1.70%	04/27/18	6,000,000	6,000,286
1.75%	05/01/18	5,000,000	5,002,442
1.80%	02/05/18	6,415,000	6,415,578
2.05%	12/07/18	3,000,000	3,005,950
2.50%	09/26/18	14,000,000	14,092,841
3.67%	07/24/28[7]	3,500,000	3,535,906
6.13%	05/15/18	11,705,000	12,015,668
8.50%	05/22/19	1,200,000	1,324,072
(LIBOR USD 3-Month plus 0.55%)
1.87%	08/25/36[3]	4,072,000	3,397,817
(LIBOR USD 3-Month plus 0.70%)
2.02%	11/24/17[3]	1,000,000	1,000,892
Fondo MIVIVIENDA SA, Series REGS (Peru)
3.50%	01/31/23[4]	1,000,000	1,026,500
Ford Motor Credit Co. LLC
2.15%	01/09/18	2,500,000	2,503,401
2.38%	01/16/18	3,150,000	3,156,934
5.00%	05/15/18	2,000,000	2,039,165
(LIBOR USD 3-Month plus 0.94%)
2.29%	01/09/18[3]	400,000	400,755
GE Capital International Funding Co. (Ireland)
4.42%	11/15/35[4]	4,462,000	4,861,201
General Electric Corp. (MTN)
4.65%	10/17/21	70,000	76,387
(LIBOR USD 3-Month plus 0.48%)
1.80%	08/15/36[3]	4,085,000	3,658,334
General Motors Financial Co., Inc.
3.10%	01/15/19	4,000,000	4,037,875
Goldman Sachs Group, Inc. (GMTN) (The)
7.50%	02/15/19	4,475,000	4,807,770
Goldman Sachs Group, Inc. (MTN) (The)
3.85%	07/08/24	9,710,000	10,106,576
Goldman Sachs Group, Inc. (The)
2.90%	07/19/18	1,000,000	1,008,469
3.27%	09/29/25[7]	5,650,000	5,666,832
5.95%	01/18/18	20,075,000	20,331,011
6.15%	04/01/18	13,276,000	13,567,742
Guanay Finance Ltd. (Cayman Islands)
6.00%	12/15/20[2,4]	171,383	178,205
International Lease Finance Corp.
7.13%	09/01/18[2]	6,300,000	6,599,911
Midas Intermediate Holdco II LLC/ Midas Intermediate Holdco II Finance, Inc.
7.88%	10/01/22[2]	2,500,000	2,543,750

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Morgan Stanley
1.88%	01/05/18	$2,000,000	$2,001,416
3.63%	01/20/27	2,725,000	2,765,272
(LIBOR USD 3-Month plus 0.93%)
2.24%	07/22/22[3]	10,000,000	10,043,375
Morgan Stanley (GMTN)
5.50%	07/24/20	3,000,000	3,261,064
6.63%	04/01/18	21,642,000	22,173,648
7.30%	05/13/19	2,740,000	2,967,151
Morgan Stanley (MTN)
5.63%	09/23/19	2,000,000	2,136,566
5.95%	12/28/17	10,083,000	10,186,216
SL Green Realty Corp.
5.00%	08/15/18	895,000	912,607
Tanner Servicios Financieros SA, Series REGS (Chile)
4.38%	03/13/18[4]	500,000	505,495

			231,883,689

Food — 0.48%
BRF SA, Series REGS (Brazil)
3.95%	05/22/23[4]	560,000	557,480
Chobani LLC/Chobani Finance Corp., Inc.
7.50%	04/15/25[2]	1,400,000	1,526,000
Kraft Heinz Foods Co.
3.00%	06/01/26	3,478,000	3,337,828
5.20%	07/15/45	5,500,000	6,042,141
Pilgrim’s Pride Corp.
5.88%	09/30/27[2]	1,500,000	1,535,625
Post Holdings, Inc.
5.00%	08/15/26[2]	1,360,000	1,360,000
5.75%	03/01/27[2]	1,682,000	1,740,870
Tyson Foods, Inc.
(LIBOR USD 3-Month plus 0.45%)
1.76%	08/21/20[3]	2,185,000	2,188,333

			18,288,277

Gaming — 0.15%
Churchill Downs, Inc.
5.38%	12/15/21	3,465,000	3,590,606
Sugarhouse HSP Gaming Prop Mezz LP/ Sugarhouse HSP Gaming Finance Corp.
5.88%	05/15/25[2]	2,115,000	2,083,275

			5,673,881

Health Care — 3.92%
Abbott Laboratories
3.75%	11/30/26	6,235,000	6,414,496

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 148

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
AbbVie, Inc.
1.80%	05/14/18	$1,500,000	$1,502,313
4.30%	05/14/36	1,000,000	1,053,189
Actavis Funding SCS (Luxembourg)
2.35%	03/12/18[4]	6,000,000	6,018,139
3.80%	03/15/25[4]	4,306,000	4,478,853
4.55%	03/15/35[4]	1,500,000	1,605,152
Aetna, Inc.
2.80%	06/15/23	1,577,000	1,582,529
Amgen, Inc.
4.40%	05/01/45	1,880,000	1,998,354
4.66%	06/15/51	2,000,000	2,199,451
Anthem, Inc.
1.88%	01/15/18	8,295,000	8,300,632
3.50%	08/15/24	8,171,000	8,421,623
AstraZeneca PLC (United Kingdom)
3.13%	06/12/27[4]	2,246,000	2,215,133
3.38%	11/16/25[4]	2,130,000	2,165,361
Becton Dickinson and Co.
2.13%	06/06/19	2,920,000	2,929,238
Biogen, Inc.
5.20%	09/15/45	3,423,000	3,952,131
Celgene Corp.
2.88%	08/15/20	4,300,000	4,392,249
5.00%	08/15/45	3,250,000	3,715,575
Centene Corp.
4.75%	01/15/25	3,240,000	3,369,600
Cigna Corp.
3.05%	10/15/27	5,570,000	5,507,351
DaVita, Inc.
5.00%	05/01/25	500,000	495,000
5.13%	07/15/24	3,157,000	3,170,812
Fresenius Medical Care U.S. Finance II, Inc.
4.13%	10/15/20[2]	1,015,000	1,067,353
5.63%	07/31/19[2]	2,500,000	2,653,532
6.50%	09/15/18[2]	4,591,000	4,787,147
Gilead Sciences, Inc.
4.15%	03/01/47	4,155,000	4,267,305
Hartford HealthCare Corp.
5.75%	04/01/44	1,525,000	1,837,562
HCA, Inc.
4.75%	05/01/23	4,500,000	4,764,375
5.00%	03/15/24	1,000,000	1,067,500
6.50%	02/15/20	2,175,000	2,370,750
Hill-Rom Holdings, Inc.
5.75%	09/01/23[2]	488,000	517,890
Humana, Inc.
7.20%	06/15/18	2,000,000	2,073,844

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Kaiser Foundation Hospitals
3.15%	05/01/27	$5,791,000	$5,835,965
Molina Healthcare, Inc.
4.88%	06/15/25[2]	1,465,000	1,450,350
5.38%	11/15/22	879,000	914,160
Northwell Healthcare, Inc.
4.80%	11/01/42	650,000	717,297
Novartis Capital Corp.
4.40%	05/06/44	2,000,000	2,266,232
NYU Hospitals Center
4.37%	07/01/47	5,000,000	5,301,051
Providence Health & Services Obligated Group
(1.00 X LIBOR USD 3-Month plus 0.95%)
2.25%	10/01/17[3]	3,200,000	3,199,989
Shire Acquisitions Investments Ireland DAC (Ireland)
1.90%	09/23/19[4]	5,686,000	5,677,491
2.40%	09/23/21[4]	6,225,000	6,209,078
Tenet Healthcare Corp.
4.50%	04/01/21	2,250,000	2,300,625
4.63%	07/15/24[2]	211,000	209,620
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)
1.40%	07/20/18[4]	2,745,000	2,726,132
2.80%	07/21/23[4]	950,000	911,615
Valeant Pharmaceuticals International, Inc.
7.25%	07/15/22[2]	90,000	88,087
Valeant Pharmaceuticals International, Inc. (Canada)
5.50%	03/01/23[2,4]	1,000,000	880,000
5.88%	05/15/23[2,4]	1,650,000	1,462,313
6.13%	04/15/25[2,4]	3,800,000	3,344,000
7.00%	03/15/24[2,4]	2,269,000	2,425,788
WellCare Health Plans, Inc.
5.25%	04/01/25	1,128,000	1,190,040

			148,004,272

Industrials — 1.02%
Amcor Finance USA, Inc.
3.63%	04/28/26[2]	2,125,000	2,105,425
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)
4.25%	09/15/22[2,4]	1,000,000	1,031,300
4.63%	05/15/23[2,4]	1,450,000	1,485,815
Cemex Finance LLC
6.00%	04/01/24[2]	600,000	637,380
Clean Harbors, Inc.
5.13%	06/01/21	3,000,000	3,055,200

See accompanying notes to Schedule of Portfolio Investments.

149 / Semi-Annual Report September 2017

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
Crown Americas LLC/Crown Americas Capital Corp. V
4.25%	09/30/26	$2,000,000	$2,025,000
Embraer SA (Brazil)
5.15%	06/15/22[4]	500,000	537,650
Graphic Packaging International, Inc.
4.88%	11/15/22	500,000	533,750
Heathrow Funding Ltd. (United Kingdom)
4.88%	07/15/21[2,4]	700,000	751,560
L3 Technologies, Inc.
4.75%	07/15/20	3,434,000	3,669,272
5.20%	10/15/19	5,335,000	5,674,159
Sealed Air Corp.
5.25%	04/01/23[2]	1,750,000	1,894,375
5.50%	09/15/25[2]	1,652,000	1,821,330
Siemens Financieringsmaatschappij NV (Netherlands)
2.35%	10/15/26[2,4]	2,750,000	2,588,274
Silgan Holdings, Inc.
4.75%	03/15/25[2]	88,000	91,080
United Technologies Corp. (STEP)
1.78%	05/04/18	10,625,000	10,631,613

			38,533,183

Information Technology — 0.19%
CDK Global, Inc.
4.88%	06/01/27[2]	132,000	135,795
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.
5.75%	03/01/25[2]	2,472,000	2,522,985
MSCI, Inc.
4.75%	08/01/26[2]	250,000	263,437
NXP BV/NXP Funding LLC (Netherlands)
3.88%	09/01/22[2,4]	400,000	414,702
4.13%	06/01/21[2,4]	800,000	839,000
Quintiles IMS, Inc.
4.88%	05/15/23[2]	2,520,000	2,633,400
Zayo Group LLC/Zayo Capital, Inc.
5.75%	01/15/27[2]	500,000	531,250

			7,340,569

Insurance — 0.46%
Farmers Exchange Capital
7.20%	07/15/48[2]	150,000	194,977
Farmers Exchange Capital II
6.15%	11/01/53[2,7]	2,500,000	2,850,276
Farmers Insurance Exchange
8.63%	05/01/24[2]	942,000	1,190,978
MetLife, Inc.
6.40%	12/15/36	4,914,000	5,713,984

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Insurance (continued)
Nationwide Mutual Insurance Co.
(LIBOR USD 3-Month plus 2.29%)
3.61%	12/15/24[2,3]	$3,825,000	$3,829,781
Teachers Insurance & Annuity Association of America
4.38%	09/15/54[2,7]	3,425,000	3,455,284

			17,235,280

Materials — 0.22%
Axalta Coating Systems LLC
4.88%	08/15/24[2]	3,000,000	3,138,750
Fresnillo PLC, Series REGS (United Kingdom)
5.50%	11/13/23[4]	500,000	554,500
Gerdau Holdings, Inc., Series REGS
7.00%	01/20/20	500,000	541,650
Gold Fields Orogen Holdings BVI Ltd., Series REGS (British Virgin Islands)
4.88%	10/07/20[4]	250,000	258,725
Vale Overseas Ltd. (Cayman Islands)
4.38%	01/11/22[4]	525,000	547,313
Valvoline, Inc.
5.50%	07/15/24[2]	2,600,000	2,786,875
Volcan Cia Minera SAA, Series REGS (Peru)
5.38%	02/02/22[4]	300,000	316,875

			8,144,688

Real Estate Investment Trust (REIT) — 2.66%
Alexandria Real Estate Equities, Inc.
2.75%	01/15/20	5,000,000	5,052,273
3.90%	06/15/23	2,500,000	2,602,350
3.95%	01/15/27	3,040,000	3,120,443
4.60%	04/01/22	1,000,000	1,071,627
American Campus Communities Operating Partnership LP
3.35%	10/01/20	1,735,000	1,776,826
AvalonBay Communities, Inc. (GMTN)
3.63%	10/01/20	1,500,000	1,558,550
Boston Properties LP
3.70%	11/15/18	5,267,000	5,350,442
5.63%	11/15/20	1,750,000	1,917,393
5.88%	10/15/19	200,000	213,875
Crown Castle International Corp.
3.20%	09/01/24	5,360,000	5,330,756
Education Realty Operating Partnership LP
4.60%	12/01/24	3,240,000	3,345,297
Equinix, Inc.
5.38%	05/15/27	410,000	444,850

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 150

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
HCP, Inc.
3.75%	02/01/19	$13,255,000	$13,521,439
3.88%	08/15/24	3,100,000	3,189,131
4.25%	11/15/23	945,000	1,001,169
Healthcare Realty Trust, Inc.
3.88%	05/01/25	2,500,000	2,533,177
5.75%	01/15/21	1,250,000	1,369,676
Highwoods Realty LP
7.50%	04/15/18	800,000	823,612
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc.
5.63%	05/01/24	500,000	544,290
Post Apartment Homes LP
3.38%	12/01/22	100,000	102,439
Realty Income Corp.
2.00%	01/31/18	9,460,000	9,468,603
SBA Communications Corp.
4.00%	10/01/22[2]	1,825,000	1,843,250
4.88%	09/01/24	983,000	1,016,176
SL Green Realty Corp.
7.75%	03/15/20	2,375,000	2,647,306
UDR, Inc. (MTN)
4.25%	06/01/18	5,000,000	5,079,142
Ventas Realty LP
3.25%	10/15/26	5,000,000	4,869,255
3.75%	05/01/24	1,000,000	1,028,695
Ventas Realty LP/Ventas Capital Corp.
2.00%	02/15/18	3,625,000	3,628,566
4.00%	04/30/19	4,489,000	4,606,758
VEREIT Operating Partnership LP
3.00%	02/06/19	1,200,000	1,209,750
WEA Finance LLC/Westfield UK & Europe Finance PLC
2.70%	09/17/19[2]	1,500,000	1,513,378
Welltower, Inc.
2.25%	03/15/18	1,990,000	1,995,731
4.95%	01/15/21	1,020,000	1,094,839
5.13%	03/15/43	4,946,000	5,396,759

			100,267,823

Retail — 0.46%
Alimentation Couche-Tard, Inc. (Canada)
3.55%	07/26/27[2,4]	4,210,000	4,260,220
BC ULC/New Red Finance, Inc. (Canada)
4.25%	05/15/24[2,4]	2,355,000	2,369,130
Cumberland Farms, Inc.
6.75%	05/01/25[2]	1,767,000	1,879,646
CVS Health Corp.
4.88%	07/20/35	2,385,000	2,655,353

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Retail (continued)
Walgreens Boots Alliance, Inc.
3.80%	11/18/24	$5,824,000	$6,036,841

			17,201,190

Services — 0.15%
Gartner, Inc.
5.13%	04/01/25[2]	500,000	528,750
IHS Markit Ltd. (United Kingdom)
5.00%	11/01/22[2,4]	945,000	1,022,963
KAR Auction Services, Inc.
5.13%	06/01/25[2]	1,050,000	1,094,625
Waste Management, Inc.
6.10%	03/15/18	2,855,000	2,911,022

			5,557,360

Transportation — 0.42%
America West Airlines Pass-Through Trust, Series 2001-1, Class G
7.10%	04/02/21	1,209,433	1,297,843
American Airlines Pass-Through Trust, Series 2011-1, Class A
5.25%	01/31/21	38,223	41,082
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23	1,768,989	1,887,684
American Airlines Pass-Through Trust, Series 2015-2, Class AA
3.60%	09/22/27	2,634,583	2,722,974
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18	6,007	6,049
Continental Airlines Pass-Through Trust, Series 1999-1, Class A
6.55%	02/02/19	1,773,397	1,839,900
Continental Airlines Pass-Through Trust, Series 1999-2, Class A
7.26%	03/15/20	1,190,934	1,261,676
Continental Airlines Pass-Through Trust, Series 2000-1, Class A1
8.05%	11/01/20	339,756	375,023
Continental Airlines Pass-Through Trust, Series 2000-2, Class A1
7.71%	04/02/21	468,665	504,197
Continental Airlines Pass-Through Trust, Series 2001-1, Class A1
6.70%	06/15/21	31,674	33,733
Continental Airlines Pass-Through Trust, Series 2007, Class 1A
5.98%	04/19/22	2,394,091	2,642,478
Continental Airlines Pass-Through Trust, Series 2012-1, Class B
6.25%	04/11/20	44,594	47,000

See accompanying notes to Schedule of Portfolio Investments.

151 / Semi-Annual Report September 2017

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G1
6.72%	01/02/23	$1,015,226	$1,138,640
U.S. Airways Pass-Through Trust, Series 2010-1, Class A
6.25%	04/22/23	1,041,498	1,168,650
U.S. Airways Pass-Through Trust, Series 2011-1, Class G
7.08%	03/20/21	753,365	806,010
U.S. Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24	93,820	105,707

			15,878,646

Total Corporates (Cost $1,138,282,465)			1,154,221,659

FOREIGN GOVERNMENT OBLIGATIONS — 1.41%
Foreign Government Obligations — 1.41%
Brazilian Government International Bond (Brazil)
2.63%	01/05/23[4]	4,000,000	3,838,000
Chile Government International Bond (Chile)
2.25%	10/30/22[4]	5,200,000	5,196,880
Colombia Government International Bond (Colombia)
4.50%	01/28/26[4]	3,500,000	3,747,450
Corp. Financiera de Desarrollo SA, Series REGS (Peru)
4.75%	07/15/25[4]	2,000,000	2,160,000
Costa Rica Government International Bond, Series REGS (Costa Rica)
4.25%	01/26/23[4]	2,300,000	2,288,960
Croatia Government International Bond, Series REGS (Croatia)
6.63%	07/14/20[4]	2,300,000	2,535,536
Dominican Republic International Bond, Series REGS (Dominican Republic)
6.60%	01/28/24[4]	2,950,000	3,318,750
Hungary Government International Bond (Hungary)
5.75%	11/22/23[4]	1,600,000	1,856,480
Kazakhstan Government International Bond, Series REGS (EMTN) (Kazakhstan)
5.13%	07/21/25[4]	3,750,000	4,160,625
Magyar Export-Import Bank Zrt (Hungary)
4.00%	01/30/20[2,4]	900,000	930,731
Panama Government International Bond (Panama)
4.00%	09/22/24[4]	1,000,000	1,070,000
Paraguay Government International Bond, Series REGS (Paraguay)
4.63%	01/25/23[4]	950,000	1,004,910

Issues	Maturity Date	Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Foreign Government Obligations (continued)
Perusahaan Penerbit SBSN, Indonesia III (Indonesia)
4.35%	09/10/24[2,4]	$5,500,000	$5,834,153
Republic of Azerbaijan International Bond, Series REGS (Azerbaijan)
4.75%	03/18/24[4]	1,200,000	1,235,364
Republic of Serbia, Series REGS (Serbia)
4.88%	02/25/20[4]	3,000,000	3,140,736
Russian Foreign Bond - Eurobond, Series REGS (Russia)
4.88%	09/16/23[4]	3,600,000	3,925,800
South Africa Government International Bond (South Africa)
4.67%	01/17/24[4]	1,100,000	1,127,623
Turkey Government International Bond (Turkey)
5.13%	03/25/22[4]	4,200,000	4,407,375
Uruguay Government International Bond (Uruguay)
4.38%	10/27/27[4]	1,200,000	1,296,000

Total Foreign Government Obligations (Cost $51,813,168)			53,075,373

MORTGAGE-BACKED — 39.67%**
Non-Agency Commercial Mortgage-Backed — 7.97%
Banc of America Merrill Lynch Commercial Mortgage Trust, Series 2012-PARK, Class A
2.96%	12/10/30[2]	3,710,000	3,788,543
Bayview Commercial Asset Trust, Series 2004-2, Class A
(LIBOR USD 1-Month plus 0.65%)
1.67%	08/25/34[2,3]	1,481,211	1,432,520
Bear Stearns Commercial Mortgage Securities, Series Trust 2004-PWR5, Class F
5.48%	07/11/42[2,7]	1,079,287	1,093,626
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class XA (IO)
1.98%	09/10/45[2,5,6,7]	44,664,557	3,087,437
Commercial Mortgage Trust, Series 2012-CR4, Class XA
2.00%	10/15/45[5,6,7]	51,742,781	3,383,885
Commercial Mortgage Trust, Series 2012-CR5, Class XA (IO)
1.85%	12/10/45[5,6,7]	90,650,783	5,241,084
Commercial Mortgage Trust, Series 2013-300P, Class A1
4.35%	08/10/30[2]	2,840,000	3,073,829

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 152

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Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
Commercial Mortgage Trust, Series 2013-CR13, Class A2
3.04%	11/12/46		$10,060,000	$10,193,305
Commercial Mortgage Trust, Series 2013-LC13, Class A2
3.01%	08/10/46		20,200,000	20,417,905
Commercial Mortgage Trust, Series 2013-LC6, Class XA
1.80%	01/10/46	[5,6,7]	50,487,185	2,462,008
Commercial Mortgage Trust, Series 2013-WWP, Class A2
3.42%	03/10/31	[2]	3,245,000	3,398,717
Commercial Mortgage Trust, Series 2014-277P, Class A
3.73%	08/10/49	[2,7]	6,275,000	6,559,791
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class ASB
3.35%	04/15/50		16,500,000	17,148,820
GE Business Loan Trust, Series 2006-2A, Class A
0.51%	11/15/34	[2]	11,717,799	11,353,646
GS Mortgage Securities Corp. II, Series 2013-KING, Class A
2.71%	12/10/27	[2]	2,648,202	2,680,258
GS Mortgage Securities Trust, Series 2010-C1, Class X (IO)
1.52%	08/10/43	[2,5,6,7]	42,816,311	1,358,579
GS Mortgage Securities Trust, Series 2012-ALOH, Class A
3.55%	04/10/34	[2]	6,500,000	6,786,220
GS Mortgage Securities Trust, Series 2012-GC6, Class XA (IO)
2.15%	01/10/45	[2,5,6,7]	54,017,961	3,691,242
GS Mortgage Securities Trust, Series 2012-SHOP, Class A
2.93%	06/05/31	[2]	5,000,000	5,071,648
GS Mortgage Securities Trust, Series 2013-NYC5, Class A
2.32%	01/10/30	[2]	11,900,000	11,900,310
JPMBB Commercial Mortgage Securities Trust, Series 2013-C14, Class A2
3.02%	08/15/46		12,633,881	12,784,714
JPMBB Commercial Mortgage Securities Trust, Series 2013-C14, Class XA
0.92%	08/15/46	[5,6,7]	115,451,348	2,827,259
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class XA
1.43%	11/15/45	[5,6,7]	26,606,724	1,178,939
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class A3
3.37%	09/15/47		15,000,000	15,522,036

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2004-LN2, Class A2
5.12%	07/15/41		$128,923	$128,766
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2009-IWST, Class XA (IO)
1.88%	12/05/27	[2,5,6,7]	50,879,492	2,050,734
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2009-RR1, Class A4B
5.72%	03/18/51	[2,7]	25,399	25,348
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class A2
3.62%	11/15/43	[2]	931,468	942,906
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-CNTR, Class A1
3.30%	08/05/32	[2]	1,556,977	1,564,547
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-CNTR, Class A2
4.31%	08/05/32	[2]	7,990,000	8,319,218
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class XA
1.21%	02/15/46	[2,5,6,7]	31,540,987	610,514
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-HSBC, Class A
3.09%	07/05/32	[2]	3,627,115	3,736,091
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class ASB
3.41%	01/15/46		14,100,000	14,545,669
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4
2.69%	04/15/46		12,499,993	12,654,996
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class XA (IO)
1.48%	04/15/46	[5,6,7]	14,979,989	821,058
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CIBX, Class A3
3.14%	06/15/45		1,224,376	1,238,213
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2005-2A, Class 1A
(LIBOR USD 1-Month plus 0.25%)
1.49%	09/25/30	[2,3]	889,140	881,086

See accompanying notes to Schedule of Portfolio Investments.

153 / Semi-Annual Report September 2017

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2006-2A, Class 1A
(LIBOR USD 1-Month plus 0.20%)
1.44%	09/25/36	[2,3]	$931,076	$928,389
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class F
6.53%	09/12/42	[2,7]	7,160,000	7,748,524
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A1A
6.01%	06/12/50	[7]	1,399,981	1,403,019
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A2
1.87%	11/15/45		16,428	16,421
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A3
2.51%	11/15/45		947,000	952,803
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4
2.86%	11/15/45		1,360,000	1,383,496
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class XA (IO)
1.05%	10/15/46	[5,6,7]	47,902,168	1,376,747
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class XA
1.62%	02/15/46	[5,6,7]	13,244,812	722,865
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A
3.35%	07/13/29	[2]	6,715,000	6,939,210
Morgan Stanley Capital I Trust, Series 2015-420, Class A
3.73%	10/11/50	[2]	4,000,000	4,164,218
OBP Depositor LLC Trust, Series 2010-OBP, Class A
4.65%	07/15/45	[2]	8,151,000	8,612,964
RBS Commercial Funding Trust, Series 2013-GSP, Class A
3.96%	01/13/32	[2,7]	3,460,000	3,637,182
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class XA (IO)
0.60%	01/05/43	[2,5,6,7]	28,685,000	1,580,021
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ
5.48%	08/15/39	[7]	1,047,815	1,057,557
VNDO Mortgage Trust, Series 2012-6AVE, Class A
3.00%	11/15/30	[2]	2,450,000	2,502,703
VNDO Mortgage Trust, Series 2013-PENN, Class A
3.81%	12/13/29	[2]	3,314,000	3,459,242
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM
6.22%	02/15/51	[7]	2,999,105	3,021,808

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2
4.39%	11/15/43	[2]	$7,605,000	$8,015,707
Wells Fargo Commercial Mortgage Trust, Series 2013-120B, Class A
2.80%	03/18/28	[2,7]	3,845,000	3,880,622
WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class A3
4.39%	06/15/44	[2]	3,125,965	3,194,278
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class XA (IO)
1.92%	11/15/44	[2,5,6,7]	23,339,823	1,320,885
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class XA
1.75%	12/15/45	[2,5,6,7]	33,238,236	2,168,476
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class XA
2.03%	08/15/45	[2,5,6,7]	48,903,452	3,480,009
WF-RBS Commercial Mortgage Trust, Series 2012-C9, Class XA
2.17%	11/15/45	[2,5,6,7]	47,799,982	3,721,468
WF-RBS Commercial Mortgage Trust, Series 2013-C13, Class A2
1.96%	05/15/45		6,250,000	6,256,876
WF-RBS Commercial Mortgage Trust, Series 2013-C16, Class A2
3.22%	09/15/46		11,753,000	11,885,555
WF-RBS Commercial Mortgage Trust, Series 2014-C23, Class XA
0.81%	10/15/57	[5,6,7]	96,666,637	3,214,301

				300,600,813

Non-Agency Mortgage-Backed — 20.84%
Aames Mortgage Investment Trust, Series 2006-1, Class A4
(LIBOR USD 1-Month plus 0.56%)
1.80%	04/25/36	[3]	2,082,000	2,065,174
Accredited Mortgage Loan Trust, Series 2006-1, Class A4
(LIBOR USD 1-Month plus 0.28%)
1.52%	04/25/36	[3]	6,379,496	6,251,113
ACE Securities Corp., Series 2006-OP2, Class A2C
(LIBOR USD 1-Month plus 0.15%)
1.39%	08/25/36	[3]	692,530	680,310
ACE Securities Corp., Series 2007-ASP1, Class A2D
(LIBOR USD 1-Month plus 0.38%)
1.62%	03/25/37	[3]	3,364,591	2,083,579
Adjustable Rate Mortgage Trust, Series 2005-4, Class 5A1
3.31%	08/25/35	[7]	3,725,147	3,436,170

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 154

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Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Adjustable Rate Mortgage Trust, Series 2005-5, Class 6A21
(LIBOR USD 1-Month plus 0.23%)
1.47%	09/25/35	[3]	$315,469	$315,658
Adjustable Rate Mortgage Trust, Series 2007-1, Class 1A1
3.67%	03/25/37	[7]	5,442,404	5,024,292
Asset-Backed Funding Certificates, Series 2007-NC1, Class A2
(LIBOR USD 1-Month plus 0.30%)
1.54%	05/25/37	[2,3]	6,032,000	5,283,544
Asset-Backed Funding Certificates, Series 2007-WMC1, Class A2B
(LIBOR USD 1-Month plus 1.00%)
2.24%	06/25/37	[3]	5,424,182	4,728,378
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE9, Class M1
(LIBOR USD 1-Month plus 0.98%)
2.21%	12/25/34	[3]	2,138,717	2,100,687
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2006-HE1, Class A4
(LIBOR USD 1-Month plus 0.30%)
1.54%	01/25/36	[3]	5,000,000	4,717,887
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2006-HE5, Class A5
(LIBOR USD 1-Month plus 0.24%)
1.48%	07/25/36	[3]	9,754,000	8,361,441
Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1
5.50%	10/25/33		1,420,340	1,463,826
Banc of America Alternative Loan Trust, Series 2005-2, Class 4A1
5.50%	03/25/20		62,191	62,171
Banc of America Funding Trust, Series 2004-B, Class 5A1
3.65%	11/20/34	[7]	565,894	554,094
Banc of America Funding Trust, Series 2006-D, Class 3A1
3.52%	05/20/36	[7]	1,965,919	1,817,000
Banc of America Funding Trust, Series 2006-G, Class 2A1
(LIBOR USD 1-Month plus 0.22%)
1.46%	07/20/36	[3]	2,530,510	2,532,675
Banc of America Funding Trust, Series 2006-G, Class 2A4
(LIBOR USD 1-Month plus 0.29%)
1.53%	07/20/36	[3]	10,106,174	10,140,977
Banc of America Funding Trust, Series 2015-R3, Class 6A2
1.40%	05/27/36	[2,7]	16,802,785	13,115,921

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Funding Trust, Series 2016-R1, Class A1
2.50%	03/25/40	[2,7]	$7,863,998	$7,972,356
Banc of America Mortgage Securities, Inc., Series 2005-K, Class 2A1
3.48%	12/25/35	[7]	2,931,676	2,897,163
BCAP LLC Trust, Series 2007-AA1, Class 2A1
(LIBOR USD 1-Month plus 0.18%)
1.42%	03/25/37	[3]	6,281,749	6,013,389
BCAP LLC Trust, Series 2013-RR2, Class 6A1
3.00%	06/26/37	[2,7]	113,394	113,596
BCAP LLC Trust, Series 2014-RR2, Class 6A1
(LIBOR USD 1-Month plus 0.24%)
1.47%	10/26/36	[2,3]	15,748,488	15,589,554
BCAP LLC Trust, Series 2015-RR2, Class 23A1
1.44%	03/28/37	[2,7]	1,513,361	1,509,019
Bear Stearns ALT-A Trust, Series 2005-1, Class M1
(LIBOR USD 1-Month plus 0.75%)
1.99%	01/25/35	[3]	14,935,000	14,249,643
Bear Stearns ALT-A Trust, Series 2005-2, Class 2A4
3.35%	04/25/35	[7]	3,308,207	3,281,764
Bear Stearns ARM Trust, Series 2005-2, Class A1
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.45%)
3.26%	03/25/35	[3]	302,009	305,674
Bear Stearns ARM Trust, Series 2005-9, Class A1
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.30%)
3.52%	10/25/35	[3]	5,322,981	5,393,983
Bear Stearns Asset-Backed Securities Trust, Series 2005-AC6, Class 1A3
5.50%	09/25/35	[7]	726,555	716,176
Bear Stearns Asset-Backed Securities Trust, Series 2006-AC2, Class 21A3
6.00%	03/25/36		140,224	142,011
Bear Stearns Mortgage Funding Trust, Series 2007-AR4, Class 1A1
(LIBOR USD 1-Month plus 0.20%)
1.44%	09/25/47	[3]	13,313,568	12,332,760
Centex Home Equity Loan Trust, Series 2006-A, Class AV4
(LIBOR USD 1-Month plus 0.25%)
1.49%	06/25/36	[3]	5,830,918	5,859,778

See accompanying notes to Schedule of Portfolio Investments.

155 / Semi-Annual Report September 2017

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Chase Funding Trust, Series 2007-A1, Class 8A1
3.48%	02/25/37	[7]	$1,865,653	$1,907,406
CIM Trust, Series 2015-3AG, Class A1
(LIBOR USD 1-Month plus 1.75%)
2.99%	10/25/57	[2,3]	5,626,172	5,692,606
CIM Trust, Series 2016-4, Class A1
(LIBOR USD 1-Month plus 2.00%)
3.24%	10/25/57	[2,3]	10,556,987	10,945,174
CIM Trust, Series 2017-5, Class A1
2.30%	05/25/57	[2,7]	13,275,460	13,231,032
Citigroup Mortgage Loan Trust, Inc., Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.26%)
1.50%	11/25/35	[3]	104,285	84,367
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Class 1A2A
3.37%	06/25/36	[7]	482,973	463,239
Citigroup Mortgage Loan Trust, Inc., Series 2006-HE2, Class A2D
(LIBOR USD 1-Month plus 0.24%)
1.48%	08/25/36	[3]	2,300,000	2,248,395
Citigroup Mortgage Loan Trust, Inc., Series 2006-NC1, Class A2C
(LIBOR USD 1-Month plus 0.14%)
1.38%	08/25/36	[3]	826,190	798,649
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A2A
(LIBOR USD 1-Month plus 0.15%)
1.39%	08/25/36	[3]	66,376	66,405
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class M1
(LIBOR USD 1-Month plus 0.27%)
1.51%	08/25/36	[3]	8,972,899	8,834,355
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH3, Class M1
(LIBOR USD 1-Month plus 0.29%)
1.53%	10/25/36	[3]	12,000,000	12,008,627
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1, Class A4
(LIBOR USD 1-Month plus 0.20%)
1.44%	01/25/37	[3]	5,374,279	5,393,829
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A4
(LIBOR USD 1-Month plus 0.35%)
1.59%	03/25/37	[3]	8,553,640	8,560,972
Conseco Financial Corp., Series 1998-6, Class A8
6.66%	06/01/30	[7]	38,423	40,859

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Alternative Loan Trust, Series 2005-76, Class 1A1
(Federal Reserve US 12-Month Cumulative Average plus 1.48%)
2.37%	01/25/36	[3]	$6,490,264	$6,298,824
Countrywide Alternative Loan Trust, Series 2006-HY12, Class A5
3.34%	08/25/36	[7]	7,059,368	7,061,399
Countrywide Asset-Backed Certificates, Series 2004-15, Class MV4
(LIBOR USD 1-Month plus 1.28%)
2.51%	04/25/35	[3]	7,253,406	7,368,748
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB7, Class 3A
3.60%	11/20/34	[7]	17,922	18,217
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-3, Class 1A2
(LIBOR USD 1-Month plus 0.58%)
1.82%	04/25/35	[3]	6,705,051	6,288,734
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-4, Class 4A1
(LIBOR USD 1-Month plus 0.58%)
1.82%	02/25/35	[3]	21,567	19,829
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.60%)
1.84%	05/25/35	[3]	142,720	134,024
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR26, Class 3A1
3.02%	11/25/33	[7]	1,324,835	1,333,963
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR5, Class 9A1
2.65%	06/25/34	[7]	140,447	138,192
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-11, Class 1A1
6.50%	12/25/35		922,373	730,403
Credit Suisse Mortgage Trust, Series 2006-8, Class 3A1
6.00%	10/25/21		162,083	155,472
Credit Suisse Mortgage Trust, Series 2013-3R, Class 5A1
3.37%	10/27/36	[2,7]	290,929	292,480
Credit Suisse Mortgage Trust, Series 2014-CIM1, Class A1
(LIBOR USD 1-Month plus 1.75%)
2.98%	01/25/58	[2,3]	7,416,860	7,508,912

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 156

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Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF4 (STEP)
3.41%	01/25/36		$5,888,699	$5,195,952
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB2, Class AF3 (STEP)
3.43%	12/25/36		1,000,000	679,325
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB9, Class A2
(LIBOR USD 1-Month plus 0.11%)
1.35%	11/25/36	[3]	10,863,156	6,917,433
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF2 (STEP)
3.75%	01/25/37		1,163,090	569,617
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2B (STEP)
4.28%	02/25/37		7,525,515	5,483,021
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2C (STEP)
4.28%	02/25/37		1,801,169	1,312,150
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB3, Class A3 (STEP)
3.88%	03/25/37		3,914,951	2,212,227
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB4, Class A1A
(LIBOR USD 1-Month plus 0.09%)
1.33%	04/25/37	[3]	4,597,412	4,447,172
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A1
(LIBOR USD 1-Month plus 0.06%)
1.30%	04/25/37	[3]	2,167,011	1,670,351
DSLA Mortgage Loan Trust, Series 2004-AR4, Class 2A1A
(LIBOR USD 1-Month plus 0.36%)
1.60%	01/19/45	[3]	1,280,410	1,151,340
DSLA Mortgage Loan Trust, Series 2005-AR6, Class 2A1A
(LIBOR USD 1-Month plus 0.29%)
1.53%	10/19/45	[3]	7,360,507	7,309,018
DSLA Mortgage Loan Trust, Series 2006-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.20%)
1.44%	10/19/36	[3]	7,453,907	6,688,165

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
DSLA Mortgage Loan Trust, Series 2007-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.14%)
1.38%	04/19/47	[3]	$2,838,340	$2,678,474
First Franklin Mortgage Loan Trust, Series 2006-FF4, Class A3
(LIBOR USD 1-Month plus 0.28%)
1.52%	03/25/36	[3]	15,096,000	14,735,802
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1
3.13%	09/25/34	[7]	1,115,265	1,105,041
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A3
3.13%	09/25/34	[7]	1,714,931	1,699,209
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA10, Class 1A1
3.20%	12/25/35	[7]	2,671,994	2,500,269
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA12, Class 2A1
3.10%	02/25/36	[7]	4,063,726	3,529,977
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA2, Class 2A1
3.24%	04/25/35	[7]	4,839,181	4,842,587
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA7, Class 2A1
3.19%	09/25/35	[7]	5,976,420	5,444,989
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA8, Class 2A1
3.26%	10/25/35	[7]	6,801,222	5,925,789
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA9, Class 2A1
3.19%	11/25/35	[7]	3,619,272	3,443,554
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA1, Class 1A1
3.22%	03/25/36	[7]	4,277,476	3,661,076
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA7, Class A1
3.19%	01/25/37	[7]	6,262,418	5,611,462
First Horizon Alternative Mortgage Securities, Series 2005-AA3, Class 3A1
3.23%	05/25/35	[7]	4,929,108	4,979,963
First Horizon Mortgage Pass-Through Trust, Series 2004-AR5, Class 2A1
3.60%	10/25/34	[7]	66,689	66,678
First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 1A1
3.50%	09/25/35	[7]	4,446,828	4,013,997
First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 2A1
3.29%	10/25/35	[7]	229,625	220,518

See accompanying notes to Schedule of Portfolio Investments.

157 / Semi-Annual Report September 2017

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Horizon Mortgage Pass-Through Trust, Series 2005-AR5, Class 2A1
3.00%	11/25/35	[7]	$3,332,359	$3,285,013
First Horizon Mortgage Pass-Through Trust, Series 2007-AR2, Class 1A2
3.33%	08/25/37	[7]	245,393	214,735
GE Business Loan Trust, Series 2007-1A, Class A
(LIBOR USD 1-Month plus 0.17%)
1.40%	04/16/35	[2,3]	5,520,630	5,330,307
GMAC Mortgage Corp. Loan Trust, Series 2005-AR5, Class 2A1
3.89%	09/19/35	[7]	2,501,941	2,287,464
GMAC Mortgage Corp. Loan Trust, Series 2005-AR5, Class 3A1
3.91%	09/19/35	[7]	3,578,932	3,437,725
GMAC Mortgage Corp. Loan Trust, Series 2006-AR1, Class 1A1
3.85%	04/19/36	[7]	4,305,334	4,152,680
GreenPoint Mortgage Funding Trust, Series 2005-HY1, Class 2A
(LIBOR USD 1-Month plus 0.29%)
1.53%	07/25/35	[3]	3,148,101	3,112,547
GreenPoint Mortgage Funding Trust, Series 2006-AR8, Class 1A2A
(LIBOR USD 1-Month plus 0.18%)
1.42%	01/25/47	[3]	7,885	7,953
GSAMP Trust, Series 2005-HE5, Class M2
(LIBOR USD 1-Month plus 0.43%)
1.67%	11/25/35	[3]	10,000,000	10,020,210
GSR Mortgage Loan Trust, Series 2005-7F, Class 3A3 (IO)
4.26%	09/25/35	[3,5,6]	43,160	1,433
GSR Mortgage Loan Trust, Series 2005-AR4, Class 5A1
3.54%	07/25/35	[7]	1,999,193	1,862,237
GSR Mortgage Loan Trust, Series 2006-AR2, Class 2A1
3.39%	04/25/36	[7]	404,874	370,579
GSR Mortgage Loan Trust, Series 2007-AR2, Class 5A1A
3.28%	05/25/37	[7]	1,847,092	1,664,135
HarborView Mortgage Loan Trust, Series 2007-6, Class 1A1A
(LIBOR USD 1-Month plus 0.20%)
1.44%	08/19/37	[3]	20,136,246	18,540,859
Home Equity Mortgage Loan Trust, Series 2005-D, Class AII4
(LIBOR USD 1-Month plus 0.35%)
1.59%	03/25/36	[3]	11,010,000	10,959,111

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Impac CMB Trust, Series 2005-2, Class 1A1
(LIBOR USD 1-Month plus 0.52%)
1.76%	04/25/35	[3]	$6,675,797	$6,555,647
IndyMac Index Mortgage Loan Trust, Series 2005-AR19, Class A1
3.34%	10/25/35	[7]	3,941,711	3,475,110
IndyMac Index Mortgage Loan Trust, Series 2006-AR27, Class 1A3
(LIBOR USD 1-Month plus 0.27%)
1.51%	10/25/36	[3]	9,619,719	6,931,716
IndyMac Index Mortgage Loan Trust, Series 2006-AR7, Class 3A1
3.49%	05/25/36	[7]	720,541	645,963
IndyMac Index Mortgage Loan Trust, Series 2006-AR9, Class 3A3
3.33%	06/25/36	[7]	6,695,472	6,624,473
IndyMac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28		67,701	71,467
JPMorgan Mortgage Acquisition Trust, Series 2006-ACC1, Class M1
(LIBOR USD 1-Month plus 0.27%)
1.51%	05/25/36	[3]	8,497,000	8,402,660
JPMorgan Mortgage Acquisition Trust, Series 2006-CH1, Class M2
(LIBOR USD 1-Month plus 0.29%)
1.53%	07/25/36	[3]	12,135,000	11,827,341
JPMorgan Mortgage Acquisition Trust, Series 2007-CH1, Class MV1
(LIBOR USD 1-Month plus 0.23%)
1.47%	11/25/36	[3]	8,500,000	8,454,171
JPMorgan Mortgage Acquisition Trust, Series 2007-CH1, Class MV3
(LIBOR USD 1-Month plus 0.32%)
1.56%	11/25/36	[3]	14,417,000	14,247,199
JPMorgan Mortgage Acquisition Trust, Series 2007-CH5, Class A4
(LIBOR USD 1-Month plus 0.16%)
1.40%	06/25/36	[3]	13,019,311	12,923,347
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1
3.60%	08/25/35	[7]	77,953	75,837
JPMorgan Mortgage Trust, Series 2006-A3, Class 2A1
3.41%	05/25/36	[7]	65,288	55,293
JPMorgan Mortgage Trust, Series 2006-S2, Class 2A2
5.88%	06/25/21		456,526	445,014
JPMorgan Mortgage Trust, Series 2007-S1, Class 1A2
5.50%	03/25/22		267,495	277,112

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 158

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Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A3
4.35%	04/15/40		$8,796	$8,918
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-2A, Class 1A4
(LIBOR USD 1-Month plus 0.25%)
1.49%	06/25/37	[2,3]	4,203,591	3,854,209
Lehman XS Trust, Series 2005-4, Class 1A3
(LIBOR USD 1-Month plus 0.80%)
2.04%	10/25/35	[3]	164,124	162,493
Lehman XS Trust, Series 2005-5N, Class 3A1A
(LIBOR USD 1-Month plus 0.30%)
1.54%	11/25/35	[3]	7,372,026	7,113,223
Lehman XS Trust, Series 2006-1, Class 1A1
(LIBOR USD 1-Month plus 0.25%)
1.49%	02/25/36	[3]	1,804,348	1,783,210
MASTR Adjustable Rate Mortgages Trust, Series 2003-7, Class 3A1
2.62%	11/25/33	[7]	425,004	446,626
MASTR Adjustable Rate Mortgages Trust, Series 2004-15, Class 8A1
4.82%	10/25/34	[7]	707,183	717,813
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3A3
3.03%	04/25/34	[7]	132,124	132,272
MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 4A1
3.31%	02/25/36	[7]	109,573	105,917
MASTR Adjustable Rate Mortgages Trust, Series 2007-2, Class A2[8]
0.00%	03/25/47	5,9,†	20,725,600	—
MASTR Asset-Backed Securities Trust, Series 2007-HE1, Class A4
(LIBOR USD 1-Month plus 0.28%)
1.52%	05/25/37	[3]	3,150,000	2,253,786
Merrill Lynch Alternative Note Asset, Series 2007-A3, Class A2D (IO)
(LIBOR USD 1-Month plus 0.33%)
1.57%	04/25/37	[3,5,6]	883,581	105,361
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2006-FF13, Class A2C
(LIBOR USD 1-Month plus 0.16%)
1.40%	10/25/36	[3]	1,195,747	889,154
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2006-FF18, Class A2D
(LIBOR USD 1-Month plus 0.21%)
1.45%	12/25/37	[3]	1,880,252	1,352,406

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A4
(LIBOR USD 1-Month plus 0.25%)
1.49%	07/25/37	[3]	$1,453,217	$930,512
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-FF1, Class A2D
(LIBOR USD 1-Month plus 0.22%)
1.46%	01/25/38	[3]	6,406,458	4,457,562
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-FF2, Class A2B
(LIBOR USD 1-Month plus 0.10%)
1.34%	03/25/37	[3]	897,620	555,855
Merrill Lynch Mortgage Investors Trust, Series 2003-A6, Class 2A
3.52%	10/25/33	[7]	303,797	310,349
Merrill Lynch Mortgage-Backed Securities Trust, Series 2007-2, Class 1A1
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.40%)
3.63%	08/25/36	[3]	2,892,838	2,840,173
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		79,887	90,878
Morgan Stanley Capital I Trust, Series 2006-NC2, Class A2D
(LIBOR USD 1-Month plus 0.29%)
1.53%	02/25/36	[3]	3,940,600	3,699,037
Morgan Stanley Home Equity Loan Trust, Series 2006-2, Class A4
(LIBOR USD 1-Month plus 0.28%)
1.52%	02/25/36	[3]	4,683,489	4,606,706
Morgan Stanley Mortgage Loan Trust, Series 2004-7AR, Class 2A4
3.00%	09/25/34	[7]	824,182	833,221
Morgan Stanley Mortgage Loan Trust, Series 2005-6AR, Class 1A1
(LIBOR USD 1-Month plus 0.28%)
1.52%	11/25/35	[3]	104,165	104,855
Morgan Stanley Mortgage Loan Trust, Series 2006-2, Class 1A
5.25%	02/25/21		253,163	250,956
Morgan Stanley Resecuritization Trust, Series 2013-R3, Class 12A
3.39%	01/26/47	[2,7]	162,381	162,881
Morgan Stanley Resecuritization Trust, Series 2014-R9, Class 3A
(Federal Reserve US 12-Month Cumulative Average plus 0.84%)
1.67%	11/26/46	[2,3]	4,564,731	4,432,512
MortgageIT Trust, Series 2005-2, Class 2A
(LIBOR USD 1-Month plus 1.65%)
2.89%	05/25/35	[3]	3,052,396	3,019,938

See accompanying notes to Schedule of Portfolio Investments.

159 / Semi-Annual Report September 2017

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MortgageIT Trust, Series 2005-4, Class A1
(LIBOR USD 1-Month plus 0.28%)
1.52%	10/25/35	[3]	$5,113,625	$5,055,024
MortgageIT Trust, Series 2005-5, Class A1
(LIBOR USD 1-Month plus 0.26%)
1.50%	12/25/35	[3]	816,772	817,775
New Century Home Equity Loan Trust, Series 2005-D, Class A2D
(LIBOR USD 1-Month plus 0.33%)
1.57%	02/25/36	[3]	4,691,787	4,656,521
New York Mortgage Trust, Series 2005-3, Class A1
(LIBOR USD 1-Month plus 0.48%)
1.72%	02/25/36	[3]	1,367,199	1,340,624
Nomura Asset Acceptance Corp., Series 2005-AR4, Class 4A1
3.89%	08/25/35	[7]	6,244,761	6,261,658
Nomura Resecuritization Trust, Series 2016-2R, Class 1A1
0.87%	09/26/36	[2]	10,062,297	9,932,527
Nomura Resecuritization Trust, Series 2011-2RA, Class 1A2
3.43%	12/26/46	[2,7]	9,950,540	10,088,741
Oakwood Mortgage Investors, Inc., Series 2000-A, Class A5
8.16%	09/15/29	[7]	11,494,515	7,198,987
Opteum Mortgage Acceptance Corp., Series 2005-3, Class M2
(LIBOR USD 1-Month plus 0.48%)
1.72%	07/25/35	[3]	11,301,000	10,398,400
Ownit Mortgage Loan Asset-Backed Certificates, Series 2006-2, Class A1
(LIBOR USD 1-Month plus 0.21%)
1.45%	01/25/37	[3]	16,176,411	15,266,237
Popular ABS Mortgage Pass-Through Trust, Series 2007-A, Class A3
(LIBOR USD 1-Month plus 0.31%)
1.55%	06/25/47	[3]	5,152,000	3,890,311
Residential Accredit Loans Trust, Series 2005-QA13, Class 2A1
4.24%	12/25/35	[7]	3,546,742	3,255,159
Residential Accredit Loans Trust, Series 2005-QA4, Class A41
3.87%	04/25/35	[7]	291,844	286,168
Residential Accredit Loans Trust, Series 2005-QA7, Class A21
3.87%	07/25/35	[7]	1,912,906	1,814,287
Residential Accredit Loans Trust, Series 2005-QA8, Class CB21
4.02%	07/25/35	[7]	1,411,273	1,181,551

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust, Series 2005-SP1, Class 4A1
7.00%	09/25/34		$158,226	$163,620
Residential Accredit Loans Trust, Series 2006-QS13, Class 2A1
5.75%	09/25/21		206,547	204,276
Residential Accredit Loans Trust, Series 2006-QS16, Class A6
6.00%	11/25/36		958,588	847,809
Residential Accredit Loans Trust, Series 2007-QS1, Class 2AV (IO)
0.17%	01/25/37	[5,6,7]	3,943,239	29,729
Residential Asset Securities Trust, Series 2004-KS9, Class AII4
(LIBOR USD 1-Month plus 0.60%)
1.84%	10/25/34	[3]	18,729	16,543
Residential Asset Securities Trust, Series 2005-KS9, Class M4
(LIBOR USD 1-Month plus 0.60%)
1.84%	10/25/35	[3]	5,465,000	5,409,441
Residential Asset Securities Trust, Series 2006-A9CB, Class A9
6.00%	09/25/36		6,305,837	4,088,135
Residential Funding Mortgage Securities Trust, Series 2007-SA2, Class 1A
3.73%	04/25/37	[7]	368,660	253,941
Saxon Asset Securities Trust, Series 2005-4, Class M1
(LIBOR USD 1-Month plus 0.44%)
1.68%	11/25/37	[3]	8,400,000	8,143,130
Securitized Asset-Backed Receivables LLC Trust, Series 2007-BR2, Class A2
(LIBOR USD 1-Month plus 0.23%)
1.47%	02/25/37	[3]	1,676,526	1,077,896
Securitized Asset-Backed Receivables LLC Trust, Series 2007-BR4, Class A2B
(LIBOR USD 1-Month plus 0.20%)
1.44%	05/25/37	[3]	3,024,511	2,165,383
Securitized Asset-Backed Receivables LLC Trust, Series 2007-NC1, Class A2B
(LIBOR USD 1-Month plus 0.15%)
1.39%	12/25/36	[3]	8,446,365	5,208,746
Soundview Home Loan Trust, Series 2006-WF2, Class M1
(LIBOR USD 1-Month plus 0.22%)
1.46%	12/25/36	[3]	12,750,000	12,694,021
Soundview Home Loan Trust, Series 2007-WMC1, Class 3A3
(LIBOR USD 1-Month plus 0.26%)
1.50%	02/25/37	[3]	1,192,982	480,495

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 160

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 2A
3.41%	09/25/34	[7]	$1,131,128	$1,122,571
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 4A2
3.40%	03/25/34	[7]	1,910,495	1,930,046
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-12, Class 3A1
3.35%	06/25/35	[7]	2,180,759	2,050,837
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-21, Class 2A
3.48%	11/25/35	[7]	2,105,632	1,964,180
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class 1A3
3.41%	04/25/35	[7]	5,474,215	5,366,070
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-11, Class 1A1
(LIBOR USD 1-Month plus 0.16%)
1.40%	12/25/36	[3]	225,979	206,492
Structured Asset Mortgage Investments II Trust, Series 2006-AR3, Class 22A1
2.83%	05/25/36	[7]	700,866	483,983
Structured Asset Mortgage Investments II Trust, Series 2006-AR5, Class 1A1
(LIBOR USD 1-Month plus 0.21%)
1.45%	05/25/36	[3]	582,686	460,599
Structured Asset Mortgage Investments, Inc., Series 2007-AR6, Class A1
(Federal Reserve US 12-Month Cumulative Average plus 1.50%)
2.39%	08/25/47	[3]	15,254,279	14,481,350
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-2XS, Class 2A2
(LIBOR USD 1-Month plus 1.50%)
2.74%	02/25/35	[3]	242,761	239,711
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-4XS, Class 2A1A
(LIBOR USD 1-Month plus 1.75%)
2.99%	03/25/35	[3]	2,902,104	2,796,567
Structured Asset Securities Corp., Series 2003-34A, Class 3A3
3.36%	11/25/33	[7]	125,289	126,465
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-04, Class 3A1
3.74%	10/25/37	[7]	3,748,111	3,650,051
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-S1, Class 2A1
3.54%	01/25/37	[7]	1,443,574	1,444,031
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-S1, Class 5A1
3.77%	01/25/37	[7]	822,010	812,372

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A2
(LIBOR USD 1-Month plus 0.11%)
1.35%	01/25/37	[3]	$4,452,086	$2,717,220
WaMu Mortgage Pass-Through Certificates, Series 2004-AR13, Class A1A
(LIBOR USD 1-Month plus 0.72%)
1.96%	11/25/34	[3]	334,549	332,748
WaMu Mortgage Pass-Through Certificates, Series 2004-AR14, Class A1
2.92%	01/25/35	[7]	1,211,501	1,242,345
WaMu Mortgage Pass-Through Certificates, Series 2004-AR6, Class A
(LIBOR USD 1-Month plus 0.42%)
1.66%	05/25/44	[3]	198,415	196,417
WaMu Mortgage Pass-Through Certificates, Series 2005-AR1, Class A1A
(LIBOR USD 1-Month plus 0.64%)
1.88%	01/25/45	[3]	337,485	335,867
WaMu Mortgage Pass-Through Certificates, Series 2005-AR11, Class A1A
(LIBOR USD 1-Month plus 0.32%)
1.56%	08/25/45	[3]	843,972	827,742
WaMu Mortgage Pass-Through Certificates, Series 2005-AR12, Class 1A6
3.16%	10/25/35	[7]	2,859,871	2,882,390
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1
(LIBOR USD 1-Month plus 0.29%)
1.53%	10/25/45	[3]	1,992,449	1,969,488
WaMu Mortgage Pass-Through Certificates, Series 2005-AR14, Class 2A1
3.17%	12/25/35	[7]	54,932	51,026
WaMu Mortgage Pass-Through Certificates, Series 2005-AR16, Class 1A3
2.91%	12/25/35	[7]	3,044,727	2,976,081
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A21
(LIBOR USD 1-Month plus 0.33%)
1.57%	01/25/45	[3]	1,551,180	1,510,018
WaMu Mortgage Pass-Through Certificates, Series 2005-AR6, Class 2A1A
(LIBOR USD 1-Month plus 0.23%)
1.47%	04/25/45	[3]	1,713,589	1,686,994
WaMu Mortgage Pass-Through Certificates, Series 2005-AR9, Class A1A
(LIBOR USD 1-Month plus 0.64%)
1.88%	07/25/45	[3]	1,554,067	1,551,894
WaMu Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A
(Federal Reserve US 12-Month Cumulative Average plus 1.00%)

See accompanying notes to Schedule of Portfolio Investments.

161 / Semi-Annual Report September 2017

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
1.89%	02/25/46	[3]	$9,240,000	$9,078,929
WaMu Mortgage Pass-Through Certificates, Series 2006-AR4, Class 1A1A
(Federal Reserve US 12-Month Cumulative Average plus 0.94%)
1.77%	05/25/46	[3]	3,920,830	3,856,949
WaMu Mortgage Pass-Through Certificates, Series 2006-AR7, Class 2A
(Federal Reserve US 12-Month Cumulative Average plus 0.98%)
1.87%	07/25/46	[3]	7,449,785	7,232,095
WaMu Mortgage Pass-Through Certificates, Series 2007-HY3, Class 1A1
2.84%	03/25/37	[7]	3,692,028	3,458,528
WaMu Mortgage Pass-Through Certificates, Series 2007-OA2, Class 1A
(Federal Reserve US 12-Month Cumulative Average plus 0.70%)
1.59%	03/25/47	[3]	8,393,624	7,591,837
WaMu Mortgage Pass-Through Certificates, Series 2007-OA5, Class 1A
(Federal Reserve US 12-Month Cumulative Average plus 0.75%)
1.64%	06/25/47	[3]	2,705,899	2,601,153
Wells Fargo Alternative Loan Trust, Series 2007-PA5, Class 1A1
6.25%	11/25/37		57,512	56,437
Wells Fargo Home Equity Trust, Series 2006-1, Class A4
(LIBOR USD 1-Month plus 0.25%)
1.49%	07/25/36	[3]	3,288,661	3,263,577
Wells Fargo Home Equity Trust, Series 2007-1, Class A3
(LIBOR USD 1-Month plus 0.32%)
1.56%	03/25/37	[3]	4,690,000	3,738,739
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR4, Class 1A1
3.35%	04/25/36	[7]	298,175	282,367
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 7A1
3.49%	10/25/35	[7]	1,795,659	1,771,647
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A2
3.39%	07/25/36	[7]	298,878	301,451
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1
3.52%	10/25/36	[7]	1,476,224	1,457,066
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A1
3.18%	03/25/36	[7]	2,624,332	2,658,908

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR8, Class 3A2
3.17%	04/25/36	[7]	$2,753,065	$2,725,865

				786,030,430

U.S. Agency Commercial Mortgage-Backed — 6.23%
Fannie Mae-Aces, Series 2003-M2, Class D
4.68%	01/25/33	[7]	1,024,961	1,082,160
Fannie Mae-Aces, Series 2009-M2, Class X
1.65%	01/25/19	[7]	50,845,221	570,229
Fannie Mae-Aces, Series 2010-M5, Class X
1.04%	07/25/20	[7]	24,690,782	598,737
Fannie Mae-Aces, Series 2011-M5, Class X
1.27%	07/25/21	[7]	74,845,415	2,752,777
Fannie Mae-Aces, Series 2012-M17, Class X2
0.53%	11/25/22	[7]	140,895,013	2,510,045
Fannie Mae-Aces, Series 2012-M2, Class X
0.82%	02/25/22	[7]	83,239,304	2,063,473
Fannie Mae-Aces, Series 2012-M4, Class X1
0.67%	04/25/22	[7]	79,549,053	1,624,972
Fannie Mae-Aces, Series 2012-M9, Class ASQ2
1.51%	12/25/17		928,785	928,120
Fannie Mae-Aces, Series 2013-M13, Class FA
(LIBOR USD 1-Month plus 0.35%)
1.59%	05/25/18	[3]	11,785,918	11,795,833
Fannie Mae-Aces, Series 2013-M14, Class FA
(LIBOR USD 1-Month plus 0.35%)
1.59%	08/25/18	[3]	8,440,232	8,453,675
Fannie Mae-Aces, Series 2013-M4, Class ASQ2
1.45%	02/25/18		3,686,534	3,681,976
Fannie Mae-Aces, Series 2016-M13, Class FA
(LIBOR USD 1-Month plus 0.67%)
1.96%	11/25/23	[3]	12,515,087	12,530,306
Fannie Mae-Aces, Series 2016-M2, Class X3
1.98%	04/25/36	[7]	31,871,823	1,965,621

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 162

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Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF34, Class A
(LIBOR USD 1-Month plus 0.36%)
1.59%	08/25/24	[3]	$7,485,000	$7,503,559
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K004, Class AX1
1.44%	08/25/19	[7]	84,213,574	1,811,451
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K005, Class A2
4.32%	11/25/19		18,200,000	19,016,841
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K007, Class A2
4.22%	03/25/20		18,325,000	19,225,960
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K007, Class X1 (IO)
1.22%	04/25/20	[7]	50,885,247	1,125,800
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K008, Class X3
5.44%	08/25/20	[7]	11,970,000	1,593,460
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K009, Class X2 (IO)
5.37%	09/25/40	[7]	10,498,652	1,465,454
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K702, Class X1 (IO)
1.62%	02/25/18	[7]	54,333,183	119,590
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K703, Class A2
2.70%	05/25/18		7,301,280	7,329,593
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K719, Class X1
0.57%	06/25/22	[7]	93,203,769	1,192,542
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF02, Class A1
(LIBOR USD 1-Month plus 0.38%)
1.61%	07/25/20	[3]	3,138,046	3,140,760
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF02, Class A2
(LIBOR USD 1-Month plus 0.55%)
1.78%	07/25/20	[3]	3,690,026	3,698,126

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF04, Class A
(LIBOR USD 1-Month plus 0.31%)
1.54%	06/25/21	[3]	$8,845,648	$8,859,621
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KGRP, Class A
(LIBOR USD 1-Month plus 0.38%)
1.61%	04/25/20	[3]	21,592,829	21,625,098
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KJ04, Class A1
1.38%	10/25/20		11,341,216	11,283,984
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KJ05, Class A1
1.42%	05/25/21		19,255,082	19,086,176
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KP01, Class X (IO)
3.24%	01/25/19	[7]	16,046,466	263,642
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS02, Class A
(LIBOR USD 1-Month plus 0.38%)
1.61%	08/25/23	[3]	5,387,695	5,401,145
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS03, Class A4
4.19%	08/25/19		3,055,000	3,173,899
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS07, Class X
0.78%	09/25/25	[7]	104,500,000	4,588,746
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSCT, Class A1
3.19%	12/25/19		3,435,100	3,486,247
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSCT, Class AX
1.19%	01/25/20	[7]	30,791,823	647,150
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KC01, Class X1
0.85%	12/25/22	[7]	98,452,461	2,365,798
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS01, Class X1 (IO)
1.47%	01/25/23	[7]	31,437,874	1,532,323
FREMF Mortgage Trust, Series 2011-K701, Class B
4.27%	07/25/48	[2,7]	11,500,000	11,503,304

See accompanying notes to Schedule of Portfolio Investments.

163 / Semi-Annual Report September 2017

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Ginnie Mae, Series 2006-3, Class C
5.24%	04/16/39	[7]	$532,450	$534,394
Ginnie Mae, Series 2011-109, Class AB
2.70%	04/16/43		69,887	69,890
Ginnie Mae, Series 2011-152, Class IO
0.72%	08/16/51	[7]	20,967,031	462,847
Ginnie Mae, Series 2011-77, Class (IO)
0.60%	04/16/42	[7]	10,617,624	535,075
Ginnie Mae, Series 2011-86, Class B
3.00%	02/16/41		2,362,937	2,374,346
Ginnie Mae, Series 2011-9, Class D
3.52%	04/16/44	[7]	8,810,000	9,040,952
Ginnie Mae, Series 2012-112, Class IO
0.31%	02/16/53	[7]	72,814,529	1,769,124
Ginnie Mae, Series 2014-103, Class IO
0.65%	05/16/55	[7]	44,707,303	1,821,367
Ginnie Mae, Series 2014-125, Class (IO)
0.97%	11/16/54	[7]	42,683,677	2,848,186
Ginnie Mae, Series 2016-22, Class IX
1.26%	06/16/38	[7]	20,679,579	2,103,355
Ginnie Mae, Series 2017-44, Class IO
0.70%	04/17/51	[7]	26,935,279	1,741,956

				234,899,685

U.S. Agency Mortgage-Backed — 4.63%
Fannie Mae Pool 463617
4.91%	10/01/19		3,937,382	4,130,806
Fannie Mae Pool 464814
4.43%	04/01/20		2,854,516	3,004,112
Fannie Mae Pool 467626
3.74%	05/01/18		3,860,386	3,872,807
Fannie Mae Pool 468048
4.41%	05/01/21		1,666,614	1,783,062
Fannie Mae Pool 468551
3.98%	07/01/21		3,885,000	4,123,549
Fannie Mae Pool 468861
3.84%	08/01/21		3,907,622	4,133,452
Fannie Mae Pool 469629
3.43%	12/01/21		8,137,812	8,521,945
Fannie Mae Pool 469853
3.32%	12/01/21		17,859,456	18,602,841
Fannie Mae Pool 471474
2.61%	05/01/19		3,190,000	3,221,790
Fannie Mae Pool 958777
4.43%	05/01/19		5,079,933	5,273,475
Fannie Mae Pool AE0134
4.40%	02/01/20		890,000	939,332

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AE0918
3.67%	10/01/20		$258,123	$269,445
Fannie Mae Pool AL0151
4.38%	04/01/21		276,626	295,335
Fannie Mae Pool AL0290
4.45%	04/01/21		11,131,799	11,928,112
Fannie Mae Pool AL0600
4.30%	07/01/21		129,960	138,828
Fannie Mae Pool AL5584
4.42%	12/01/20		3,935,029	4,167,441
Fannie Mae Pool AN0026
3.48%	11/01/35		3,702,700	3,811,049
Fannie Mae Pool AN0564
3.20%	03/01/31		7,500,000	7,621,547
Fannie Mae Pool AN0971
3.11%	02/01/28		7,535,000	7,641,296
Fannie Mae Pool AN0976
3.26%	02/01/28		2,970,000	3,052,473
Fannie Mae Pool AN1151
3.20%	03/01/31		3,726,323	3,787,854
Fannie Mae Pool AN2799
2.21%	09/01/26		12,655,000	12,128,027
Fannie Mae Pool AN3516
(LIBOR USD 1-Month plus 0.65%)
1.88%	11/01/26	[3]	17,245,000	17,265,364
Fannie Mae Pool AN3597
(LIBOR USD 1-Month plus 0.64%)
1.87%	11/01/26	[3]	15,000,000	15,043,355
Fannie Mae Pool FN0000
3.59%	09/01/20		375,350	390,375
Fannie Mae Pool FN0003
4.28%	01/01/21		5,589,034	5,956,093
Fannie Mae REMICS, Series 2003-64, Class KS
8.05%	07/25/18	[3]	1,405	1,366
Fannie Mae REMICS, Series 2006-11, Class PS
(-3.67 X LIBOR USD 1-Month plus 24.57%, 24.57% Cap)
20.03%	03/25/36	[3]	28,790	44,159
Fannie Mae REMICS, Series 2006-8, Class HJ (IO)
5.36%	03/25/36	[3]	1,700,335	291,556
Fannie Mae REMICS, Series 2007-52, Class LS (IO)
4.81%	06/25/37	[3]	66,853	9,138
Fannie Mae REMICS, Series 2007-77, Class SK (IO)
4.63%	08/25/37	[3]	133,073	20,821

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 164

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2007-88, Class JI (IO)
5.21%	04/25/37	[3]	$1,577,256	$315,944
Fannie Mae REMICS, Series 2008-18, Class SM (IO)
5.76%	03/25/38	[3]	78,966	12,408
Fannie Mae REMICS, Series 2008-62, Class SN (IO)
4.96%	07/25/38	[3]	356,129	60,422
Fannie Mae REMICS, Series 2010-116, Class SE (IO)
5.36%	10/25/40	[3]	95,006	15,134
Fannie Mae REMICS, Series 2014-49, Class CF
(LIBOR USD 1-Month plus 1.00%)
2.24%	07/25/43	[3]	14,521,503	14,739,140
Freddie Mac REMICS, Series 2711, Class FA
(LIBOR USD 1-Month plus 1.00%)
2.23%	11/15/33	[3]	99,604	101,699
Freddie Mac REMICS, Series 2733, Class FB
(LIBOR USD 1-Month plus 0.60%)
1.83%	10/15/33	[3]	453,689	458,725
Freddie Mac REMICS, Series 3327, Class LZ
6.00%	06/15/37		305,941	334,428
Freddie Mac REMICS, Series 3339, Class JS
(-6.50 X LIBOR USD 1-Month plus 42.83%, 42.83% Cap)
34.81%	07/15/37	[3]	22,021	41,552
Freddie Mac REMICS, Series 3404, Class AS (IO)
4.66%	01/15/38	[3]	98,224	16,075
Freddie Mac REMICS, Series 3439, Class SC (IO)
4.67%	04/15/38	[3]	68,912	9,806
Freddie Mac REMICS, Series 3828, Class TF
(LIBOR USD 1-Month plus 0.40%)
1.63%	04/15/29	[3]	74,107	74,241
Freddie Mac REMICS, Series 4030, Class HS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.61%, 6.61% Cap)
5.38%	04/15/42	[3]	226,724	40,765
Freddie Mac REMICS, Series 4638, Class UF
(LIBOR USD 1-Month plus 1.00%)
2.24%	09/15/44	[3]	5,886,948	5,952,424
Freddie Mac, Series 3885, Class PO (PO)
0.00%	11/15/33	[10]	35,034	30,320

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae, Series 2011-146, Class EI (IO)
5.00%	11/16/41		$176,737	$36,344
Ginnie Mae, Series 2011-69, Class GI (IO)
5.00%	05/16/40		295,569	23,529
Ginnie Mae, Series 2011-70, Class IL (IO)
0.60%	06/16/37	[3]	1,061,110	21,737
Ginnie Mae, Series 2011-81, Class IC (IO)
0.62%	07/20/35	[3]	1,695,619	32,412
Ginnie Mae, Series 2012-7, Class PI (IO)
3.50%	01/20/38		92,691	3,035
Ginnie Mae, Series 2013-135, Class CS (IO)
4.97%	09/16/43	[3]	4,153,126	697,823

				174,488,768

Total Mortgage-Backed
(Cost $1,485,371,146)				1,496,019,696

MUNICIPAL BONDS — 0.94%*
California — 0.43%
California Health Facilities Financing Authority, Saint Joseph Health, Series A
3.00%	10/01/41		875,000	784,595
3.00%	10/01/47		3,600,000	3,098,736
4.00%	10/01/47		2,330,000	2,411,037
Los Angeles Department of Water & Power, Build America Bonds, Series SY
6.01%	07/01/39		1,950,000	2,513,999
State of California, Build America Bonds
7.95%	03/01/36		6,650,000	7,504,325

				16,312,692

Massachusetts — 0.17%
Commonwealth of Massachusetts, Build America Bonds, Public Improvements
4.91%	05/01/29		4,490,000	5,255,365
Commonwealth of Massachusetts, Public Improvements, Series E
3.00%	04/01/44		1,325,000	1,189,293

				6,444,658

New York — 0.24%
City of New York, Build America Bonds, Series F1
6.65%	12/01/31		3,000,000	3,428,310
New York City Municipal Water Finance Authority, Build America Bonds, Series SE
6.49%	06/15/42		1,650,000	1,825,659

See accompanying notes to Schedule of Portfolio Investments.

165 / Semi-Annual Report September 2017

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
New York (continued)
New York State Dormitory Authority, Build America Bonds
5.29%	03/15/33		$3,100,000	$3,648,514

				8,902,483

Wisconsin — 0.10%
Wisconsin Health & Educational Facilities Authority, Ascension Health Credit Group
4.00%	11/15/39		2,130,000	2,203,762
4.00%	11/15/46		1,675,000	1,711,733

				3,915,495

Total Municipal Bonds
(Cost $34,368,025)				35,575,328

U.S. AGENCY SECURITIES — 0.09%
U.S. Agency Securities — 0.09%
Federal Farm Credit Bank
1.27%	05/03/18	[3]	3,250,000	3,253,415

Total U.S. Agency Securities
(Cost $3,249,951)				3,253,415

U.S. TREASURY SECURITIES — 1.94%
U.S. Treasury Notes — 1.94%
U.S. Treasury Notes
1.00%	12/31/17		16,550,000	16,545,030
1.32%	01/31/18	[3]	20,000,000	20,020,747
U.S. Treasury Notes (WI)
1.88%	09/30/22		36,530,000	36,442,998

Total U.S. Treasury Securities
(Cost $73,119,552)				73,008,775

Total Bonds – 89.15%
(Cost $3,328,645,129)				3,362,169,134

Issues			Shares	Value
COMMON STOCK — 0.06%
Electric — 0.06%
Homer City Holdings LLC[2,5,6]			112,222	2,272,495

Total Common Stock
(Cost $5,519,754)

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 13.53%
Foreign Government Obligations — 5.79%
Japan Treasury Discount Bill, Series 695 (Japan)
0.00%[11]	10/16/17	[4]	$16,370,000,000	$145,432,904
Japan Treasury Discount Bill, Series 711 (Japan)
0.00%[11]	01/10/18	[4]	8,210,000,000	72,962,186

				218,395,090

Money Market Funds — 2.47%
Dreyfus Government Cash Management Fund
0.92%[12]			93,002,000	93,002,000
Fidelity Investments Money Market Funds - Government Portfolio
0.91%[12,13]			258	258

				93,002,258

U.S. Treasury Bills — 5.27%
U.S. Treasury Bills
0.95%[11]	01/18/18		56,000,000	55,831,160
0.99%[11]	02/01/18		39,000,000	38,859,903
1.02%[11]	02/08/18		45,000,000	44,826,656
1.05%[11]	02/15/18		15,000,000	14,939,083
1.05%[11]	03/01/18	[14]	2,339,000	2,328,109
1.09%[11]	01/11/18		42,000,000	41,882,156

				198,667,067

Total Short-Term Investments
(Cost $511,805,907)				510,064,415

Total Investments – 102.74%
(Cost $3,845,970,790)[1]				3,874,506,044

Liabilities in Excess of Other Assets – (2.74)%				(103,228,713)

Net Assets – 100.00%				$3,771,277,331

Notes:

[1]	Cost for federal income tax purposes is $3,846,191,543 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$69,759,834
Gross unrealized (depreciation)	(37,443,859)

Net unrealized appreciation	$32,315,975

[2]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[3]	Floating rate security. The rate disclosed was in effect at September 30, 2017.
[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $58,112,152, which is 1.54% of total net assets.

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 166

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2017 (Unaudited)

[7]	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
[8]	Non-income producing security.
[9]	Security is currently in default with regard to scheduled interest or principal payments.
[10]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2017.
[11]	Represents annualized yield at date of purchase.
[12]	Represents the current yield as of September 30, 2017.
[13]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $258.
[14]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $2,328,109.
†	Fair valued security. The aggregate value of fair valued securities is $13,808,857, which is 0.37% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(CLO): Collateralized Loan Obligation

(EMTN): Euro medium-term note

(GMTN): Global medium-term note

(IO): Interest only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(PO): Principal only

(STEP): Step coupon bond

(USD): U.S. dollar

(WI): When issued

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 73,950,588	JPY 8,140,000,000	Goldman Sachs International	10/16/17	$1,574,455
USD 73,851,731	JPY 8,230,000,000	Goldman Sachs International	10/16/17	675,371

				2,249,826

USD 73,197,044	JPY 8,210,000,000	Goldman Sachs International	01/10/18	(135,059)

NET UNREALIZED APPRECIATION				$2,114,767

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five Year Note	836	12/29/17	$98,230,000	$(660,920)	$(660,920)
FUTURES CONTRACTS: SHORT POSITIONS
Euro-Bobl	251	12/07/17	(27,851,597)	136,293	136,293
U.S. Treasury Ten Year Note	580	12/19/17	(72,681,250)	868,392	868,392
U.S. Treasury Ultra Bond	422	12/19/17	(69,682,750)	1,542,942	1,542,942

			(170,215,597)	2,547,627	2,547,627

TOTAL FUTURES CONTRACTS			$(71,985,597)	$1,886,707	$1,886,707

See accompanying notes to Schedule of Portfolio Investments.

167 / Semi-Annual Report September 2017

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Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2017 (Unaudited)

ASSETS:	ALPHATRAK 500 FUND	FLOATING RATE INCOME FUND

Investments, at value (Cost $16,842,057, $257,731,938, $790,988,219, $1,410,468,395, $3,114,844,459, $103,285,349, $91,702,640,051, $138,435,435, and $3,845,970,790, respectively) (Note 2)	$16,843,837	$257,129,692
Cash and cash equivalents (Note 2)	40,179	796,347
Cash on deposit with brokers for collateral on swaps (Note 2)	—	—
Premiums paid for swap contracts	—	—
Unrealized appreciation on foreign currency exchange contracts	—	52,109
Unrealized appreciation on foreign currency transactions	—	—
Dividends and interest receivable	98,461	509,102
Due from Adviser (Note 6)	801	6,681
Net unrealized appreciation on unfunded commitments (Note 8)	—	4,879
Receivable for securities sold	—	10,028,226
Receivables from Lehman Brothers, at value (Cost $0, $0, $42,996, $0, $0, $81,693, $0, $0, and $0, respectively) (Note 3)	—	—
Receivable for capital stock sold	34,973	1,015,116
Receivable for daily variation margin on futures contracts (Note 3)	50,700	—
Other assets	12,914	31,770

Total assets	17,081,865	269,573,922

Liabilities:
Unrealized depreciation on foreign currency exchange contracts	—	—
Unrealized depreciation on swap contracts	—	—
Options written, at value (Premiums received $0, $0, $0, $0, $540,000, $0, $8,821,500, $0, and $0, respectively) (Note 3)	—	—
Bank overdraft	—	—
Payable for securities purchased	96,815	22,712,236
Payable for capital stock redeemed	5,545	96,452
Payable for daily variation margin on futures contracts (Note 3)	—	—
Line of credit commitment fee payable	—	244
Distributions payable	207	36,270
Administrative fees payable	11,267	26,921
Advisory fees payable (Note 6)	—	113,804
Audit fees payable	15,166	—
Transfer agent fees payable	1,458	22,361
Accrued distribution (12b-1) and service fees payable	—	4,441
Accrued other expenses	2,719	6,082

Total liabilities	133,177	23,018,811

Net assets	$16,948,688	$246,555,111

Class M Shares:
Net assets (Applicable to 1,774,727, 1,618,366, 30,871,455, 7,453,296, 133,510,086, 4,667,302, 1,256,151,643, 14,903,600, and 125,222,075, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$16,948,688	$16,251,259

Net asset value, offering and redemption price per Class M share	$9.55	$10.04

Class I Shares:
Net assets (Applicable to 0, 22,943,713, 46,559,188, 100,103,110, 200,206,626, 8,245,987, 4,525,927,269, 15,372,885, and 189,373,158, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$230,303,852

Net asset value, offering and redemption price per Class I share	N/A	$10.04

Administrative Class:

Net assets (Applicable to 0, 0, 0, 0, 648,434, 0, 85,494,277, 0, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)

	N/A	N/A

Net asset value, offering and redemption price per Administrative Class share	N/A	N/A

Plan Class:
Net assets (Applicable to 0, 0, 0, 0, 0, 0, 1,736,727,408, 0, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A

Net asset value, offering and redemption price per Plan Class share	N/A	N/A

Net Assets Consist of:
Capital paid-in (Note 8)	$43,885,147	$247,566,581
Undistributed (distributions in excess of) net investment income	16,184	319,631
Accumulated undistributed net realized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, foreign currency transactions, options written and swap contracts	(27,147,549)	(785,843)
Net unrealized appreciation/(depreciation) on investments	1,780	(597,367)
Net unrealized appreciation/(depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options written and swap contracts	193,126	52,109

Net assets	$16,948,688	$246,555,111

[1]	Consolidated Statement of Assets and Liabilities.

See accompanying notes to financial statements.

169 / Semi-Annual Report September 2017

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2017 (Unaudited)

HIGH YIELD BOND FUND[1]	INTERMEDIATE BOND FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

$777,801,924	$1,416,940,725	$3,120,271,561	$104,031,606	$92,144,701,175	$138,495,289	$3,874,506,044
2,680,609	431,142	426,657	21,879	—	21,888	172,869
—	—	—	—	4,290,000	—	—
208,714	—	—	—	—	—	—
—	268,050	2,054,400	26,986	27,190,260	28,573	2,249,826
23,243	45,984	69,267	746	3,367,405	8,419	150,706
8,603,699	5,167,011	12,057,256	766,921	402,091,552	429,961	21,600,013
29,224	—	—	10,911	—	20,395	—
—	—	—	—	—	—	—
29,589,057	8,207,945	2,071,740	—	4,186,568,958	36	4,243,338

—	—	—	—	—	—	—
484,278	432,705	5,650,031	118,955	239,389,474	163,032	8,945,072
—	—	—	8,672	467,679	—	135,940
11,538	16,477	6,180	21,046	3,400	21,565	130,069

819,432,286	1,431,510,039	3,142,607,092	105,007,722	97,008,069,903	139,189,158	3,912,133,877

20,892	41,209	61,936	658	3,343,917	7,567	135,059
435,537	—	—	—	—	—	—

—	—	17,835	—	14,843,750	—	—
—	—	—	—	5,413,392	—	—
61,688,878	304,936,455	216,227,520	413,506	16,570,462,048	9,518,943	123,876,321
1,027,132	4,625,138	3,309,224	278,673	220,436,489	184,442	11,619,992
—	160,402	366,585	690	714,490	—	317,494
1,329	1,694	4,381	182	106,224	196	3,177
162,875	133,097	294,017	28,617	18,226,630	25,551	2,146,820
27,070	31,324	50,573	16,880	721,928	17,847	56,912
320,312	336,259	749,750	169,571	23,913,433	27,735	2,064,773
16,465	20,755	21,666	17,597	93,801	16,733	—
132,146	145,620	499,905	22,062	8,880,322	19,677	218,668
64,774	14,058	193,610	8,219	2,735,217	8,654	315,527
1,631	37,448	98,913	8,340	2,651,118	8,099	101,803

63,899,041	310,483,459	221,895,915	964,995	16,872,542,759	9,835,444	140,856,546

$755,533,245	$1,121,026,580	$2,920,711,177	$104,042,727	$80,135,527,144	$129,353,714	$3,771,277,331

$301,286,675	$77,706,173	$1,165,342,761	$37,617,090	$13,420,438,814	$63,628,646	$1,501,842,454

$9.76	$10.43	$8.73	$8.06	$10.68	$4.27	$11.99

$454,246,570	$1,043,320,407	$1,748,054,929	$66,425,637	$48,342,728,648	$65,725,068	$2,269,434,877

$9.76	$10.42	$8.73	$8.06	$10.68	$4.28	$11.98

N/A	N/A	$7,313,487	N/A	$913,951,763	N/A	N/A

N/A	N/A	$11.28	N/A	$10.69	N/A	N/A

N/A	N/A	N/A	N/A	$17,458,407,919	N/A	N/A

N/A	N/A	N/A	N/A	$10.05	N/A	N/A

$847,387,116	$1,126,526,495	$3,034,025,520	$162,836,048	$80,407,521,776	$159,402,761	$3,731,952,434
2,308,876	(412,889)	(2,684,274)	555,888	(50,529,087)	(172,374)	3,019,503

(80,485,250)	(11,144,686)	(117,200,971)	(60,098,959)	(655,301,968)	(29,960,511)	3,715,065
(13,229,291)	6,472,330	5,427,102	664,564	442,061,124	59,854	28,535,254

(448,206)	(414,670)	1,143,800	85,186	(8,224,701)	23,984	4,055,075

$755,533,245	$1,121,026,580	$2,920,711,177	$104,042,727	$80,135,527,144	$129,353,714	$3,771,277,331

See accompanying notes to financial statements.

Semi-Annual Report September 2017 / 170

Metropolitan West Funds

Statements of Operations

For the Six Months Ended September 30, 2017 (Unaudited)

	ALPHATRAK 500 FUND	FLOATING RATE INCOME FUND
Investment Income:
Interest	$192,279	$5,197,671
Dividends	8,908	18,883

Total investment income	201,187	5,216,554

Expenses:
Investment advisory fees (Note 6)	2,530	657,057
Administration fees	26,923	63,738
Commitment fee	—	604
Custodian fees	10,662	13,576
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	—	30,060
Administrative Class	—	—
Insurance expense	20	977
Miscellaneous expenses	1,887	2,686
Professional fees	17,898	20,131
Registration and filing fees	14,059	38,412
Reports to shareholders	2,178	3,616
Transfer agent fees	14,715	66,840
Trustees’ fees and expenses	156	1,485
Repayment of reimbursed expenses - Class I (Note 6)	18,228	—

Total operating expenses	109,256	899,182
Expenses waived and reimbursed (Note 6)	—	(38,879)

Net expenses	109,256	860,303

Net investment income	91,931	4,356,251

Realized and Change in Unrealized Gain/(Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts, Foreign Currency Transactions, Options and Swaptions Written and Swap Contracts:
Net realized gain/(loss) on:
Investments	63,616	605,395
Futures contracts	1,201,468	—
Foreign currency exchange contracts	—	(9,032)
Foreign currency transactions	—	(213,411)
Options and swaptions written	—	—
Swap contracts	—	—

Net change in unrealized appreciation/(depreciation) on:
Investments	22,803	(1,192,226)
Futures contracts	299,608	—
Foreign currency exchange contracts	—	301,708
Foreign currency transactions	—	—
Options and swaptions written	—	—
Swap contracts	—	—

Net change in realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, options and swaptions written and swap contracts	1,587,495	(507,566)

Net Increase in Net Assets from Operations	$1,679,426	$3,848,685

[1]	Consolidated Statement of Operations.

See accompanying notes to financial statements.

171 / Semi-Annual Report September 2017

Metropolitan West Funds

Statements of Operations

For the Six Months Ended September 30, 2017 (Unaudited)

HIGH YIELD BOND FUND[1]	INTERMEDIATE BOND FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

$16,852,550	$13,087,497	$29,648,242	$3,199,653	$1,021,316,293	$1,056,204	$60,802,887
59,394	120,394	177,727	9,057	5,068,249	11,353	219,146

16,911,944	13,207,891	29,825,969	3,208,710	1,026,384,542	1,067,557	61,022,033

1,994,607	2,001,855	4,569,027	1,082,462	140,759,381	171,673	11,764,051
66,579	72,250	127,581	39,000	2,030,904	40,207	144,351
2,233	3,010	8,028	318	207,033	366	8,742
22,975	35,283	71,185	12,482	1,466,921	13,521	91,583

409,341	88,173	1,186,544	54,814	15,339,042	52,957	1,863,552
—	—	14,517	—	1,753,976	—	—
6,510	7,680	20,622	712	474,767	913	13,786
15,639	5,661	11,600	2,506	237,041	2,534	10,171
43,127	25,799	29,105	21,289	188,216	20,445	33,578
56,352	43,220	80,272	28,755	1,067,813	30,287	121,164
40,091	25,504	72,672	6,853	2,064,883	5,517	97,219
329,198	393,478	1,327,396	64,635	24,097,083	63,242	1,215,956
5,104	7,111	19,094	717	496,766	863	22,488
—	5,379	—	—	—	—	—

2,991,756	2,714,403	7,537,643	1,314,543	190,183,826	402,525	15,386,641
(171,062)	—	—	(62,704)	—	(116,093)	—

2,820,694	2,714,403	7,537,643	1,251,839	190,183,826	286,432	15,386,641

14,091,250	10,493,488	22,288,326	1,956,871	836,200,716	781,125	45,635,392

3,240,565	1,854,157	793,364	346,163	537,422,086	(91,578)	4,223,089
—	1,006,655	874,723	(131,514)	48,471,971	—	(3,923,710)
(16,247)	(1,304,149)	(5,355,303)	(185,873)	(70,833,630)	(69,004)	(1,411,393)
192,901	1,590,464	6,227,504	219,393	92,696,899	106,458	1,926,486
—	—	—	—	4,929,910	—	—
(172,861)	(2,950)	(9,611)	—	(211,047)	—	—

9,950,633	2,339,695	(3,792,510)	(110,893)	200,151,536	62,973	22,053,426
—	(997,029)	(1,897,983)	65,919	(43,969,427)	—	1,679,492
(134,725)	1,355,544	5,436,942	134,961	78,731,662	68,612	4,884,752
8,223	16,356	24,736	272	602,286	2,978	53,601
—	—	33,534	—	(8,968,250)	—	—
62,111	—	—	—	—	—	—

13,130,600	5,858,743	2,335,396	338,428	839,023,996	80,439	29,485,743

$27,221,850	$16,352,231	$24,623,722	$2,295,299	$1,675,224,712	$861,564	$75,121,135

See accompanying notes to financial statements.

Semi-Annual Report September 2017 / 172

Metropolitan West Funds

Statements of Changes in Net Assets

	ALPHATRAK 500 FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017
Operations:
Net investment income	$91,931	$79,050
Net realized gain/(loss) on investments	63,616	256,147
Net realized gain/(loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions and swap contracts	1,201,468	906,997
Net change in unrealized appreciation/(depreciation) on investments	22,803	(4,211)
Net change in unrealized appreciation/(depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions and swap contracts	299,608	(194,056)

Net increase in net assets resulting from operations	1,679,426	1,043,927

Distributions to Shareholders from:
Net investment income:
Class M	(80,829)	(84,914)
Class I	—	—
Net realized gains:
Class M	—	—
Class I	—	—

Net decrease in net assets resulting from distributions	(80,829)	(84,914)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	10,116,283	20,025,926
Shares issued in reinvestment of distributions	80,392	83,462
Cost of shares redeemed	(15,560,817)	(2,759,934)

Total Class M capital share transactions	(5,364,142)	17,349,454

Class I:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Class I capital share transactions	—	—

Net increase/(decrease) in net assets resulting from capital share transactions	(5,364,142)	17,349,454

Net increase/(decrease) in net assets	(3,765,545)	18,308,467
Net assets at beginning of year	20,714,233	2,405,766

Net assets at end of year (including undistributed (distributions in excess of) net investment income of $16,184, $5,082, $319,631, $315,418, $2,308,876, $2,154,636, $(412,889) and $(411,839), respectively)	$16,948,688	$20,714,233

1Consolidated Statement of Changes in Net Assets.

See accompanying notes to financial statements.

173 / Semi-Annual Report September 2017

Metropolitan West Funds

Statements of Changes in Net Assets

FLOATING RATE INCOME FUND		HIGH YIELD BOND FUND[1]		INTERMEDIATE BOND FUND
SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017

$4,356,251	$6,471,096	$14,091,250	$35,772,708	$10,493,488	$19,907,837
605,395	269,530	3,240,565	(14,460,649)	1,854,157	(4,818,890)

(222,443)	327,044	3,793	(424,135)	1,290,020	(1,020,498)
(1,192,226)	4,094,038	9,950,633	69,362,011	2,339,695	(5,527,203)

301,708	(249,599)	(64,391)	(1,622,545)	374,871	(407,079)

3,848,685	10,912,109	27,221,850	88,627,390	16,352,231	8,134,167

(413,632)	(430,092)	(5,480,612)	(15,012,571)	(674,776)	(2,042,788)
(3,938,406)	(6,057,505)	(8,456,398)	(20,447,545)	(9,819,762)	(17,866,142)

—	—	—	—	—	(1,353,893)
—	—	—	—	—	(11,216,253)

(4,352,038)	(6,487,597)	(13,937,010)	(35,460,116)	(10,494,538)	(32,479,076)

3,808,724	22,105,281	26,527,734	102,467,900	5,152,363	34,560,581
408,582	425,111	5,174,845	14,089,551	636,807	3,289,882
(12,995,203)	(5,899,527)	(80,170,974)	(294,162,277)	(21,179,651)	(141,593,985)

(8,777,897)	16,630,865	(48,468,395)	(177,604,826)	(15,390,481)	(103,743,522)

25,466,492	66,700,805	58,349,809	179,658,835	93,823,834	262,405,408
3,837,176	6,035,908	7,894,004	19,145,045	9,374,006	28,361,392
(4,815,270)	(10,122,467)	(151,925,796)	(268,531,705)	(129,831,635)	(298,960,632)

24,488,398	62,614,246	(85,681,983)	(69,727,825)	(26,633,795)	(8,193,832)

15,710,501	79,245,111	(134,150,378)	(247,332,651)	(42,024,276)	(111,937,354)

15,207,148	83,669,623	(120,865,538)	(194,165,377)	(36,166,583)	(136,282,263)
231,347,963	147,678,340	876,398,783	1,070,564,160	1,157,193,163	1,293,475,426

$246,555,111	$231,347,963	$755,533,245	$876,398,783	$1,121,026,580	$1,157,193,163

See accompanying notes to financial statements.

Semi-Annual Report September 2017 / 174

Metropolitan West Funds

Statements of Changes in Net Assets

	LOW DURATION BOND FUND

	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017
Operations:
Net investment income	$22,288,326	$42,154,404
Net realized gain/(loss) on investments	793,364	1,169,916
Net realized gain/(loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options written, swap contracts and swaptions written	1,737,313	(70,944)
Net change in unrealized appreciation/(depreciation) on investments	(3,792,510)	4,679,906
Net change in unrealized appreciation/(depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options written, swap contracts and swaptions written	3,597,229	(1,307,545)

Net increase in net assets resulting from operations	24,623,722	46,625,737

Distributions to Shareholders from:
Net investment income:
Class M	(8,292,230)	(16,518,816)
Class I	(13,757,378)	(25,574,907)
Administrative Class	(45,600)	(84,918)
Plan Class	—	—
Net realized gains:
Class M	—	(2,241,974)
Class I	—	(2,870,629)
Administrative Class	—	(10,644)
Plan Class	—	—

Net decrease in net assets resulting from distributions	(22,095,208)	(47,301,888)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	60,366,145	180,459,613
Shares issued in reinvestment of distributions	8,069,293	18,328,941
Cost of shares redeemed	(188,846,086)	(406,123,477)

Total Class M capital share transactions	(120,410,648)	(207,334,923)

Class I:
Proceeds from sale of shares	219,137,800	655,192,453
Shares issued in reinvestment of distributions	12,792,575	25,896,179
Cost of shares redeemed	(301,969,459)	(779,436,087)

Total Class I capital share transactions	(70,039,084)	(98,347,455)

Administrative Class:
Proceeds from sale of shares	828,322	2,687,967
Shares issued in reinvestment of distributions	14,920	40,977
Cost of shares redeemed	(745,468)	(2,876,028)

Total Administrative Class capital share transactions	97,774	(147,084)

Plan Class:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Plan Class capital share transactions	—	—

Net increase/(decrease) in net assets resulting from capital share transactions	(190,351,958)	(305,829,462)

Net increase/(decrease) in net assets	(187,823,444)	(306,505,613)
Net assets at beginning of year	3,108,534,621	3,415,040,234

Net assets at end of year (including undistributed (distributions in excess of) net investment income of $(2,684,274), $(2,877,392), $555,888, $840,123, $(50,529,087), $(50,595,187), $(172,374), $(167,947), $3,019,503 and $3,110,412, respectively)	$2,920,711,177	$3,108,534,621

See accompanying notes to financial statements.

175 / Semi-Annual Report September 2017

Metropolitan West Funds

Statements of Changes in Net Assets

STRATEGIC INCOME FUND		TOTAL RETURN BOND FUND		ULTRA SHORT BOND FUND		UNCONSTRAINED BOND FUND

SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017

$1,956,871	$4,477,013	$836,200,716	$1,495,164,285	$781,125	$1,523,083	$45,635,392	$60,756,147
346,163	1,050,619	537,422,086	(394,813,137)	(91,578)	156,967	4,223,089	12,849,750

(97,994)	168,907	75,054,103	(73,996,224)	37,454	75,570	(3,408,617)	7,010,044
(110,893)	(560,123)	200,151,536	(464,283,602)	62,973	(180,886)	22,053,426	30,879,482

201,152	(119,033)	26,396,271	41,337,487	71,590	(47,606)	6,617,845	(2,938,537)

2,295,299	5,017,383	1,675,224,712	603,408,809	861,564	1,527,128	75,121,135	108,556,886

(826,500)	(1,904,567)	(137,485,056)	(277,120,269)	(350,986)	(686,169)	(17,488,368)	(19,558,748)
(1,414,606)	(2,168,121)	(517,465,517)	(955,233,307)	(434,566)	(840,643)	(28,237,933)	(40,479,424)
—	—	(7,588,529)	(8,072,158)	—	—	—	—
—	—	(173,595,514)	(248,287,712)	—	—	—	—

—	—	—	(222,696,326)	—	(108,974)	—	(3,013,438)
—	—	—	(704,964,283)	—	(121,225)	—	(6,546,603)
—	—	—	(8,961,471)	—	—	—	—
—	—	—	(192,450,893)	—	—	—	—

(2,241,106)	(4,072,688)	(836,134,616)	(2,617,786,419)	(785,552)	(1,757,011)	(45,726,301)	(69,598,213)

6,769,616	33,432,941	1,167,482,275	3,992,463,470	8,206,584	25,079,438	290,193,486	994,385,397
738,031	1,778,452	133,783,501	489,977,761	308,606	726,639	15,208,278	20,632,048
(14,332,709)	(50,308,694)	(3,264,438,834)	(5,363,748,938)	(11,160,547)	(37,675,144)	(276,649,836)	(396,604,831)

(6,825,062)	(15,097,301)	(1,963,173,058)	(881,307,707)	(2,645,357)	(11,869,067)	28,751,928	618,412,614

6,169,571	36,975,339	7,586,240,278	19,346,305,233	10,320,985	16,157,871	477,469,018	1,017,691,121
1,406,979	2,167,343	452,162,095	1,412,530,613	329,744	766,525	20,051,146	31,097,875
(11,748,873)	(30,094,340)	(9,224,183,088)	(16,753,210,975)	(15,709,084)	(20,806,746)	(241,823,736)	(471,361,688)

(4,172,323)	9,048,342	(1,185,780,715)	4,005,624,871	(5,058,355)	(3,882,350)	255,696,428	577,427,308

—	—	220,536,009	613,134,034	—	—	—	—
—	—	7,440,453	16,687,101	—	—	—	—
—	—	(90,305,191)	(131,300,487)	—	—	—	—

—	—	137,671,271	498,520,648	—	—	—	—

—	—	4,766,738,932	5,317,255,405	—	—	—	—
—	—	156,875,224	437,164,459	—	—	—	—
—	—	(1,308,971,260)	(2,428,658,010)	—	—	—	—

—	—	3,614,642,896	3,325,761,854	—	—	—	—

(10,997,385)	(6,048,959)	603,360,394	6,948,599,666	(7,703,712)	(15,751,417)	284,448,356	1,195,839,922

(10,943,192)	(5,104,264)	1,442,450,490	4,934,222,056	(7,627,700)	(15,981,300)	313,843,190	1,234,798,595
114,985,919	120,090,183	78,693,076,654	73,758,854,598	136,981,414	152,962,714	3,457,434,141	2,222,635,546

$104,042,727	$114,985,919	$80,135,527,144	$78,693,076,654	$129,353,714	$136,981,414	$3,771,277,331	$3,457,434,141

See accompanying notes to financial statements.

Semi-Annual Report September 2017 / 176

Metropolitan West Funds

Financial Highlights

	ALPHATRAK
	500 FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Period	$8.95	$7.22	$7.22	$6.48	$5.35	$4.63

Income from Investment Operations:
Net investment income[1]	0.04	0.12	0.02	0.04	0.08	0.07
Net realized and unrealized gain	0.60	1.77	0.02	0.76	1.13	0.71

Total Income from Investment Operations	0.64	1.89	0.04	0.80	1.21	0.78

Less Distributions:
From net investment income	(0.04)	(0.16)	(0.04)	(0.06)	(0.08)	(0.06)

Total Distributions	(0.04)	(0.16)	(0.04)	(0.06)	(0.08)	(0.06)

Net Asset Value, End of Period	$9.55	$8.95	$7.22	$7.22	$6.48	$5.35

Total Return	7.14%[2]	26.38%	0.53%	12.37%	22.75%	16.88%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$16,949	$20,714	$2,406	$9,735	$5,324	$6,156
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.90%[3]	3.37%	2.64%	2.65%	2.98%	2.94%
After expense waivers and reimbursements	0.90%[3]	0.90%	0.90%	0.90%	0.90%	0.91%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	0.76%[3]	1.49%	0.31%	0.54%	1.43%	1.45%
Portfolio Turnover Rate	57%[2]	505%	59%	30%	50%	41%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
[4]	The 0.91% represents the current expense waivers and reimbursements which is 0.01% over the expense cap. The after expense waivers and reimbursements would have been 0.90%.

See accompanying notes to financial statements.

177 / Semi-Annual Report September 2017

Metropolitan West Funds

Financial Highlights

	FLOATING RATE
	INCOME FUND CLASS M*
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	PERIOD ENDED MARCH 31, 2014
Net Asset Value, Beginning of Period	$10.06	$9.80	$10.13	$10.28	$10.00

Income from Investment Operations:
Net investment income[1]	0.18	0.33	0.34	0.32	0.26
Net realized and unrealized gain/(loss)	(0.03)	0.26	(0.32)	(0.06)	0.25

Total Income from Investment Operations	0.15	0.59	0.02	0.26	0.51

Less Distributions:
From net investment income	(0.17)	(0.33)	(0.34)	(0.32)	(0.22)
From net capital gains	—	—	(0.01)	(0.09)	(0.01)

Total Distributions	(0.17)	(0.33)	(0.35)	(0.41)	(0.23)

Net Asset Value, End of Period	$10.04	$10.06	$9.80	$10.13	$10.28

Total Return	1.54%[2]	6.08%	0.23%	2.53%	5.15%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$16,251	$25,072	$8,206	$6,126	$5,311
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.03%[3]	1.05%	1.07%	1.10%	1.11%[3]
After expense waivers and reimbursements	0.90%[3]	0.90%	0.90%	0.88%	0.85%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.45%[3]	3.28%	3.42%	3.15%	3.41%[3]
Portfolio Turnover Rate	36%[2]	40%	66%	49%	67%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Floating Rate Income Fund Class M Shares commenced operations on June 28, 2013.

See accompanying notes to financial statements.

Semi-Annual Report September 2017 / 178

Metropolitan West Funds

Financial Highlights

	FLOATING RATE
	INCOME FUND CLASS I*
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	PERIOD ENDED MARCH 31, 2014
Net Asset Value, Beginning of Period	$10.06	$9.80	$10.12	$10.28	$10.00

Income from Investment Operations:
Net investment income[1]	0.19	0.35	0.36	0.34	0.26
Net realized and unrealized gain/(loss)	(0.03)	0.26	(0.31)	(0.07)	0.26

Total Income from Investment Operations	0.16	0.61	0.05	0.27	0.52

Less Distributions:
From net investment income	(0.18)	(0.35)	(0.36)	(0.34)	(0.23)
From net capital gains	—	—	(0.01)	(0.09)	(0.01)

Total Distributions	(0.18)	(0.35)	(0.37)	(0.43)	(0.24)

Net Asset Value, End of Period	$10.04	$10.06	$9.80	$10.12	$10.28

Total Return	1.65%[2]	6.29%	0.53%	2.63%	5.29%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$230,304	$206,276	$139,472	$138,190	$115,448
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.72%[3]	0.75%	0.73%	0.74%	0.81%[3]
After expense waivers and reimbursements	0.70%[3]	0.70%	0.70%	0.68%	0.65%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.67%[3]	3.48%	3.61%	3.33%	3.34%[3]
Portfolio Turnover Rate	36%[2]	40%	66%	49%	67%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Floating Rate Income Fund Class I Shares commenced operations on June 28, 2013.

See accompanying notes to financial statements.

179 / Semi-Annual Report September 2017

Metropolitan West Funds

Financial Highlights

	HIGH YIELD
	BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)[1]	YEAR ENDED MARCH 31, 2017[1]	YEAR ENDED MARCH 31, 2016[1]	YEAR ENDED MARCH 31, 2015[1]	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Period	$9.60	$9.09	$9.72	$10.37	$10.59	$10.11

Income from Investment Operations:
Net investment income[2]	0.17	0.34	0.39	0.45	0.54	0.64
Net realized and unrealized gain/(loss)	0.15	0.50	(0.63)	(0.51)	0.05	0.57

Total Income/(Loss) from Investment Operations	0.32	0.84	(0.24)	(0.06)	0.59	1.21

Less Distributions:
From net investment income	(0.16)	(0.33)	(0.39)	(0.45)	(0.53)	(0.68)
From net capital gains	—	—	—	(0.14)	(0.28)	(0.05)

Total Distributions	(0.16)	(0.33)	(0.39)	(0.59)	(0.81)	(0.73)

Net Asset Value, End of Period	$9.76	$9.60	$9.09	$9.72	$10.37	$10.59

Total Return	3.38%[3]	9.35%	(2.52)%	(0.65)%	5.89%	12.40%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$301,287	$344,328	$498,128	$764,684	$1,323,298	$1,335,683
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.91%[4]	0.89%	0.87%	0.89%	0.82%	0.81%
After expense waivers and reimbursements	0.85%[4]	0.85%	0.85%	0.83%	0.80%	0.79%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.39%[4]	3.55%	4.19%	4.41%	5.20%	6.20%
Portfolio Turnover Rate	94%[3]	185%	139%	61%	66%	74%

[1]	Consolidated Financial Highlights.
[2]	Per share numbers have been calculated using the average share method.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2017 / 180

Metropolitan West Funds

Financial Highlights

	HIGH YIELD
	BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)[1]	YEAR ENDED MARCH 31, 2017[1]	YEAR ENDED MARCH 31, 2016[1]	YEAR ENDED MARCH 31, 2015[1]	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Period	$9.60	$9.09	$9.72	$10.37	$10.59	$10.11

Income from Investment Operations:
Net investment income[2]	0.18	0.36	0.42	0.47	0.57	0.66
Net realized and unrealized gain/(loss)	0.15	0.50	(0.64)	(0.51)	0.05	0.57

Total Income/(Loss) from Investment Operations	0.33	0.86	(0.22)	(0.04)	0.62	1.23

Less Distributions:
From net investment income	(0.17)	(0.35)	(0.41)	(0.47)	(0.56)	(0.70)
From net capital gains	—	—	—	(0.14)	(0.28)	(0.05)

Total Distributions	(0.17)	(0.35)	(0.41)	(0.61)	(0.84)	(0.75)

Net Asset Value, End of Period	$9.76	$9.60	$9.09	$9.72	$10.37	$10.59

Total Return	3.51%[3]	9.62%	(2.28)%	(0.40)%	6.16%	12.67%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$454,247	$532,071	$572,436	$755,786	$910,268	$997,308
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.64%[4]	0.62%	0.61%	0.60%	0.56%	0.57%
After expense waivers and reimbursements	0.60%[4]	0.60%	0.60%	0.58%	0.55%	0.54%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.63%[4]	3.78%	4.44%	4.65%	5.45%	6.46%
Portfolio Turnover Rate	94%[3]	185%	139%	61%	66%	74%

[1]	Consolidated Financial Highlights.
[2]	Per share numbers have been calculated using the average share method.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying notes to financial statements.

181 / Semi-Annual Report September 2017

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE
	BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Period	$10.37	$10.58	$10.65	$10.52	$10.69	$10.47

Income from Investment Operations:
Net investment income[1]	0.08	0.14	0.13	0.14	0.24	0.35
Net realized and unrealized gain/(loss)	0.06	(0.09)	(0.03)	0.16	(0.16)	0.40

Total Income from Investment Operations	0.14	0.05	0.10	0.30	0.08	0.75

Less Distributions:
From net investment income	(0.08)	(0.15)	(0.12)	(0.14)	(0.24)	(0.35)
From net capital gains	—	(0.11)	(0.05)	(0.03)	(0.01)	(0.18)

Total Distributions	(0.08)	(0.26)	(0.17)	(0.17)	(0.25)	(0.53)

Net Asset Value, End of Period	$10.43	$10.37	$10.58	$10.65	$10.52	$10.69

Total Return	1.39%[2]	0.43%	1.03%	2.87%	0.80%	7.28%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$77,706	$92,642	$199,031	$163,048	$144,635	$115,576
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.70%[3]	0.70%[4]	0.70%	0.72%	0.69%	0.69%
After expense waivers and reimbursements	0.70%[3]	0.70%	0.70%	0.68%	0.65%	0.65%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.61%[3]	1.35%	1.20%	1.30%	2.25%	3.24%
Portfolio Turnover Rate	131%[2]	252%	309%	253%	208%	119%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.68%.

See accompanying notes to financial statements.

Semi-Annual Report September 2017 / 182

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE
	BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Period	$10.37	$10.58	$10.65	$10.52	$10.69	$10.47

Income from Investment Operations:
Net investment income[1]	0.10	0.17	0.15	0.15	0.25	0.37
Net realized and unrealized gain/(loss)	0.05	(0.10)	(0.02)	0.17	(0.15)	0.40

Total Income from Investment Operations	0.15	0.07	0.13	0.32	0.10	0.77

Less Distributions:
From net investment income	(0.10)	(0.17)	(0.15)	(0.16)	(0.26)	(0.37)
From net capital gains	—	(0.11)	(0.05)	(0.03)	(0.01)	(0.18)

Total Distributions	(0.10)	(0.28)	(0.20)	(0.19)	(0.27)	(0.55)

Net Asset Value, End of Period	$10.42	$10.37	$10.58	$10.65	$10.52	$10.69

Total Return	1.42%[2]	0.68%	1.28%	3.09%	1.02%	7.50%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,043,320	$1,064,551	$1,094,444	$1,051,372	$356,129	$197,719
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.46%[3]	0.45%	0.46%	0.48%[4]	0.46%	0.48%
After expense waivers and reimbursements	0.46%[3]	0.45%	0.46%	0.48%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.85%[3]	1.63%	1.44%	1.38%	2.39%	3.46%
Portfolio Turnover Rate	131%[2]	252%	309%	253%	208%	119%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.46%.

See accompanying notes to financial statements.

183 / Semi-Annual Report September 2017

Metropolitan West Funds

Financial Highlights

	LOW DURATION
	BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Period	$8.72	$8.73	$8.81	$8.81	$8.83	$8.60

Income from Investment Operations:
Net investment income[1]	0.06	0.10	0.10	0.11	0.14	0.25
Net realized and unrealized gain/(loss)	0.01	(0.00)[2]	(0.08)	(0.00)[2]	(0.01)	0.23

Total Income from Investment Operations	0.07	0.10	0.02	0.11	0.13	0.48

Less Distributions:
From net investment income	(0.06)	(0.10)	(0.10)	(0.11)	(0.15)	(0.25)
From net capital gains	—	(0.01)	—	—	—	—

Total Distributions	(0.06)	(0.11)	(0.10)	(0.11)	(0.15)	(0.25)

Net Asset Value, End of Period	$8.73	$8.72	$8.73	$8.81	$8.81	$8.83

Total Return	0.78%[3]	1.25%	0.22%	1.24%	1.45%	5.64%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,165,343	$1,284,692	$1,492,411	$1,749,130	$1,918,474	$1,140,625
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.62%[4]	0.61%	0.62%	0.62%	0.57%	0.57%
After expense waivers and reimbursements	0.62%[4]	0.61%	0.62%	0.61%	0.57%	0.57%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.34%[4]	1.19%	1.16%	1.21%	1.60%	2.83%
Portfolio Turnover Rate	60%[3]	95%	119%	30%	31%	60%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2017 / 184

Metropolitan West Funds

Financial Highlights

	LOW DURATION
	BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Period	$8.72	$8.73	$8.81	$8.81	$8.83	$8.60

Income from Investment Operations:
Net investment income[1]	0.07	0.12	0.12	0.13	0.16	0.26
Net realized and unrealized gain/(loss)	0.01	(0.00)[2]	(0.08)	(0.00)[2]	(0.02)	0.24

Total Income from Investment Operations	0.08	0.12	0.04	0.13	0.14	0.50

Less Distributions:
From net investment income	(0.07)	(0.12)	(0.12)	(0.13)	(0.16)	(0.27)
From net capital gains	—	(0.01)	—	—	—	—

Total Distributions	(0.07)	(0.13)	(0.12)	(0.13)	(0.16)	(0.27)

Net Asset Value, End of Period	$8.73	$8.72	$8.73	$8.81	$8.81	$8.83

Total Return	0.89%[3]	1.46%	0.44%	1.46%	1.64%	5.84%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,748,055	$1,816,633	$1,915,270	$1,915,434	$1,695,160	$741,747
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.41%[4]	0.40%	0.39%	0.39%	0.37%	0.38%
After expense waivers and reimbursements	0.41%[4]	0.40%	0.39%	0.39%	0.37%	0.38%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.55%[4]	1.40%	1.39%	1.42%	1.78%	3.00%
Portfolio Turnover Rate	60%[3]	95%	119%	30%	31%	60%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying notes to financial statements.

185 / Semi-Annual Report September 2017

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND
	ADMINISTRATIVE CLASS
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Period	$11.27	$11.27	$11.37	$11.38	$11.41	$11.11

Income from Investment Operations:
Net investment income[1]	0.07	0.12	0.12	0.12	0.14	0.32
Net realized and unrealized gain/(loss)	0.01	0.01	(0.11)	(0.00)[2]	—	0.28

Total Income from Investment Operations	0.08	0.13	0.01	0.12	0.14	0.60

Less Distributions:
From net investment income	(0.07)	(0.12)	(0.11)	(0.13)	(0.17)	(0.30)
From net capital gains	—	(0.01)	—	—	—	—

Total Distributions	(0.07)	(0.13)	(0.11)	(0.13)	(0.17)	(0.30)

Net Asset Value, End of Period	$11.28	$11.27	$11.27	$11.37	$11.38	$11.41

Total Return	0.71%[3]	1.22%	0.13%	1.04%	1.21%	5.46%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$7,313	$7,210	$7,359	$4,599	$3,623	$105
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.72%[4]	0.72%	0.72%	0.72%	0.78%	0.77%
After expense waivers and reimbursements	0.72%[4]	0.72%	0.72%	0.72%	0.78%	0.77%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.24%[4]	1.08%	1.07%	1.09%	1.24%	2.85%
Portfolio Turnover Rate	60%[3]	95%	119%	30%	31%	60%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2017 / 186

Metropolitan West Funds

Financial Highlights

	STRATEGIC
	INCOME FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Period	$8.05	$7.99	$8.32	$8.29	$8.32	$7.82

Income from Investment Operations:
Net investment income[1]	0.13	0.27	0.28	0.18	0.22	0.39
Net realized and unrealized gain/(loss)	0.03	0.04	(0.33)	0.02	(0.02)	0.51

Total Income/(Loss) from Investment Operations	0.16	0.31	(0.05)	0.20	0.20	0.90

Less Distributions:
From net investment income	(0.15)	(0.25)	(0.28)	(0.17)	(0.23)	(0.40)

Total Distributions	(0.15)	(0.25)	(0.28)	(0.17)	(0.23)	(0.40)

Net Asset Value, End of Period	$8.06	$8.05	$7.99	$8.32	$8.29	$8.32

Total Return	2.04%[2]	3.91%	(0.57)%	2.37%	2.42%	11.80%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$37,617	$44,430	$59,072	$73,453	$73,180	$36,823
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.45%[3]	2.09%	1.87%	2.41%	2.26%	2.16%
After expense waivers and reimbursements	2.35%[3]	2.09%	1.87%	2.35%	2.26%	2.16%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.26%[3]	3.36%	3.46%	2.20%	2.62%	4.85%
Portfolio Turnover Rate	14%[2]	42%	20%	32%	51%	50%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying notes to financial statements.

187 / Semi-Annual Report September 2017

Metropolitan West Funds

Financial Highlights

	STRATEGIC
	INCOME FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Period	$8.05	$7.98	$8.31	$8.29	$8.32	$7.82

Income from Investment Operations:
Net investment income[1]	0.14	0.29	0.31	0.20	0.25	0.42
Net realized and unrealized gain/(loss)	0.03	0.05	(0.33)	—	(0.03)	0.50

Total Income/(Loss) from Investment Operations	0.17	0.34	(0.02)	0.20	0.22	0.92

Less Distributions:
From net investment income	(0.16)	(0.27)	(0.31)	(0.18)	(0.25)	(0.42)

Total Distributions	(0.16)	(0.27)	(0.31)	(0.18)	(0.25)	(0.42)

Net Asset Value, End of Period	$8.06	$8.05	$7.98	$8.31	$8.29	$8.32

Total Return	2.16%[2]	4.32%	(0.25)%	2.49%	2.69%	12.08%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$66,426	$70,556	$61,018	$90,718	$146,485	$178,751
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.22%[3]	1.84%	1.54%	2.10%	1.99%	1.91%
After expense waivers and reimbursements	2.10%[3]	1.84%	1.54%	2.10%	1.99%	1.91%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.54%[3]	3.64%	3.78%	2.37%	3.07%	5.18%
Portfolio Turnover Rate	14%[2]	42%	20%	32%	51%	50%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2017 / 188

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN
	BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Period	$10.57	$10.83	$11.02	$10.68	$10.92	$10.54

Income from Investment Operations:
Net investment income[1]	0.10	0.18	0.18	0.19	0.29	0.36
Net realized and unrealized gain/(loss)	0.11	(0.11)	(0.07)	0.38	(0.18)	0.62

Total Income from Investment Operations	0.21	0.07	0.11	0.57	0.11	0.98

Less Distributions:
From net investment income	(0.10)	(0.18)	(0.18)	(0.20)	(0.29)	(0.38)
From net capital gains	—	(0.15)	(0.12)	(0.03)	(0.06)	(0.22)

Total Distributions	(0.10)	(0.33)	(0.30)	(0.23)	(0.35)	(0.60)

Net Asset Value, End of Period	$10.68	$10.57	$10.83	$11.02	$10.68	$10.92

Total Return	2.00%[2]	0.70%	0.99%	5.38%	1.07%	9.46%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$13,420,439	$15,223,666	$16,488,095	$16,558,422	$10,587,362	$10,806,099
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.67%[3]	0.67%	0.66%	0.68%	0.62%	0.61%
After expense waivers and reimbursements	0.67%[3]	0.67%	0.66%	0.68%	0.62%	0.61%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.88%[3]	1.71%	1.64%	1.79%	2.70%	3.30%
Portfolio Turnover Rate	144%[2]	313%	303%	246%	255%	160%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying notes to financial statements.

189 / Semi-Annual Report September 2017

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN
	BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Period	$10.57	$10.83	$11.01	$10.68	$10.92	$10.54

Income from Investment Operations:
Net investment income[1]	0.11	0.21	0.20	0.21	0.31	0.38
Net realized and unrealized gain/(loss)	0.11	(0.11)	(0.06)	0.38	(0.18)	0.62

Total Income from Investment Operations	0.22	0.10	0.14	0.59	0.13	1.00

Less Distributions:
From net investment income	(0.11)	(0.21)	(0.20)	(0.23)	(0.31)	(0.40)
From net capital gains	—	(0.15)	(0.12)	(0.03)	(0.06)	(0.22)

Total Distributions	(0.11)	(0.36)	(0.32)	(0.26)	(0.37)	(0.62)

Net Asset Value, End of Period	$10.68	$10.57	$10.83	$11.01	$10.68	$10.92

Total Return	2.11%[2]	0.93%	1.31%	5.54%	1.29%	9.69%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$48,342,729	$49,013,553	$46,277,563	$40,277,552	$16,023,118	$13,693,971
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.44%[3]	0.44%	0.43%	0.44%	0.40%	0.40%
After expense waivers and reimbursements	0.44%[3]	0.44%	0.43%	0.44%	0.40%	0.40%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.11%[3]	1.94%	1.87%	1.94%	2.90%	3.52%
Portfolio Turnover Rate	144%[2]	313%	303%	246%	255%	160%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2017 / 190

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND
	ADMINISTRATIVE CLASS
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Period	$10.58	$10.84	$11.02	$10.68	$10.93	$10.55

Income from Investment Operations:
Net investment income[1]	0.10	0.17	0.16	0.16	0.26	0.33
Net realized and unrealized gain/(loss)	0.10	(0.11)	(0.06)	0.40	(0.18)	0.63

Total Income from Investment Operations	0.20	0.06	0.10	0.56	0.08	0.96

Less Distributions:
From net investment income	(0.09)	(0.17)	(0.16)	(0.19)	(0.27)	(0.36)
From net capital gains	—	(0.15)	(0.12)	(0.03)	(0.06)	(0.22)

Total Distributions	(0.09)	(0.32)	(0.28)	(0.22)	(0.33)	(0.58)

Net Asset Value, End of Period	$10.69	$10.58	$10.84	$11.02	$10.68	$10.93

Total Return	1.94%[2]	0.59%	0.96%	5.25%	0.79%	9.24%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$913,952	$768,125	$291,168	$281,479	$39,430	$15,783
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.78%[3]	0.78%	0.78%	0.80%	0.81%	0.81%
After expense waivers and reimbursements	0.78%[3]	0.78%	0.78%	0.80%	0.81%	0.81%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.78%[3]	1.62%	1.51%	1.45%	2.47%	3.04%
Portfolio Turnover Rate	144%[2]	313%	303%	246%	255%	160%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying notes to financial statements.

191 / Semi-Annual Report September 2017

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND
	PLAN CLASS
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Period	$9.95	$10.20	$10.38	$10.07	$10.30	$9.95

Income from Investment Operations:
Net investment income[1]	0.11	0.20	0.20	0.18	0.29	0.35
Net realized and unrealized gain/(loss)	0.10	(0.10)	(0.07)	0.38	(0.17)	0.60

Total Income from Investment Operations	0.21	0.10	0.13	0.56	0.12	0.95

Less Distributions:
From net investment income	(0.11)	(0.20)	(0.19)	(0.22)	(0.29)	(0.38)
From net capital gains	—	(0.15)	(0.12)	(0.03)	(0.06)	(0.22)

Total Distributions	(0.11)	(0.35)	(0.31)	(0.25)	(0.35)	(0.60)

Net Asset Value, End of Period	$10.05	$9.95	$10.20	$10.38	$10.07	$10.30

Total Return	2.11%[2]	1.03%	1.33%	5.60%	1.30%	9.73%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$17,458,408	$13,687,733	$10,702,029	$7,179,308	$535,236	$348,453
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.37%[3]	0.37%	0.38%	0.40%	0.39%	0.40%
After expense waivers and reimbursements	0.37%[3]	0.37%	0.38%	0.39%	0.39%	0.39%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.18%[3]	2.01%	1.93%	1.77%	2.88%	3.42%
Portfolio Turnover Rate	144%[2]	313%	303%	246%	255%	160%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2017 / 192

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT
	BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Period	$4.27	$4.27	$4.29	$4.30	$4.31	$4.20

Income from Investment Operations:
Net investment income[1]	0.02	0.04	0.03	0.03	0.04	0.06
Net realized and unrealized gain/(loss)	(0.00)[2]	0.01	(0.02)	(0.01)	(0.01)	0.12

Total Income from Investment Operations	0.02	0.05	0.01	0.02	0.03	0.18

Less Distributions:
From net investment income	(0.02)	(0.04)	(0.03)	(0.03)	(0.04)	(0.07)
From net capital gains	—	(0.01)	—	—	—	—

Total Distributions	(0.02)	(0.05)	(0.03)	(0.03)	(0.04)	(0.07)

Net Asset Value, End of Period	$4.27	$4.27	$4.27	$4.29	$4.30	$4.31

Total Return	0.53%[3]	1.14%	0.18%	0.42%	0.74%	4.26%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$63,629	$66,238	$78,212	$69,868	$97,090	$56,977
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.68%[4]	0.67%	0.68%	0.65%	0.60%	0.64%
After expense waivers and reimbursements	0.50%[4]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.05%[4]	0.97%	0.66%	0.63%	0.92%	1.50%
Portfolio Turnover Rate	56%[3]	63%	37%	16%	31%	43%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying notes to financial statements.

193 / Semi-Annual Report September 2017

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT
	BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Period	$4.27	$4.28	$4.30	$4.31	$4.32	$4.21

Income from Investment Operations:
Net investment income[1]	0.03	0.05	0.04	0.03	0.05	0.07
Net realized and unrealized gain/(loss)	0.01	(0.00)[2]	(0.03)	(0.00)[2]	(0.01)	0.11

Total Income from Investment Operations	0.04	0.05	0.01	0.03	0.04	0.18

Less Distributions:
From net investment income	(0.03)	(0.05)	(0.03)	(0.04)	(0.05)	(0.07)
From net capital gains	—	(0.01)	—	—	—	—

Total Distributions	(0.03)	(0.06)	(0.03)	(0.04)	(0.05)	(0.07)

Net Asset Value, End of Period	$4.28	$4.27	$4.28	$4.30	$4.31	$4.32

Total Return	0.85%[3]	1.06%	0.34%	0.59%	0.90%	4.42%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$65,725	$70,744	$74,751	$80,530	$100,622	$67,947
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.50%[4]	0.49%	0.50%	0.46%	0.43%	0.48%
After expense waivers and reimbursements	0.34%[4]	0.34%	0.34%	0.34%	0.34%	0.34%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.22%[4]	1.13%	0.83%	0.79%	1.09%	1.70%
Portfolio Turnover Rate	56%[3]	63%	37%	16%	31%	43%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2017 / 194

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND
	CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Period	$11.90	$11.72	$11.95	$11.87	$11.81	$11.23

Income from Investment Operations:
Net investment income[1]	0.14	0.25	0.23	0.21	0.29	0.36
Net realized and unrealized gain/(loss)	0.09	0.22	(0.23)	0.08	0.07	0.61

Total Income/(Loss) from Investment Operations	0.23	0.47	—	0.29	0.36	0.97

Less Distributions:
From net investment income	(0.14)	(0.25)	(0.23)	(0.21)	(0.29)	(0.39)
From net capital gains	—	(0.04)	—	—	(0.01)	—

Total Distributions	(0.14)	(0.29)	(0.23)	(0.21)	(0.30)	(0.39)

Net Asset Value, End of Period	$11.99	$11.90	$11.72	$11.95	$11.87	$11.81

Total Return	1.94%[2]	4.11%	(0.02)%	2.47%	3.09%	9.72%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,501,842	$1,460,884	$827,053	$738,090	$305,872	$100,087
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.03%[3]	1.04%[4]	1.04%	1.04%	1.04%	1.35%
After expense waivers and reimbursements	1.03%[3]	1.04%	1.04%	1.03%	0.99%	0.99%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.34%[3]	2.13%	1.95%	1.76%	2.46%	3.07%
Portfolio Turnover Rate	27%[2]	33%	23%	18%	38%	43%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.02%.

See accompanying notes to financial statements.

195 / Semi-Annual Report September 2017

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND
	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Period	$11.89	$11.71	$11.94	$11.86	$11.80	$11.22

Income from Investment Operations:
Net investment income[1]	0.16	0.29	0.27	0.24	0.32	0.38
Net realized and unrealized gain/(loss)	0.09	0.22	(0.24)	0.08	0.07	0.62

Total Income from Investment Operations	0.25	0.51	0.03	0.32	0.39	1.00

Less Distributions:
From net investment income	(0.16)	(0.29)	(0.26)	(0.24)	(0.32)	(0.42)
From net capital gains	—	(0.04)	—	—	(0.01)	—

Total Distributions	(0.16)	(0.33)	(0.26)	(0.24)	(0.33)	(0.42)

Net Asset Value, End of Period	$11.98	$11.89	$11.71	$11.94	$11.86	$11.80

Total Return	2.10%[2]	4.43%	0.29%	2.72%	3.34%	9.98%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$2,269,435	$1,996,550	$1,395,583	$1,299,022	$412,757	$87,893
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.73%[3]	0.73%	0.73%	0.79%[4]	0.78%	1.10%
After expense waivers and reimbursements	0.73%[3]	0.73%	0.73%	0.79%	0.75%	0.75%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.65%[3]	2.46%	2.25%	2.00%	2.70%	3.21%
Portfolio Turnover Rate	27%[2]	33%	23%	18%	38%	43%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.76%.

See accompanying notes to financial statements.

Semi-Annual Report September 2017 / 196

Notes to Financial Statements

September 30, 2017 (Unaudited)

1.	SUMMARY OF ORGANIZATION

The Metropolitan West Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on December 9, 1996 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Metropolitan West Asset Management, LLC (the “Adviser”), a federally registered investment adviser, provides the Funds (as defined below) with investment management services. The Trust currently consists of nine separate portfolios (each a “Fund” and collectively, the “Funds”): Metropolitan West AlphaTrak 500 Fund (the “AlphaTrak 500 Fund”), Metropolitan West Floating Rate Income Fund (the “Floating Rate Income Fund”), Metropolitan West High Yield Bond Fund (the “High Yield Bond Fund”), Metropolitan West Intermediate Bond Fund (the “Intermediate Bond Fund”), Metropolitan West Low Duration Bond Fund (the “Low Duration Bond Fund”), Metropolitan West Strategic Income Fund (the “Strategic Income Fund”), Metropolitan West Total Return Bond Fund (the “Total Return Bond Fund”), Metropolitan West Ultra Short Bond Fund (the “Ultra Short Bond Fund”) and Metropolitan West Unconstrained Bond Fund (the “Unconstrained Bond Fund”). The AlphaTrak 500 Fund commenced investment operations on June 29, 1998 with Class M shares. The Floating Rate Income Fund commenced investment operation on June 28, 2013 with Class M and Class I shares. The High Yield Bond Fund commenced investment operations on September 30, 2002 with Class M shares. Class I was added on March 31, 2003. The Intermediate Bond Fund commenced investment operations on June 28, 2002 with the Class I shares. Class M was added on June 30, 2004. The Low Duration Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000, and the Administrative Class was added on September 22, 2009. The Strategic Income Fund commenced investment operations on June 30, 2003 with Class M shares. Class I was added on March 31, 2004. The Total Return Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000; Administrative Class was added on December 18, 2009; and the Plan Class added on July 31, 2011. The Ultra Short Bond Fund commenced investment operations on June 30, 2003 with the Class M shares. Class I was added on July 31, 2004. The Unconstrained Bond Fund commenced investment operations on September 30, 2011 with Class M and Class I shares. Each Fund is an investment company following the accounting and reporting guidance in Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification ( the “ASC”) No. 946, Financial Services – Investment Companies.

The AlphaTrak 500 Fund seeks to achieve a total return that exceeds the total return of the Standard & Poor’s 500 Index (the “S&P 500 Index”). The Fund combines non-leveraged investments in S&P 500 Index futures contracts and swaps with a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is up to five years.

The Floating Rate Income Fund seeks primarily to maximize current income with a secondary objective of long term capital appreciation.

The High Yield Bond Fund seeks to maximize long-term total return consistent with preservation of capital. This Fund invests in a diversified portfolio of high-yield, fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Intermediate Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of one to six years. The Fund’s dollar-weighted average maturity is expected to range from three to seven years.

The Low Duration Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

The Strategic Income Fund seeks to maximize long-term total return without tracking any particular markets or indices. This Fund uses techniques intended to provide absolute (positive) returns in all markets by employing a strategy intended to produce high income while exploiting disparities or inefficiencies in markets. The Fund will focus on inefficiencies related to secured or asset-backed debt compared with unsecured and subordinated debt or equity of companies and issuers. Additionally, the Fund will focus on longer-term cyclical anomalies in the fixed income markets to both enhance yield and realize potential price appreciation. These anomalies include shifts in the portfolio’s duration, yield curve anomalies, and sector- and issue-specific dislocations.

The Total Return Bond Fund seeks to maximize long-term total return. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Ultra Short Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to one year. The Fund’s dollar-weighted average portfolio maturity will normally exceed one year.

197 / Semi-Annual Report September 2017

Notes to Financial Statements (Continued)

The Unconstrained Bond Fund seeks to provide investors with positive long-term returns irrespective of general securities market conditions. The Fund intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates.

Basis of Consolidation:

The accompanying consolidated financial statements include the account of Metropolitan West HY Sub I, LLC (the “U.S. Subsidiary”), which is wholly owned taxable subsidiary of the High Yield Bond Fund. The U.S. Subsidiary enables the High Yield Bond Fund to hold investments in operating companies and satisfy regulated investment company tax requirements. Income earned and gains realized on the investments held by the U.S. Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations for the High Yield Bond Fund. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statements of Operations for the High Yield Bond Fund. The High Yield Bond Fund may invest up to 25% of its total assets in the U.S. Subsidiary. Intercompany accounts and transactions have been eliminated. The U.S. Subsidiary is subject to the same investment policies and restrictions that apply to the High Yield Bond Fund.

A more complete description of the objectives and strategies of each of the Funds can be found in the Prospectuses and the Statement of Additional Information, which can be obtained at www.mwamllc.com or by calling (800) 241-4671.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust:

Net Asset Value:

The Net Asset Value (“NAV”) of each Fund’s shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of the Class/Fund on each business day as of 4 p.m. ET.

Security Valuation:

Fixed-income securities for which market quotations are readily available are valued at prices as provided by independent pricing vendors or broker quotes. The Funds receive pricing information from independent pricing vendors approved by the Board of Trustees (the “Board”). Securities with a demand feature exercisable within one to seven days are valued at par. The Funds also use a benchmark pricing system to the extent vendors’ prices for their securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser initially selects a proxy composed of a relevant security (i.e., U.S. Treasury Note) or benchmark (e.g., LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The value of the security changes daily based on changes to the market price of the assigned benchmark. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board. S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange where it is traded. Equity securities, including depository receipts, are valued at the last reported sale price or the market’s closing price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and asked prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Equity options are valued at the average of the bid and asked prices. Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board.

Investments in registered open-ended investment companies, including those classified as money market funds, are valued based upon the reported NAV of such investments.

Fair value methods used by the Board include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the investments are purchased and sold. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Pricing Committee of the Board, generally based upon recommendation provided by the Adviser. When the Funds use these fair valuation methods applied by the Adviser that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at their

Semi-Annual Report September 2017 / 198

Notes to Financial Statements (Continued)

direction believe accurately reflect fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

Foreign Currency Translation:

The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are reclassified to ordinary income for federal income tax purposes.

Foreign Taxes:

The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Securities and Derivatives Transactions and Investment Income:

Securities transactions are accounted for no later than the first NAV calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on the trade date. Cost is determined and gains and losses are based on the first-in, first-out method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Discounts, including original issue discount, and premiums on securities are amortized using the effective interest method.

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-dividend date. The Funds (except the AlphaTrak 500 Fund) expect to declare dividends daily and pay them monthly to shareholders. The AlphaTrak 500 Fund expects to declare and pay dividends to shareholders quarterly. Distributions of net capital gains, if any, will be made at least annually. The Board may determine to declare and make distributions more or less frequently.

Federal Income Taxation:

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

As of and during the six months ended September 30, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Cash and cash equivalents:

The Trust has defined cash and cash equivalents as cash which can be in interest-bearing accounts. The Funds also maintain cash in bank account deposits that, at times, may exceed federally insured limits. The Funds have not experienced any losses in any such accounts.

199 / Semi-Annual Report September 2017

Notes to Financial Statements (Continued)

Use of estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value Measurements:

Various inputs are used in determining the fair value of investments, which are as follows:

* Level 1 - unadjusted quoted prices in active markets for identical securities

* Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

* Level 3 - significant unobservable inputs that are not corroborated by observable market data

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Money market funds. Money market funds are open-ended mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported NAV, they are categorized in Level 1 of the fair value hierarchy.

Short-term investments. Short-term investments (commercial paper and repurchase agreements) are valued using market price quotations, and are reflected as Level 2 of the fair value hierarchy.

Equity securities. Securities such as common stocks and warrants are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

Bank loans. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Bank Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable which would then be in Level 3.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the

Semi-Annual Report September 2017 / 200

Notes to Financial Statements (Continued)

bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. and Foreign government and agency securities. U.S. and Foreign government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Some government securities are actively traded and transparent in the market place. As such, they can be level 1. Other government and agencies securities are quoted based in similar securities and yields and therefore, would be in level 2.

Restricted securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

Foreign currency contracts. The fair value of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as indices and exchange rates. Foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Options and Swaptions contracts. Exchange listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied or mean variation to exchange listed options contracts, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options and swaptions contracts traded over the counter (“OTC”) are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC options and swaptions contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Interest rate swaps. Interest rate swaps are fair valued using pricing models that are based on real-time intraday snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit default swaps. Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total return swaps. Total return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

As of September 30, 2017, Level 3 securities consist of certain asset-backed and mortgage-backed securities, bank loans, common stocks, corporate bonds and warrants.

201 / Semi-Annual Report September 2017

Notes to Financial Statements (Continued)

The summary of inputs used to value each Fund’s investments and other financial instruments carried at fair value September 30, 2017 is as follows:

ALPHATRAK 500 FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Money Market Funds	$ 177,000	$ —	$ —	$ 177,000
U.S. Treasury Bills	855,996	—	—	855,996
Long-Term Investments:
Asset-Backed Securities	—	706,272	—	706,272
Bank Loans	—	—	69,339	69,339
Corporates	—	6,943,058	—	6,943,058
Mortgage-Backed	—	5,230,075	86,986	5,317,061
Mutual Funds	419,303	—	—	419,303
U.S. Treasury Securities	2,355,808	—	—	2,355,808

Other Financial Instruments *

Assets:
Equity contracts	193,127	—	—	193,127

Total	$4,001,234	$12,879,405	$156,325	$17,036,964

*Other financial instruments include futures. Equity contracts include futures.

FLOATING RATE INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Foreign Government Obligations	$ —	$ 5,641,411	$ —	$ 5,641,411
Money Market Funds	5,949,000	—	—	5,949,000
U.S. Treasury Bills	24,116,697	—	—	24,116,697
Long-Term Investments:
Bank Loans	—	198,803,239	9,971,774	208,775,013
Corporates	—	12,196,183	—	12,196,183
Municipal Bonds	—	451,388	—	451,388

Other Financial Instruments *

Assets:
Foreign currency exchange contracts	—	52,109	—	52,109

Total	$30,065,697	$217,144,330	$9,971,774	$257,181,801

*Other financial instruments include foreign currency exchange contracts.

Semi-Annual Report September 2017 / 202

Notes to Financial Statements (Continued)

HIGH YIELD BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Foreign Government Obligations	$ —	$ 11,286,477	$ —	$ 11,286,477
Money Market Funds	26,015,000	—	—	26,015,000
U.S. Treasury Bills	67,283,393	—	—	67,283,393
Long-Term Investments:
Bank Loans	—	66,256,587	5,955,968	72,212,555
Common Stock	999,222	—	10,911,427	11,910,649
Corporates	—	567,554,371	2,000,595	569,554,966
Mortgage-Backed	—	267,888	—	267,888
U.S. Treasury Securities	19,184,201	—	—	19,184,201
Warrant	—	—	86,795	86,795

Other Financial Instruments *

Liabilities:
Credit contracts	—	(226,823)	—	(226,823)
Foreign currency exchange contracts	—	(20,892)	—	(20,892)

Total	$113,481,816	$645,117,608	$18,954,785	$777,554,209

*Other financial instruments include swap contracts and foreign currency exchange contracts. Credit contracts include credit default swaps.

203 / Semi-Annual Report September 2017

Notes to Financial Statements (Continued)

INTERMEDIATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Foreign Government Obligations	$ —	$ 36,966,304	$ —	$ 36,966,304
Money Market Funds	116,968,677	—	—	116,968,677
U.S. Treasury Bills	221,036,495	—	—	221,036,495
Long-Term Investments:
Asset-Backed Securities	—	69,529,238	—	69,529,238
Bank Loans	—	2,745,799	2,958,461	5,704,260
Common Stock	—	—	162,283	162,283
Corporates	—	402,727,194	—	402,727,194
Mortgage-Backed	—	176,444,976	455,925	176,900,901
Municipal Bonds	—	19,502,056	—	19,502,056
U.S. Treasury Securities	342,750,419	24,692,898	—	367,443,317

Other Financial Instruments *

Assets:
Foreign currency exchange contracts	—	268,050	—	268,050
Interest rate contracts	41,817	—	—	41,817
Liabilities:
Foreign currency exchange contracts	—	(41,209)	—	(41,209)
Interest rate contracts	(699,684)	—	—	(699,684)

Total	$680,097,724	$732,835,306	$3,576,669	$1,416,509,699

*Other financial instruments include foreign currency exchange contracts and futures. Interest rate contracts include futures.

Semi-Annual Report September 2017 / 204

Notes to Financial Statements (Continued)

LOW DURATION BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Foreign Government Obligations	$ —	$110,670,582	$ —	$ 110,670,582
Money Market Funds	157,819,772	—	—	157,819,772
U.S. Treasury Bills	111,260,093	—	—	111,260,093
Long-Term Investments:
Asset-Backed Securities	—	147,587,202	—	147,587,202
Bank Loans	—	4,319,027	15,475,961	19,794,988
Common Stock	—	—	2,156,645	2,156,645
Corporates	—	764,529,569	—	764,529,569
Mortgage-Backed	—	831,347,311	3,902,552	835,249,863
Municipal Bonds	—	637,968	—	637,968
Purchased Swaptions	—	36,012	—	36,012
U.S. Treasury Securities	928,816,623	41,712,244	—	970,528,867

Other Financial Instruments *

Assets:
Foreign currency exchange contracts	—	2,054,400	—	2,054,400
Interest rate contracts	109,657	—	—	109,657
Liabilities:
Foreign currency exchange contracts	—	(61,936)	—	(61,936)
Interest rate contracts	(1,505,222)	(17,835)	—	(1,523,057)

Total	$1,196,500,923	$1,902,814,544	$21,535,158	$3,120,850,625

*Other financial instruments include foreign currency exchange contracts, futures and written swaptions. Interest rate contracts include futures and written swaptions.

205 / Semi-Annual Report September 2017

Notes to Financial Statements (Continued)

STRATEGIC INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Foreign Government Obligations	$ —	$ 1,110,729	$ —	$ 1,110,729
Money Market Funds	719,000	—	—	719,000
U.S. Treasury Bills	4,947,261	—	—	4,947,261
Long-Term Investments:
Asset-Backed Securities	—	12,386,040	220,355	12,606,395
Bank Loans	—	203,122	—	203,122
Corporates	—	32,879,339	—	32,879,339
Mortgage-Backed	—	49,088,978	1,387,868	50,476,846
Municipal Bonds	—	1,088,914	—	1,088,914

Other Financial Instruments *

Assets:
Foreign currency exchange contracts	—	26,986	—	26,986
Interest rate contracts	58,586	—	—	58,586
Liabilities:
Foreign currency exchange contracts	—	(658)	—	(658)

Total	$5,724,847	$96,783,450	$1,608,223	$104,116,520

*Other financial instruments include foreign currency exchange contracts and futures. Interest rate contracts include futures.

Semi-Annual Report September 2017 / 206

Notes to Financial Statements (Continued)

TOTAL RETURN BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Foreign Government Obligations	$ —	$ 3,056,428,554	$ —	$ 3,056,428,554
Money Market Funds	1,900,269,677	—	—	1,900,269,677
U.S. Agency Discount Notes	—	2,493,645,675	—	2,493,645,675
U.S. Treasury Bills	3,134,469,451	—	—	3,134,469,451
Long-Term Investments:
Asset-Backed Securities	—	4,216,542,794	11,679,840	4,228,222,634
Bank Loans	—	252,014,882	41,192,330	293,207,212
Common Stock	1,295,489	—	23,909,236	25,204,725
Corporates	—	22,531,366,818	24,104,755	22,555,471,573
Mortgage-Backed	—	32,194,314,289	18,223,628	32,212,537,917
Municipal Bonds	—	801,411,546	—	801,411,546
Purchased Options - Exchange Traded	12,875,000	—	—	12,875,000
U.S. Treasury Securities	16,749,697,935	4,681,259,276	—	21,430,957,211

Other Financial Instruments *

Assets:
Foreign currency exchange contracts	—	27,190,260	—	27,190,260
Interest rate contracts	2,974,346	—	—	2,974,346
Liabilities:
Foreign currency exchange contracts	—	(3,343,917)	—	(3,343,917)
Interest rate contracts	(44,469,176)	—	—	(44,469,176)

Total	$21,757,112,722	$70,250,830,177	$119,109,789	$92,127,052,688

*Other financial instruments include foreign currency exchange contracts, futures and written options. Interest rate contracts include futures and written options.

207 / Semi-Annual Report September 2017

Notes to Financial Statements (Continued)

ULTRA SHORT BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Foreign Government Obligations	$ —	$ 4,887,691	$ —	$ 4,887,691
Money Market Funds	7,461,000	—	—	7,461,000
U.S. Treasury Bills	17,103,936	—	—	17,103,936
Long-Term Investments:
Asset-Backed Securities	—	1,606,287	—	1,606,287
Corporates	—	29,370,173	—	29,370,173
Mortgage-Backed	—	51,604,268	34,393	51,638,661
U.S. Treasury Securities	26,427,541	—	—	26,427,541

Other Financial Instruments *

Assets:
Foreign currency exchange contracts	—	28,573	—	28,573
Liabilities:
Foreign currency exchange contracts	—	(7,567)	—	(7,567)

Total	$50,992,477	$87,489,425	$34,393	$138,516,295

*Other financial instruments include foreign currency exchange contracts.

Semi-Annual Report September 2017 / 208

Notes to Financial Statements (Continued)

UNCONSTRAINED BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Foreign Government Obligations	$—	$218,395,090	$—	$218,395,090
Money Market Funds	93,002,258	—	—	93,002,258
U.S. Treasury Bills	198,667,067	—	—	198,667,067
Long-Term Investments:
Asset-Backed Securities	—	528,021,796	—	528,021,796
Bank Loans	—	9,788,627	9,204,465	18,993,092
Common Stock	—	—	2,272,495	2,272,495
Corporates	—	1,152,020,501	2,201,158	1,154,221,659
Foreign Government Obligations	—	53,075,373	—	53,075,373
Mortgage-Backed	—	1,451,585,662	44,434,034	1,496,019,696
Municipal Bonds	—	35,575,328	—	35,575,328
U.S. Agency Securities	—	3,253,415	—	3,253,415
U.S. Treasury Securities	73,008,775	—	—	73,008,775

Other Financial Instruments *

Assets:
Foreign currency exchange contracts	—	2,249,826	—	2,249,826
Interest rate contracts	2,547,627	—	—	2,547,627
Liabilities:
Foreign currency exchange contracts	—	(135,059)	—	(135,059)
Interest rate contracts	(660,920)	—	—	(660,920)

Total	$366,564,807	$3,453,830,559	$58,112,152	$3,878,507,518

*Other financial instruments include futures and foreign currency exchange contracts. Interest rate contracts include futures.

209 / Semi-Annual Report September 2017

Notes to Financial Statements (Continued)

Certain of the Funds’ investments are categorized as Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment for which such inputs are unobservable. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

There were no financial assets and/or liabilities transferred from level 1 to level 2 or from level 2 to level 1 for the six months ended September 30, 2017.

For the six months ended September 30, 2017, a reconciliation of level 3 investments is presented when the Fund had a significant amount of 1evel 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are a reconciliation of level 3 investments for which significant unobservable inputs were used in determining fair value:

ALPHATRAK 500 FUND	BANK LOANS	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2017	$74,930	$66,570
Accrued discounts/premiums	(39)	(3,700)
Realized (loss)	(14)	—
Change in unrealized appreciation/ (depreciation)*	68	(1,676)
Purchases	19	25,792
Sales	(5,625)	—
Transfers into Level 3**	—	—
Transfers out of Level 3**	—	—

Balance as of September 30, 2017	$69,339	$86,986

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2017 was $(1,740) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the period ended September 30, 2017.

FLOATING RATE INCOME FUND	BANK LOANS

Balance as of April 1, 2017	$14,643,546
Accrued discounts/premiums	7,093
Realized gain	10,159
Change in unrealized (depreciation)*	(493,928)
Purchases	491,913
Sales	(3,696,821)
Transfers into Level 3**	—
Transfers out of Level 3**	(990,188)

Balance as of September 30, 2017	$9,971,774

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2017 was $(472,232) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2017, the Fund used significant observable inputs in determining the value of certain investments. As of September 30, 2017, the Fund used unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $990,188 transferred from level 3 to level 2 in the disclosure hierarchy.

Semi-Annual Report September 2017 / 210

Notes to Financial Statements (Continued)

HIGH YIELD BOND FUND	BANK LOANS	COMMON STOCK	CORPORATES	WARRANT

Balance as of April 1, 2017	$13,314,153	$767,223	$13,153,506	$346,020
Accrued discounts/premiums	9,040	—	2,896	—
Realized gain/(loss)	(27,777)	444,504	1,481	—
Change in unrealized appreciation/ (depreciation)*	(1,363,403)	(652,911)	(24,085)	(259,225)
Purchases	1,027,334	—	—	—
Sales	(7,003,379)	(738,707)	(41,885)	—
Transfers into Level 3**	—	—	—	—
Transfers out of Level 3**	—	—	—	—
Other***	—	11,091,318	(11,091,318)	—

Balance as of September 30, 2017	$5,955,968	$10,911,427	$2,000,595	$86,795

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2017 was $(1,995,246) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the period ended September 30, 2017.

***Certain Level 3 investments were re-classified between Corporates and Common Stock during the period ended September 30, 2017.

INTERMEDIATE BOND FUND	BANK LOANS	COMMON STOCK	CORPORATES	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2017	$3,197,008	$—	$176,099	$538,763
Accrued discounts/premiums	679	—	—	(10,764)
Realized gain/(loss)	227	—	—	(3,465)
Change in unrealized appreciation/(depreciation)*	547	(13,816)	—	(68,609)
Purchases	—	—	—	—
Sales	(240,000)	—	—	—
Transfers into Level 3**	—	—	—	—
Transfers out of Level 3**	—	—	—	—
Other***	—	176,099	(176,099)	—

Balance as of September 30, 2017	$2,958,461	$162,283	$—	$455,925

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2017 was $(85,112) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the period ended September 30, 2017.

*** Certain Level 3 investments were re-classified between Corporates and Common Stock during the period ended September 30, 2017.

211 / Semi-Annual Report September 2017

Notes to Financial Statements (Continued)

LOW DURATION BOND FUND	BANK LOANS	COMMON STOCK	CORPORATES	MORTGAGE- BACKED SECURITIES

Balance as of April 1, 2017	$17,006,597	$—	$2,370,677	$4,397,060
Accrued discounts/premiums	157	—	—	(46,759)
Realized gain	1,143	—	—	—
Change in unrealized (depreciation)*	(391,436)	(214,032)	—	(447,749)
Purchases	—	—	—	—
Sales	(1,140,500)	—	—	—
Transfers into Level 3**	—	—	—	—
Transfers out of Level 3**	—	—	—	—
Other***	—	2,370,677	(2,370,677)	—

Balance as of September 30, 2017	$15,475,961	$2,156,645	$—	$3,902,552

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2017 was $(1,053,217) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the period ended September 30, 2017.

***Certain Level 3 investments were re-classified between Corporates and Common Stock during the period ended September 30, 2017.

STRATEGIC INCOME FUND	ASSET-BACKED SECURITIES	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2017	$266,936	$1,362,818
Accrued discounts/premiums	170	12,488
Realized (loss)	—	(614)
Change in unrealized (depreciation)*	(46,751)	(206,491)
Purchases	—	219,667
Sales	—	—
Transfers into Level 3**	—	—
Transfers out of Level 3**	—	—

Balance as of September 30, 2017	$220,355	$1,387,868

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2017 was $(237,865) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the period ended September 30, 2017.

Semi-Annual Report September 2017 / 212

Notes to Financial Statements (Continued)

TOTAL RETURN BOND FUND	ASSET-BACKED SECURITIES	BANK LOANS	COMMON STOCK	CORPORATES	MORTGAGE- BACKED SECURITIES

Balance as of April 1, 2017	$16,341,472	$55,094,852	$—	$38,276,920	$20,753,697
Accrued discounts/premiums	—	18,791	—	(13,882)	(461,098)
Realized (loss)	—	(139,204)	(432)		—
Change in unrealized (depreciation)*	(4,661,632)	(568,349)	(2,101,490)	170,251	(2,068,971)
Purchases	—	7,631,209	—	12,316,604	—
Sales	—	(20,844,969)	(228)	(633,752)	—
Transfers into Level 3**	—	—	—	—	—
Transfers out of Level 3**	—	—	—	—	—
Other***	—	—	26,011,386	(26,011,386)	—

Balance as of September 30, 2017	$11,679,840	$41,192,330	$23,909,236	$24,104,755	$18,223,628

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2017 was $(9,230,192) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the period ended September 30, 2017.

***Certain Level 3 investments were re-classified between Corporates and Common Stock during the period ended September 30, 2017.

ULTRA SHORT BOND FUND	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2017	$40,509
Accrued discounts/premiums	(2,431)
Realized (loss)	(1,268)
Change in unrealized (depreciation)*	(2,417)
Purchases	—
Sales	—
Transfers into Level 3**	—
Transfers out of Level 3**	—

Balance as of September 30, 2017	$34,393 ***

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2017 was $(3,607) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the period ended September 30, 2017.

*** As of September 30, 2017, MASTR Adjustable Rate Mortgages Trust, Series 2007-2, Class A2 had a $0 market value.

213 / Semi-Annual Report September 2017

Notes to Financial Statements (Continued)

UNCONSTRAINED BOND FUND	BANK LOANS	COMMON STOCK	CORPORATES	MORTGAGE- BACKED SECURITIES

Balance as of April 1, 2017	$11,393,267	$—	$2,473,774	$43,466,613
Accrued discounts/premiums	7,569	—	(2,220)	(742,025)
Realized (loss)	(12,077)	(39)		(353,850)
Change in unrealized (depreciation)*	(769,755)	(201,219)	(13,763)	(4,679,720)
Purchases	675,795	—	2,217,141	9,008,682
Sales	(2,090,334)	(21)		(2,265,666)
Transfers into Level 3**	—	—	—	—
Transfers out of Level 3**	—	—	—	—
Other***	—	2,473,774	(2,473,774)	—

Balance as of September 30, 2017	$9,204,465	$2,272,495	$2,201,158	$44,434,034	****

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2017 was $(5,595,254) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the period ended September 30, 2017.

***Certain Level 3 investments were re-classified between Corporates and Common Stock during the period ended September 30, 2017.

**** As of September 30, 2017, Master Adjustable Rate Mortgages Trust, Series 2007-2, Class A2 had a $0 market value.

Significant unobservable valuations inputs for Level 3 investments as of September 30, 2017, are as follows:

ALPHATRAK 500 FUND	FAIR VALUE AT 9/30/17	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE
Bank Loans	$69,339	Third-party Vendor	Vendor Prices	$99.95	$99.95
Mortgage-Backed Securities - Commercial Mortgage-Backed	$37,393	Third-party Vendor	Vendor Prices	0.69 - 6.54	4.75
Mortgage-Backed Securities-Non Agency	$49,593	Third-party Vendor	Vendor Prices	1.38	1.38
FLOATING RATE INCOME FUND	FAIR VALUE AT 9/30/17	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE
Bank Loans	$9,971,774	Third-party Vendor	Vendor Prices	$35.38 - $102.00	$93.23
HIGH YIELD BOND FUND	FAIR VALUE AT 9/30/17	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE
Bank Loans	$5,955,968	Third-party Vendor	Vendor Prices	$35.38 - $99.88	$81.51
Common Stock	$10,911,427	Third-party Vendor	Vendor Prices	20.00 - 44.50	20.59
Corporate Securities	$2,000,595	Third-party Vendor	Vendor Prices	0.00 - 108.00	97.79
Warrant	$86,795	Third-party Vendor	Vendor Prices	5.75 - 6.75	6.62
INTERMEDIATE BOND FUND	FAIR VALUE AT 9/30/17	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE
Bank Loans	$2,958,461	Third-party Vendor	Vendor Prices	$99.95	$99.95
Common Stock	$162,283	Third-party Vendor	Vendor Prices	20.25	20.25
Mortgage-Backed Securities- Commercial Mortgage-Backed	$455,925	Third-party Vendor	Vendor Prices	6.91	6.91

Semi-Annual Report September 2017 / 214

Notes to Financial Statements (Continued)

LOW DURATION BOND FUND	FAIR VALUE AT 9/30/17	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Bank Loans	$15,475,961	Third-party Vendor	Vendor Prices	$64.63 - $99.95	$96.36
Common Stock	$2,156,645	Third-party Vendor	Vendor Prices	20.25	20.25
Mortgage-Backed Securities- Commercial Mortgage-Backed	$1,261,069	Third-party Vendor	Vendor Prices	6.91	6.91
Mortgage-Backed Securities-Non- Agency	$2,641,483	Third-party Vendor	Vendor Prices	1.86	1.86

STRATEGIC INCOME FUND	FAIR VALUE AT 9/30/17	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Asset-Backed Securities	$220,355	Benchmark Pricing	Offered Quote	$16.63 - $42.00	$32.98
Mortgage-Backed Securities- Commercial Mortgage Backed	$1,185,618	Third-party Vendor	Vendor Prices	0.79 -7.79	4.87
Mortgage-Backed Securities-Non- Agency	$202,250	Third-party Vendor	Vendor Prices	11.92	11.92

TOTAL RETURN BOND FUND	FAIR VALUE AT 9/30/17	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Asset-Backed Securities	$11,679,840	Benchmark Pricing	Offered Quote	$39.00 - $42.00	$40.40
Bank Loans	$41,192,330	Third-party Vendor	Vendor Prices	86.00 - 99.95	97.57
Common Stock	$23,909,236	Third-party Vendor	Vendor Prices	20.25	20.25
Corporate Securities	$24,104,755	Third-party Vendor	Vendor Prices	112.88	112.88
Mortgage-Backed Securities- Commercial Mortgage-Backed	$30,963	Third-party Vendor	Vendor Prices	0.57	0.57
Mortgage-Backed Securities-Non- Agency	$18,192,665	Third-party Vendor	Vendor Prices	0.93 - 3.09	2.07

ULTRA SHORT BOND FUND	FAIR VALUE AT 9/30/17	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Mortgage-Backed Securities-Non- Agency	$34,393	Third-party Vendor	Vendor Prices	$0.00 - $1.38	$1.38

UNCONSTRAINED BOND FUND	FAIR VALUE AT 9/30/17	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Bank Loans	$9,204,465	Third-party Vendor	Vendor Prices	$64.63 - $99.95	$88.15
Common Stock	$2,272,495	Third-party Vendor	Vendor Prices	20.25	20.25
Corporate Securities	$2,201,158	Third-party Vendor	Vendor Prices	112.88	112.88
Mortgage-Backed Securities- Commercial Mortgage-Backed	$44,297,511	Third-party Vendor	Vendor Prices	1.94 - 7.79	5.51
Mortgage-Backed Securities-Non- Agency	$136,523	Third-party Vendor	Vendor Prices	0.00 - 11.92	9.40

Level 3 Valuation Process:

Investments classified within Level 3 of the fair value hierarchy may be fair valued by the Adviser with consent by the Adviser’s Pricing Working Group in accordance with procedures approved by the Board of Trustees, and under the general oversight of the Board of Trustees. The Adviser’s Pricing Working Group employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Adviser’s Pricing Working Group reports to the Board of Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant

215 / Semi-Annual Report September 2017

Notes to Financial Statements (Continued)

extent. The value determined for an investment using the Trust’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment. The Adviser, as part of the daily process, conducts back-testing of prices based on daily trade activities.

The Adviser’s Pricing Working Group consists of the Adviser’s General Counsel, Chief Compliance Officer, internal regulatory legal counsel, members of the Adviser’s Mutual Fund Administration Department, and a representative from the portfolio management team. The Adviser’s Pricing Working Group reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Derivative Instruments Categorized by Risk Exposure:

The following is a summary of the location of derivative instruments on the Funds’ Statements of Assets and Liabilities as of September 30, 2017:

LOCATION ON THE STATEMENTS OF ASSETS AND LIABILITIES
DERIVATIVE TYPE	ASSET DERIVATIVES	LIABILITY DERIVATIVES

Interest rate contracts	Unrealized appreciation on swap contracts Premiums paid for swap contracts Receivable for daily variation margin Investments, at value	Unrealized depreciation on swap contracts Premiums received on swap contracts Payable for daily variation margin Options written
Credit contracts	Unrealized appreciation on swap contracts Premiums paid for swap contracts	Unrealized depreciation on swap contracts Premiums received for swap contracts
Equity contracts	Unrealized appreciation on swap contracts Premiums paid for swap contracts Receivable for daily variation margin	Unrealized depreciation on swap contracts Premiums received for swap contracts Payable for daily variation margin
	—	Options written
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts
	—	Options written

The following is a summary of the Funds’ derivative instrument holdings categorized by primary risk exposure as of September 30, 2017:

		ASSET DERIVATIVE INVESTMENTS
	ALPHATRAK 500 FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND

Equity contracts:
Futures[1]	$193,127	$—	$—	$—
Interest contracts:
Futures[1]	—	—	—	41,817
Foreign currency exchange contracts:
Forwards	—	52,109	—	268,050

Total	$193,127	$52,109	$—	$309,867

Semi-Annual Report September 2017 / 216

Notes to Financial Statements (Continued)

		ASSET DERIVATIVE INVESTMENTS
	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

Interest contracts:
Futures[1]	$109,657	$58,586	$2,974,346	$—	$2,547,627
Options purchased	—	—	12,875,000	—	—
Swaptions purchased	36,012	—	—	—	—
Foreign currency exchange contracts:
Forwards	2,054,400	26,986	27,190,260	28,573	2,249,826

Total	$2,200,069	$85,572	$43,039,606	$28,573	$4,797,453

1Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

		LIABILITY DERIVATIVE INVESTMENTS
	ALPHATRAK 500 FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND

Credit contracts:
Swaps	$—	$—	$(226,823)	$—
Interest contracts:
Futures[1]	—	—	—	(699,684)
Foreign currency exchange contracts:
Forwards	—	—	(20,892)	(41,209)

Total	$—	$—	$(247,715)	$(740,893)

		LIABILITY DERIVATIVE INVESTMENTS
	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

Interest contracts:
Futures[1]	$(1,505,222)	$—	$(29,625,426)	$—	$(660,920)
Options written	—	—	(14,843,750)	—	—
Swaptions written	(17,835)	—	—	—	—
Foreign currency exchange contracts:
Forwards	(61,936)	(658)	(3,343,917)	(7,567)	(135,059)

Total	$(1,584,993)	$(658)	$(47,813,093)	$(7,567)	$(795,979)

1Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

217 / Semi-Annual Report September 2017

Notes to Financial Statements (Continued)

The following is a summary of the Funds’ realized gain/(loss) and change in unrealized appreciation/(depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the six months ended September 30, 2017:

	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	ALPHATRAK 500 FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND

Credit contracts:
Swaps	$—	$—	$(172,861)	$(2,950)
Equity contracts:
Futures	1,201,468	—	—	—
Interest contracts:
Futures	—	—	—	1,006,655
Foreign currency exchange contracts	—	(9,032)	(16,247)	(1,304,149)
Foreign currency transactions	—	(213,411)	192,901	1,590,464

Total	$1,201,468	$(222,443)	$3,793	$1,290,020

	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

Interest contracts:
Futures	$874,723	$(131,514)	$48,471,971	$—	$(3,923,710)
Options and swaptions written	—	—	4,929,910	—	—
Swap contracts	(9,611)	—	(211,047)	—	—
Foreign currency exchange contracts	(5,355,303)	(185,873)	(70,833,630)	(69,004)	(1,411,393)
Foreign currency transactions	6,227,504	219,393	92,696,899	106,458	1,926,486

Total	$1,737,313	$(97,994)	$75,054,103	$37,454	$(3,408,617)

	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	ALPHATRAK 500 FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND

Credit contracts:
Swaps	$—	$—	$62,111	$—
Equity contracts:
Futures[1]	299,608	—	—	—
Interest contracts:
Futures[1]	—	—	—	(997,029)
Foreign currency exchange contracts	—	301,708	(134,725)	1,355,544
Foreign currency transactions	—	—	8,223	16,356

Total	$299,608	$301,708	$(64,391)	$374,871

1Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments.

Semi-Annual Report September 2017 / 218

Notes to Financial Statements (Continued)

	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

Interest contracts:
Futures[1]	$(1,897,983)	$65,919	$(43,969,427)	$—	$1,679,492
Options and swaptions written	33,534	—	(8,968,250)	—	—
Foreign currency exchange contracts	5,436,942	134,961	78,731,662	68,612	4,884,752
Foreign currency transactions	24,736	272	602,286	2,978	53,601

Total	$3,597,229	$201,152	$26,396,271	$71,590	$6,617,845

1Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments.

	AVERAGE PERIOD BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]
	ALPHATRAK 500 FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND

Financial futures contracts:
Average number of contracts purchased	131	—	—	1,117
Average number of contracts sold		—	—	92
Average value of contracts purchased	$110,865	$ —	$ —	$ 419,473
Average value of contracts sold	$ —	$ —	$ —	$ 28,566
Credit default swaps:
Average number of contracts - buy protection	—	—	3	—
Average notional value - buy protection	$ —	$ —	$19,750,000	$ —
Interest rate swaps:
Average number of contracts - pays fixed rate	—	—	—	1
Average notional value - pays fixed rate	$ —	$ —	$ —	$ 1,445
Foreign currency exchange contracts:
Average number of contracts sold	—	2	2	3
Average value of contracts sold	$ —	$166,163	$ 104,283	$1,842,700

219 / Semi-Annual Report September 2017

Notes to Financial Statements (Continued)

	AVERAGE PERIOD BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]
	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Financial futures contracts:
Average number of contracts purchased	2,832	—	68,188	—	820
Average number of contracts sold	243	36	11,269	—	882
Average value of contracts purchased	$802,520	$—	$23,263,271	$—	$345,426
Average value of contracts sold	$75,505	$23,740	$2,870,827	$—	$1,202,918
Written options:
Average number of contracts	—	—	2	—	—
Average notional value	$—	$—	$6,766,081	$—	$—
Interest rate swaps:
Average number of contracts - pays fixed rate	1	—	1	—	—
Average notional value - pays fixed rate	$3,842,500	$—	$104,350,000	$—	$—
Written swaptions:
Average number of contracts	1	—	—	—	—
Average notional value	$540,000	$—	$—	$—	$—
Foreign currency exchange contracts:
Average number of contracts sold	4	3	5	3	3
Average value of contracts sold	$5,130,331	$158,819	$80,151,567	$88,624	$3,402,204

1Amounts disclosed represent the volume of derivative contracts for the period ended September 30, 2017.

Counterparty Credit Risk:

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s

Semi-Annual Report September 2017 / 220

Notes to Financial Statements (Continued)

net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Portfolio Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold typically $250,000 or $500,000, before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Funds and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Funds disclose in the Statements of Assets and Liabilities both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Funds disclose collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2017, are as follows:

	FLOATING RATE BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Goldman Sachs International Forward Currency Contracts	$52,109	$—	$—	$52,109

Total Goldman Sachs
International	52,109	—	—	52,109

Total	$52,109	$—	$—	$52,109

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

221 / Semi-Annual Report September 2017

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2017, are as follows:

	HIGH YIELD BOND FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	DERIVATIVE (ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[4]
Goldman Sachs International
Foreign Currency Exchange Contracts	$20,892	$—	$—	$20,892
Swap agreements	114,926	—	—	114,926

Total Goldman Sachs International	135,818	—	—	135,818

Morgan Stanley Capital Services LLC
Swap agreements	$111,897	$—	$—	$111,897

Total Morgan Stanley Capital Services LLC	111,897	—	—	111,897

Total	$247,715	$—	$—	$247,715

3Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

4Represents the net amount payable from the counterparty in the event of default.

Semi-Annual Report September 2017 / 222

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2017, are as follows:

	INTERMEDIATE BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Goldman Sachs International
Foreign Currency Exchange Contracts	$268,050	$(170,000)	$(41,209)	$56,841

Total Goldman Sachs International	268,050	(170,000)	(41,209)	56,841

Total	$268,050	$(170,000)	$(41,209)	$56,841

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2017, are as follows:

	INTERMEDIATE BOND FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	DERIVATIVE (ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[4]
Goldman Sachs International
Foreign Currency Exchange Contracts	$41,209	$—	$(41,209)	$—

Total Goldman Sachs International	41,209	—	(41,209)	—

Total	$41,209	$—	$(41,209)	$—

3Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

4Represents the net amount payable to the counterparty in the event of default.

223 / Semi-Annual Report September 2017

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2017, are as follows:

	LOW DURATION BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Bank of America N.A.
Foreign Currency Exchange Contracts	$1,320,703	$(1,270,000)	$—	$50,703

Total Bank of America N.A.	1,320,703	(1,270,000)	—	50,703
Goldman Sachs International
Foreign Currency Exchange Contracts	$733,697	$(653,926)	$(79,771)	$—
Swaptions	36,012	(36,012)	—	—

Total Goldman Sachs International	769,709	(689,938)	(79,771)	—

Total	$2,090,412	$(1,959,938)	$(79,771)	$50,703

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2017, are as follows:

	LOW DURATION BOND FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	DERIVATIVE (ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[4]
Goldman Sachs International
Foreign Currency Exchange Contracts	$61,936	$—	$(61,936)	$—
Swaptions	17,835	—	(17,835)	—

Total Goldman Sachs International	79,771	—	(79,771)	—
Total	$79,771	$—	$(79,771)	$—

3Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

4Represents the net amount payable to the counterparty in the event of default.

Semi-Annual Report September 2017 / 224

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2017, are as follows:

	STRATEGIC INCOME FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Bank of America N.A.
Foreign Currency Exchange Contracts	$26,986	$—	$—	$26,986

Total Bank of America N.A.	$26,986	$—	$—	$26,986

Total	$26,986	$—	$—	$26,986

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2017, are as follows:

	STRATEGIC INCOME FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	DERIVATIVE (ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[4]
Goldman Sachs International
Foreign Currency Exchange Contracts	$658	$—	$—	$658

Total Goldman Sachs International	$658	$—	$—	$658

Total	$658	$—	$—	$658

3Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

4Represents the net amount payable from the counterparty in the event of default.

225 / Semi-Annual Report September 2017

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2017, are as follows:

	TOTAL RETURN BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]

Goldman Sachs International
Foreign Currency Exchange Contracts	$27,190,260	$(25,267,311)	$(1,922,949)	$—

Total Goldman Sachs International	27,190,260	(25,267,311)	(1,922,949)	—

Total	$27,190,260	$(25,267,311)	$(1,922,949)	$—

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2017, are as follows:

	TOTAL RETURN BOND FUND
COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	(ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[4]

Bank of America, NA
Foreign Currency Exchange Contracts	$1,420,967	$—	$—	$1,420,967

Total Bank of America, NA	1,420,967	—	—	1,420,967

Goldman Sachs Group, Inc.
Foreign Currency Exchange Contracts	$1,922,950	$—	$(1,922,950)	$—

Total Goldman Sachs Group, Inc.	1,922,950	—	(1,922,950)	—

Total	$3,343,917	$—	$(1,922,950)	$1,420,967

3Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

4Represents the net amount payable to the counterparty in the event of default.

Semi-Annual Report September 2017 / 226

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative assets counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2017, are as follows:

	ULTRA SHORT BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]

Bank of America, NA
Foreign Currency Exchange Contracts	$28,573	$—	$—	$28,573

Total Bank of America, NA	28,573	—	—	28,573

Total	$28,573	$—	$—	$28,573

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2017, are as follows:

	ULTRA SHORT BOND FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	DERIVATIVE (ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[4]

Goldman Sachs International
Foreign Currency Exchange Contracts	$7,567	$—	$—	$7,567

Total Goldman Sachs International	7,567	—	—	7,567

Total	$7,567	$—	$—	$7,567

3Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

4Represents the net amount payable to the counterparty in the event of default.

227 / Semi-Annual Report September 2017

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative assets counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2017, are as follows:

		UNCONSTRAINED BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Goldman Sachs International
Foreign Currency Exchange Contracts	$2,249,826	$—	$(135,059)	$2,114,767

Total Goldman Sachs International	2,249,826	—	(135,059)	2,114,767

Total	$2,249,826	$—	$(135,059)	$2,114,767

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2017, are as follows:

		UNCONSTRAINED BOND FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	DERIVATIVE (ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[4]
Goldman Sachs Group, Inc.
Foreign Currency Exchange Contracts	$135,059	$—	$(135,059)	$—

Total Goldman Sachs Group, Inc.	135,059	—	(135,059)	—

Total	$135,059	$—	$(135,059)	$—

3Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

4Represents the net amount payable from the counterparty in the event of default.

3.	PORTFOLIO INVESTMENTS

The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

The Funds may invest in securities issued by Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). These are fixed-income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Funds. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Semi-Annual Report September 2017 / 228

Notes to Financial Statements (Continued)

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right to the issuer to borrow from the Treasury.

On September 7, 2008, the Federal Housing Finance Agency was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (“GNMA”), FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

The Funds may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described in Note 2 under “Security Valuation”.

The Funds may invest in Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”), which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs and other CDOs that are subordinate to other classes, volatility in value, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

The Funds may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). During the six months ended September 30, 2017, certain interest only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Board. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund’s limit on illiquid securities.

The Funds may purchase participations in commercial loans, or may purchase assignments of such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service. Participations and assignments also involve special types of risk, including interest rate risk, liquidity risk, and the risk of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

The Funds may also sell a debt or equity security short that is, without owning it and borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Ultra Short Bond Fund, Low Duration Bond Fund, Intermediate Bond Fund, and Total Return Bond Fund will not make total short sales exceeding 25% of the value of each respective Fund’s assets.

229 / Semi-Annual Report September 2017

Notes to Financial Statements (Continued)

The High Yield Bond Fund, Unconstrained Bond Fund, Floating Rate Income Fund and Strategic Income Fund will not make total short sales exceeding 33 1/3% of each respective Fund’s assets. If the value of the security sold short increases, a Fund would lose money because it would need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.) At September 30, 2017, the Funds did not hold any short debt or equity.

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Funds might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Funds. The Funds also may make short sales “against-the-box”, in which the Funds sell short securities they own. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale”, requiring the Fund to recognize any taxable gain from the transaction.

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

For the six months ended September 30, 2017, the Funds did not receive any in-kind payments with respect to PIK securities.

The Funds may invest in repurchase agreements. In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Funds could experience losses, delays and costs in liquidating the collateral.

Master Repurchase Agreements (“MRAs”) permit each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price to be received by each Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, each Fund recognizes a liability with respect to such excess collateral to reflect each Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of September 30, 2017, the Funds did not hold any repurchase agreements.

The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings.

Reverse repurchase transactions and treasury roll transactions are entered into by a Fund under MRAs. With reverse repurchase transactions and treasury roll transactions, typically the Funds and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. There were no reverse repurchase agreements for the six months ended September 30, 2017.

Each Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment. Prior to settlement of these transactions, the value of the subject securities will fluctuate,

Semi-Annual Report September 2017 / 230

Notes to Financial Statements (Continued)

reflecting interest rate changes. In addition, because a Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they must result in a form of leverage to the extent a Fund does not maintain liquid assets equal to the face amount of the contract. The Funds segregate assets (cash and/or securities) to cover the amounts outstanding related to these transactions.

Derivatives:

The Funds engaged in various portfolio investment strategies both to increase the return of the Funds and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Funds are subject to credit risk, equity price risk and interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below:

Over the reporting period, the Funds engaged in interest rate futures contracts, foreign currency exchange contracts, swap agreements and swaptions as a means of managing interest rate risk and yield curve positioning consistent with the Adviser’s current market perspectives. Additionally, credit default swaps were held for the purposes of (1) hedging valuation risks specific to identified market segments, industries and credits and (2) efficiently gaining income-bearing exposures to selected market segments, industries and credits. The market value of these instruments, realized and changes in unrealized gains and losses, and the types of contracts are included in the Schedule of Portfolio Investments and the Notes to Financial Statements.

Options- The Funds may purchase and write call and put options on securities, securities indices and on foreign currencies. A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. A Fund may write a call or put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, a Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer). As of September 30, 2017, the Low Duration Bond Fund held written swaptions.

Futures - The Funds purchased or sold exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Fund may be attempting to sell some or all the Fund holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

231 / Semi-Annual Report September 2017

Notes to Financial Statements (Continued)

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade.

Foreign Currency - The Funds may hold foreign currency as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk).

Foreign Currency Exchange Contracts - The Funds entered into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Swaps - The Funds invested in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty (and in certain circumstances may not be assignable), and may result in losses in the event of a default or bankruptcy of the counterparty.

The Funds entered into credit default swap agreements to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. The buyer in a credit default contract is obligated to pay the seller a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the par value (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either the buyer or seller in such transactions. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller of a credit default swap, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation. The collateral posted, net of assets received as collateral, for swap contracts is also disclosed in the Notes to Schedules of Portfolio Investments. The maximum potential amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of September 30, 2017, for which a portfolio is the seller of protection are also disclosed. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a portfolio for the same referenced entity or entities.

The Funds entered into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Funds’ maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life. The Funds enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk).

The Funds may write (sell) and purchase put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.

Semi-Annual Report September 2017 / 232

Notes to Financial Statements (Continued)

However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. At September 30, 2017, the Low Duration Bond Fund held swaptions.

In addition to the securities listed above, the AlphaTrak 500 Fund invested in the following equity derivative instruments with a notional or contractual value up to its total assets: S&P 500 Index futures contracts, Mini S&P 500 Index futures contracts, options on the S&P 500 Index and S&P futures, and swap agreements involving the S&P 500 Index. When the above listed S&P Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools, or trusts that invest in such stocks.

The Funds may enter into total return swap agreements. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of LIBOR based cash flows. The total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. The total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties.

As a result, unrealized gains are reported as an asset and unrealized losses are reported as a liability in the Statements of Assets and Liabilities. The change in the value of the swaps, including periodic amounts of interest paid or received on swaps is reported as unrealized gains or losses in both the Statements of Assets and Liabilities and the Statements of Operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used upon payment or receipt of a periodic payment or termination of swap agreements to express the extent of involvement in these transactions, but the amounts subject to credit risk are much smaller. At September 30, 2017, the Funds had outstanding swap agreements as listed in the Funds’ Schedules of Portfolio Investments. Swap transactions present risk of loss in excess of the related amounts in the Statements of Assets and Liabilities.

4.	RISK CONSIDERATIONS

Market Risk: Because the values of the Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk: The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk: The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Funds’ investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk: Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgaged-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk: Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk: The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility

233 / Semi-Annual Report September 2017

Notes to Financial Statements (Continued)

and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Certain of the Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

Mortgage-backed securities (“MBS”) and Asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets, (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.) In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

The mortgage industry lacks a single bright-line as to what separates a subprime loan from an Alt-A loan. Often it is a combination of loan characteristics involving both borrower criteria as well as collateral criteria that determine which category a loan is placed in. However, in order to be both conservative and objective as possible, the Adviser applied the following criteria to the Funds’ residential mortgage and asset-backed holdings in coming up with its categorizations:

Sub Prime - Any asset-backed bond whose collateral was residential mortgages were considered to be subprime, provided that the loans did not belong to the classification of manufactured housing loans.

Alt-A - Any mortgage-backed security whose average borrower FICO score was less than 730 and/or was listed as an Alt-A pool by Bloomberg were considered to be Alt-A bonds.

Counterparty Risk: The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their fair value recorded in the Funds’ Statements of Assets and Liabilities.

5.	SECURITIES TRANSACTIONS

Investment transactions for the six months ended September 30, 2017, excluding U.S. government and short-term investments, were as follows:

PORTFOLIO	PURCHASES	SALES
AlphaTrak 500 Fund	$10,378,246	$8,577,157
Floating Rate Income Fund	93,803,154	79,204,559
High Yield Bond Fund	616,790,998	739,123,265
Intermediate Bond Fund	228,491,523	273,139,251
Low Duration Bond Fund	257,140,086	524,639,404
Strategic Income Fund	14,008,376	18,219,598
Total Return Bond Fund	64,086,459,252	61,648,996,856
Ultra Short Bond Fund	15,658,474	31,758,533
Unconstrained Bond Fund	827,036,840	715,995,105

Purchases include the Total Return Bond Fund, Strategic Income Fund and Unconstrained Bond Fund’s purchase of certain securities from affiliated investment accounts for a total of $74,068,219, $315,910 and $1,015,217, respectively. Sales include the Low Duration Bond Fund for a total of $5,488,025. These trades are in accordance with the provisions set forth in Section 17(a)-7 of the 1940 Act.

Semi-Annual Report September 2017 / 234

Notes to Financial Statements (Continued)

Investment transactions in U.S. government securities for the six months ended September 30, 2017 were as follows:

PORTFOLIO	PURCHASES	SALES
AlphaTrak 500 Fund	$—	$1,412,366
Floating Rate Income Fund	—	—
High Yield Bond Fund	58,519,001	59,323,679
Intermediate Bond Fund	1,157,780,236	1,157,055,004
Low Duration Bond Fund	1,460,558,563	1,394,553,206
Strategic Income Fund	—	—
Total Return Bond Fund	55,169,722,940	53,590,080,982
Ultra Short Bond Fund	51,730,176	50,821,998
Unconstrained Bond Fund	146,434,056	196,009,247

6.	INVESTMENT ADVISORY SERVICES AND OTHER TRANSACTIONS

As compensation for advisory services, the Adviser charges the Floating Rate Income Fund, the High Yield Bond Fund, the Intermediate Bond Fund, the Low Duration Bond Fund, the Total Return Bond Fund, the Ultra Short Bond Fund and the Unconstrained Bond Fund a fee, computed daily and payable monthly, at an annual rate of 0.25%, 0.30%, 0.35%, 0.35%, 0.50%, 0.65% and 0.55%, respectively, of each Fund’s average daily net assets. The Adviser charges the Strategic Income Fund a basic fee of 1.20% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.70% of the Fund’s average daily net assets for the relevant 12-month performance period), depending on whether, and to what extent, the investment performance of the Strategic Income Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the Merrill Lynch Three Month U.S. Treasury Bill Index, plus 2.00% over the same period. Under this agreement, the basic fee was increased by 0.70% resulting in $1,082,462 of total management fees for the six months ended September 30, 2017. The Adviser charges the AlphaTrak 500 Fund a basic fee of 0.35% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.35% of the Fund’s average daily net assets for the relevant three-month performance period), depending on whether, and to what extent, the investment performance of the AlphaTrak 500 Fund before management fees, for the relevant performance period, exceeds or is exceeded by, the performance of the S&P 500 Index, plus an annualized margin of 1.00% over the same period. Under this agreement, the basic fee was decreased by 0.33% resulting in $2,530 total management fees for the six months ended September 30, 2017.

The Adviser has agreed in an operating expenses agreement with the Trust to limit each Fund’s expenses, (excluding interest, taxes, brokerage commissions, short sales dividend expense, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) as described in the table below. The operating expenses agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund’s operating expenses are otherwise below its expense cap at both the time of the waiver and the recoupment. The Adviser’s obligation will not be recorded as a liability on the books of the applicable Fund to the extent that the total operating expenses of the Fund are at or above the expense cap. However, if the total operating expenses of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be accrued by the Fund as a liability if the Adviser seeks to recoup those amounts and the independent trustees have approved that reimbursement. The Adviser may not request or receive reimbursement from a Fund for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the year.

235 / Semi-Annual Report September 2017

Notes to Financial Statements (Continued)

Investment advisory fees and related contractual expense limitations for the six months ended September 30, 2017, were as follows:

	INVESTMENT ADVISORY FEE RATE				CONTRACTUAL EXPENSE LIMITATION[1]
PORTFOLIO	CLASS M	CLASS I	ADMINISTRATIVE CLASS	PLAN CLASS	CLASS M	CLASS I	ADMINISTRATIVE CLASS	PLAN CLASS
AlphaTrak 500 Fund	0.00%-0.70%	N/A	N/A	N/A	0.90%	N/A	N/A	N/A
Floating Rate Income Fund	0.55%	0.55%	N/A	N/A	0.90%	0.70%	N/A	N/A
High Yield Bond Fund	0.50%	0.50%	N/A	N/A	0.85%	0.60%	N/A	N/A
Intermediate Bond Fund	0.35%	0.35%	N/A	N/A	0.70%	0.49%	N/A	N/A
Low Duration Bond Fund	0.30%	0.30%	0.30%	N/A	0.63%	0.44%	0.83%	N/A
Strategic Income Fund	0.50%-1.90%	0.50%-1.90%	N/A	N/A	2.35%	2.10%	N/A	N/A
Total Return Bond Fund	0.35%	0.35%	0.35%	0.35%	0.70%	0.49%	0.90%	0.39%
Ultra Short Bond Fund	0.25%	0.25%	N/A	N/A	0.50%	0.34%	N/A	N/A
Unconstrained Bond Fund	0.65%	0.65%	N/A	N/A	1.04%	0.80%	N/A	N/A

1The Adviser has agreed not to reduce or discontinue this contractual expense limitation until July 31, 2018, unless approved by the Board.

At September 30, 2017, the balance of recoupable expenses with expiration dates for the Funds were as follows:

PORTFOLIO	2018	2019	2020	2021	TOTAL
AlphaTrak 500 Fund	$112,318	$120,243	$131,176	$—	$363,737
Floating Rate Income Fund	83,121	60,249	101,217	38,879	283,466
High Yield Bond Fund	785,013	173,972	239,308	171,062	1,369,355
Intermediate Bond Fund	53,881	—	—	—	53,881
Strategic Income Fund	—	—	—	62,704	62,704
Ultra Short Bond Fund	255,028	256,571	227,293	116,093	854,985

Total	$1,289,361	$611,035	$698,994	$388,738	$2,988,128

During the six months ended September 30, 2017, the Adviser recouped $18,228 from the AlphaTrak 500 Fund and $5,379 from the Intermediate Bond Fund.

Certain officers and trustees of the Funds are also officers and directors of the Adviser. Such officers and trustees serve without direct compensation from the Funds. Each of the independent trustees receives an annual retainer of $120,000 and $10,000 for each meeting of the Board attended. The chairman of the Board receives an annual retainer of $170,000. The respective chairman of the Audit Committee and the Nominating Committee each receive additional annual retainer of $34,000 and $17,000, respectively. The Trust has an unfunded, nonqualified deferred compensation plan (the “Plan”) for certain eligible Trustees. The Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the Board, deferred fees will be paid out in a single sum in cash or a maximum of 10 annual installments. The expenses related to the annual retainer, meeting fees, and/or any fluctuation in the selected Funds under the Plan are recorded in Trustees’ fees and expenses in the Statements of Operations.

7.	SHARE MARKETING (12b-1) PLAN AND SHAREHOLDER SERVICING PLAN

The Trust has a Share Marketing Plan (or the “Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to Class M shares of the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, the High Yield Bond Fund, the Unconstrained Bond Fund, the Floating Rate Income Fund, the Strategic Income Fund, and the Administrative Class shares of the Low Duration Bond Fund and Total Return Bond Fund. Under the Plan, the Trust pays Foreside Funds Distributor LLC, as the Trust’s distribution coordinator, an annual fee up to 0.25% of the particular Fund’s average daily net assets attributable to Class M shares and Administrative Class shares to reimburse expenses in connection with the promotion and distribution of shares of the respective Fund. The Adviser has undertaken to limit the Rule 12b-1 expenses to 0.16% for the Ultra Short Bond Fund, 0.19% for the Low Duration Bond Fund, and 0.21% for the Intermediate Bond Fund and the Total Return Bond Fund, for the six months ended

Semi-Annual Report September 2017 / 236

Notes to Financial Statements (Continued)

September 30, 2017. The AlphaTrak 500 Fund is currently not incurring Rule 12b-1 fees. The Adviser has contractually agreed, through July 31, 2018, to pay the distribution expenses of the AlphaTrak 500 Fund out of its own resources.

The Funds’ Board of Trustees has adopted a Shareholder Servicing Plan that allows each Fund to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Administrative Class shares of a Fund through the intermediary. The fee is payable under the Plan at an annual rate not to exceed 0.25% of the particular Fund’s average daily net assets attributable to the Administrative Share class but the Adviser has undertaken to limit these expenses for the current fiscal year to 0.20% of the Fund’s average daily net assets invested through the intermediary.

The Board of Trustees has approved a Supplemental Administration Agreement, dated and effective as of July 29, 2015, between the Adviser and the Trust. The Supplemental Administration Agreement provides for payment to the Adviser for a variety of supplemental administrative services either not provided by BNY Mellon Investment Servicing (US) Inc., the Funds’ administrator, or services related to additional support or review and supervision of the administrator’s services. The fee payable under this Agreement is an amount set from time to time by the Board of Trustees, which may not exceed $650,000 annually for all Funds. To date, no fees have been charged or paid under the Agreement.

8.	Commitments and Contingencies

The Floating Rate Income Fund had the following unfunded commitments and unrealized gain/(loss) by investment as of September 30, 2017:

UNFUNDED COMMITMENTS	MATURITY	AMOUNT	UNREALIZED GAIN
Dubois Chemicals, Inc.,
Delayed Draw Term Loan, 1st Lien	March 2024	$117,104	$771
WP Deluxe Merger Sub, Inc.,
Delayed-Draw Term Loan, 1st Lien	July 2024	26,598	116
Vantiv, LLC.,
Delayed-Draw Term Loan B, 1st Lien	August 2024	219,391	794
PlayCore, Inc.,
Delayed-Draw Term Loan, 1st Lien	September 2024	60,045	670
TricorBraun, Inc.,
Delayed-Draw Term Loan, 1st Lien	November 2023	137,528	2,528

Total Unfunded Commitments		$560,666	$4,879

From time to time, a Fund may become a party to certain legal proceedings incidental to the normal course of its business. As of September 30, 2017, management is not aware of any pending or threatened litigation against a Fund.

In the normal course of business, the Trust enters into contracts which provide a variety of representations and warranties, and that provide general indemnifications. Such contracts include those with certain service providers, brokers and trading counterparties. Any exposure to the Trust under these arrangements is unknown as it would involve future claims that may be made against the Trust; however, based on the Trust’s experience, the risk of loss is remote and no such claims are expected to occur. As such, the Trust has not accrued any liability in connection with such indemnifications.

237 / Semi-Annual Report September 2017

Notes to Financial Statements (Continued)

9.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Transactions in shares of beneficial interest were as follows:

	ALPHATRAK FUND
	CLASS M	CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017
Change in Fund shares:
Shares outstanding at beginning of period	2,314,322	333,047

Shares sold	1,115,053	2,310,463
Shares issued through reinvestment of distributions	8,582	10,153
Shares redeemed	(1,663,230)	(339,341)

Net increase/(decrease) in fund shares	(539,595)	1,981,275

Shares outstanding at end of period	1,774,727	2,314,322

	FLOATING RATE INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017
Change in Fund shares:
Shares outstanding at beginning of period	2,491,449	837,086	20,507,647	14,232,960

Shares sold	378,811	2,200,959	2,533,345	6,681,676
Shares issued through reinvestment of distributions	40,625	42,403	381,815	603,566
Shares redeemed	(1,292,519)	(588,999)	(479,094)	(1,010,555)

Net increase/(decrease) in fund shares	(873,083)	1,654,363	2,436,066	6,274,687

Shares outstanding at end of period	1,618,366	2,491,449	22,943,713	20,507,647

	HIGH YIELD BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017
Change in Fund shares:
Shares outstanding at beginning of period	35,874,114	54,778,695	55,451,183	62,970,316

Shares sold	2,738,985	10,909,864	6,009,767	19,143,693
Shares issued through reinvestment of distributions	533,082	1,500,091	813,319	2,036,355
Shares redeemed	(8,274,726)	(31,314,536)	(15,715,081)	(28,699,181)

Net increase/(decrease) in fund shares	(5,002,659)	(18,904,581)	(8,891,995)	(7,519,133)

Shares outstanding at end of period	30,871,455	35,874,114	46,559,188	55,451,183

Semi-Annual Report September 2017 / 238

Notes to Financial Statements (Continued)

	INTERMEDIATE BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017
Change in Fund shares:
Shares outstanding at beginning of period	8,930,814	18,812,209	102,657,569	103,485,612

Shares sold	493,893	3,266,897	8,998,000	24,908,245
Shares issued through reinvestment of distributions	61,015	314,339	898,415	2,712,782
Shares redeemed	(2,032,426)	(13,462,631)	(12,450,874)	(28,449,070)

Net increase/(decrease) in fund shares	(1,477,518)	(9,881,395)	(2,554,459)	(828,043)

Shares outstanding at end of period	7,453,296	8,930,814	100,103,110	102,657,569

	LOW DURATION BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017
Change in Fund shares:
Shares outstanding at beginning of period	147,299,850	171,038,365	208,222,371	219,424,752

Shares sold	6,914,192	20,668,122	25,089,542	75,031,888
Shares issued through reinvestment of distributions	924,142	2,099,437	1,464,489	2,964,648
Shares redeemed	(21,628,098)	(46,506,074)	(34,569,776)	(89,198,917)

Net increase/(decrease) in fund shares	(13,789,764)	(23,738,515)	(8,015,745)	(11,202,381)

Shares outstanding at end of period	133,510,086	147,299,850	200,206,626	208,222,371

	LOW DURATION BOND FUND
	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017
Change in Fund shares:
Shares outstanding at beginning of period	639,733	652,992

Shares sold	73,436	238,282
Shares issued through reinvestment of distributions	1,322	3,634
Shares redeemed	(66,057)	(255,175)

Net increase/(decrease) in fund shares	8,701	(13,259)

Shares outstanding at end of period	648,434	639,733

239 / Semi-Annual Report September 2017

Notes to Financial Statements (Continued)

	STRATEGIC INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017

Change in Fund shares:

Shares outstanding at beginning of period	5,516,252	7,397,766	8,764,620	7,646,228

Shares sold	841,080	4,154,787	767,110	4,596,358

Shares issued through reinvestment of distributions	91,721	221,062	174,889	269,617

Shares redeemed	(1,781,751)	(6,257,363)	(1,460,632)	(3,747,583)

Net increase/(decrease) in fund shares	(848,950)	(1,881,514)	(518,633)	1,118,392

Shares outstanding at end of period	4,667,302	5,516,252	8,245,987	8,764,620

	TOTAL RETURN BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017

Change in Fund shares:

Shares outstanding at beginning of period	1,440,045,438	1,522,053,047	4,637,417,821	4,272,994,483

Shares sold	109,429,862	369,371,476	711,154,982	1,793,212,860

Shares issued through reinvestment of distributions	12,527,486	45,942,701	42,348,308	132,414,307

Shares redeemed	(305,851,143)	(497,321,786)	(864,993,842)	(1,561,203,829)

Net increase/(decrease) in fund shares	(183,893,795)	(82,007,609)	(111,490,552)	364,423,338

Shares outstanding at end of period	1,256,151,643	1,440,045,438	4,525,927,269	4,637,417,821

	TOTAL RETURN BOND FUND
	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS	PLAN CLASS	PLAN CLASS
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017

Change in Fund shares:

Shares outstanding at beginning of period	72,617,898	26,863,547	1,376,039,895	1,049,072,162

Shares sold	20,634,438	56,390,300	475,256,731	523,822,410

Shares issued through reinvestment of distributions	696,214	1,571,833	15,613,124	43,572,139

Shares redeemed	(8,454,273)	(12,207,782)	(130,182,342)	(240,426,816)

Net increase/(decrease) in fund shares	12,876,379	45,754,351	360,687,513	326,967,733

Shares outstanding at end of period	85,494,277	72,617,898	1,736,727,408	1,376,039,895

Semi-Annual Report September 2017 / 240

Notes to Financial Statements (Continued)

	ULTRA SHORT BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017

Change in Fund shares:

Shares outstanding at beginning of period	15,523,122	18,299,489	16,555,337	17,464,894

Shares sold	1,921,916	5,868,261	2,412,823	3,776,694

Shares issued through reinvestment of distributions	72,273	170,062	77,104	179,253

Shares redeemed	(2,613,711)	(8,814,690)	(3,672,379)	(4,865,504)

Net increase/(decrease) in fund shares	(619,522)	(2,776,367)	(1,182,452)	(909,557)

Shares outstanding at end of period	14,903,600	15,523,122	15,372,885	16,555,337

	UNCONSTRAINED BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017

Change in Fund shares:

Shares outstanding at beginning of period	122,812,923	70,589,674	167,977,081	119,202,854

Shares sold	24,282,160	83,956,378	39,957,335	85,970,979

Shares issued through reinvestment of distributions	1,271,468	1,739,843	1,677,471	2,624,688

Shares redeemed	(23,144,476)	(33,472,972)	(20,238,729)	(39,821,440)

Net increase/(decrease) in fund shares	2,409,152	52,223,249	21,396,077	48,774,227

Shares outstanding at end of period	125,222,075	122,812,923	189,373,158	167,977,081

10.	FEDERAL TAX INFORMATION

Capital Loss Carryforwards:

At September 30, 2017, the following Funds had available for federal income tax purposes unused capital losses as follows:

FUND	EXPIRING IN 2017	EXPIRING IN 2018	EXPIRING IN 2019	SHORT TERM NON-EXPIRING AMOUNTS*	LONG TERM NON-EXPIRING AMOUNTS*
AlphaTrak 500 Fund	$62,522,182	$15,892,244	$12,617,196	$—	$—
Floating Rate Income Fund	—	—	—	—	1,168,179
High Yield Bond Fund	—	—	—	—	80,944,265
Low Duration Bond Fund	99,373,584	21,029,490	42,081,240	—	55,588,883
Strategic Income Fund	47,852,416	18,413,032	41,345,040	—	595,284
Ultra Short Bond Fund	17,068,161	14,894,875	10,083,524	134,340	4,787,137

*

Under the Modernization Act of 2010, capital losses incurred by the Funds after March 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in the years preceding enactment.

241 / Semi-Annual Report September 2017

Notes to Financial Statements (Continued)

Tax Basis of Distributable Income:

As of September 30, 2017, the components of accumulated earnings/(accumulated losses) on a tax basis were as follows:

	ALPHATRAK 500 FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND

Undistributed ordinary income (inclusive of short-term gains)	$5,646	$79,599	$2,479,117	$—

Other temporary differences	(563)	(13,780)	(210,647)	(15,316,724)

Accumulated capital loss carryforwards and post-October losses	(28,509,440)	(1,168,179)	(80,944,265)	—

Net unrealized appreciation/(depreciation)	(30,699)	594,245	(26,462,916)	3,959,116

Total accumulated earnings/(losses)	$(28,535,056)	$(508,115)	$(105,138,711)	$(11,357,608)

	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

Undistributed ordinary income (inclusive of short-term capital gains)	$—	$845,581	$—	$—	$6,663,590

Undistributed long-term capital gains	—	—	—	—	1,196,455

Other temporary differences	(6,321,870)	(114,092)	(1,298,412,336)	(215,554)	(4,201,709)

Accumulated capital loss carryforwards and post-October losses	(118,699,613)	(60,353,356)	—	(29,899,876)	—

Net unrealized appreciation/(depreciation)	9,178,626	774,352	187,327,608	(9,631)	6,271,729

Total accumulated earnings/(losses)	$(115,842,857)	$(58,847,515)	$(1,111,084,728)	$(30,125,061)	$9,930,065

Permanent differences incurred during the fiscal year ended March 31, 2017, resulting from differences in book and tax accounting have been reclassified at year-end as follows:

FUND	INCREASE/(DECREASE) UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	INCREASE/(DECREASE) ACCUMULATED NET REALIZED GAIN/(LOSS)	INCREASE/(DECREASE) PAID-IN-CAPITAL

AlphaTrak 500 Fund	$ —	$ 62,522,182	$ (62,522,182)

Floating Rate Income Fund	327,044	(327,044)	—

High Yield Bond Fund	(401,563)	308,449	93,114

Intermediate Bond Fund	(902,236)	902,236	—

Low Duration Bond Fund	(3,423,364)	102,796,948	(99,373,584)

Strategic Income Fund	86,808	47,765,608	(47,852,416)

Total Return Bond Fund	(72,307,735)	72,307,735	—

Ultra Short Bond Fund	(154,629)	17,222,790	(17,068,161)

Unconstrained Bond Fund	1,619,895	(1,619,895)	—

The permanent differences are due to investments in swaps, foreign currency, the U.S. subsidiary, expired capital loss carryforwards and redesignation of dividends paid.

Tax Basis of Distributions to Shareholders:

	ALPHATRAK 500 FUND		FLOATING RATE INCOME FUND
	MARCH 31, 2017	MARCH 31, 2016	MARCH 31, 2017	MARCH 31, 2016
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$84,991	$13,244	$6,476,329	$5,783,912
Net long-term capital gains	—	—	—	5,518

Total taxable distributions	$84,991	$13,244	$6,476,329	$5,789,430

Semi-Annual Report September 2017 / 242

Notes to Financial Statements (Continued)

			HIGH YIELD BOND FUND		INTERMEDIATE BOND FUND
			MARCH 31, 2017	MARCH 31, 2016	MARCH 31, 2017	MARCH 31, 2016
Distributions from:
Ordinary income (inclusive of short-term capital gains)			$35,532,953	$52,054,567	$28,388,404	$23,413,000
Net long-term capital gains			—	—	4,082,458	39,282

Total taxable distributions			$35,532,953	$52,054,567	$32,470,862	$23,452,282

			LOW DURATION BOND FUND		STRATEGIC INCOME FUND
			MARCH 31, 2017	MARCH 31, 2016	MARCH 31, 2017	MARCH 31, 2016
Distributions from:
Ordinary income (inclusive of short-term capital gains)			$47,400,208	$43,127,013	$4,080,266	$5,277,694
Net long-term capital gains			—	—	—	—

Total taxable distributions			$47,400,208	$43,127,013	$4,080,266	$5,277,694

	TOTAL RETURN BOND FUND		ULTRA SHORT BOND FUND		UNCONSTRAINED BOND FUND
	MARCH 31, 2017	MARCH 31, 2016	MARCH 31, 2017	MARCH 31, 2016	MARCH 31, 2017	MARCH 31, 2016
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$2,498,180,916	$1,657,931,994	$1,750,866	$1,125,116	$69,187,248	$47,055,696
Net long-term capital gains	117,591,899	334,609,524	—	—	—	—

Total taxable distributions	$2,615,772,815	$1,992,541,518	$1,750,866	$1,125,116	$69,187,248	$47,055,696

Domestic Blocker Income Tax

The Domestic Blocker in the High Yield Bond Fund recorded a provision for income tax expense (benefit) for the period ended September 30, 2017. This provision for income tax expense (benefit) is comprised of the following current and deferred income tax expense (benefit):

Current $ –

Deferred $ –

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of the assets and liabilities for financial reporting and tax purposes. Components of the Blocker Corporation’s deferred tax assets and liabilities as of September 30, 2017 are as follows:

Deferred Tax Assets:
Net Operating Loss Carryforward	$756,677
Capital Loss Carryforward	164,282
Unrealized depreciation on investment in Entegra TC, LLC	1,533,911

Total net deferred tax assets before valuation allowance	2,454,870
Less: Valuation Allowance	(2,454,870)

Net deferred tax asset	$—

243 / Semi-Annual Report September 2017

Notes to Financial Statements (Continued)

The capital loss carryforwards are available to offset future capital gains of the Blocker Corporation. For federal income tax purposes, capital losses of a corporation can be carried forward for 5 years. The Blocker Corporation has the following capital loss amounts:

Fiscal Year Ended Capital Loss	Amount	Expiration
March 31, 2015	$418,735	March 31, 2020

Net operating losses are available to offset future taxable income of the Blocker Corporation. For federal income tax purposes, net operating losses of a corporation may be carried forward for 20 years.

Fiscal Net Operating Loss	Amount	Expiration
March 31, 2016	$1,928,674	March 31, 2036

Total income tax (current and deferred) is computed by applying the federal statutory income tax rate of 35% and applicable state tax statutory rates (net of federal tax benefit) to net investment income and realized and unrealized gains/(losses) on investments before taxes for the period ended September 30, 2017 as follows:

Income tax expense at Federal statutory rate of 35%	$393,781
State income tax expense, net of federal benefit	47,625
Effect of permanent difference	82
Effect of change in tax rate used	11,370
Valuation allowance changes affecting the provision for income taxes	(452,858)

Total income tax expense	$—

The Blocker Corporation recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Blocker Corporation’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Blocker Corporation. Tax periods ended March 31, 2015 and 2016 remain subject to examination by tax authorities in the United States. Due to the nature of the Blocker Corporation’s investments, the Blocker Corporation may be required to file income tax returns in several states. The Blocker Corporation is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

11.	COMMITTED LINE OF CREDIT

The Funds have entered into a $350,000,000 committed revolving line of credit agreement with The Bank of New York Mellon (the “Bank”) for temporary borrowing purpose with an expiration date of September 13, 2018. The interest rate on borrowing is the higher of the federal funds rate or the overnight LIBOR rate, plus 1.15%. There were no borrowings from the line of credit as of or during the six months ended September 30, 2017. The Funds pay the Bank a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

12.	INDEMNIFICATIONS

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve further claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Semi-Annual Report September 2017 / 244

Approval of Investment Management Agreement by Trustees (Unaudited)

The Adviser provides investment advisory services to each Fund under an Investment Management Agreement dated February 6, 2013 (the “Agreement”) between the Trust, on behalf of each Fund, and the Adviser. The Agreement was approved for a two-year initial term by the shareholders of each Fund at a special meeting of shareholders held on November 28, 2012, which was adjourned until December 20, 2012 with respect to certain series of the Trust. The Agreement was most recently amended on June 26, 2013 for the purpose of adding the Floating Rate Income Fund. Following the Agreement’s initial two-year term with respect to each Fund upon each Fund’s commencement of operations, the Agreement continues in effect from year-to-year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Trustees of the Trust (the “Board”), and, in either event, by a majority of the Trustees who are not “interested persons” of the Trust, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (the “Independent Trustees”) casting votes in person at a meeting called for that purpose.

On September 18, 2017, the Board approved the renewal of the Agreement for an additional one-year term from February 6, 2018 through February 5, 2019 The renewal of the Agreement was approved by the Board (including by a majority of the Independent Trustees) upon the recommendation of the Independent Trustees. The Independent Trustees met separately by telephone on August 30, 2017, and in person on another occasion, with their independent legal counsel to review and discuss the information that had been requested on their behalf by their independent legal counsel and presented by the Adviser for their consideration. The information, material facts, and conclusions that formed the basis for their recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed - During the course of each year, the Independent Trustees receive a wide variety of materials relating to the services provided by the Adviser, including reports on the Adviser’s investment processes, as well as on each Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Adviser to the Funds. In addition, the Board reviewed information furnished to the Independent Trustees in response to a detailed request sent to the Adviser on their behalf. The information in the Adviser’s responses included extensive materials regarding each Fund’s investment results, advisory fee comparisons to advisory fees charged by the Adviser to its institutional clients, financial and profitability information regarding the Adviser, descriptions of various services provided to the Funds and to other advisory and sub-advisory clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund. The Trustees also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to appropriate peer groups of mutual funds. After reviewing this information, the Trustees requested additional information from the Adviser, which the Adviser provided and the Trustees considered.

Review process - The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. The Independent Trustees reviewed advice regarding legal and industry standards provided by their independent legal counsel, including a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Agreement. The Independent Trustees also discussed these matters with their independent legal counsel, who assisted them in their review and consideration of the renewal of the Agreement. The Independent Trustees discussed the renewal of the Agreement with the Adviser’s representatives and in private sessions at which no representatives of the Adviser were present. In deciding to recommend the renewal of the Agreement with respect to each Fund, the Independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Trustee may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, extent, and quality of services

The Board considered the depth and quality of the Adviser’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources available to the Adviser; and the ability of its organizational structure to address the growth in assets over the past several years. The Independent Trustees considered the ability of the Adviser to attract and retain well-qualified investment professionals, noting in particular the Adviser’s recent hiring of professionals in various areas over the past several years, continued upgrading of resources in its middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements. The Board also considered that the Adviser made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, and portfolio accounting. They noted the substantial additional resources made available by The TCW Group, Inc. (“TCW”), the parent company of the Adviser. The Independent Trustees examined and discussed a detailed description of the extensive additional services provided to the Funds to support

245 / Semi-Annual Report September 2017

Approval of Investment Management Agreement by Trustees (Unaudited) (Continued)

their operations and compliance, as compared to the much narrower range of services provided to the Adviser’s institutional and sub-advised clients, as well as the Adviser’s oversight and coordination of numerous outside service providers to the Funds. They further noted the high level of regular communication between the Adviser and the Independent Trustees. The Adviser explained its responsibility to supervise the activities of the Funds’ various service providers, as well as supporting the Independent Trustees and their meetings, regulatory filings, and various operational personnel, and the related costs.

The Board and the Independent Trustees concluded that the nature, extent, and quality of the services provided by the Adviser are of a high quality and have benefited and should continue to benefit the Funds and their shareholders.

3. Investment results

The Board considered the investment results of each Fund in light of its investment objective(s) and principal investment strategies. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2017. The Independent Trustees reviewed information as to peer group selections presented by Broadridge and discussed the methodology for those selections with the Adviser. In reviewing each Fund’s relative performance, the Board took into account each Fund’s investment strategies, distinct characteristics, asset size and diversification..

The Board noted that each Fund’s performance was satisfactory over the relevant periods and in some cases very favorable, particularly over longer periods, which the Board believes are generally the most relevant. The Board indicated its belief that the performance of each Fund for periods where the Fund lagged its respective peer group average remained satisfactory when assessed on a risk-adjusted basis because performance quintiles do not necessarily reflect the amount of risk employed by peer funds to achieve their returns. The Board recognizes the Adviser’s deliberate strategy to manage risk in light of its critical view of the fixed-income securities markets and overall investment market conditions at present and in the near term. For that reason, the Board believes that relative performance also should be considered in light of future market conditions expected by the Adviser. The Board also considered data showing that the Funds generally experienced less volatility for many periods compared to other funds in the applicable peer groups.

For the Metropolitan West Total Return Bond Fund, the Board noted that the Fund’s performance was in the first quintile for the ten-year period, the second quintile for the five-year period, the third quintile for the three-year period, and the fifth quintile for the one-year period.

For the Metropolitan West Unconstrained Bond Fund, the Board noted that the Fund’s performance was in the first quintile for the five-year period, the second quintile for the three-year period and the fourth quintile for the one-year period. The Board also considered the limitations of using the alternative credit focus funds peer group for this Fund because of the significant differences in the strategies used by those funds.

For the Metropolitan West Low Duration Bond Fund, the Board noted that the Fund’s performance was in the third quintile for the ten-year period, the first quintile for the five-year period, the third quintile for the three-year period and the fourth quintile for the one-year period.

For the Metropolitan West Intermediate Bond Fund, the Board noted that the Fund’s performance was in the first quintile for the ten-year and five year periods, the second quintile for the three-year period and the fourth quintile for the one-year period.

For the Metropolitan West High Yield Bond Fund, the Board noted that the Fund’s performance was in the second quintile for the ten-year period, the fourth quintile for the five-year period and the fifth quintile for the three-year and one-year periods. The Board also considered the Adviser’s cautious profile for the Fund with respect to credit and interest rate risks as the primary reason for the relatively lower investment performance.

For the Metropolitan West Floating Rate Income Fund, the Board noted that the Fund’s performance was in the second quintile for the three-year period and the fourth quintile for the one-year period. The Board noted the substantially lower volatility for this Fund compared to the funds in the peer group.

For the Metropolitan West Ultra Short Bond Fund, the Board noted that the Fund’s performance was in the fifth quintile for the ten-year period, the second quintile for the five-year period and the fourth quintile for the three-year and one-year periods. The Board also considered that the peer group funds can have substantially longer dollar-weighted average maturities than would be permitted for this Fund, and those longer averages can result in higher performance under the prevailing market conditions over the applicable periods.

For the Metropolitan West Strategic Income Fund, the Board noted that the Fund’s performance was in the first quintile for the ten- and five-year periods, the third quintile for the three-year period and the fourth quintile for the one-year period. The Board also considered the limitations of using the absolute return funds peer group for this Fund because of the significant differences in the strategies used by those funds.

For the Metropolitan West AlphaTrak 500 Fund, the Board noted that the Fund was in the first quintile for the ten-, five-, three- and one-year periods.

Semi-Annual Report September 2017 / 246

Approval of Investment Management Agreement by Trustees (Unaudited) (Continued)

The Board concluded that the Adviser was implementing each Fund’s investment objective and that the Adviser’s record in managing the Funds indicates that its continued management should benefit each Fund and its shareholders over the long term.

4. Advisory fees and total expenses

The Board compared the advisory fee and total expenses of each Fund (each as a percentage of average net assets) with the median advisory fee and operating expense levels of the other mutual funds in the relevant Broadridge peer groups. These comparisons assisted the Board by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board observed that each Fund’s advisory fee was below or near the median of the peer group funds on a current basis, with the exception of the Strategic Income Fund. The Board considered the Adviser’s view that the Broadridge peer group did not provide a suitable comparison for either the Unconstrained Bond Fund or the Strategic Income Fund. In particular, the Adviser’s view is that the Strategic Income Fund should instead be compared to private absolute return funds, which the Adviser views as that Fund’s closest relevant comparison and to which its fees and expenses compare very favorably. The Board further noted that the AlphaTrak 500 Fund and Strategic Income Fund each employ a fulcrum fee that adjusts upward from a basic fee only if the Fund has favorable performance against its specified benchmark (and adjusts downward in the case of unfavorable relative performance). The Board noted that such a fee structure is designed so that the fee would be on the higher end of its range only if the shareholders had favorable relative net performance. The Board noted the contractual expense limitations to which the Adviser has agreed with respect to each Fund and that the Adviser historically has absorbed any expenses in excess of these limits. The Board noted further that the relatively high total expense ratio for the AlphaTrak 500 Fund related primarily to the small asset base for that Fund. The Board concluded that the competitive fees charged by the Adviser, and competitive expense ratios, should benefit each Fund and its shareholders.

The Board also reviewed information regarding the advisory fees charged by the Adviser to its institutional and sub-advisory clients with similar investment mandates. The Board concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Funds, the differences appropriately reflected the Adviser’s more extensive services provided to the Funds and significantly greater responsibilities and expenses with respect to the Funds, including the additional time spent by portfolio managers for reasons such as managing the more active cash flows from purchases and redemptions by shareholders, the additional risks of managing a pool of assets for public investors, administrative burdens, daily pricing, valuation and liquidity responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to mutual funds.

5. The Adviser’s costs, level of profits, and economies of scale

The Board reviewed information regarding the Adviser’s costs of providing services to the Funds, as well as the resulting level of profits to the Adviser. They reviewed the Adviser’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser’s largest operating cost. The Board and the Independent Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits for the services that it provides to each Fund. The Board also reviewed a comparison of the Adviser’s profitability with respect to the Funds to the profitability of certain publicly traded asset managers, which the Adviser said supported its view that the Adviser’s profitability was reasonable. The Board and the Independent Trustees also considered the implementation of a supplemental administrative services agreement that reimburses the Adviser for a portion of its compliance and other administrative services in an amount reviewed and approved by the Board and the Independent Trustees. The Board noted that no fee had yet been paid to the Adviser under that supplemental agreement. Based on their review, the Board and the Independent Trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Fund was not unreasonable or excessive

The Board and the Independent Trustees considered the extent to which potential economies of scale could be realized as the Funds grow and whether the advisory fees reflect those potential economies of scale. They recognized that the advisory fees for the Funds do not have breakpoints, which would otherwise result in lower advisory fee rates as the Funds grow larger. They also recognized the Adviser’s view that the advisory fees compare favorably to peer group fees and expenses, and remain competitive even at higher asset levels and that the relatively low advisory fees reflect the potential economies of scale. For example, the largest Fund, the Total Return Bond Fund, is one of the largest mutual funds in its peer group, but its contractual advisory fee and total expenses remain at or below the peer group median. The Board and the Independent Trustees recognized the benefits to the Funds of the Adviser’s substantial past and on-going investment in the advisory business that benefits the Funds, such as successfully recruiting and retaining key professional talent, systems and technology, administration, compliance, legal and infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Board also noted the Adviser’s explanation of the increased resources required to manage the Funds as a result of both asset growth and increased competitive pressures. The Board and the Independent Trustees further noted the Adviser’s past subsidies of the Funds’ operating expenses when they were newer and smaller and the Adviser’s commitment to maintain reasonable overall operating expenses for each Fund. The Board and the Independent Trustees also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients rather than strictly mutual funds. The Board and the Independent Trustees concluded

247 / Semi-Annual Report September 2017

Approval of Investment Management Agreement by Trustees (Unaudited) (Concluded)

that the Adviser was satisfactorily sharing potential economies of scale with the Funds through low fees and expenses, and through reinvesting in its capabilities for serving the Funds and their shareholders.

6. Ancillary benefits

The Board and the Independent Trustees also considered other actual and potential financial benefits to the Adviser in concluding that the contractual advisory fees are fair and reasonable for the Funds. In particular, they noted that the Adviser does not have any affiliates that materially benefit from the Adviser’s relationship to the Funds except through TCW’s ownership of the Adviser.

7. Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Trustees concluded that the Agreement is fair and reasonable to each Fund and its shareholders, that the Funds’ shareholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser by each Fund, and that the renewal of the Agreement was in the best interests of each Fund and its shareholders.

Semi-Annual Report September 2017 / 248

Metropolitan West Funds

Privacy Policy

The TCW Group, Inc. and Subsidiaries TCW Investment Management Company LLC TCW Asset Management Company LCC Trust Company of the West Metropolitan West Asset Management, LLC

TCW Funds, Inc.	Sepulveda Management LLC
TCW Strategic Income Funds, Inc.	TCW Direct Lending
Metropolitan West Funds	TCW Direct Lending VII LCC
TCW | Alternative Funds

Effective September 2017

WHAT YOU SHOULD KNOW

TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the U.S. Securities and Exchange Commission.

OUR PRIVACY POLICY

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, and the TCW Alternative Funds, Sepulveda Management LLC and TCW Direct Lending (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

CATEGORIES OF INFORMATION WE COLLECT

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•	Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•	Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•	Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

249 / Semi-Annual Report September 2017

CATEGORIES OF INFORMATION WE DISCLOSE TO NONAFFILIATED THIRD PARTIES

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

CATEGORIES OF INFORMATION WE DISCLOSE TO OUR AFFILIATED ENTITIES

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

INFORMATION ABOUT FORMER CUSTOMERS

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

QUESTIONS

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

REMINDER ABOUT TCW’S FINANCIAL PRODUCTS

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, TCW Alternative Funds, Sepulveda Management LLC and TCW Direct Lending.

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC	TCW STRATEGIC INCOME FUND, INC.

TCW FUNDS, INC.	METROPOLITAN WEST FUNDS

TCW ALTERNATIVE FUNDS	TCW DIRECT LENDING LLC

SEPULVEDA MANAGEMENT LLC	TCW DIRECT LENDING VII LLC

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

Semi-Annual Report September 2017 / 250

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MetWest Funds

865 South Figueroa Street

Los Angeles, California 90017

800 241 4671

www.tcw.com

Board of Trustees

Andrew Tarica

Laird R. Landmann

Peter McMillan

Martin Luther King, III

Ronald J. Consiglio

Robert G. Rooney

Patrick C. Haden

Patrick Moore

Officers

David Lippman

President and Principal Executive Officer

David S. DeVito

Treasurer, Chief Financial Officer and Principal Accounting Officer

Jeffrey Engelsman

Chief Compliance Officer

Adviser

Metropolitan West Asset Management, LLC

865 South Figueroa Street, Floor 1800

Los Angeles, CA 90017

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

Independent Registered Public

Accounting Firm

Deloitte & Touche LLP

555 West 5th Street, Suite 2700

Los Angeles, CA 90013

Distributor

Foreside Funds Distributors LLC

899 Cassatt Road, 400 Berwyn Park

Berwyn, PA 19312

Legal Counsel

Paul Hastings LLP

101 California Street, 48th Floor

San Francisco, CA 94111

For Additional Information about the Metropolitan West Funds call: (213) 244-0000 or (800) 241-4671 (toll-free) www.mwamllc.com

A description of the Funds’ proxy voting policies, procedures, and how the Funds’ voted proxies relating to portfolio’s securities during the most recent 12 month period ending June 30 are available (i) without charge, upon request, by calling (800) 241-4671; (ii) on the Securities and Exchange Commission’s website at www.sec.gov

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 241-4671.

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 241-4671 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

FUNDmwSAR 11/8/17

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Metropolitan West Funds

By (Signature and Title)*	/s/ David B. Lippman
David B. Lippman, President and Principal Executive Officer
(principal executive officer)

Date	December 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David B. Lippman
David B. Lippman, President and Principal Executive Officer
(principal executive officer)

Date	December 4, 2017

By (Signature and Title)*	/s/ David S. DeVito
David S. DeVito, Treasurer
(principal financial officer)

Date	December 4, 2017

* Print the name and title of each signing officer under his or her signature.